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                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_]Preliminary Proxy Statement
  [_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
  [X]Definitive Proxy Statement
  [_]Definitive Additional Materials
  [_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.1a-12

                                 Voxware, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [_]No fee required.
  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    4) Proposed maximum aggregate value of transaction:


    5) Total fee paid:


  [X]Fee paid previously with preliminary materials.

  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                                   [GRAPHIC]
                                   VOXWARE


                                                                 August 12, 1999

Dear Fellow Stockholder:

  You are cordially invited to attend our Annual Meeting of Stockholders to be held at 9:00 a.m. (local time), on Tuesday, September 21, 1999, at the Holiday Inn, 4355 Route 1, Princeton, New Jersey.

  At the Annual Meeting you will be asked to consider and vote upon the following:

    (a) approval and adoption of an agreement dated as of February 4, 1999, as amended, between Ascend Communications, Inc., a Delaware corporation, and Voxware, pursuant to which we propose to sell to Ascend for cash substantially all of the assets of our digital speech coding business; and

    (b) the election of three directors of Voxware.

  In addition, I will be pleased to report on the affairs of Voxware and a discussion period will be provided for questions and comments of general interest to stockholders.

  Your Board of Directors unanimously has approved and adopted the agreement with Ascend, has determined that the sale of assets to Ascend is in the best interests of Voxware and its stockholders and is recommending that stockholders vote FOR approval and adoption of the agreement to sell assets to Ascend. Your Board of Directors also believes the election of the nominees for election to Voxware's Board of Directors is in the best interests of Voxware and its stockholders and unanimously recommends that you vote FOR each of the proposed nominees. In reaching its determination regarding the asset purchase agreement, the Board of Directors considered, among other things, the opinion of Ladenburg Thalmann & Co. Inc. that the consideration to be paid by Ascend to us in the sale is within the range of fair value for the assets. The written opinion of Ladenburg is included as Appendix B to the attached Proxy Statement. You are urged to read the opinion in its entirety for a description of the assumptions made, the matters considered and the procedures followed by Ladenburg.

  As described in the attached Proxy Statement, we recently acquired substantially all of the assets of Verbex Voice Systems, Inc. Since that time, our primary business focus has been Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. These products allow data input through speech rather than bar-code scanning or manual input through a keyboard. We intend to continue to sell existing Verbex products and to service Verbex products already sold. We also intend to develop next-generation Verbex products which we believe will be necessary to compete and succeed in the market. You are not voting on the change of our business or the purchase of Verbex. In considering whether to approve the sale of assets to Ascend, you should consider that the assets being sold relate to our primary business since inception. You should also consider that Verbex's business is substantially different from our historical business, and that the Verbex business has suffered losses since inception.

  Approval and adoption of the sale of our speech coding assets to Ascend requires the affirmative vote of the holders of a majority of Voxware's issued and outstanding shares of Common Stock, $.001 par value per share. The three nominees for election to Voxware's Board of Directors receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. The Common Stock constitutes the only outstanding class of capital stock of Voxware.

  We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, we request that you sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

  Thank you for your cooperation.

                                      Very truly yours,

                                      /s/ Bathsheba J. Malsheen
                                      Bathsheba J. Malsheen
                                      President and Chief Executive Officer

                                 VOXWARE, INC.
                             305 College Road East
                          Princeton, New Jersey 08540
                                 (609) 514-4100

                    Notice of Annual Meeting of Stockholders

                                August 12, 1999

  The Annual Meeting of Stockholders of Voxware, Inc. will be held at the Holiday Inn located at 4355 Route 1, Princeton, New Jersey on September 21, 1999 at 9:00 a.m. (local time) for the following purposes:

    1. To consider and vote upon a proposal to approve and adopt an agreement dated as of February 4, 1999, as amended, between Ascend Communications, Inc., a Delaware corporation, and Voxware, pursuant to which we propose to sell to Ascend for cash substantially all of the assets of our digital speech coding business, as more fully described in the attached Proxy Statement.

    2. To elect three directors to serve until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified to serve.

    3. To transact such other business as may properly come before the meeting.

  The full text of the agreement with Ascend relating to the sale of our digital speech coding assets is included as Appendix A to the attached Proxy Statement and is incorporated in the Proxy Statement by reference. The Board of Directors of Voxware unanimously recommends that you vote FOR approval and adoption of the agreement with Ascend and vote FOR the election of the directors nominated by the Board of Directors.

  Only stockholders of record at the close of business on August 9, 1999 will be entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at the address specified above.

  Whether or not you expect to attend the meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                          By Order of the Board of Directors

                                          /s/ Bathsheba J. Malsheen
                                          Bathsheba J. Malsheen
                                          President and Chief Executive
                                           Officer

August 12, 1999

         IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED AND
                               RETURNED PROMPTLY

                                 VOXWARE, INC.
                             305 College Road East
                          Princeton, New Jersey 08540

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SALE.......................................   3

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS............................   6

SUMMARY....................................................................   7
  The Meeting..............................................................   7
    Time, Place, and Purpose...............................................   7
    Proposals..............................................................   7
    Voting of Proxies......................................................   7
    Solicitation of Proxies................................................   8
    Shares Entitled to Vote................................................   8
    Vote Required..........................................................   8
    No Appraisal Rights....................................................   8
  The Sale.................................................................   8
    Terms of the Sale......................................................   8
    Reasons for the Sale; Recommendation of the Board of Directors.........   9
    Opinion of Financial Advisor...........................................   9
    Business After the Sale................................................   9
    Use of Proceeds........................................................  10
    No Payments to Holders of Common Shares................................  10
    Accounting Treatment of the Sale.......................................  10
    Federal Income Tax Consequences........................................  10
    Interests of Former Executive Officer and Director in the Sale.........  11
    Summary Selected Pro Forma Condensed Combined Financial Information....  11

THE MEETING................................................................  13
  Quorum; Shares Entitled to Vote..........................................  13
  Vote Required............................................................  13
  Voting of Proxies........................................................  13
  Solicitation of Proxies..................................................  13
PROPOSAL NO. 1 -- THE SALE.................................................  15
  Background of the Sale...................................................  15
    General................................................................  15
    Chronology of Events...................................................  16
  Reasons for the Sale; Recommendation of the Board of Directors...........  20
  Opinion of Financial Advisor.............................................  21
  Use of Proceeds..........................................................  25
  No Payment, Dividend or Distribution to Holders of Common Stock..........  25
  Absence of Dissenters' Rights of Appraisal...............................  26
  The Agreement With Ascend................................................  26
    Assets to be Sold and Liabilities to be Assumed........................  26
    License of Speech Coding Technology from Ascend After the Sale.........  26
    Purchase Price.........................................................  26
    The Closing............................................................  26
    Representations and Warranties.........................................  27
    Indemnification; Survival of Representations and Warranties; Limitation
     on Liability; and Escrow of Purchase Price............................  27

    Additional Agreements..................................................  28
    No Solicitation........................................................  28
    Termination............................................................  28
    Licenses of Speech Coding Technology to Ascend Prior to the Sale and in
     the Event the Sale is Not Consummated.................................  29
    Conditions to the Sale.................................................  30
    Employee Matters.......................................................  30
    Fees and Expenses......................................................  30
  Accounting Treatment of the Sale.........................................  31
  Federal Income Tax Consequences..........................................  31
  Interests of Executive Officer and Director in the Sale..................  31
  Information Concerning Ascend............................................  32

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION...............  33

ADDITIONAL INFORMATION ABOUT VOXWARE.......................................  41
  Business of Voxware Following the Sale...................................  41
    The Acquisition of Verbex..............................................  41
    Business Objective.....................................................  42
    Products...............................................................  43
    Applications...........................................................  44
    Sales and Distribution.................................................  45
    Customers..............................................................  46
    Technology.............................................................  47
    Competition............................................................  47
    Employees..............................................................  48
    Properties.............................................................  48
  Factors to Consider in Evaluating the Sale...............................  48
  Selected Financial Information...........................................  52
  Management's Discussion and Analysis of Financial Condition and Results
   of Operations...........................................................  54
  Market Information.......................................................  67
  Legal Proceedings........................................................  67

PROPOSAL NO. 2 -- ELECTION OF DIRECTORS....................................  69

BOARD MEETINGS AND COMMITTEES..............................................  72

EXECUTIVE COMPENSATION.....................................................  73

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT.....................  77

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION................  78

COMPENSATION COMMITTEE REPORT..............................................  78

PERFORMANCE GRAPH..........................................................  80

INDEPENDENT PUBLIC ACCOUNTANTS.............................................  80

WHERE YOU CAN FIND ADDITIONAL INFORMATION..................................  80

STOCKHOLDER PROPOSALS......................................................  81

OTHER MATTERS..............................................................  81

INDEX TO FINANCIAL STATEMENTS.............................................. F-1

Appendix A  Asset Purchase Agreement dated as of February 4, 1999, as amended, by and between Ascend Communications, Inc. and
            Voxware, Inc................................................... A-1
Appendix B Opinion of Ladenburg Thalmann & Co. Inc......................... B-1

                      QUESTIONS AND ANSWERS ABOUT THE SALE

Q: Who is soliciting my proxy?

A.The Board of Directors of Voxware.

Q: When and where is the Annual Meeting?

A: The Annual Meeting will take place on September 21, 1999 at 9:00 a.m. (local time) at the Holiday Inn located at 4355 Route 1, Princeton, New Jersey.

Q: What proposals will I be voting on at the Annual Meeting?

A: You will be asked to consider a resolution to approve the sale of substantially all of the assets relating to our speech coding business to Ascend for cash of $5,100,000, of which $750,000 will be placed in escrow for a period of 18 months to secure our indemnification obligations under the agreement with Ascend.

   You will also be asked to elect three directors of Voxware to serve until the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified to serve. The nominees for directors are Bathsheba J. Malsheen, David Levi and Eli Porat.

Q: What will Voxware's business be after the sale to Ascend?

A: As a result of the sale to Ascend, we will have sold substantially all of our assets relating to what has historically been our primary business of developing and licensing speech coding technologies and products. On February 18, 1999, we completed the acquisition of substantially all of the assets of Verbex Voice Systems, Inc. Since that time, our primary business focus has been Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. These products allow data input through speech rather than bar-code scanning or manual input through a keyboard. After the sale, we intend to continue to sell existing Verbex products and to service Verbex products already sold. We also intend to develop next-generation Verbex products which we believe will be necessary to compete and succeed in the market. Our efforts to develop Verbex's business may include the exploration of strategic transactions to augment Verbex's business, such as mergers, acquisitions and joint ventures. We have had discussions with Vocollect, Inc. a Pittsburgh-based company which sells speech recognition products for the same markets. The discussions involved proposals to combine technologies, jointly develop products and jointly market products. Discussions also involved the exploration of a possible combination of the two companies. Any transaction with Vocollect will need to be further negotiated and set forth in a definitive agreement. We cannot assure you that we will enter into any agreement with Vocollect or what the final terms of an agreement would be.

   The sale to Ascend does not include our rights and obligations under our existing license agreements. As part of the sale, we will receive a license from Ascend to use the speech coding technologies necessary to service those existing licensees. Therefore, after the sale to Ascend, we will continue to have licensing revenue from existing licensees. We will also seek to license our audio compression technologies that are not being sold to Ascend. With the consent of Ascend, we may also license the speech coding technologies to new licensees for uses that are not competitive with Ascend. We do not have any agreements or arrangements with Ascend relating to any general or specific guidelines for obtaining Ascend's consent. Therefore, we cannot assure you that Ascend will consent to any new licenses which we propose to enter into relating to the speech coding technologies. You should note that Voxware's revenue from licensing speech coding technologies and audio compression technologies has been decreasing from quarter to quarter over the last two years. Therefore, we expect that, even if Ascend is willing to give its consent, our new licensing activity relating to the speech coding technologies will decrease significantly after completion of the sale. Further, over time, as we focus on the Verbex business, we expect that revenues from licensees of speech coding technologies will become a less significant part of our revenues. Therefore, we do not expect revenue from new licensing activity to materially affect our financial position.

Q: Will I be able to vote separately on the change in nature of Voxware's business?

A: The acquisition of Verbex was completed on February 18, 1999 and we are already conducting Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. While you will have the opportunity to vote on the sale to Ascend, you will not have an opportunity to vote separately on the change in the nature of our business.

Q: Why is Voxware's Board of Directors recommending the sale to Ascend?

A: The Board of Directors has determined that the terms of the sale are in the best interests of the stockholders of Voxware. In reaching this conclusion, they considered a number of factors, including:

  . the cash purchase price of $5,100,000, of which $750,000 will be placed in escrow at the closing for a period of 18 months to secure our indemnification obligations;

  . the risks associated with the business of developing and selling speech compression and manipulation products and technologies, including (1) the low prices which the market is willing to pay for speech coding products and technologies of the type we developed and (2) the difficulty of achieving market penetration with those products and technologies due to the domination of the Internet Protocol ("IP") telephony market by standard technologies, the domination of the multimedia market by a relatively small group of companies and competition in those markets;

  . the termination of many of our contracts, including our agreement with Netscape Communications Corporation;

  . our deteriorating financial results and business prospects in all of our targeted markets for speech coding technologies;

  . the failure of our licensees to successfully market products incorporating our technologies; and

  . the risk that we would not be able to achieve significant growth in our revenues within a reasonable time if we stayed in our current business;

  . the opinion of Ladenburg Thalmann & Co. Inc. that the price to be received from Ascend is within the range of fair value for the assets being sold to Ascend; and

  .  the absence of any better offer.

   To review the background and reasons for the sale in greater detail, see pages 15-21. A copy of the opinion of Ladenburg is included as Appendix B to this Proxy Statement.

Q: What are Voxware's plans if the sale and the agreement with Ascend are not approved by the stockholders?

A. If the agreement with Ascend relating to the sale of assets is not adopted and approved by our stockholders, the sale to Ascend will not be consummated and we will retain title to the assets proposed to be sold, including primarily, our speech coding technologies. The agreement provides that if the sale is not approved by the stockholders, Ascend will be entitled to become a licensee of Voxware with respect to several speech coding technologies which are part of the assets proposed to be sold to Ascend. Ascend's license will be a non-exclusive, perpetual, world-wide, royalty-free license to up to five of the technologies listed below at the cost indicated:

       Technologies           Prices
       ------------          --------
       Transparent coder     $175,000
       Variable Rate coder   $175,000
       Endpoint RT24          $20,000
       AEC/AES               $150,000
       Noise Filter          $150,000
       Packet Loss Recovery  $150,000
       AGC                    $50,000
       TNT                    $50,000

   Between June 21, 1999 and June 24, 1999, ten of our employees, including all of our employees who developed the technologies being sold under the agreement, resigned from Voxware and became employees of Ascend. Therefore, we believe that we are not in a position to further develop the technologies being sold to Ascend for any target market. Additionally, for the same reasons that led us to determine that the sale is in the best interests of the stockholders, we do not believe it makes business sense for us, given our limited resources, to continue to pursue this business.

   We would continue to conduct and to develop the Verbex business. The technologies included in the assets being sold would have little value to us in that business. At least in the short run, we could be forced to pursue our new business focus in the area of speech recognition with less cash than if the sale is consummated and the purchase price received.

   We would likely seek an alternative to the transaction with Ascend involving the sale of our speech coding business. However, our ability to sell the speech coding assets to another purchaser could be adversely affected by the license to Ascend. We also believe that the value of our speech coding technologies would be significantly decreased over time since we no longer employ the key employees involved in the development of those technologies.

Q: How will Voxware pay for the costs and expenses associated with the sale?

A: The assets to be sold to Ascend do not include any of our cash, cash equivalents and short-term investments. Our cash will be used to pay all of our costs and expenses associated with the sale. As of March 31, 1999, our cash, cash equivalents and short-term investments totaled approximately $5,343,000, not including the cash that we will receive from Ascend at the closing of the sale.

Q: Will I receive any payment as a result of the sale?

A: No, you will not receive any payment as a result of the sale. We will retain the net proceeds from the sale and use them for general corporate purposes, including for potential acquisitions of other businesses.

Q: Can I still sell my shares of Voxware Common Stock?

A: Neither the sale nor the agreement will affect your right to sell or otherwise transfer your shares of Common Stock.

Q: What is the required vote to approve and adopt the agreement with Ascend and the sale of the speech coding assets?

A: The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required to approve and adopt the agreement with Ascend and the sale of the speech coding assets.

Q: If I sign and return the proxy without completing it, will that be considered a "yes" or "no" vote?

A: If a proxy is executed and returned without instructions as to how it is to be voted, the proxy will be deemed a vote FOR the approval and adoption of the agreement with Ascend and the sale of the speech coding assets.

Q: What if I want to change my vote?

A: To change your vote, just send in a written revocation or a later-dated, completed and signed proxy card before the Annual Meeting or attend the Annual Meeting in person and vote.

Q: If my shares of Common Stock are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares of Common Stock ONLY if you instruct your broker how to vote. Your broker should mail information to you that will explain how to give instructions to your broker. If you fail to instruct your broker how to vote, you will be considered to have voted against the sale.

Q: When do you expect the sale to be completed?

A: Voxware and Ascend are working toward completing the sale as quickly as possible, with the goal of completing the sale on the same date that the Annual Meeting is held, or as shortly as possible thereafter.

Q: Will I have appraisal rights?

A: Under the Delaware General Corporation Law, you do not have appraisal rights in connection with the sale.

Q: What do I need to do now?

A: Please complete and mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares of Common Stock may be represented at the Annual Meeting. In addition, you may attend and vote at the Annual Meeting in person, whether or not you have completed, signed and mailed your proxy card.

Q: Whom should I call with questions?

A. If you have any questions about the sale, please call Nicholas Narlis, Voxware's Vice President, Chief Financial Officer, Secretary and Treasurer, at (609) 514-4100.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

  This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause our actual results or outcomes to be materially different from those anticipated and discussed in this Proxy Statement. Important factors that we believe might cause these differences include:

 .  our lack of operating history and experience in operating Verbex's business;

 . our need to introduce new and enhanced products in order to increase market penetration and the risk of obsolescence of our products due to technological change;

 . our need to attract and retain key management and other personnel with experience in Verbex's business;

 .  our dependence on the Mobile Voice Pac ("MVP") product family;

 .  the potential for substantial fluctuations in our results of operations;

 .  competition from others;

 . our evolving distribution strategy and dependence on our distribution channels;

 .  the potential that speech products will not be widely accepted;

 .  the potential delisting of our Common Stock from the Nasdaq Stock Market;

 .  Year 2000 issues;

 .  problems associated with protecting our intellectual property; and

 .  our need for additional capital.

In assessing forward-looking statements contained in this Proxy Statement, you are urged to read carefully all cautionary statements contained in this Proxy Statement.

                                    SUMMARY

  This summary highlights selected information from this document. This summary may not contain all of the information that is important to you. To understand the sale to Ascend fully and for a more complete description of the legal terms of the sale, you should read carefully this entire document. The actual terms of the sale are contained in the agreement with Ascend. The agreement is included in this Proxy Statement as Appendix A.

The Meeting

 Time, Place, and Purpose

  The Annual Meeting of Stockholders of Voxware, Inc. will be held on September 21, 1999, at 9:00 a.m. (local time) at the Holiday Inn located at 4355 Route 1, Princeton, New Jersey, to vote upon the approval and adoption of the agreement relating to the sale of assets to Ascend and the election of three directors and to transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Copies of this Proxy Statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card are being mailed to stockholders on or about August 12, 1999.

 Proposals

  At the meeting, stockholders will consider and vote upon a proposed resolution in favor of the approval and adoption of the agreement dated as of February 4, 1999, as amended, between Ascend Communications, Inc. (which at the time was publicly owned but since then was acquired by Lucent Technologies, Inc. and is now a wholly owned subsidiary of Lucent) and Voxware. A vote in favor of the approval and adoption of the agreement will be considered a vote in favor of the sale to Ascend of substantially all of the assets of our speech coding business for an aggregate cash consideration of $5,100,000, of which $750,000 will be placed in escrow for a period of 18 months to secure our indemnification obligations under the agreement, all as more fully described in this Proxy Statement.

  On February 18, 1999, we completed the acquisition of substantially all of the assets of Verbex Voice Systems, Inc. Since that time, we have shifted our primary business focus to Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. While you will have an opportunity to vote on the sale to Ascend, you will not have an opportunity to vote separately on the change in the nature of our business. See "Business of Voxware Following the Sale."

  At the Annual Meeting, stockholders will also consider and vote upon the election of three directors.

 Voting of Proxies

  All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be deemed a vote FOR approval and adoption of the agreement with Ascend and the sale of the speech coding assets and will not be voted in the election of directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (1) by filing with the Secretary of Voxware, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (2) by attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting will not by itself revoke a proxy. Any written notice of revocation or subsequent proxy must be received by the Secretary prior to the taking of the vote at the Annual Meeting. The written notice of revocation or subsequent proxy should be hand delivered to the Secretary or sent to Voxware, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Nicholas Narlis, Vice President, Chief Financial Officer, Secretary and Treasurer, so as to be delivered prior to the taking of the vote at the Annual Meeting.

 Solicitation of Proxies

  Execution and return of the enclosed proxy card are being solicited by and on behalf of our Board of Directors for the purposes set forth in the foregoing notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. We have engaged the firm of Corporate Investor Communications, Inc. to assist us in the distribution and solicitation of proxies and have agreed to pay CIC a fee of approximately $6,000, plus expenses, for its services.

 Shares Entitled to Vote

  Only holders of record of our Common Stock at the close of business on August 9, 1999 are entitled to notice of and to vote at the Annual Meeting. Those stockholders are entitled to cast one vote for each share of Common Stock held as of that date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of August 9, 1999, there were approximately 13,396,782 shares of our Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of our Common Stock, see "Security Ownership of Beneficial Owners and Management."

 Vote Required

  Approval of a majority of the 13,396,782 shares of our Common Stock outstanding on August 9, 1999 is required for the approval and adoption of the agreement with Ascend and the sale of the speech coding assets in order to comply with the provisions of applicable law. Abstentions and broker non-votes will be counted as votes against the approval and adoption of the agreement with Ascend and the sale of the speech coding assets. The three nominees for election to our Board of Directors receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them will be elected as directors.

 No Appraisal Rights

  Under the Delaware General Corporation Law, stockholders do not have appraisal rights in connection with the sale.

The Sale

 Terms of the Sale

  Pursuant to the terms of the agreement to sell the assets, Ascend has agreed to pay $5,100,000 in cash for the assets to be sold to Ascend, of which $750,000 will be placed in escrow for a period of 18 months to secure our indemnification obligations under the agreement. The only liabilities being assumed by Ascend are liabilities related to the assets to be sold to Ascend. The assets being sold do not include any of our cash, cash equivalents and short-term investments. As of March 31, 1999, our cash, cash equivalents and short-term investments total approximately $5,343,000, not including the cash that we will receive from Ascend at the closing of the sale.

  The sale does not include our rights and obligations under our existing license agreements. As part of the sale, we will receive a license from Ascend to use the Voxware technologies necessary to service those existing licensees. For a more detailed description of the agreement with Ascend and the assets and liabilities to be transferred to, and assumed by, Ascend, and the assets and liabilities to be retained by us, see "Proposal No. 1--The Sale--The Agreement With Ascend."

  Consummation of the sale is subject to the satisfaction of a number of conditions, including obtaining the approval of our stockholders. See "Proposal No. 1--The Sale--The Agreement With Ascend--Conditions to the Sale."

 Reasons for the Sale; Recommendation of the Board of Directors

  Our Board of Directors has determined that the terms of the sale are fair to, and in the best interests of, our stockholders, and has unanimously approved the agreement with Ascend. Accordingly, the Board of Directors unanimously recommends that the stockholders vote to approve and adopt the agreement with Ascend. In reaching its conclusion, the Board of Directors considered a number of factors, including:

  . the amount of the consideration to be received by us, and the fact that it is all cash;

  . the risks associated with the business of developing and selling speech coding and manipulation products and technologies, including (1) the low prices which the market is willing to pay for speech coding products and technologies of the type we developed and (2) the difficulty of achieving market penetration with those products and technologies due to the domination of the IP telephony market by standard technologies, the domination of the multimedia market by a relatively small group of companies and competition in those markets;

  . the termination of many of our contracts, including our agreement with Netscape;

  . our deteriorating financial results and business prospects in all of our targeted markets for speech coding technologies;

  . the failure of our licensees to successfully market products incorporating our technologies;

  . the risk that we would not be able to achieve significant growth in our revenues within a reasonable time if we stayed in our current business;

  . the opinion of Ladenburg to the effect that the price to be received from Ascend is within the range of fair value for the assets being sold to Ascend; and

  .  the absence of any better offer.

See "Proposal No. 1--The Sale--Background of the Sale," "--Reasons for the Sale; Recommendation of the Board of Directors" and "--Opinion of Financial Advisor."

 Opinion of Financial Advisor

  We retained Ladenburg to render an opinion as to whether the consideration to be paid by Ascend in the sale is within a range of fair value for the assets being sold to Ascend. Ladenburg provided our Board of Directors with an oral opinion on January 29, 1999, confirmed by a written opinion on February 4, 1999. The opinion states that the consideration to be paid by Ascend to us is within a range of fair value for the assets being sold to Ascend. Ladenburg has advised us that the opinion remains in full force and effect as of the date of this Proxy Statement. The full text of the Ladenburg opinion, which sets forth the assumptions made, matters considered and limitations on the review performed, is included in this Proxy Statement as Appendix B.

 Business After the Sale

  As a result of the sale, we will have sold substantially all of our assets relating to what has historically been our primary business of developing and licensing speech coding technologies and products. On February 18, 1999 we completed the acquisition of substantially all of the assets of Verbex. Since that time, our primary business focus has been Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. After the sale, we intend to continue to sell Verbex products and to service Verbex products already sold. We also intend to develop next-generation Verbex products which we believe will be necessary to compete and succeed in the market. Our efforts to develop Verbex's business may include the exploration of strategic transactions to augment Verbex's business, such as mergers, acquisitions and joint ventures. We have had discussions with Vocollect, a Pittsburgh-based company which sells speech recognition products for the same markets. The discussions involved proposals to combine technologies, jointly develop products and jointly market products. Discussions also involved the exploration of a combination of the two companies. Any transaction with Vocollect will need to be further negotiated and set forth in a definitive agreement. We cannot assure you that we will enter into any agreement with Vocollect or what the final terms of an agreement would be.

  The sale to Ascend does not include our rights and obligations under our existing license agreements. As part of the sale, we will receive a license from Ascend to use the Voxware technologies necessary to service those existing licensees. Therefore, after the sale to Ascend, we will continue to have licensing revenue from existing licensees. We will also seek to license our audio compression technologies that are not being sold to Ascend. With the consent of Ascend, we may also license the speech coding technologies to new licensees for uses that are not competitive with Ascend. We do not have any agreements or arrangements with Ascend relating to any general or specific guidelines for obtaining Ascend's consent. Therefore, we cannot assure you that Ascend will consent to any new licenses which we propose to enter into relating to the speech coding technologies. You should note that Voxware's revenue from licensing speech coding technologies and audio compression technologies has been decreasing from quarter to quarter over the last two years. Therefore, we expect that, even if Ascend is willing to give its consent, our new licensing activity relating to the speech coding technologies will decrease significantly after completion of the sale. Further, over time, as we focus on the Verbex business, we expect that revenues from licensees of speech coding technologies will become a less significant part of our revenues. Therefore, we do not expect revenue from new licensing activity to materially affect our financial position.

 Use of Proceeds

  We will use the proceeds of the sale for general corporate purposes, including ongoing general and administrative costs. We also plan to use our cash to fund transaction expenses related to the sale, which we estimate will be approximately $625,000. Furthermore, from time to time we expect to evaluate possible acquisitions of, or investments in, businesses, products and technologies that are complementary to our business, products and technologies, for which a portion of the cash proceeds from the sale and our other cash, as well as our Common Stock, may be used. While we engage from time to time in discussions with respect to potential investments or acquisitions, we have no commitments or agreements with respect to any investment or acquisition.

 No Payments to Holders of Common Shares

  The stockholders will not receive any payments as a result of the sale.

 Accounting Treatment of the Sale

  For accounting purposes, the sale will be presented as a sale of assets transaction that is expected to result in a gain to us of approximately $4,450,000, after consideration of the expected net proceeds from the sale less the book value of the assets transferred to Ascend. Of that amount, approximately $3,700,000 will be recognized in the period the Ascend transaction closes, and up to $750,000 will be recognized upon receipt of the final payment from Ascend, which will be held in escrow until 18 months from the closing to secure our indemnification obligations under the agreement with Ascend.

 Federal Income Tax Consequences

  We expect to recognize a gain on the sale of assets to Ascend to the extent that the net proceeds of the sale exceed the tax bases of the assets transferred to Ascend. That gain is estimated at $4,450,000, assuming receipt of all of the $750,000 held in escrow. We expect that the gain will be offset by net operating loss carryforwards available to us.

  Stockholders are advised to consult with their tax advisors for an analysis of any Federal, state or local tax consequences.

 Interests of Former Executive Officer and Director in the Sale

  In considering the sale, you should be aware that J. Gerard Aguilar, former Vice President of Research and Development and director of Voxware, had interests in the sale different from those of our stockholders at the time he considered and voted upon the sale. On January 28, 1999, Mr. Aguilar received an offer of employment from Ascend for the position of Director of Engineering, to be effective upon the closing of the sale. We subsequently agreed with Ascend that Mr. Aguilar and other of our employees could become employees of Ascend prior to the closing. Mr. Aguilar has resigned from Voxware and become an employee of Ascend. As an employee of Ascend, Mr. Aguilar is to receive an annual base salary of $140,000, a $5,000 signing bonus and options to purchase 17,000 shares of common stock of Ascend. Mr. Aguilar will also be reimbursed for up to $5,000 of relocation expenses.

 Summary Selected Pro Forma Condensed Combined Financial Information

  The following table contains selected pro forma condensed combined financial information which reflects (i) our sale of substantially all of the assets relating to our speech coding business to Ascend for aggregate cash consideration of $5,100,000, of which $750,000 will be placed in escrow for a period of 18 months to secure our indemnification obligations under the agreement with Ascend, and (ii) our acquisition of substantially all of the assets of Verbex for approximately $5,200,000 in cash, of which $400,000 has been placed in escrow for a period of six months from the closing date and will not be paid to Verbex to the extent that the purchase price paid to Verbex is adjusted downward pursuant to a net asset value calculation set forth in the agreement with Verbex. The pro forma amounts included in the table below reflect the accounting for our purchase of Verbex's assets, which closed in February 1999, as a purchase. Please read the following pro forma condensed combined financial information in conjunction with the historical condensed combined financial statements of Voxware and Verbex included elsewhere in this Proxy Statement. See "Unaudited Pro Forma Condensed Combined Financial Information."

  The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. These pro forma amounts are not necessarily indicative of the results of operations of the combined company that would have actually occurred had we completed the Verbex transaction and/or the Ascend transaction as of July 1, 1997 or of the financial condition of the combined company had we completed the transactions as of March 31, 1999 or of the future results of operations or financial condition of the combined company.

  The unaudited pro forma condensed combined statements of operations and the unaudited pro forma condensed combined balance sheet do not reflect:

  . any cost savings we expect to achieve as a result of the Verbex transaction, in particular the elimination of costs associated with administrative activities and facilities, or

  . any cost savings that we expect to achieve as a result of the sale to Ascend, in particular those expenses associated with our digital speech coding business purchased by Ascend, and the costs associated with the research, development, sales and marketing expenses associated with our digital speech coding business purchased by Ascend.

  We will continue to have revenue from existing licensees of our speech coding technology after the sale to Ascend in the form of periodic license renewal fees, royalties and service fees. With the consent of Ascend, we may also license our speech coding technologies after the sale for uses that are not competitive with Ascend. Although we do not have any agreements or arrangements with Ascend relating to any general or specific guidelines for obtaining Ascend's consent, we believe that Ascend will consent to our licensing the speech coding technologies in the multimedia and consumer devices markets. We do not believe that we will have any revenues from new licensees in the IP telephony market. Accordingly, we have eliminated from the pro forma financial statements the revenues and related cost of revenues generated from the IP telephony business. We have not separated or eliminated the operating expenses associated with the technologies sold to Ascend because we do not dedicate employees or resources exclusively to the IP telephony market or our other target markets. Therefore, there are no operating expenses whose elimination is directly attributable to the sale.

  You should note that our revenue from licensing speech coding technologies and audio compression technologies has been decreasing over the last two years. Therefore, we expect that, even if Ascend is willing to give its consent, our new licensing activity relating to the speech coding technologies will decrease significantly after completion of the sale. Further, over time, as we focus on the Verbex business, we expect that revenues from licenses of speech coding technologies will become a less significant part of our revenues. Therefore, the following unaudited pro forma condensed combined statements of operations data may not be indicative of our future results of operations.

  We cannot assure you that we will realize any cost savings from the Verbex and Ascend transactions.

Unaudited Pro Forma Condensed Combined Statements of Operations Data (in thousands):

                                                                   For the
                                                  For the year    nine months
                                                      ended         ended
                                                  June 30, 1998 March 31, 1999
                                                  ------------- --------------
Total revenues...................................    $ 7,877       $ 3,590
Operating loss...................................     (8,353)       (4,754)
Net loss.........................................     (7,492)       (4,277)
Basic and diluted net loss per common share......    $ (0.58)      $ (0.32)
                                                     =======       =======
Weighted average number of common shares out-
 standing........................................     12,890        13,321
                                                     =======       =======

Unaudited Pro Forma Condensed Combined Balance Sheet Data (in thousands):

                                                                       March 31,
                                                                         1999
                                                                       ---------
Cash, cash equivalents and short-term investments.....................  $ 9,693
Working capital.......................................................    8,949
Total assets..........................................................   17,393
Total stockholders' equity............................................   14,628

                                  THE MEETING

Quorum; Shares Entitled to Vote

  As of August 9, 1999, there were approximately 13,396,782 shares of Voxware's Common Stock outstanding and entitled to be voted at the Annual Meeting. The holders of a majority of our outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and the beneficial owner has not checked one of the boxes on the proxy card.

  Only holders of record of our Common Stock at the close of business on August 9, 1999 are entitled to notice of and to vote at the Annual Meeting. Those stockholders are entitled to cast one vote for each share of our Common Stock held as of that date on all matters properly submitted for the vote of stockholders at the Annual Meeting.

Vote Required

  In order to comply with the provisions of applicable law, approval of a majority of the shares of our Common Stock outstanding as of August 9, 1999 is required for the approval and adoption of the agreement with Ascend and the sale of the speech coding assets. Abstentions and broker non-votes will be counted as votes against the approval and adoption of the agreement and the sale of the speech coding assets.

  The three nominees for election to the Board of Directors receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Abstentions and broker non-votes will not be counted as votes for any nominee for director.

Voting of Proxies

  All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted FOR approval and adoption of the agreement with Ascend and the sale of the speech coding assets and will not be voted in the election of directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (1) by filing with the Secretary of Voxware, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (2) by attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting will not by itself revoke a proxy. Any written notice of revocation or subsequent proxy must be received by the Secretary prior to the taking of the vote at the Annual Meeting. The written notice of revocation or subsequent proxy should be hand delivered to the Secretary or sent to Voxware, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Nicholas Narlis, Vice President, Chief Financial Officer, Secretary and Treasurer, so as to be delivered prior to the taking of the vote at the Annual Meeting.

Solicitation of Proxies

  Execution and return of the enclosed Proxy Card are being solicited by and on behalf of the Board of Directors of Voxware for the purposes set forth in the notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. We have engaged the firm of Corporate Investor Communications, Inc. to assist us in the distribution and solicitation of proxies and have agreed to pay CIC a fee of approximately $6,000, plus expenses, for its services.

  Stockholders are urged to complete, sign, date and return the enclosed proxy in the envelope provided. In order to avoid unnecessary expense, we ask your cooperation in mailing your proxy promptly, no matter how large or how small your holdings may be.

                            PROPOSAL NO. 1--THE SALE

Background of the Sale

 General

  Voxware was founded in August 1993 and, since that time, has been engaged in the development, marketing, licensing and support of digital speech and audio coding technologies and products. We have licensed our technologies to software and hardware companies for a wide range of applications and services including consumer devices, multimedia applications, wireless communications and IP telephony.

  Our initial emphasis was to license our technologies and application products to leading vendors of multimedia applications, particularly in the Internet software market, and to end users. We generally negotiated contract terms with customers on a case-by-case basis, with arrangements that historically included one or more of the following: initial license fees, quarterly license fees, annual license fees or royalties based on the licensee's revenue generated or units shipped of products incorporating our technologies. One of our objectives has been to develop recurring revenue by entering into licensing agreements with third parties which provide for royalties or other recurring payments. As a result, the timing and amount of our revenues have been substantially dependent on the timing and efforts of our licensees in developing and marketing products incorporating our products and technologies.

  In fiscal 1998 we made an assessment of our licensees and the markets in which they compete. The majority of our licensees were software developers in the multimedia Internet software market, a new and highly competitive market. We concluded that a significant number of our licensees in this market had failed or were unlikely to succeed, and therefore were unlikely to incorporate Voxware's technologies into products and to generate royalties or other recurring revenues for us. Even in cases in which licensees successfully integrated our technologies, several of those licensees subsequently discontinued their respective product launches for various reasons. In addition, many licensees which successfully integrated our technologies, including some of the industry leaders which licensed our technologies, had contract arrangements with us that required one-time, up-front license payments as opposed to royalty-bearing or other recurring revenue arrangements. Several of our licensees, including Netscape, either terminated or expressed an interest in terminating their relationship with us, discontinued the distribution of, or failed to distribute, products containing Voxware technology or renegotiated their agreement with us because of their diminished expectation of revenues from sales of products containing Voxware technology. With respect to the IP telephony market, we concluded that initial deployments in that market primarily utilized standardized codec technologies (and not Voxware's proprietary codec technologies). In addition, initial product deployments in IP telephony had been characterized by large bandwidth managed networks (Intranets) which generally do not benefit significantly from low bandwidth solutions such as Voxware's technologies. As a result of these factors, we did not expect demand for our technologies in the IP telephony market to be significant. During fiscal 1998 we also concluded that the marketing of our application products was generally unsuccessful and decided to de-emphasize the development and marketing of our application products.

  Based on this assessment, we attempted to broaden and shift our strategic focus to markets other than multimedia software and IP telephony. Specifically, we shifted our business and marketing emphasis to customers in the electronic devices market. Further, in focusing on providing customized products to customers in that market, we attempted to be selective in marketing and licensing to customers which we believed were more likely to provide a higher quality original equipment manufacturer ("OEM") relationship than our existing licensees in the multimedia software market. We anticipated that we would sign fewer new license agreements, but we expected that our new licensees would have more significant potential for generating recurring revenue over the long term than our licensees in the multimedia software market.

  Notwithstanding our new focus, several factors concerning the markets for our speech coding technologies and products, in addition to the factors relating to the multimedia Internet software market and the IP telephony market described above, continued to negatively affect our business, and caused us to consider and pursue strategic alternatives to enhance stockholder value. These factors included:

  . the difficulty in generating revenue in OEM deals which are characterized by long custom product development, sales and distribution cycles;

  . the value placed by the market (and, in particular, the consumer device market) on proprietary speech coding technology, and the low prices which the market is willing to pay for the speech coding products and technologies of the type developed by Voxware; and

  . an assessment that Voxware did not have the resources to effectively compete in ongoing codec standards competitions and that, even if a Voxware codec could win a standards competition, we would not derive significant revenues for a substantial period of time.

  We concluded that a larger organization with access to more resources and with a higher profile within the telecommunications industry would be better positioned to take advantage of Voxware's technology. Therefore, we determined that the continued focus on the marketing of speech coding technologies and products would not be the best way to increase stockholder value.

 Chronology of Events

  In May 1998, Ascend, which had been a licensee of Voxware since September 1997, contacted us to explore ways in which the companies could work together, including a possible strategic relationship or business combination. Ascend executed a confidentiality agreement and spent several hours at Voxware examining our technology. After two or three informal discussions in which mutually acceptable parameters for the structure and terms of a transaction were not formulated, discussions concluded.

  In June 1998, we intensified our efforts to develop a new strategic plan, and began to explore strategic alternatives to enhance stockholder value. From June 1998 through August 1998, our management, utilizing publicly available information, including information on Websites, as well as management's extensive industry knowledge and network of industry contacts, identified potential strategic partners, including, but not limited to, companies in the speech coding industry, for acquisition by Voxware or which otherwise might be interested in pursuing a strategic relationship with Voxware.

  The Board of Directors of Voxware held a meeting at the Voxware offices on August 13, 1998. Bathsheba J. Malsheen, Voxware's President and Chief Executive Officer, J. Gerard Aguilar, Voxware's Vice President of Engineering, David B. Levi and Andrew I. Fillat, constituting all of the members of the Board of Directors, were present at the meeting in person or by telephone. In addition, Eli Porat, who was elected to the Board at the meeting, joined the meeting by telephone. At the meeting, Dr. Malsheen and Nicholas Narlis, Voxware's Vice President, Chief Financial Officer, Secretary and Treasurer, made a presentation to the Board of Directors with respect to management's assessment of the markets for Voxware's products and projections of Voxware's potential licensing revenues. Dr. Malsheen also presented to the Board information with respect to the potential strategic partners and acquisition candidates preliminarily identified by management over the preceding months. The Board instructed management to continue to explore strategic alternatives.

  Throughout August and September 1998, our management continued its due diligence investigation of, including visits to, potential strategic partners, particularly focusing on potential acquisition candidates. The investigation expanded to include companies in various industries and markets. One of the markets we investigated was the warehousing/industrial market for speech recognition-related products, and two of the companies we identified in that market were Verbex and Vocollect.

  On October 8, 1998, a special meeting of the Board of Directors was held by telephone. All of the members of the Board of Directors were present. Management updated the Board on its further due diligence efforts, its discussions with potential strategic partners and acquisition candidates and its continuing belief that Voxware's continued focus on the marketing of speech coding technologies and products would not be the best way to increase stockholder value. The Board instructed management of to interview investment banking firms to assist us in exploring and evaluating a variety of strategic alternatives, including the potential sale of Voxware or certain of its assets, and acquisitions.

  On October 14, 1998, Dr. Malsheen and Messrs. Narlis, Aguilar and Levi met with representatives of Ladenburg and representatives of another investment bank at the offices of Fulbright & Jaworski L.L.P., our legal counsel. The parties discussed the potential representation of Voxware by each investment bank in the capacity of financial advisor.

  The results of the meetings with the investment bankers were reported to Messrs. Porat and Fillat, the members of the Board of Directors who were not present at the initial meetings with the investment bankers. It was the consensus of the Board and management that Voxware should retain Ladenburg as its financial advisor and investment banker.

  During the next three weeks, our management and Ladenburg discussed a variety of potential strategies, including the sale of Voxware or its assets, joint ventures and acquisitions. We created a list of potential companies to be contacted. During this period Voxware and Ladenburg also developed strategies with respect to each company to be contacted, and we provided to Ladenburg due diligence materials on Voxware, including an overview of our history, and information about our customers and prospective customers and our assets and liabilities.

  During the first week of November 1998 Ladenburg contacted Ascend on our behalf to ascertain whether Ascend had an interest in pursuing a strategic transaction. After initial conversations between Ladenburg and Ascend, Ladenburg reported to Voxware on November 9, 1998 that Ascend proposed to acquire Voxware (including our cash, which at the time was approximately $12.0 million) for approximately $13.0 million. The proposal valued our non-cash assets, including our technology, at approximately 20% of the value of the assets later agreed to by Ascend. During the period from November 9, 1998 to November 24, 1998, several follow-up communications between Ladenburg and Ascend took place. After consultation with the individual Board members, management instructed Ladenburg to inform Ascend that the proposal was not satisfactory to Voxware.

  During the period commencing October 9, 1998, through November 18, 1998, our management held separate discussions with the managements of Verbex and Vocollect to explore entering into the warehousing/industrial market for speech recognition-related products, and discussions with the managements of other companies in the speech recognition market generally. Management and the members of the Board had numerous conversations relating to Voxware's discussions with Verbex, Vocollect and the other companies.

  On November 19, 1998, Voxware held a Board of Directors meeting at the offices of Eli Porat in Santa Clara, California. Dr. Malsheen and Messrs. Porat, Levi and Aguilar were present in person. In addition, Mr. Narlis, Doron Gorshein, Voxware's in-house legal counsel, and Jeff Hill, Voxware's Director of Marketing, were present in person. Also present by telephone for portions of the meeting were representatives of Ladenburg and Fulbright & Jaworski. Ladenburg provided the Board with an update as to its activities on our behalf, including companies contacted at the Board's request and initial responses. Ladenburg and Fulbright & Jaworski then left the meeting. Mr. Hill then made an extensive presentation to the Board on the warehousing/industrial market for speech recognition-related products and the companies operating in that market that Voxware viewed as potential candidates for a strategic transaction. Management updated the Board with respect to its discussions with Verbex and Vocollect. The Board advised management to continue to explore the market and related strategic initiatives and requested that management provide the Board with more information about the warehousing/industrial market for speech recognition and related products and the acquisition candidates that Voxware had identified.

  On November 25, 1998, Roger Boyce, Vice President and General Manager, Enterprise Access for Ascend, contacted Dr. Malsheen and requested a meeting with Dr. Malsheen and Mr. Narlis. On November 30, 1998, Dr. Malsheen and Mr. Narlis met with Mr. Boyce and Dale Skran, Vice President of Engineering, Enterprise Networking Division of Ascend. The parties discussed alternative structures for a proposed transaction between Voxware and Ascend, as well as possible terms of a transaction. Dr. Malsheen and Mr. Narlis told Messrs. Boyce and Skran that any revised offer would have to give a significantly higher value to the Voxware technology than the November 1998 offer. Mr. Boyce told Dr. Malsheen and Mr. Narlis that Ascend would prepare a revised proposed offer to Voxware. After the meeting, Dr. Malsheen updated Ladenburg and the individual Board members.

  On December 2, 1998, Mr. Boyce telephoned Dr. Malsheen and proposed that the parties enter into a transaction whereby Ascend would purchase substantially all of our speech coding assets for $5.1 million in cash. Dr. Malsheen informed Ladenburg and the individual Board members of the offer.

  On December 3, 1998, a special meeting of our Board of Directors was held by telephone. All of the members of the Board of Directors were present. Representatives of Ladenburg and Fulbright & Jaworski were also present. During the meeting Dr. Malsheen and Ladenburg apprised the Board as to the status of the discussions with Ascend. Dr. Malsheen provided the Board with a summary of the offer by Ascend to purchase substantially all of our speech coding assets. Ladenburg provided the Board with an update of its activities on our behalf, including the companies contacted and the responses received. The Board instructed management to negotiate with Ascend toward a non-binding term sheet relating to a transaction and instructed Ladenburg to continue its efforts on our behalf, specifically identifying several likely candidates to be contacted. The Board also instructed management to present a final term sheet with Ascend to the Board for approval prior to signing.

  During the same Board meeting, Dr. Malsheen reported that there had been substantial progress in the negotiation of a proposed Voxware acquisition of Verbex. Dr. Malsheen also reported to the Board that discussions with Vocollect had slowed and that there were substantial disagreements as to possible structure and terms. The Board authorized continued discussions and negotiations with Verbex and Vocollect with respect to a proposed transaction. The Board also requested management to prepare and provide financial and other information with respect to a combined Voxware-Verbex company.

  On December 7, 1998, Dr. Malsheen and Mr. Narlis met with Dale Skran and Josh Bottum, Senior Product Manager, Enterprise Networking Division of Ascend, and presented a draft term sheet to Ascend setting forth proposed terms of a transaction. The parties discussed the draft term sheet.

  On December 8, 1998, Ascend sent us a revised draft of the term sheet. During the period December 8-9, 1998, Dr. Malsheen, Mr. Narlis and Mr. Gorshein, along with representatives of Ladenburg and Fulbright & Jaworski, negotiated the term sheet with Messrs. Boyce, Skran, Bottum and other representatives of Ascend.

  On December 11, 1998, a special meeting of our Board of Directors was held by telephone. All of the Board members were present, as well as representatives of Ladenburg and Fulbright & Jaworski. Dr. Malsheen provided the Board with an update of the status of the negotiation with Ascend regarding Ascend's offer to purchase substantially all of our speech coding assets. Fulbright & Jaworski and Ladenburg discussed certain of the terms of the Ascend transaction from a legal and financial viewpoint. In particular, the Board discussed the standstill provisions in the term sheet as well as the termination provisions, including the licenses to be granted to Ascend in the event the transaction is not consummated. Following that summary Ladenburg provided the Board with an update of its activities on our behalf. Ladenburg indicated that the contacted companies had not been responding quickly, either to sign confidentiality agreements to receive Voxware information, or to indicate interest in entering into a transaction. The Board authorized management to continue negotiations with Ascend and instructed Ladenburg to continue its efforts on our behalf.

  During that same Board meeting, management provided the Board with a summary of the negotiations with Verbex, as well as other strategic matters and initiatives in relation to the warehousing/industrial market for speech recognition-related products. The Board instructed management to continue to discuss and negotiate a proposed transaction with Verbex and authorized an offer to Verbex of up to approximately $5.0 million to acquire the assets of Verbex. The Board authorized Voxware to retain Ladenburg as its financial advisor in connection with the Verbex transaction to ensure that the amount to be paid to Verbex was within the fair range of value for the assets to be purchased from Verbex.

  During the period December 12-21, 1998, our management continued to negotiate the term sheet with Ascend in consultation with the individual Board members and with Ladenburg and Fulbright & Jaworski, and attempted to negotiate a term sheet with Verbex with respect to an acquisition of the assets of Verbex.

  On December 22, 1998, a draft of the Ascend term sheet was provided to the individual Board members for their review and comments. During the period December 22, 1998 through January 3, 1999 the individual Board members discussed the terms of the Ascend transaction.

  On January 4, 1999, a meeting of our Board of Directors was held by telephone. All of the members of the Board were present. Dr. Malsheen provided the Board with a summary of the negotiations with Ascend and the revised proposed term sheet. Following that summary, Ladenburg provided the Board with an update of its activities on our behalf and provided advice on the structure and terms of the transaction. Fulbright & Jaworski discussed certain of the terms from a legal viewpoint. The Board approved the term sheet with Ascend and authorized our officers to execute it. The Board also instructed the officers to negotiate a definitive agreement with Ascend and to present a final draft of the definitive agreement to the Board for approval prior to signing.

  During that same Board meeting, management provided the Board with a summary of the negotiations with Verbex. Management reported that the price that Verbex was seeking for its assets was well in excess of the $5.0 million that Voxware had offered. The Board authorized management to continue to discuss and negotiate a proposed transaction with Verbex, including authorization to increase the offered purchase price to up to $5.2 million, and instructed management to update the Board as to progress.

  During the period January 5-6, 1999, Ascend and Voxware finalized the term sheet and on January 6, 1999, the final term sheet was sent to the Board members for review and approval. During the period January 6-7, 1999, all of the individual Board members approved the Ascend term sheet, and on January 7, 1999, Voxware and Ascend executed the term sheet.

  During the period January 8 through February 4, 1999, Voxware and its counsel, Fulbright & Jaworski, and Ascend and its counsel, Gray Cary Ware & Freidenrich LLP, negotiated a definitive agreement. Our management consulted with the individual Board members on a regular basis with respect to various issues. Also during this period, we determined, based on the progress of negotiations with Verbex, not to enter into a term sheet with Verbex, but instead to negotiate a definitive agreement, and our management and Fulbright & Jaworski negotiated a definitive agreement with Verbex and its counsel.

  A meeting of our Board of Directors took place on January 29, 1999 at our offices. All of the members of the Board of Directors were present in person or by telephone. Copies of the draft agreements with Ascend and Verbex were distributed to the Board members prior to the meeting. Dr. Malsheen provided an update as to the status of the proposed Ascend and Verbex transactions. Fulbright & Jaworski then discussed the material terms of the proposed agreements with Ascend and Verbex. Ladenburg then presented its overview and financial analysis of the transactions, and at the Board's request rendered its oral opinion (subsequently confirmed in writing on February 4, 1999) that the consideration to be paid to Voxware under the proposed transaction with Ascend is within a range of fair value of the assets to be sold. The Board approved the proposed agreements with Ascend and Verbex and authorized our officers to execute the agreements.

  During the period January 30, 1999 to February 3, 1999, the parties made some non-material modifications to the agreements with Ascend and Verbex and, on February 4, 1999, the agreements with Ascend and Verbex were executed by all parties. We announced the execution of the agreements on the morning of February 5, 1999.

  On February 18, 1999, the Verbex transaction closed at Voxware's offices in Princeton, New Jersey.

  After the Verbex transaction closed, in March 1999 Voxware and Vocollect had discussions to explore ways in which the two companies could combine their products and technologies to better serve Vocollect's markets and the markets formerly served by Verbex. Discussions continued in April and encompassed broad proposals for joint product development, cross-licensing and joint marketing of products, as well as possibly combining the companies. On May 5, 1999, Dr. Malsheen and Mr. Narlis met with members of senior management of Vocollect. At the meeting, we tried to more specifically define the terms of a relationship between Voxware and Vocollect. It became apparent that there were significant issues regarding the nature and extent of a transaction that required further analysis and consideration. In light of our focus on completing the Ascend transaction and integrating the Verbex business, we determined to put any transaction with Vocollect on hold. On May 7, 1999, we sent a letter to the President of Vocollect advising him that we would not conduct further discussions with Vocollect until after the Ascend transaction is completed. At that time, Voxware's Board will reconsider whether further negotiations with Vocollect would be in the best interests of the stockholders. We cannot assure you that there will be further discussions with Vocollect, that any discussions will result in a transaction or what the terms of any transaction would be.

  In mid-June 1999, our management approached Ascend to request that our agreement with Ascend be amended to extend the deadline for the closing of the sale beyond June 28, 1999. At about this time, we also became aware that many of our key employees who had received employment offers from Ascend effective as of the closing of the sale wished to begin working for Ascend prior to the closing. These employees had been performing development work for Ascend under a Services Agreement between Voxware and Ascend since February 4, 1999. Our management and board of directors deemed it to be in the best interest of our stockholders to allow the employees to begin working for Ascend prior to the closing if we could extend the closing deadline for the sale beyond June 28, 1999. On June 21, 1999, the agreement with Ascend was amended to extend the closing deadline to October 31, 1999. Between June 21, 1999 and June 24, 1999, ten of our key employees who developed the technologies being sold to Ascend resigned from Voxware and became employees of Ascend.

Reasons for the Sale; Recommendation of the Board of Directors

  The Board of Directors has determined that the terms of the sale to Ascend are fair to, and in the best interests of, the stockholders of Voxware, and has unanimously approved the agreement with Ascend. Accordingly, the Board of Directors unanimously recommends that the stockholders vote to approve and adopt the agreement with Ascend and the sale of the speech coding assets. In reaching its conclusion, the Board of Directors considered a number of factors, including:

  . the amount of the consideration to be received by Voxware and the fact that it is all cash;

  . the risks associated with the business of developing and selling speech coding products and technologies, including (1) the low prices which the market is willing to pay for speech coding products and technologies of the type we developed and (2) the difficulty of achieving market penetration with those products and technologies due to the domination of the IP telephony market by standard technologies, the domination of the multimedia market by a relatively small group of companies and competition in those markets;

  . the termination of many of our contracts, including our agreement with Netscape;

  . our deteriorating financial results and business prospects in all of our targeted markets for speech coding technologies;

  . the failure of our licensees to successfully market products incorporating our technologies;

  . the risk that we would not be able to achieve significant growth in our revenues within a reasonable time if we stayed in our current business; and

  .  the absence of any better offer.

  Among the specific factors considered in evaluating Ascend's offer, our Board of Directors noted:

  . Ascend will pay cash for the assets, so that there is no risk involved to Voxware or the stockholders with the form of consideration.

  . A larger organization such as Ascend, with access to more resources and with a higher profile within the telecommunications industry, is likely to be better positioned to take advantage of our technology. In light of the risks associated with continuing to develop and sell speech coding products and technologies, the price that Ascend was willing to pay for the assets was greater than the value of the assets if retained by us.

  . Based on our efforts in seeking a potential acquirer and the Board's knowledge of the marketplace, it was highly unlikely that a sale could be structured with another purchaser that would offer greater value to the stockholders.

  . The terms and conditions of the sale were favorable to Voxware and its stockholders. This determination was supported by the opinion of Ladenburg.

  The Board of Directors also considered the benefits that would be realized by
J. Gerard Aguilar, who at that time was Voxware's Vice President, Research and Development and a director, as a result of the transaction with Ascend.

  The foregoing discussion of the factors considered by Board of Directors is not intended to be complete, although it does include all material factors considered by the Board of Directors. In view of the variety of factors considered in connection with its evaluation of the sale, the Board of Directors did not find it practicable to and did not attempt to rank or assign relative weights to the foregoing factors. In addition, individual members of the Board of Directors may have given different weights to different factors.

  The Board of Directors recommends that the stockholders vote FOR adoption of the agreement with Ascend.

Opinion of Financial Advisor

  Pursuant to an engagement letter dated November 3, 1998 between Voxware and Ladenburg, we engaged Ladenburg to act as our financial advisor and explore strategic financial alternatives to enhance stockholder value, including the identification of prospective purchasers of our assets. In connection with our engagement of Ladenburg, the Board requested Ladenburg to evaluate whether the consideration to be paid by Ascend is within a range of fair value of the assets to be sold.

  On January 29, 1999, at a meeting of the Board held to evaluate the proposed sale, Ladenburg delivered to the Board its oral opinion (subsequently confirmed by delivery of a written opinion dated February 4, 1999) to the effect that, as of the date of the opinion and subject to all of the qualifications, assumptions and limitations set forth in the opinion and referred to below, the consideration to be paid by Ascend is within a range of fair value of the assets to be sold to Ascend. Ladenburg has confirmed this opinion, in writing, as of the date of this Proxy Statement.

  The summary of Ladenburg's opinion set forth in this Proxy Statement describes the provisions of the opinion material to the decision of stockholders on whether and how to vote with respect to the proposed sale. The full text of the written opinion of Ladenburg dated February 4, 1999, which sets forth the assumptions made, matters considered and the limitations on the review undertaken by Ladenburg, is included as Appendix B to this Proxy Statement. Stockholders should read the full text of the opinion in its entirety. Ladenburg's opinion is directed only to the issue of whether the consideration to be paid by Ascend is within a range of fair value for the assets to be sold to Ascend, and does not address any other aspect of the proposed sale (or any related transactions) and should not be relied upon as and does not purport to constitute a recommendation to any holder of Voxware's Common Stock regarding if or how the holder should vote at the Annual Meeting or make any investment decisions with respect to its shares.

  The opinion does not address the merits or risks of the proposed sale, any business plans or strategies considered by the Board regarding any alternatives to the proposed sale, the decision of the Board to recommend to holders of Voxware's Common Stock any vote with respect to the proposed sale, or any decision of the Board to otherwise proceed with the proposed sale.

  In conducting its analyses, Ladenburg reviewed and considered such information as it deemed necessary or appropriate for purposes of expressing its opinion, including, without limitation, the following:

  . the Asset Purchase Agreement with Ascend dated February 4, 1999, including all of the Schedules and Exhibits;

  . the audited balance sheets of Voxware at June 30, 1997 and June 30, 1998, respectively, and the related statements of operations, redeemable convertible preferred stock and stockholder's equity (deficit) and cash flows for each of the three years in the period ended June 30, 1998, together with the opinion of Arthur Andersen LLP dated August 5, 1998;

  . the unaudited interim balance sheet of Voxware at December 31, 1998 and the related statements of operations and cash flows for the six-month period ended on that date;

  . each of Voxware's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, Quarterly Report on Form 10-Q for the three-month period ended September 30, 1998, and definitive Proxy Statement on Schedule 14A filed with the SEC on January 22, 1998, as well as other periodic reports and information filed publicly by Voxware with the SEC;

  . publicly available trading data and historical share price information with respect to Voxware's Common Stock; and

  . financial forecasts and projected financial information prepared by senior management relating to Voxware as a going-concern.

  In addition, Ladenburg conducted such other inquiries, analyses and investigations and reviewed and considered all such other financial, industry, market and general economic data as it deemed necessary and appropriate in arriving at its opinion. Ladenburg met on several occasions with members of our senior management and the Board to discuss, among other matters, our historical and prospective business performance, our historical and prospective industry and competitive environment, our financial condition, results of operations and cash flows, the purpose and structure of the proposed sale, our reasons for undertaking the proposed sale at this time, and alternative transactions considered by management and the Board.

  Ladenburg's opinion and financial analyses were but one of the many factors considered by the Board in its evaluation of the proposed sale and should not be viewed as determinative of the views of the Board or of management with respect to the consideration to be paid by Ascend for the assets proposed to be sold or the proposed sale.

  In furnishing its opinion, Ladenburg assumed and relied upon the accuracy, completeness and fairness, without any independent inquiry or investigation, of all of the information and data referred to above. Ladenburg assumed that the financial forecasts and projections furnished to it by management were prepared by management in good faith and on a reasonable basis and that the assumptions upon which the forecasts and projections were based reflected the best currently available estimates and judgments of such management as to the prospective financial performance of Voxware (including in relation to its competitors and the industry in which it participates). Ladenburg assumed that there will be no reduction of the consideration to be paid by Ascend pursuant to the escrow arrangements contemplated by the agreement with Ascend, and its opinion does not express any view as to any tax or accounting allocations elected by Voxware or Ascend in respect of the consideration to be paid by Ascend as provided in the agreement. Ladenburg did not make and has not been provided with any independent report, appraisal or opinion as to the nature, value or condition of Voxware's assets or liabilities (contingent or otherwise), and has not assumed any obligation or responsibility for verifying any of the information or data reviewed by it and referred to in its opinion. Ladenburg did not conduct any physical inspection of Voxware's properties or assets (including the assets to be sold), and Voxware did not request Ladenburg's view and, therefore, Ladenburg did not consider or conduct any analyses, as to the prospective performance or condition of the assets to be sold on a "stand-alone" or disaggregated basis. In addition, Ladenburg's opinion necessarily is based upon and subject to publicly available information and other information made available to it by Voxware, and general economic, market and industry circumstances and conditions prevailing on the date of its opinion.

 Overview of Analyses

  Ladenburg used both qualitative and quantitative analyses and valuation methods in arriving at its opinion. The estimates contained in the quantitative analyses and the valuation ranges resulting from any particular analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by those analyses. Moreover, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which the businesses or securities actually may be sold. Accordingly, the analyses and estimates inherently are subject to substantial uncertainty. The following paragraphs summarize the significant analyses performed by Ladenburg in arriving at its opinion.

 Qualitative Analyses

  In addition to the quantitative analyses summarized below, Ladenburg considered a number of qualitative factors related to the proposed sale. Ladenburg did not assign any particular weight to any of these qualitative analyses. The qualitative factors relating to the proposed sale which Ladenburg considered included, without limitation:

  . the fact that based upon information provided by management, historically Voxware has been unable to generate positive cash flow from the assets to be sold;
  . none of Voxware's codes included in the assets have been accepted as industry standards for Voice Over Internet Protocol or other applications, thereby potentially curtailing Voxware's present ability to license its technology to its targeted customer base; and
  . the fact that based upon projections prepared by management, less than 1/3 of Voxware's total projected revenue following the Verbex transaction would have been expected to be derived from applications directly associated with the assets to be sold to Ascend if those assets had been retained.

 Quantitative Analyses

  In conducting its review and analyses and as a basis for arriving at its opinion, Ladenburg utilized such generally accepted financial, investment banking and valuation methodologies, procedures and considerations as it deemed relevant and customary under the circumstances, including the following:

  Market Multiples Analysis: The Market Multiples Analysis determines an implied public market value for the company being valued by assessing publicly available valuations of comparable companies competing in industries substantially similar to that in which the subject company competes. In selecting companies for this analysis, Ladenburg determined that companies whose core business consisted of voice recognition, voice compression technology and voice processing companies were most comparable to Voxware. Ladenburg selected a total of nine such companies, including Active Voice Corporation, Applied Voice Recognition Incorporated, Brite Voice Systems Incorporated, Cognitronics Corporation, DSP Group Incorporated, Lernout & Hauspie Speech Products N.V., VocalTec Incorporated and Voice Control Systems Incorporated.

  The multiples used for the Market Multiples Analysis were derived by dividing the public valuations of comparable companies by certain measures of operating performance, such as historical revenues; earnings before interest, taxes, depreciation and amortization ("EBITDA"); earnings before interest and taxes

("EBIT"); net income; and projected earnings per share ("EPS") as developed and published by Wall Street analysts. EBITDA and EBIT multiples are based on total enterprise value divided by each financial measure, respectively. Total enterprise value is defined as the company's equity market capitalization, plus total indebtedness, less cash and cash equivalents. Generally speaking, total enterprise value is the value of a company assuming an unleveraged capital structure. The net income and EPS multiples were derived by dividing the market value of Voxware's Common Stock on an aggregate and a per share basis, as appropriate, by net income or projected EPS. All multiples were based on closing sales prices on January 27, 1999.

  Although Ladenburg undertook the foregoing analysis when preparing its opinion, it concluded that because the assets to be sold were not generating significant historical revenues or operating profitability, making a reasonable valuation thereof based on revenue, EBITDA or earnings multiples for comparable public companies was not meaningful.

  Acquisition Multiples Analysis: The Acquisition Multiples Analysis applies a similar methodology as the Market Multiples Analysis, but relies upon multiples derived from public transactions deemed substantially similar to the proposed sale and involving companies deemed substantially similar to Voxware. For purposes of the Acquisition Multiples Analysis, Ladenburg reviewed 17 announced or consummated public, comparable asset sale transactions in the voice recognition, voice compression and voice processing industries since August 1996.

  For these comparable transactions, Ladenburg derived median multiples using various financial measures, including revenues, EBITDA, EBIT and net income multiples. For purposes of this analysis, total purchase price equals the amount paid for the target's equity, and total enterprise value equals the purchase price, plus the seller's outstanding interest-bearing indebtedness, less cash and cash equivalents.

  Although Ladenburg undertook this analysis when preparing its opinion, it concluded that because the assets to be sold were not generating significant historical revenues or operating profitability, making a reasonable valuation thereof based on revenue, EBITDA or earnings multiples for comparable asset sale transactions was not meaningful.

  Discounted Cash Flow Analysis: The Discounted Cash Flow Analysis ("DCF Analysis") derives enterprise values based on the present value of Voxware's unleveraged free cash flows over management's five-year period ending June 30, 2003 (the "Projected Period"), plus the present value of Voxware's total enterprise value at the end of the Projected Period (the "Terminal Value"). The unleveraged free cash flows Ladenburg used for purposes of completing the DCF Analysis were derived entirely from projections of Voxware's total cash flows from all markets provided to Ladenburg by management of Voxware. For purposes of this analysis, unleveraged free cash flow equals EBIT, plus depreciation, less capital expenditures, plus any decreases (or minus any increases) in working capital. Although not a requirement of generally accepted accounting principles, a company's unleveraged free cash flow provides some measure of how much cash it produces, irrespective of how it finances its operations (i.e., before interest income and expenses).

  Ladenburg applied discount rates ranging from 25% to 30% to calculate the present value of management's projected unleveraged free cash flows and Terminal Value by calculating the mean weighted average cost of capital ("WACC") for the comparable public companies identified in the Market Multiples Analysis. For purposes of the DCF Analysis, Ladenburg then adjusted the WACC upward to reflect the additional return required by investors when raising development stage capital.

  Ladenburg next calculated the Terminal Value of the assets to be sold by applying a range of multiples based on the Market Multiples Analysis to management's projected EBITDA for the year ending June 30, 2003, the resulting value of which was then discounted to present value. Ladenburg utilized management's EBITDA projections relying on management's representation that Voxware's projected EBITDA could not be separated from the EBITDA expected to be generated solely by the assets to be sold. By adding the present value of
(1) Voxware's unleveraged free cash flows over the Projected Period and (2) Voxware's Terminal

Value, Ladenburg arrived at a total enterprise value for Voxware. Ladenburg did not adjust the total enterprise value by subtracting total debt or adding cash and cash equivalents to arrive at a valuation for the assets to be sold because Voxware's substantial balances of cash and cash equivalents are not included in the assets to be sold. Based on this analysis, Ladenburg determined that the range of equity values for the assets to be sold was $900,000 to $4,700,000.

  Although each of the analyses employed by Ladenburg in arriving at its opinion is summarized above, the above summary does not purport to be a complete recitation of these analyses. The above summary describes the aspects of Ladenburg's analyses that Voxware deems material to the decision of stockholders on whether and how to vote with respect to the proposed sale. The preparation of a fairness opinion is a complex analytical process and involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Ladenburg's analyses must be considered as a whole and considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion.

  Pursuant to the terms of the engagement letter between Voxware and Ladenburg, Voxware has agreed to pay Ladenburg for its services in connection with the proposed sale an aggregate financial advisory fee of $200,000, $50,000 of which has been paid as of the date of this Proxy Statement and the remainder of which will be paid to Ladenburg upon consummation of the proposed sale. In addition, irrespective of whether the proposed sale is consummated, Voxware has agreed to reimburse Ladenburg for reasonable out-of-pocket expenses incurred in performing its services, including the fees and expenses of legal counsel, and to indemnify Ladenburg and its affiliates and other related persons against certain liabilities, including liabilities arising under U.S. federal securities laws.

  Ladenburg, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions and other forms of business combinations, corporate restructurings, underwritten offerings and private placements of listed and unlisted securities, and valuations for estate, corporate and other purposes. In the ordinary course of its business, Ladenburg actively trades securities on a proprietary basis and for the account of its customers and, accordingly, may from time to time hold a "long" or "short" position in the debt or equity securities of Voxware and Ascend, or derivative products in respect of such securities. Ladenburg also publishes on a periodic basis research reports on the financial condition and performance of Voxware.

Use of Proceeds

  We plan to use our cash to fund transaction expenses related to the sale. We estimate that the expenses incurred by us in connection with the sale, including accounting, legal, printing and investment banking fees, will be approximately $625,000. We will use the proceeds of the sale for general corporate purposes, including to pay ongoing general and administrative costs. Furthermore, from time to time we expect to evaluate possible acquisitions of, or investments in, businesses, products and technologies that are complementary to those of Voxware, for which a portion of the cash proceeds from the sale and Voxware's other cash may be used. While we engage from time to time in discussions with respect to potential investments or acquisitions, we have no commitments or agreements with respect to any investments or acquisitions. Pending the foregoing uses, we intend to invest the cash proceeds from the sale and our other cash in investment grade, interest-bearing instruments.

No Payment, Dividend or Distribution to Holders of Common Stock

  Our stockholders will not receive any payments, whether as a dividend or distribution in liquidation, as a result of the sale. Any determination to pay dividends in the future will be at the discretion of our Board of Directors and will be dependent upon our results of operations, financial condition, capital requirements, contractual restrictions and other factors deemed relevant by the Board of Directors. The Board of Directors does not intend to declare dividends in the foreseeable future, but instead intends to retain earnings, if any, for use in our business operations.

Absence of Dissenters' Rights of Appraisal

  The Delaware General Corporation Law governs stockholders' rights in connection with the sale. Under the applicable provisions of Delaware law, stockholders will have no right in connection with the sale to Ascend to dissent and seek appraisal of their shares of Common Stock.

The Agreement With Ascend

  The following is a brief summary of certain provisions of the agreement with Ascend relating to the sale of the speech coding assets, is not complete and is qualified in its entirety by reference to the copy of the agreement included as Appendix A to this Proxy Statement. All stockholders are urged to read carefully the agreement in its entirety.

 Assets to be Sold and Liabilities to be Assumed

  The assets to be transferred to Ascend consist of substantially all of the assets relating to our speech coding business, including patents, patent applications, unfiled patent applications, inventions, trademark registrations and applications, common law trademarks, third party software and license rights, personal computers and monitors, network equipment and studio recording equipment.

  The liabilities to be assigned to, and assumed by, Ascend are all of our obligations under the contracts and registrations sold to Ascend that arise and are to be performed after the closing of the sale and tax obligations relating to the transfer of the assets.

 License of Speech Coding Technology from Ascend After the Sale

  Since inception, our business has consisted primarily of licensing our speech coding technologies for incorporation into licensees' products. The agreement with Ascend provides for Ascend to license the speech coding technologies back to us so that after the closing our existing licensees will continue to be able to use the speech coding technologies in accordance with their license agreements.

  Many of our license agreements contain an obligation for us to provide customer support which may consist of technical support or engineering services relating to the incorporation of our technologies into the licensee's products. Ascend will not be assuming any of our ongoing obligations to existing or future licensees. Therefore, the license of the speech coding technologies from Ascend also allows us to use the speech coding technologies to meet our support obligations. The agreement with Ascend also provides that, with the consent of Ascend, we may license the speech coding technologies to new licensees for uses which are not competitive with Ascend. We do not have any agreements or arrangements with Ascend relating to any general or specific guidelines for obtaining Ascend's consent. Therefore, we cannot assure you that Ascend will consent to any new licenses which we propose to enter into relating to the speech coding technologies.

 Purchase Price

  In consideration of the sale of assets to Ascend, Ascend has agreed to pay us $5,100,000 in cash and to assume the liabilities described above. The purchase price is payable to us in the following manner: (1) $204,000 was paid on January 13, 1999, (2) $4,146,000 will be received at the closing and (3) $750,000 will be held in an escrow account for 18 months, to be reserved for any amounts that we may have to pay Ascend pursuant to the indemnification provisions in the agreement.

 The Closing

  We are working with Ascend toward closing the sale as quickly as possible, with the goal of completing the sale on the same date that the Annual Meeting is held, or as shortly as possible thereafter.

 Representations and Warranties

  The agreement with Ascend contains various representations and warranties by us including representations and warranties as to:

  .  our corporate organization and existence;

  . our authority to consummate the sale and enforceability of the agreement;

  . the absence of conflicts with our charter, by-laws and our other agreements and our having the requisite consents to consummate the sale;

  .  the need for government approvals and filings;

  .  the absence of certain changes in our business since September 30, 1998;

  . the absence of undisclosed liabilities relating to the assets sold to Ascend;

  .  the accuracy of our taxes and tax returns;

  .  the absence of legal proceedings involving Voxware;

  .  our compliance with applicable laws;

  . our ownership of, title to and condition of the tangible assets sold to Ascend;

  .  our intellectual property rights in the assets sold to Ascend;

  .  our contracts relating to the assets;

  .  our employees and labor matters;

  .  the absence of brokers involved with the sale;

  . the accuracy and adequacy of information supplied by us and included in this Proxy Statement;

  .  the opinion of Ladenburg; and

  . the accuracy and adequacy of our representations and warranties and other information supplied by us to Ascend.

  The agreement contains various representations and warranties of Ascend including representations and warranties related to:

  .  Ascend's corporate organization and existence;

  .  Ascend's authority and enforceability of the agreement;

  . the absence of conflicts with Ascend's charter, by-laws and Ascend's other agreements and Ascend's having the requisite consents to the agreement with Voxware;

  .  the need for government approvals and filings;

  .  the absence of legal proceedings involving Ascend; and

  .  the absence of brokers involved with the sale.

 Indemnification; Survival of Representations and Warranties; Limitation on Liability; and Escrow of Purchase Price

  Under the agreement with Ascend, Voxware is required to indemnify Ascend against any losses and expenses suffered or incurred by Ascend and arising out of any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement of Voxware in the agreement, or arising out of any liability of Voxware which is not assumed by Ascend.

  Ascend is required to indemnify Voxware against any losses and expenses suffered or incurred by Voxware and arising out of any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement of Ascend in the agreement, or arising out of any liability of Voxware which is assumed by Ascend.

  No claim for indemnification can be made by a party against the other party unless and until the losses suffered by the party exceed $50,000 in the aggregate, in which event, the party suffering the losses may make a claim for indemnification of the losses suffered in excess of $25,000. That limitation does not apply to Voxware's obligation to indemnify Ascend for breaches of representations relating to title to the assets and Voxware's intellectual property rights.

  The representations and warranties of the parties in the agreement survive for a period of 18 months following the closing of the sale, except that Voxware's representations relating to its intellectual property rights survive indefinitely. $750,000 of the purchase price will be deposited in escrow at the closing of the transaction and will be held in escrow for a period of 18 months following the closing date to provide security for Voxware's indemnification obligations under the agreement with Ascend. That amount is Ascend's sole and exclusive remedy for any losses suffered arising out of any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement of Voxware in the agreement, except for losses suffered as a result of breaches of Voxware's representations relating to title to the assets and Voxware's intellectual property rights.

 Additional Agreements

  The agreement with Ascend provides that Voxware must:

  . prior to the closing, provide Ascend and its representatives with full access to, and all information concerning, the assets and Voxware's digital speech coding business;

  . prior to the closing, operate Voxware's digital speech coding business in the ordinary course consistent with past practice;

  . prior to the closing, refrain from acting or failing to act in a manner that would affect the assets to be sold adversely;

  . prepare and file with the SEC this Proxy Statement and use all reasonable efforts to have this Proxy Statement cleared by the SEC and promptly mailed to stockholders;

  . call and hold the Annual Meeting and use all reasonable efforts to obtain approval of stockholders;

  . for a period of three years following the closing, refrain from employing any employees hired by Ascend from Voxware and from otherwise competing with Ascend;

  .  refrain from using or disclosing any information relating to the assets;

  . enforce any contracts of Voxware that are not assumed by Ascend so as to preserve the value of the assets sold to Ascend; and

  . at Ascend's request, use reasonable commercial efforts to assign to Ascend Voxware's agreement with Lucent Technologies, Inc. dated August 4, 1997 relating to G.723 technology.

  In addition, Voxware and Ascend have agreed, prior to the closing of the sale, to take all commercially reasonable steps and to cooperate in order to obtain all government and other consents required in connection with the sale.

 No Solicitation

  The agreement with Ascend also prohibits Voxware from soliciting or encouraging proposals from third parties to merge with Voxware or purchase a material amount of Voxware's stock or assets or engage in negotiations with third parties concerning any transactions of that nature, except to the extent required by fiduciary duties applicable to Voxware's Board of Directors.

 Termination

  The agreement relating to the sale of assets may be terminated as follows:

  .  by mutual written consent of Ascend and Voxware;

  . by either party if the sale is not consummated by October 31, 1999, provided that the terminating party was not at fault for the delay;

  . by either party if any court or governmental or regulatory authority has issued a final order, decree or ruling restraining or otherwise prohibiting the closing of the sale;

  . by either party if Voxware's stockholders do not approve the sale at the Annual Meeting;

  . by Ascend if Voxware's Board of Directors withdraws or modifies its recommendation to stockholders of the approval and adoption of the agreement or recommends that the stockholders approve or accept other proposals with respect to a transaction that would preclude completion of the sale;

  . by Ascend if Voxware breaches any of its representations, warranties or covenants in the agreement, and the breach is either incapable of being cured or is not cured within ten business days of Voxware receiving written notice of the breach;

  . by Voxware if Voxware receives and accepts a superior proposal or offer for a merger or an acquisition of Voxware or of the assets relating to its digital speech coding business, if the acceptance is required by the fiduciary obligations of Voxware's Board of Directors; and

  . by Voxware if Ascend breaches any of its representations, warranties or covenants in the agreement and the breach is either incapable of being cured or is not cured within ten business days of Ascend receiving written notice of the breach.

 Licenses of Speech Coding Technology to Ascend Prior to the Sale and in the Event the Sale is Not Consummated

  When the agreement relating to the sale of the assets was entered into, Voxware granted Ascend a license to use the Voxware technologies known as TNT, RT24 and AEC/AES to commence development of the products for which Ascend is acquiring Voxware's assets. Voxware receives no additional payment from Ascend for this license.

  If the sale is not consummated due to the mutual consent of the parties and Ascend wishes to continue to use the TNT, RT24 or AEC/AES technologies, then Voxware has agreed to grant to Ascend a perpetual, non-exclusive, worldwide license for those three technologies, including source code and related tools and documentation, for the prices listed in the table below.

  If the agreement is terminated for any other reason, including if the agreement is terminated due to a failure of the stockholders of Voxware to approve the sale, but not including termination due to Ascend's breach of any of its representations, warranties or covenants in the agreement, Voxware has agreed to grant a perpetual, non-exclusive, worldwide license for up to five of the technologies listed in the table below for the prices listed in the table below. This license may be acquired by Ascend at its option and in its sole discretion.

       Technologies                                                      Prices
       ------------                                                     --------
       Transparent coder............................................... $175,000
       Variable Rate coder............................................. $175,000
       Endpoint RT24................................................... $ 20,000
       AEC/AES......................................................... $150,000
       Noise Filter.................................................... $150,000
       Packet Loss Recovery............................................ $150,000
       AGC............................................................. $ 50,000
       TNT............................................................. $ 50,000

  Each license will permit Ascend to use source and object code for the licensed technologies internally, to develop derivative works, to distribute and sublicense versions of these technologies within other products developed, manufactured or distributed by Ascend, and to sublicense source code versions of these technologies for the sole purpose of permitting customers to maintain these technologies, consistent with Ascend's normal practices for sublicensing its source code.

  In addition to any technology license which we enter into at the election of Ascend if the agreement is terminated, Ascend already has a license to certain of our speech coding technologies pursuant to a customer license Ascend entered into in September of 1997. That license permits Ascend to use one version of RT24 and one version of our QoT (quality of transmission) technology solely in one family of Ascend's products. The total license fee paid by Ascend to Voxware was $475,000.

 Conditions to the Sale

  The obligations of Voxware and Ascend to effect the sale are subject to the fulfillment or waiver of the following conditions:

  . each of the representations and warranties made by the other party in the agreement is accurate in all material respects as of the closing date of the sale;

  . each agreement, covenant and obligation required to be performed or complied with prior to the closing by the other party has been performed or complied with in all material respects;

  .  Voxware's stockholders have approved the agreement with Ascend;

  . the other party has obtained all of the consents and approvals necessary to effect the sale; and

  . there is no order or law in effect restraining, enjoining or otherwise prohibiting or making illegal the sale.

  The obligations of Ascend to effect the sale are also subject to the fulfillment or waiver of the following conditions:

  . there has been no incident or event that, individually or in the aggregate, has had a material adverse effect on the assets to be sold or Voxware's digital speech coding technologies;

  . there is no order or law in effect that could reasonably be expected to result in a material diminution of the benefits of the sale to Ascend, and there is no action, suit or proceeding pending or threatened which could reasonably be expected to result in the issuance of any such order or the enactment, promulgation or applicability to Ascend or the sale of any such law; and

  . Ascend has received an opinion from Fulbright & Jaworski L.L.P., counsel to Voxware.

 Employee Matters

  In connection with the sale, Ascend and Voxware entered into a Services Agreement under which Voxware performed work on product development on a consulting basis for Ascend beginning February 4, 1999. The services provided by Voxware were performed by key engineers of Voxware. Under the Services Agreement, Ascend paid Voxware for these services in an amount based on the compensation paid by Voxware to the individuals performing the services. In connection with an amendment to the agreement with Ascend that extended the closing deadline for the sale from June 28, 1999 to October 31, 1999, our management and board of directors deemed it to be in the best interest of our stockholders to allow the employees who were performing work under the Services Agreement to begin working for Ascend prior to the closing. On June 21, 1999, the Services Agreement was terminated, and between June 21, 1999 and June 24, 1999 ten employees of Voxware, including J. Gerard Aguilar, Voxware's former Vice President, Research and Development and a former director, became employees of Ascend. All employment arrangements were negotiated directly between Ascend and the employees. Each employee hired by Ascend received a signing bonus of $5,000.

 Fees and Expenses

  The agreement relating to the sale of the assets provides that each party will pay all of the fees and expenses incurred by it in connection with the sale, whether or not the sale is consummated. In addition, Voxware may become obligated to pay Ascend a termination fee of $204,000 if the agreement and the sale are terminated under the following circumstances;

  . by Ascend because Voxware's Board of Directors withdraws or modifies its recommendation to stockholders of the approval and adoption of the agreement with Ascend and recommends that the stockholders approve or accept other proposals with respect to a transaction that would preclude completion of the sale;

  . by Ascend because Voxware breaches any of its representations, warranties or covenants in the agreement with Ascend, and the breach is either incapable of being cured or is not cured within ten business days of Voxware receiving written notice of the breach;

  . by Voxware because Voxware receives and accepts a superior proposal or offer for a merger or an acquisition of Voxware or of the assets relating to its digital speech coding business, where such acceptance is required by the fiduciary obligations of Voxware's Board of Directors; or

  . by Ascend or Voxware if Voxware stockholders do not approve the sale at the Annual Meeting and both (1) at that time, an alternative transaction involving Voxware has been announced or publicly proposed and (2) within one year, Voxware accepts, recommends, enters into, announces or consummates an alternative transaction.

  In addition, if the agreement is terminated by Voxware because Ascend breaches any of its representations, warranties or covenants in the agreement, and the breach is either incapable of being cured or is not cured within ten business days of Ascend receiving written notice of the breach, then Voxware may retain the $204,000 of purchase price already paid by Ascend.

Accounting Treatment of the Sale

  For accounting purposes, the sale to Ascend will be presented as a sale of assets transaction that is expected to result in a gain to Voxware of approximately $4,450,000, after consideration of the expected net proceeds from the sale less the book value of the assets transferred to Ascend. Of that amount, approximately $3,700,000 will be recognized in the period the Ascend transaction closes, and up to $750,000 will be recognized upon receipt of the final payment from Ascend, which will be held in escrow until 18 months from the closing to secure our indemnification obligations under the agreement with Ascend.

Federal Income Tax Consequences

  The following is a general summary of the principal Federal income tax consequences of the sale to Ascend. It does not address any state or local tax consequences. Stockholders are advised to consult with their tax advisors for a more detailed analysis of any Federal, state or local tax consequences.

  We expect to recognize a gain on the sale of assets to Ascend to the extent that the net proceeds of the sale exceed the tax bases of the assets transferred to Ascend. That gain is estimated at $4,450,000, assuming receipt of all of the $750,000 held in escrow. We have discussed the transaction with our outside tax advisors, and we have been advised that the gain on the sale of assets will be absorbed by net operating loss carryforwards available to us notwithstanding limitations under the Internal Revenue Code on the amount of net operating loss carryforwards that may be utilized per year. Prior to the sale of assets to Ascend, Voxware had available approximately $16,900,000 of federal net operating loss carryforwards. We expect that approximately $12,450,000 of net operating loss carryforwards will remain available for use by us following the sale to offset future federal taxable income, in any.

  Voxware will not seek an opinion of counsel with respect to the anticipated tax treatment. The foregoing summary of Federal income tax consequences is included for general information only and does not constitute legal advice to any stockholder.

Interests of Executive Officer and Director in the Sale

  All of Voxware's executive officers and directors own shares of Voxware's Common Stock and/or options to purchase shares of Voxware's Common Stock and, to that extent, their interest in the sale is the same as that of other stockholder. However, in considering the sale, stockholders should be aware that J. Gerard Aguilar, former Vice President of Research and Development and director, had interests in the sale different from those of other stockholders at the time he considered and voted upon the sale. On January 28, 1999, Mr. Aguilar received an offer of employment from Ascend for the position of Director of Engineering, to be effective upon the closing of the sale. In connection with an amendment to the agreement with Ascend that extended the closing deadline for the sale from June 28, 1999 to October 31, 1999, we subsequently agreed with Ascend that Mr. Aguilar and other of our employees could become employees of Ascend prior to the closing. Mr. Aguilar has resigned from Voxware and is an employee of Ascend. As an employee of Ascend, Mr. Aguilar is to receive an annual base salary of $140,000, a $5,000 signing bonus and options to purchase 17,000 shares of common stock of Ascend. Mr. Aguilar will also be reimbursed for up to $5,000 of relocation expenses. See "Executive Compensation" for information relating to Mr. Aguilar's former compensation arrangements with Voxware.

Information Concerning Ascend

  Ascend Communications, Inc. develops, manufactures and sells wide area networking solutions for telecommunications carriers, Internet service providers and corporate customers worldwide that enable them to build:

  . Internet access systems consisting of point-of-presence termination equipment for Internet service providers and remote site Internet access equipment for Internet subscribers;

  . high speed frame relay, asynchronous transfer mode and Internet protocol switches for application in telecommunications carriers and Internet service provider backbone networks;

  . extensions and enhancements to corporate backbone networks that facilitate access to these networks by remote offices, telecommuters and mobile computer users; and

  .  video conferencing and multimedia access facilities.

Ascend's products support existing digital and analog networks.

  When Ascend and Voxware entered into the agreement to sell assets, Ascend was a publicly owned company. Subsequently, Lucent and Ascend agreed that Ascend would be acquired by Lucent, and, on June 24, 1999, Ascend merged with a wholly owned subsidiary of Lucent. Lucent designs, builds and delivers a wide range of public and private networks, communications systems and software, business telephone systems and microelectronics components.

  Ascend continues to do business under the name of "Ascend Communications, Inc." The acquisition of Ascend by Lucent has no effect of the rights and obligations of Ascend or Voxware under the agreement to sell assets, and references in this Proxy Statement to Ascend make no distinction with respect to Ascend's prior status as a publicly owned company and its current status as a wholly owned subsidiary of Lucent.

  Ascend's principal offices are located at One Ascend Plaza, 1275 Harbor Bay Parkway, Alameda, California 94502.

  All information contained in this Proxy Statement relating to Ascend has been supplied by Ascend to Voxware.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Basis of Presentation

  On February 18, 1999, Voxware completed the acquisition of substantially all of the assets of Verbex for approximately $5,200,000 in cash, of which $400,000 has been placed in escrow for a period of six months from the closing date and will not be paid to Verbex to the extent that the purchase price paid to Verbex is adjusted downward pursuant to a net asset value calculation set forth in the agreement with Verbex. The Verbex transaction has been accounted for as a purchase by Voxware pursuant to Accounting Principles Board Opinion No. 16 "Business Combinations" ("APB 16"). The presentation below also reflects the effect of the sale of substantially all of the assets relating to Voxware's digital speech coding business to Ascend for aggregate cash consideration of $5,100,000, of which $750,000 will be placed in escrow for a period of 18 months to secure Voxware's indemnification obligations under the agreement to sell the assets with Ascend.

  The following unaudited pro forma condensed combined financial information combines the historical statements of operations of Voxware with the historical statements of operations of Verbex after giving effect to the Verbex transaction and the sale to Ascend, as if the Verbex transaction and the sale to Ascend had each occurred on July 1, 1997, and the historical balance sheet of Voxware as if the sale to Ascend had occurred on March 31, 1999.

  The pro forma amounts below are presented for informational purposes only. These pro forma amounts are not necessarily indicative of the results of operations of the combined Voxware-Verbex company that would have actually occurred had the Verbex transaction and the sale to Ascend been consummated as of July 1, 1997 or of the financial condition of the combined Voxware-Verbex company had the sale to Ascend been consummated as of March 31, 1999, or of the future results of operations or financial condition of the combined Voxware-Verbex company.

  The unaudited pro forma condensed combined statements of operations and the unaudited pro forma condensed combined balance sheet do not reflect:

  . any cost savings Voxware expects to achieve as a result of the Verbex transaction, in particular the elimination of costs associated with administrative activities and facilities; or

  . any cost savings that Voxware expects to achieve as a result of the sale to Ascend, in particular those expenses associated with Voxware's digital speech coding business purchased by Ascend, and the costs associated with the research, development, sales and marketing expenses associated with Voxware's digital speech coding business purchased by Ascend.

  We will continue to have revenue from existing licensees of our speech coding technology in the multimedia and consumer devices markets after the sale to Ascend, in the form of periodic license renewal fees, royalties and service fees. With the consent of Ascend, we may also license our speech coding technologies after the sale for uses that are not competitive with Ascend. Although we do not have any agreements or arrangements with Ascend relating to any general or specific guidelines for obtaining Ascend's consent, we believe that Ascend will consent to our licensing the speech coding technologies in the multimedia and consumer devices markets. We do not believe that we will have any revenues from new licensees in the IP telephony market. Accordingly, we have eliminated from the accompanying pro forma financial statements the revenues and related cost of revenues generated from the IP telephony market. Voxware historically has not separated or eliminated the operating expenses associated with the technologies sold to Ascend because Voxware did not dedicate employees or resources exclusively to the IP telephony market or its other target markets. For example, each of Voxware's engineers, at various times, generally researched and developed technologies that were used in each of the multimedia, consumer devices and IP telephony markets; Voxware did not organize its research, development, sales or marketing teams to specifically service and support technologies for its individual target markets. Rather, Voxware's employees and other resources were commingled among its various target markets. As such, there are no operating expenses whose elimination is directly attributable to the transaction.

  You should note that our revenue from licensing speech coding technologies and audio compression technologies has been decreasing over the last two years. Therefore, we expect that, even if Ascend is willing to give its consent, our new licensing activity relating to the speech coding technologies will decrease significantly after completion of the sale. Further, over time, as we focus on the Verbex business, we expect that revenues from licenses of speech coding technologies will become a less significant part of our revenues. Therefore, the following unaudited pro forma condensed combined statements of operations may not be indicative of our future results of operations.

  There can be no assurance that Voxware will realize any cost savings from the Verbex transaction or the sale to Ascend.

                                 Voxware, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                        For the Year Ended June 30, 1998
                (In thousands, except share and per share data)

                                            Pro Forma              Pro Forma
                            Historical     Adjustments            Adjustments
                          ---------------  -----------            -----------
                                            Purchase                Sale to    Pro Forma
                          Voxware  Verbex  from Verbex  Subtotal    Ascend     Combined
                          -------  ------  -----------  --------  -----------  ---------
Revenues:
  Product revenues:
    License fees........  $ 2,935  $  --     $   --     $ 2,935      $(637) 4c  $ 2,298
    Royalties and
     recurring
     revenues...........    1,918     --         --       1,918        (44) 4c    1,874
    Net product sales...      --    1,905        --       1,905        --         1,905
                          -------  ------    -------    -------      -----      -------
      Total product
       revenues.........    4,853   1,905        --       6,758       (681)       6,077
  Service revenues......    1,029     807        --       1,836        (36) 4c    1,800
                          -------  ------    -------    -------      -----      -------
    Total revenues......    5,882   2,712        --       8,594       (717)       7,877
    Total cost of
     revenues...........      583     722        --       1,305        (14) 4c    1,291
                          -------  ------    -------    -------      -----      -------
      Gross profit......    5,299   1,990        --       7,289       (703)       6,586
                          -------  ------    -------    -------      -----      -------
Operating expenses:
  Research and
   development..........    4,726   1,070        --       5,796        --         5,796
  Sales and marketing...    3,844   1,003        --       4,847        --         4,847
  General and
   administrative.......    2,467     507        --       2,974        --         2,974
  Amortization of
   purchased
   intangibles..........      --      --       1,322 4b   1,322        --         1,322
                          -------  ------    -------    -------      -----      -------
      Total operating
       expenses.........   11,037   2,580      1,322     14,939        --        14,939
                          -------  ------    -------    -------      -----      -------
      Operating loss....   (5,738)   (590)    (1,322)    (7,650)      (703)      (8,353)
Interest income
 (expense), net.........      844    (372)       389 4a     861        --           861
                          -------  ------    -------    -------      -----      -------
Net loss................  $(4,894) $ (962)   $  (933)   $(6,789)     $(703)     $(7,492)
                          =======  ======    =======    =======      =====      =======
Basic and diluted net
 loss per common share..  $ (0.38)                                              $ (0.58)
                          =======                                               =======
Weighted average number
 of common shares
 outstanding............   12,890                                                12,890
                          =======                                               =======

                                 Voxware, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                    For the Nine Months Ended March 31, 1999
                (In thousands, except share and per share data)

                                            Pro Forma             Pro Forma
                          Historical(1)    Adjustments           Adjustments
                          ---------------  -----------           -----------
                                            Purchase               Sale to    Pro Forma
                          Voxware  Verbex  from Verbex Subtotal    Ascend     Combined
                          -------  ------  ----------- --------  -----------  ---------
Revenues:
  Product revenues:
    License fees........  $   661  $  --      $ --     $   661      $(100) 4c  $   561
    Royalties and
     recurring
     revenues...........      457     --        --         457         (3) 4c      454
    Net product sales...      129   1,630       --       1,759        --         1,759
                          -------  ------     -----    -------      -----      -------
      Total product
       revenues.........    1,247   1,630       --       2,877       (103)       2,774
Service revenues........      626     214       --         840        (24) 4c      816
                          -------  ------     -----    -------      -----      -------
    Total revenues......    1,873   1,844       --       3,717       (127)       3,590
    Total cost of
     revenues...........      384     602       --         986        (10) 4c      976
                          -------  ------     -----    -------      -----      -------
      Gross profit......    1,489   1,242       --       2,731       (117)       2,614
                          -------  ------     -----    -------      -----      -------
Operating expenses:
  Research and
   development..........    1,655     641       --       2,296        --         2,296
  Sales and marketing...    1,884     599       --       2,483        --         2,483
  General and
   administrative.......    1,312     286       --       1,598        --         1,598
  Amortization of
   purchased
   intangibles..........      147     --        844 4b     991        --           991
                          -------  ------     -----    -------      -----      -------
    Total operating
     expenses...........    4,998   1,526       844      7,368        --         7,368
                          -------  ------     -----    -------      -----      -------
    Operating loss......   (3,509)   (284)     (844)    (4,637)      (117)      (4,754)
Interest income
 (expense), net.........      473    (264)      268 4a     477        --           477
                          -------  ------     -----    -------      -----      -------
Net loss................  $(3,036) $ (548)    $(576)   $(4,160)     $(117)     $(4,277)
                          =======  ======     =====    =======      =====      =======
Basic and diluted net
 loss per common share..  $ (0.23)                                             $ (0.32)
                          =======                                              =======
Weighted average number
 of common shares
 outstanding............   13,321                                               13,321
                          =======                                              =======

--------
(1) Verbex historical information is for the period July 1, 1998 through February 18, 1999, the date of Voxware's acquisition of substantially all of the assets of Verbex. All activity for the Verbex business after February 18, 1999 is included in the Voxware column.

                                 Voxware, Inc.
              Unaudited Pro Forma Condensed Combined Balance Sheet
                              As of March 31, 1999
                                 (In thousands)

                                                         Pro Forma
                                             Historical Adjustments
                                             ---------- -----------
                                                          Sale to      Pro Forma
                                              Voxware     Ascend       Combined
                                             ---------- -----------    ---------
                   ASSETS
Current assets:
  Cash and cash equivalents.................  $  1,827   $  4,350  4c  $  6,177
  Short-term investments....................     3,516        --          3,516
  Accounts receivable, net..................       804        --            804
  Inventory, net............................       240        --            240
  Prepaid expenses and other current
   assets...................................       620       (325) 4c       295
  Restricted cash...........................       604       (204) 4c       400
                                              --------   --------      --------
    Total current assets....................     7,611      3,821        11,432
Property and equipment, net.................       344        (25) 4c       319
Intangibles.................................     5,153        --          5,153
Other assets, net...........................       489        --            489
                                              --------   --------      --------
                                              $ 13,597   $  3,796      $ 17,393
                                              ========   ========      ========
              LIABILITIES AND
            STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses.....  $  2,296   $     96  4c  $  2,392
  Deferred revenues.........................        91        --             91
                                              --------   --------      --------
    Total current liabilities...............     2,387         96         2,483
                                              --------   --------      --------
Deferred rent...............................       282        --            282
Commitments and contingencies
Stockholders' equity:
  Preferred stock...........................       --         --            --
  Common stock..............................        13        --             13
  Deferred compensation.....................       --         --            --
  Additional paid-in capital................    29,965        --         29,965
  Unrealized gain on available-for-sale
   securities...............................         3        --              3
  Accumulated deficit.......................   (19,053)     3,700 4c    (15,353)
                                              --------   --------      --------
    Total stockholders' equity..............    10,928      3,700        14,628
                                              --------   --------      --------
                                              $ 13,597   $  3,796      $ 17,393
                                              ========   ========      ========

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

1. SIGNIFICANT ACCOUNTING POLICIES

  There are currently no material differences in the Voxware and Verbex (the "Companies") significant accounting policies, and therefore, no consideration has been given to conforming the Companies' significant accounting policies in this pro forma presentation. The Companies do not expect to have material changes to current accounting policies in connection with the Verbex transaction. For further information on the Companies' significant accounting policies, see the notes to the financial statements of the Companies included elsewhere in this Proxy Statement.

2. PURCHASE PRICE AND SALES PRICE

  Under the terms of the sale to Ascend, Voxware agreed to sell substantially all of the assets relating to its speech coding business to Ascend for aggregate cash consideration of $5,100,000, of which $750,000 will be placed in escrow for a period of 18 months to secure Voxware's indemnification obligations under the agreement with Ascend. If the sale to Ascend is not approved by Voxware's stockholders, Ascend has the right, but no obligation, to license technologies from Voxware which could provide up to $800,000 in license fees to Voxware. The license fees to be paid to Voxware would vary based on the technology, if any, elected to be licensed by Ascend. Accordingly, the "subtotal" columns of the pro forma statements of operations, and the "Voxware" column of the pro forma balance sheet give effect to the Verbex transaction, but do not give effect to the sale to Ascend. The "Pro Forma Adjustments--Sale to Ascend" columns give effect to the sale to Ascend transaction but do not give effect to the licenses which Ascend may purchase from Voxware at Ascend's option if the sale is not approved by Voxware's stockholders.

  Under the terms of the Verbex transaction, Voxware paid $4,800,000 cash on the date of the closing (February 18, 1999) and placed in escrow $400,000 (the "Escrowed Price") for a period of six months from the date of the closing. Voxware will pay the full Escrowed Price six months from closing if the assets acquired at the date of closing exceed the liabilities assumed by a minimum amount as defined in the Verbex transaction agreement. To the extent there is a deficiency, if any, Voxware will not pay that portion of the Escrowed Price. Voxware will use hindsight six months from closing to determine which assets and liabilities were realized.

3. LOSS PER COMMON SHARE

  The combined Voxware-Verbex company has presented its loss per common share for the year ended June 30, 1998 and for the nine months ended March 31, 1999 pursuant to Statement of Financial Accounting Standards (SFAS) No. 128 "Earnings per Share" and the Securities and Exchange Commission Staff Accounting Bulletin No. 98.

  Basic loss per common share was computed by dividing net loss applicable to common stockholders by the weighted average number of shares of common stock outstanding during the year ended June 30, 1998 and nine months ended March 31, 1999. Diluted loss per common share has not been presented, since the impact on loss per share using the treasury stock method is anti-dilutive due to Voxware's losses.

4. PRO FORMA ADJUSTMENTS

  (a) The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the elimination of the Verbex assets not acquired, Verbex liabilities not assumed, and the application of the purchase method pursuant to APB 16 for the acquisition of Verbex. Voxware acquired all of Verbex's assets, excluding its cash, and assumed the following operating liabilities: note payable to bank, accounts payable, accrued expenses excluding accrued interest and other accrued liabilities primarily related to employees not hired by Voxware, and deferred revenues. Voxware did not assume the convertible notes payable to Verbex's stockholders, accrued interest, other liabilities primarily related to employees not hired by Voxware, preferred stock, common stock and other equity related items. The approximate purchase price was $5,500,000, which was comprised of the cash payment of $4,800,000 on the closing date, the estimated payment of the full Escrowed Price of $400,000 and approximate transaction costs of $300,000. The application of the purchase method resulted in approximately $5,097,000 in excess of purchase price over net tangible assets acquired. Based on a preliminary analysis, the purchase price is expected to be allocated among the following items, although the allocation amounts have not yet been finalized: capitalized software, customer list and VAR agreements, engineering workforce, and goodwill. Based on a preliminary analysis performed by Voxware, these intangibles will be amortized over 4 years. Voxware expects to complete its purchase price allocation before filing its Annual Report on Form 10-K for the fiscal year ending June 30, 1999 after conducting relevant analyses, including possibly obtaining a valuation report from an independent third party. The Unaudited Pro Forma Condensed Combined Financial Statements also reflect a reduction of interest expense related to Verbex's notes payable to stockholders, which Voxware has not assumed as a result of the Verbex transaction.

   Computation of Excess Purchase Price
     Payment of cash at closing.................................. $ 4,800,000
     Escrowed Price (included in accrued expenses)...............     400,000
     Transaction costs (included in accrued expenses)............     300,000
                                                                  -----------
       Proforma purchase price................................... $ 5,500,000
                                                                  ===========
   Net shareholders' deficit of Verbex........................... $(5,013,715)
   Cash not acquired.............................................     (73,747)
   Write-down of inventory to fair market value..................     (40,000)
   Write-down of property and equipment to fair market value.....     (40,949)
   Convertible notes payable to stockholders not assumed.........   3,999,946
   Accrued expenses not assumed..................................   1,571,568
                                                                  -----------
   Net tangible assets acquired.................................. $   403,103
                                                                  ===========
   Pro forma purchase price...................................... $ 5,500,000
   Less: net tangible assets acquired............................     403,103
                                                                  -----------
     Excess of pro forma purchase price over net tangible value acquired................................................... $ 5,096,897
                                                                  ===========

  (b) The Unaudited Pro Forma Condensed Combined Statements of Operations reflect the amortization of intangibles totaling $1,322,000 for the year ended June 30, 1998 and $991,000 for the nine months ended March 31, 1999.

  (c) The Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the sale of substantially all of the assets relating to Voxware's speech coding business to Ascend. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the receipt of $4,146,000 in cash from Ascend and the reclassification from restricted cash to cash and cash equivalents of $204,000 previously paid to Voxware by Ascend. The restrictions surrounding the reversal of this amount, and conditions that must be met for the restrictions to be removed, are described on page 30 under the caption "Fees and Expenses." The Unaudited Pro Forma Condensed Combined Balance Sheet also reflects the reversal of $325,000 in deferred costs previously paid in relation to the Ascend transaction, accrued transaction costs totaling $300,000, partially offset by the reversal of the $204,000 previously paid by Ascend that is included in accrued liabilities as of March 31, 1999, property and equipment transferred to Ascend totaling $25,000, and a gain on the sale to Ascend totaling $3,700,000. The sale to Ascend does not include our rights and obligations under our existing license agreements. As part of the sale, we will receive a license from Ascend to use the speech coding technologies necessary to service those existing licensees. With the consent of Ascend, we may also license the speech coding technologies to new licensees for uses that are not competitive with Ascend. While we will continue to have revenue from existing and possibly new licensees of our speech coding technology in the multimedia and consumer devices markets after the sale to Ascend, we will not have any revenues from new licensees in the IP telephony market. Accordingly, we have eliminated from the accompanying pro forma financial statements the revenues and related cost of revenues generated from the IP telephony market.

  The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended March 31, 1999 and for the year ended June 30, 1998 reflect the elimination of revenues derived from, and cost of revenues associated with, the licensing and sale of technology for use in the IP telephony market. No operating expenses have been eliminated from the pro forma statements of operations because Voxware does not separate its operating expenses by target market, nor does Voxware dedicate employees or resources exclusively to the IP telephony market or its other target markets. For example, each of Voxware's engineers, at various times, generally researched and developed technologies that were used in each of the multimedia, consumer devices and IP telephony markets; Voxware did not organize its research, development, sales or marketing teams to specifically service and support technologies for its individual target markets. Rather, Voxware's employees and other resources were commingled among employees and other resources. As such, there are no operating expenses whose elimination is directly attributable to the transaction.

  Voxware expects to record a gain on the sale to Ascend of approximately $3,700,000 in the period the transaction closes, which gain has not been reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations presented. Voxware may also record a gain of up to $750,000 upon receipt of the final payment from Ascend which will be held in escrow until 18 months following the closing to secure our indemnification obligations under the agreement with Ascend. The gain associated with the final $750,000 payment has not been reflected in the accompanying Unaudited Pro Forma Condensed Combined Financial Statements.

  If the sale to Ascend is not approved by Voxware's stockholders, Ascend has the right, but no obligation, to license technologies from Voxware which could provide up to $800,000 in license fees to Voxware. The "Subtotal" columns of the pro forma statements of operations and the "Voxware" column of the pro forma balance sheet reflect the pro forma financial position and results for the periods presented if the sale is not approved by Voxware's stockholders. Accordingly, the Subtotal column of the pro forma statements of operations and the "Voxware" column of the pro forma balance sheet give effect to the Verbex transaction, but do not give effect to the sale to Ascend or the licenses which Ascend may purchase from Voxware at Ascend's option if the sale is not approved by Voxware's stockholders.

                      ADDITIONAL INFORMATION ABOUT VOXWARE

Business of Voxware Following the Sale

  If the sale is consummated, we will have sold substantially all of our assets relating to what has historically been our primary business of developing and commercializing speech coding technologies and products. On February 18, 1999, we completed the acquisition of substantially all of the assets of Verbex Voice Systems, Inc. We have already shifted our primary business focus to Verbex's business. Verbex sold speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. We intend to continue to sell existing Verbex products within those markets and to service Verbex products already sold. We intend to develop next-generation Verbex products which we believe will be necessary to compete and succeed in our target markets. Our development efforts will include the exploration of strategic transactions to augment Verbex's business, such as mergers, acquisitions and joint ventures.

  Verbex has incurred losses since inception. Voxware expects losses to continue until these next-generation products are developed, introduced and available for sale. Verbex historically generated revenues primarily from product sales, licenses and development services. Product sales consist of: portable devices used for mobile industrial speech-recognition applications (Verbex's MVP product line); stationary speech-recognition devices, primarily used for warehouse receiving and package sorting applications; and accessories that complemented its product offerings, including microphones, headsets and computer hardware. Verbex also licensed its VCORE speech recognition software application for use in embedded applications, and provided maintenance services to customers, generally under one- to three-year agreements. Development services consist of providing technical resources and assistance to customer-specific development efforts, which include porting Verbex's technology to specific customer platforms.

  After the sale, we will continue to receive any recurring revenue that we are entitled to under existing licenses of our speech coding and audio compression technologies. We will also provide service and support to licensees under existing agreements. In addition, Voxware, with the consent of Ascend, may license the speech coding technologies to new licensees for uses which are not competitive with Ascend. We expect that new licensing activity relating to our speech coding technology will decrease significantly after completion of the sale, and that revenues from licensees of speech coding technology will become a less significant part of our revenues over time. Therefore, we do not expected that revenue from new licensing activity to materially affect our financial position.

  Set forth below is a description of our primary business as currently being conducted. While stockholders will have the opportunity to vote on the sale, stockholders will not have an opportunity to vote separately on the change in the nature of our business. See "--Factors to Consider in Evaluating the Sale." Since the primary business activity of Voxware is the business which has historically been operated by Verbex, for purposes of the following discussion, references to "Voxware," "we," "us" or "our" mean the combined Voxware/Verbex entity, taking into account Voxware's purchase of substantially all the assets of Verbex on February 18, 1999, and references to "Verbex" mean Verbex prior to our acquisition of Verbex.

 The Acquisition of Verbex

  On February 18, 1999, our wholly-owned subsidiary, Verbex Acquisition Corporation ("VAC"), acquired substantially all of the assets of Verbex pursuant to an agreement with Verbex, dated February 4, 1999. The acquired assets included:

  . equipment, furniture and fixtures, computers, computer hardware and software, tools and supplies;

  . accounts receivable;

  . inventories of raw materials, work-in-process and finished goods used or useful in the conduct of Verbex's business;

  . all of Verbex's rights under (1) the leases relating to Verbex's facility in Cambridge, Massachusetts and Verbex's office space located in Centerville, Utah and (2) specified leases and rental agreements covering machinery, equipment, furniture and fixtures, computers, computer hardware and software, tools, supplies and other tangible assets used in Verbex's business;

  . all of Verbex's rights under its value added reseller ("VAR") agreements, customer agreements and other specified agreements relating to the business of Verbex;

  . all operating data and records of Verbex relating to the ownership or the operation of the assets and to the assumed liabilities; and

  . all industrial and intellectual property rights owned or controlled by Verbex, including, patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights and trade secrets.

  VAC assumed Verbex's obligations under the contracts assumed by VAC which arise after the closing date. VAC also assumed all outstanding development and support commitments and warranties extended by Verbex prior to the closing date with respect to its products in the ordinary course of business. In addition, VAC assumed other liabilities which are specified in the agreement with Verbex. The Verbex agreement provides that the aggregate amount to be paid by VAC with respect to the specified assumed liabilities is not to exceed $509,034. However, if the net amount realized by VAC with respect to the current assets purchased from Verbex, after giving effect to payment of the specified assumed liabilities and other claims, exceeds $400,000, VAC may pay more than $509,034 with respect to the specified assumed liabilities.

  The purchase price for the Verbex assets was $5,200,000 in cash, subject to adjustment as described below, and the assumption of certain liabilities. On the closing date, VAC paid to Verbex $4,800,000 in cash and placed $400,000 in an escrow account pursuant to an escrow agreement.

  The $400,000 placed in escrow may be applied to indemnification claims by VAC under the Verbex agreement. It may also be applied to a purchase price adjustment based on the net amount realized by VAC with respect to the current assets purchased and liabilities assumed by VAC.

 Business Objective

  Our business objective is to provide noise-robust speech recognition products to the industrial, manufacturing and warehousing markets. We operate within the multi-billion dollar "Automatic ID" market by selling products which rely on speech input of data to complement bar-code scanning and industrial data terminals in the warehouse, factory or other industrial setting for applications such as warehouse picking, logistics receiving, returns order processing, warehouse inventory and cycle counting, manufacturing inspection, package and letter sorting, remittance processing and lumber grading. Speech recognition products are designed to provide the ability to input data that cannot be easily bar-coded, where key entry is impractical or where productivity or safety are enhanced by having the workers' hands free while performing their jobs. We distribute our current products and intend to sell or second generation products, when and if developed, to industrial and commercial customers primarily through VARs, systems integrators and international distributors. In addition, we make direct sales to strategic accounts.

  We believe that the large market for speech recognition products in the industrial workplace has emerged and continues to grow due to the convergence of the following factors:

  . design advances which permit speech recognition products to be smaller, portable and more durable;

  . advances in wireless communications permitting an enhanced interface between mobile PCs and servers;

  . an increased focus in industry of reducing the cost of logistics in order to increase profitability and achieve competitive advantages;

  . growth in electronic commerce resulting in increased businesses with substantial warehouse picking functions; and

  . decreasing cost of microprocessors and digital signal processors.

 Products

  We have two major product lines; portable devices and stationary devices. All of our products are based on our proprietary speech recognition technology. For those products requiring "text-to-speech," we license software from third parties.

  . Portable Devices. We manufacture a line of portable devices led by the Mobile Voice Pac ("MVP"), a rugged, continuous speech input/output device designed for industrial applications that require mobility and connectivity. The MVP weighs approximately 40 ounces and measures 8.8 inches in length, 3.5 inches in width and 2.6 inches in depth. It is worn on the belt of the user and is connected by wire to a headset with a microphone. When the user speaks into the microphone, the electronics and software in the MVP process the speech signal to determine what was said. After the MVP has determined what was said, that information is typically transmitted by a wireless link to the system network, which, depending upon the application, could be a warehouse management system, a manufacturing tracking system or another software package that tracks inventory or operations. The system network then records and processes the information, sends additional instructions to the MVP user or takes other action. In applications such as receiving, the information processed by the MVP is used to print a bar code label locally rather than being transmitted by a wireless link to a system network.

  Some MVP models have built-in radios for real-time operation, and some we specifically designed for non-real-time applications. We design and build all models to be reliable and durable in industrial environments, and all models incorporate speech recognition technology specifically designed to maintain accuracy in extremely loud facilities. The MVP is typically integrated into a facility's management and information system via a standard software interface built by us and used by a VAR constructing the complete application.

  We also manufacture a smaller, less rugged unit called the "Speech Commander portable" that is used outside typical industrial environments (e.g., remittance processing by banks), but its utility and distribution is limited to a small number of customers.

  We purchase parts and electronics boards for our products from external vendors. We also have external vendors perform major sub-assemblies where appropriate and cost efficient. Our employees perform final assembly and testing. We also offer customers the opportunity to purchase accessories such as microphones, headsets and computer hardware that we purchase from third party vendors for resale.

  . Stationary Devices. Certain industrial applications do not require a high degree of mobility by each user. For those applications, we design and manufacture a family of stationary PC or other computer electronics boards that house digital signal processing chips and other electronics. The stationary devices, like the portable devices, are connected by wire to a headset with a microphone. The speech information is sent to the board in the computer. Much like the MVP portable device, the board employs its electronics and software to recognize what was said and sends commands to the computer to take action such as communicating with the system network or printing a label.

  This product line has been proven in industrial applications such as receiving and package sorting, and our sales of stationary products range from individual boards to complete computer workstations, depending on the customer's application.

  Stationary products consist of individual PC boards and complete systems, including fully integrated PCs for some customers. We typically subcontract the assembly of PC board products to local manufacturers, but our manufacturing personnel perform final testing and shipment of the PC boards. When a customer requires a fully integrated computer loaded with our board products in the PC or workstation, our personnel perform the integration and testing. We also offer customers the opportunity to purchase accessories such as microphones, headsets and computer hardware that we purchase from third party vendors for resale.

 Applications

  Our primary market area is the warehouse market. The warehouse market is attractive because of the market's size, the move toward automation and increased productivity, and Voxware's belief that speech-based products can add considerable value to operational efficiency. According to Brooker and Associates, an industry consultant we have retained, North America has approximately 500,000 warehouses measuring 50,000 square feet or larger. Those 500,000 warehouse operations employ over 14 million people, including approximately 4.2 million pickers, 1.5 million receivers, and between 300,000 and 400,000 in inventory and cycle counting operations. Industry experts estimate that roughly 15% of the 14 million warehouse employees use bar code scanners or other high tech devices in the course of their job functions. We believe that the non-North American marketplace also represents a substantial market. The primary applications that we target in this area are warehouse picking and warehouse receiving/package sorting/returns order processing.

  The following is a description of these two applications as well as a description of certain other applications and markets in which Voxware believes there may be market potential for its products.

  . Warehouse Picking. A large part of the distribution industry involves the assembly of orders for individual customers by workers who walk through warehouses, individually selecting items and preparing orders for shipment. This "picking" function employs millions of workers in North America alone. Our products are designed to be used by the worker doing the picking (the "picker") to enhance the accuracy and speed of these operations. Using our system, picking instructions are synthetically generated from electronic or written orders received from the warehouse's customers and are sent by speech to a picker on the warehouse floor wearing a headset and a portable device such as the MVP. While keeping his hands and eyes free to walk through the warehouse and pick, the picker listens to the instructions, acts upon them and confirms the selections using voice commands spoken into the headset's microphone. We believe that our speech-based products for picking applications have provided customers with the benefits of increased productivity, accuracy and the elimination of paper.

  An example of a warehouse picking application which we believe provides a large target market for our products is grocery picking. Grocery warehouse pickers are typically filling small, case-based orders very quickly and handling hundreds of different items. In this environment, products that offer hands-free, eyes-free operation can enhance speed and accuracy, and may be particularly attractive in freezers where heavy gloves limit the pickers' ability to execute the fine motor movements necessary to work with paper and pen, keyboards or hand held computers or even scanners.

  . Warehouse Receiving/Package Sorting and Returns Order Processing. A distribution and warehousing facility may receive anywhere from hundreds to tens of thousands of packages daily. Each of these packages must be formally received such that the warehouse's system can account for and track the package. The receiving process can be cumbersome, often relying on paper or PCs and manual recording and input of information which may lead to high error rates. When a package arrives, dock workers wearing a headset and a portable device such as the MVP speak information into their headsets about the arriving packages, such as the purchase order number corresponding to the package or some other identification information. The portable device recognizes the information and communicates it to the distribution center or warehouse software system, which adjusts the inventory count. Alternatively, the speech data may be transmitted to a bar code printer that immediately prints a bar code label to be adhered to the package and used to track the package internally thereafter.

  An example of a logistics receiving market is the retail clothing industry, which often uses a distribution method known as "cross-docking" in which goods arrive in the distribution center on one truck and exit on another truck minutes or hours later. The goods are routed to the appropriate trucks using bar code scanners on conveyers inside the facility. However, since many packages arrive without usable bar codes, labels must be generated on the receiving dock and adhered to the package immediately. Because of the fast-paced, high-volume receiving operations typical in clothing distribution operations, and because a high percentage of arriving packages do not have usable bar codes, we believe that this application lends itself well to a speech-based solution.

  Two specialized versions of the "receiving" application are package sorting and returns order processing. In both circumstances, warehouse or distribution center employees are formally accepting goods into their system, and information must be recorded so that the central system can properly route and disposition those items. We consider the application mechanics to be similar among cross-docking, generic receiving, returns order processing, and package sorting, and have therefore discussed them as a single application category.

  . Warehouse Inventory/Cycle Counting. Nearly all warehouses in North America conduct physical inventory or cycle counting operations on a regular basis. The typical method employed today uses paper and pencil to record information and off-line, keyboard punching to enter the inventory data into databases. We are evaluating the potential marketing and sale of our products to replace this error-prone and inefficient process with one based on mobile speech recognition. Using a portable speech-based product such as the MVP, a cycle counter might walk through the warehouse with a headset and beltpack while speaking stock locations and physical count information which could be communicated and translated to update the warehouse's database. No keyboard entry would be required. We plan to conduct a market analysis of this application opportunity over the next 12 months.

  . Manufacturing and Other Inspection. Newly manufactured goods are often inspected at the end of or during the manufacturing process to highlight defects and properly disposition the finished good. These inspections are typically accomplished with pen and paper. Our products are designed to allow inspectors to input more information faster without removing their hands or eyes from the item under inspection. Verbex sold a small number of products in this market and we intend to explore marketing opportunities in this area.

  . Other Applications & Markets. Verbex also licensed its technology or sold its products to banks looking for fast, efficient methods of recording the amount of payment their customers make on credit card bills and other debts, dentists interested in charting patient conditions without the use of an assistant and customers deploying lumber grading systems for saw mills. In addition, Verbex marketed a PC-based product targeted to consumers and an automated telephony personal assistant software package for the small office/home office market, and built speech-recognition OEM boards for a hospital bed manufacturer to allow bed-ridden patients to control bed position, television settings and other room devices using voice commands.

  Although standard products will be available for these "other" applications when we encounter an opportunity and we intend to fulfill support obligations to existing customers, we do not intend to invest substantial sales, marketing, or development resources to maintain or increase revenue from market areas other than our primary target areas identified above.

 Sales and Distribution

  We believe that the industrial marketplace for our products is large and diverse. We believe that the establishment of a network of VARs with extensive and specific knowledge of the various applications critical in the industrial market is important in order for us to succeed in that market. VARs typically purchase products from us at a discount and incorporate them into "application systems" for various target markets. These application systems integrate our products with additional hardware and software components and include service and product support. VARs then resell or lease the application systems to end-user customers. Building a network of VARs takes time and requires different sales and marketing expertise than that required to build a consumer software distribution channel, or an OEM relationship for technology.

  Verbex began to develop a network of VARs capable of not only marketing but installing its products and servicing its customers. Generally, Verbex entered into written agreements with VARs, pursuant to which VARs purchase products from us at discounts ranging from 20% to 40%. These VAR agreements are usually for an initial term of 15 months, which may be renewed for one or more 12-month terms, although, under the VAR agreements signed by Verbex, either party may terminate the agreement upon 30 days prior written notice. Under the VAR agreements, we warrant to repair, replace or refund the purchase price of any defective product delivered to a VAR or a VAR's customer, provided that we are notified of the defective product within

90 days from delivery of the product to the end-user in the case of software and one year from such delivery in the case of hardware.

  Voxware plans to focus on the expansion of Verbex's VAR channel not only in the United States but abroad, with particular emphasis on the development of strategic relationships with warehouse management system ("WMS") vendors and radio frequency ("RF") system vendors. Assuring that our products are easily integrated with these vendors' systems as well as other components of customers' asset management and information systems will be a key factor in Voxware's success. We believe that in the industrial speech recognition market, strategic partnerships with the appropriate WMS vendors, as well as the major RF infrastructure corporations, are critical to success. As is the case with the development of an effective VAR channel discussed above, nurturing and building these relationships takes time. There can be no assurance that we will be successful in developing strategic partnerships with WMS and RF system vendors.

  Voxware intends to augment the development of the indirect VAR channel with pull-through sales activities (which will be serviced by select VARs), as well as strategic accounts serviced directly by Voxware personnel. It is our intention, however, to move further away from a direct sales model as the indirect channel develops. We intend to invest initially in the development of European sales channels, leveraging the sales and marketing presence in that area developed by Voxware during the past 24 months. We also intend to monitor progress of market opportunities within the Asian markets, but currently anticipate very minimal investment in this geographic region until evidence of the Asian market opportunities are strong enough to warrant additional investment.

  In July 1999, we entered into an agreement with a division of ITT Industries, Inc. under which we have licensed our speech recognition products and technologies to ITT for the creation of speech recognition products for sale to military and other governmental customers. The agreement creates a strategic relationship involving joint product development, cross-licensing of technology, marketing and co-branding. Under the agreement, Voxware is evaluating ITT's speech products and technologies for potential combination with Voxware's products to create products for sale to non-military or governmental customers. Voxware will receive a one-time license fee of $250,000 from ITT payable in two installments during the year ending June 30, 2000 and, if ITT develops and sells products incorporating Voxware's technologies, ITT will pay royalties to Voxware. Voxware expects to recognize the one-time license fee over the five-year term of the agreement, and royalty revenues in the fiscal quarters in which they are reported to us by ITT. We cannot assure you as to whether ITT products incorporating Voxware's technologies will be developed or sold, or what amount of royalty revenues, if any, Voxware will receive from ITT.

 Customers

  Historically, Verbex derived a significant portion of its net revenues from sales to VARs and systems integrators. These third parties are trained and supported by us and provide substantial leverage to our sales and support capabilities. For the year ended December 31, 1998, these third parties accounted for 52% of Verbex's total revenues.

  In addition, Verbex had long-standing relationships with certain customers to whom Verbex sold its products directly and offered ongoing support and maintenance. Historically, Verbex's five largest direct-sale customers have been the United Parcel Service, which accounted for 15% of Verbex's total revenues in 1998, another major package handling company, a governmental agency, a branch of the U.S. armed services and a major pharmaceutical company. For the year ended December 31, 1998, these customers accounted for 25% of Verbex's total revenues. There are no written agreements with any of these customers. The majority of our direct sales are placed through purchase orders on an as-needed basis. There can be no assurance that these customers will continue to seek our products and services at the same levels as they have in the past, or at all.

  Our standard warranty policy generally allows customers or end-users to return defective products for repair, replacement or refund of purchase price, provided that we are is notified of the defect within 90 days from delivery to the customer or end-user in the case of software and one year from the delivery in the case of hardware.

 Technology

  Speech recognition technology can be broadly segregated into two categories: speaker-independent and speaker-dependent systems. Speaker-independent products can recognize the utterances of any speaker using a specific language, while speaker dependent systems require that each individual user train the system to recognize his or her specific voice. Speaker-dependent systems are typically much more accurate than speaker-independent systems, while speaker-independent products offer greater flexibility.

  As a practical matter, many applications cannot use speaker-dependent technology. For example, a telephone-based airline reservation system using speech recognition would require speaker-independent technology, as the airline cannot predict who will be calling. Thus, the airline would sacrifice some accuracy in exchange for speaker independence. In warehouse or manufacturing environments where accuracy in noisy environments is critical, the significant accuracy improvements offered by speaker-dependent technologies over speaker-independent technologies are typically considered to be worth the time required to train the system for the user's voice.

  Our current industrial product line is based on our proprietary VISE speaker-dependent speech recognition technology, which is highly noise-tolerant. Users of products based on the VISE engine must train the devices to their personal voices before using them, an acceptable requirement in industrial applications. Our MVP product line and all of our stationary products sold to industrial customers are based on the VISE technology. Our proprietary VCORE software combines our VISE technology with an interface suitable for applications such as toys, games and telephones. Although we have licensed VCORE on a limited basis to a small number of customers for use in their products, our strategy for the future does not emphasize technology licensing to OEMs.

  In addition to Verbex's VISE speaker-dependent technology, prior to our acquisition of Verbex, Verbex had been in the process of developing FlexVISE, a large vocabulary speaker-independent technology designed to maintain extremely high accuracy in very high noise environments. We believe that this technology is in the early stages of development and technological feasibility has not been proven. We have not determined whether to dedicate resources to the further development of FlexVISE, and we intend to investigate the feasibility of obtaining and deploying speaker independent technology developed and owned by third parties.

  We believe that providing a noise-robust, speaker independent product to customers in our targeted application areas would enhance our competitiveness in the marketplace. At present, however, we believe that very large vocabulary capability is not considered a compelling requirement for customers in our targeted application areas.

 Competition

  We encounter competition from two sources. First, in each application area, alternatives to speech-based products exist. For example, in the package sorting and remittance processing applications, keyboards are the most prevalent alternative. Inspection, receiving, and inventory applications can use keyboards as well, but often pen and paper comprise the alternative method in those cases. In dental charting, the alternative solution is the use of an assistant performing transcription. Some applications have access to more technologically sophisticated alternatives. Bar code scanning devices, for example, represent a competitive alternative to speech-based products in warehouse picking applications. Thus, bar code product companies such as Symbol Technologies, Inc., Intermec Technologies Corporation (a subsidiary of UNOVA, Inc.), LXE Inc. (a wholly- owned subsidiary of Electromagnetic Sciences, Inc.), Teklogix International Inc. and Telxon Corporation, can be considered competitors in the warehouse picking marketplace.

  Companies that build competitive speech recognition-based systems comprise the second source of competition for Voxware. Vocollect markets a wearable speech-based computer and complementary software targeted primarily at the warehouse picking market. Similarly, SyVox Corporation offers a wearable speech-based computer product for the industrial marketplace. In addition, companies like Xybernaut Corporation, ViA, Inc. and others also market wearable computer products incorporating speech recognition technologies.

  There are also several traditional speech recognition companies not currently focusing primarily on the industrial market, including Dragon Systems, Inc., IBM, Philips Electronics N.V. and Lernout & Hauspie Speech Products N.V. If these companies decide to focus on the industrial market, our business could be materially and adversely affected.

 Employees

  We currently have 32 full-time employees, consisting of 11 engineers and researchers, 4 manufacturing personnel, 10 sales and marketing representatives and 7 management and administrative personnel. We believe that our management and administrative staff is adequate to support our operations for at least 12 months following the consummation of the sale of our speech coding assets to Ascend. Sixteen of our employees are located at the Cambridge, Massachusetts facility, and 11 are located at our corporate offices in Princeton, New Jersey. The remainder work at various other locations. We are not a party to any collective bargaining agreements, and believe our relations with our employees are good.

 Properties

  We lease our principal facility, which contains approximately 18,000 square feet of office space in Princeton, New Jersey. The initial term of the lease for our current office space will expire on May 31, 2003. Total payments under this lease consist of a base rent of $21.30 per square foot, plus escalations for property operating expenses, property taxes and other items. We entered into a Sublease Agreement in July 1998, under which we subleased to a third party approximately 47% of the space in the facility. The initial term of that Sublease Agreement will expire on May 31, 2003.

  We also lease space in Cambridge, Massachusetts for research and development, product engineering and final assembly and testing. This space occupies approximately 5,035 square feet. Total payments under the lease consist of a base rent of $14.75 per square foot, an electricity charge of $1.50 per square foot, an expense charge of 7.9% of the landlord's building expenses and $150 per month for three parking spaces. The lease expires on May 31, 2000, subject to our option to extend the lease for one additional month by paying a base rent of $23.00 per square foot for the months of April, May and June 2000.

  We believe that existing facilities are adequate for operations through the year ending June 30, 2000 and that additional space will be available as needed thereafter.

Factors to Consider in Evaluating the Sale

  Our primary business focus is currently the development and sale of speech recognition products for the warehousing and manufacturing markets and other industrial markets. This is the business that had been conducted by Verbex prior to our acquisition of Verbex in February 1999. The business acquired from Verbex is substantially different from our historical business of developing and licensing speech coding technologies and products. If the sale to Ascend is approved and completed, our ability to engage in our historical business of developing and licensing speech coding technologies and products will be significantly limited. The following factors should be taken into consideration by each stockholder in determining whether to vote to approve and adopt the agreement with Ascend and the sale of the speech coding assets.

  Voxware has no Operating History in the Area of its New Business Focus

  With the completion of the Verbex acquisition, we have substantially changed our business focus to the sale of speech recognition-based products for the warehousing and manufacturing markets and other industrial markets. If the agreement with Ascend is approved and the sale is consummated, we will not invest further in the development of our speech coding and audio compression technologies, and will continue to license those technologies only on a limited basis. Specifically, our existing business will be continued primarily to the extent necessary to service our existing licensees of speech coding technologies. We may also license our speech coding technologies in instances which require limited or no customization for sales to multimedia and consumer devices customers. We have no operating history in our new line of businesses. Accordingly, we cannot assure you that our future operations will generate substantial revenues, or operating or net income. Our prospects must be considered in light of the risks, expenses, problems and delays inherent in establishing a new business. Specifically, to achieve profitability and increased sales levels, we must, among other things, establish and increase market acceptance of the Verbex products, respond effectively to competitive pressures, introduce, or enter into agreements with others which result in the introduction of, products incorporating the Verbex technologies and enhancements to the Verbex products and successfully market and support the products and enhancements.

  Both Voxware and Verbex have a History of Operating Losses

  We incurred net losses of approximately $2,867,000 in fiscal 1996, $7,044,000 in fiscal 1997, $4,709,000 in fiscal 1998 and $3,036,000 in the nine months ended March 31, 1999. Although our primary business during these periods was developing and commercializing speech coding technologies and products, you must consider the fact that we have incurred losses from continuing operations since our inception and we expect to continue to incur net losses in at least the near term quarters as we develop the Verbex products. In addition, Verbex incurred a loss from operations of approximately $627,000 and a net loss of approximately $1,007,000 in fiscal 1998 and has also incurred operating losses since inception. Verbex's independent public accountants have included an explanatory paragraph in Verbex's financial statements for the year ended December 31, 1998 stating that there is substantial doubt as to Verbex's ability to continue as a going concern. Voxware acquired substantially all the assets of Verbex in February 1999 and Voxware believes that, after the sale of its speech coding assets to Ascend, Voxware will have sufficient cash to operate the Verbex business for at least 12 months.

  During the years ended June 30, 1998, 1997, and 1996, we received licensing revenues from Netscape Communications Corporation which accounted for 21%, 16% and 31% respectively of our total revenues. The license agreement with Netscape has been amended and we have not received any revenues from Netscape since the third quarter of fiscal 1998 which ended March 31, 1998, and we will not receive any additional revenues from Netscape. If we fail to generate revenues to replace these revenues, it will further increase the likelihood that our losses will continue. We cannot assure you that we will be able to generate revenues to replace the revenues formerly received from Netscape.

  Voxware Needs to Develop or Acquire and Introduce New and Enhanced Products to Achieve Market Penetration; Voxware's Products are Subject to Obsolescence due to Rapid Technological Change

  The markets for the Verbex products and technologies that we acquired are characterized by rapidly changing technology. The introduction of products by others incorporating new technologies could render our products obsolete and unmarketable. We believe that our ability to build on the technology and products acquired from Verbex to develop and introduce new and enhanced products in a cost effective and timely manner will be a critical factor in our ability to grow and be competitive. We believe that there may be opportunities to enhance the Verbex technologies and products by combining them with complementary or competing technologies developed by others, either through acquisition, joint venture or other similar arrangement. Although we have had discussions with Vocollect relating to possible transactions which would result in combined product offerings, we currently have no agreement with respect to any transaction with Vocollect or any other person. We cannot assure you that we will develop new or enhanced products successfully and in a timely manner, or that we will conclude any transaction involving the acquisition of, or combination with, the technologies and products of Vocollect or any other person. Further, we cannot assure you that any new or enhanced products will achieve market acceptance. Our failure to develop new or enhanced products, including our failure to develop or acquire the technology necessary to do so, could have a material, adverse effect on us and our business. In addition, although the possession of robust speech recognition technology is a key pre-requisite to entry into the industrial marketplace, other components of a speech recognition-based system are also necessary. Voxware believes that its products must be easily integrated with other components of customers' asset management and information systems. The ability to incorporate speech recognition products into customers' systems quickly and without excessive cost or disruption will be a key factor in Voxware's success. We do not now possess all the necessary components. Additional acquisitions, joint ventures or other strategic relationships may be required for us to develop or obtain access to the necessary components to achieve market penetration. We cannot assure you that our efforts will be successful and, to the extent we are unsuccessful, our business may be materially, adversely affected.

  Voxware Needs to Attract and Retain Key Management and Other Personnel With Experience in the Areas of its New Business Focus

  In order to succeed in developing the Verbex business, we will need to develop a work force with skills and experience relevant to the development and sale of Verbex's products, including the skills to enhance those products and develop new products. Many of our key employees, particularly in the area of product development, will leave Voxware after the sale to Ascend to work on product development for Ascend. We will need to retain the key employees of Verbex, and to attract other personnel experienced in speech recognition for the industrial warehousing and manufacturing markets and related businesses, especially in the areas of management, product development and marketing. Our performance will be substantially dependent on the performance of our executive officers, particularly Bathsheba J. Malsheen, our President and Chief Executive Officer. Dr. Malsheen has been operating the Verbex business only since February 1999. If we are unable to attract and retain key employees and management personnel who are experienced in the areas of our new business focus, our business, operating results and financial condition could be materially adversely effected. Competition for qualified personnel is intense and we cannot assure you that we will be able to attract, assimilate or retain qualified personnel in the future.

  Voxware will be Dependent on the MVP Product Family

  Sales of the MVP product family, which was introduced in July 1998, accounted for approximately 11% of Verbex's net revenue in 1998 and are expected to account for a much larger percentage of our net revenue in the future. Any decline in demand for these products, whether as a result of new competitive products, price competition, technological change or other factors, could materially and adversely affect our future financial results.

  Historical Voxware Financial Information is of Limited Relevance to Assess Future Operating Results; Operating Results of Voxware will be Subject to Substantial Potential Fluctuations

  As a result of our acquisition of Verbex and the sale of the speech coding assets to Ascend, our business will be substantially different than the business we have pursued since our inception. Therefore, our past financial performance is of limited value in predicting or assessing future results. Further, since Verbex is under our management, with new strategies and resources, we believe that the historical financial performance of Verbex may not be indicative of future results. Therefore, we believe that there is limited historical financial information on which to base an assessment of the sale and our new business focus. In addition, after the consummation of the sale of the speech coding assets, we expect significant annual and quarterly fluctuations in our results of operations. Initially, and for several quarters, our financial performance will be impacted by efforts to implement new marketing strategies for Verbex's products and technologies and to integrate new personnel into the management of Voxware. Thereafter, fluctuations in financial performance from period to period are expected to be caused by the timing and structure of new customer agreements, the timing of new product announcements and releases by us and our competitors, and general economic conditions. We cannot assure you that the level of sales and gross profits, if any, that we achieve in any particular fiscal period will not be significantly lower than in other, including comparable, fiscal periods.

  Voxware's New Line of Business is in a Highly Competitive Industry

  The business in which we intend to engage is highly competitive and acutely influenced by advances in technology, product improvements and new product introductions, marketing and distribution capabilities, and price competition. Failure to keep pace with product and technological advances could adversely affect our competitive position and prospects for growth. The products being manufactured and marketed by us since the Verbex acquisition and by competitors are becoming increasingly more complex. As the technological and functional capabilities of future products increase these products will begin to compete with those being offered by larger, traditional computer industry participants who have substantially greater financial, technical, marketing and manufacturing resources than us. We cannot assure you that we will be able to compete successfully against these new competitors or that competitive pressures faced by us would not adversely affect our business or operating results.

  Voxware has an Evolving Distribution Strategy; Voxware will be Dependent on its Distribution Channels

  Verbex sold its products primarily through VARs and, to a lesser extent, through OEMs and direct sales. We plan to expand Verbex's VAR channel not only in the United States but abroad, with particular emphasis on the development of strategic relationships with WMS vendors and RF system vendors. However, we will sell fewer products if we cannot attract or retain VARs that can market our products effectively or that will provide timely and cost-effective customer support. For the years ended December 31, 1996, 1997 and 1998, VARs and systems integrators accounted for 35%, 53% and 52% of Verbex's total revenues, respectively. Verbex's top four VARs accounted for approximately 33% of its total revenues in 1998, with Vicor Industries, Inc. accounting for 11% of total revenues.

  An increasing number of companies compete for access to the distribution channels we use, and our arrangements with our distributors generally may be terminated by either party at any time upon 30 days prior written notice. We cannot assure you that our distributors will continue to purchase our products or provide us with adequate levels of promotional support. Any termination or significant disruption of our relationship with any of our major distributors, or a significant reduction in sales volume attributable to any of our principal resellers, could adversely affect our day-to-day operating performance and future financial results.

  Voxware will Operate in a Developing Market; Acceptance of Speech Products is Uncertain

  Because the speech industry is relatively new and rapidly evolving, it is difficult to accurately predict demand and market acceptance for our recently introduced products. The speech industry currently has a limited number of proven products and applications. Popular perceptions about the use of speech recognition products (including reliability, cost, ease-of-use and quality) may impact the growth of the market for such products. While we believe that our speech recognition technology offers significant advantages over competing products for a broad range of warehouse and industrial applications, we cannot assure you that the market for speech recognition products will grow significantly or that our products will become widely accepted. Therefore, it is difficult to predict the size and future growth rate, if any, of this market. In addition, our existing and future products may become obsolete and unmarketable if competing products based on new technologies are introduced to the market. From time to time, we and our competitors may announce new products, capabilities or technologies that have the potential to replace or limit the usefulness of our existing product offerings. As a result, customers may refrain from purchasing any of our existing products. If the market for our products does not develop as quickly as we expect, or becomes more competitive, or if our new products do not achieve market acceptance, our future financial results will be adversely affected.

  Voxware Will Need Additional Capital in the Future

  We expect that the sale to Ascend will be consummated in September 1999. As of March 31, 1999, Voxware had approximately $5,343,000 in cash, cash equivalents and short-term investments. Based on our currently planned research and development and marketing programs, we anticipate that this amount, together with $4,146,000 to be received from Ascend at the closing of the sale and interest income, should be adequate to satisfy our capital and operational requirements for at least 12 months following consummation of the sale. We may need additional funding prior to that time if we want to enter into a transaction to acquire other products or technology. After that period, unless we generate substantial cash from operations, we will require additional financing to continue the development of our technologies and products and to finance any further acquisitions, joint ventures or other strategic relationships. We cannot assure you that any additional financing will be available or, if available, that the financing will be on terms favorable to us or, if obtained, that the financing will not be dilutive to our current stockholders.

Selected Financial Information

  The following tables summarize selected financial information which should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of Voxware and notes to consolidated financial statements included elsewhere herein. The selected statement of operations data for the period from inception (August 20, 1993) to June 30, 1994 and for the years ended June 30, 1995, 1996, 1997 and 1998 and the balance sheet data as of June 30, 1994, 1995, 1996, 1997 and 1998 have been derived from the financial statements of Voxware, which have been audited by Arthur Andersen LLP, independent public accountants. The selected financial information as of March 31, 1999 and for the nine month periods ended March 31, 1998 and 1999 have been derived from unaudited financial statements, which have been prepared on the same basis as the audited financial statements included elsewhere herein and, in the opinion of Voxware, includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position and results of operations for these periods. The results of operations for the nine months ended March 31, 1999 are not necessarily indicative of the results to be expected for the full fiscal year.

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

                         Period from
                          Inception
                         (August 20,                                       Nine Months
                            1993)                                             Ended
                         to June 30,   Fiscal Year Ended June 30,           March 31,
                         ----------- ----------------------------------  ----------------
                            1994      1995     1996     1997     1998     1998     1999
                         ----------- -------  -------  -------  -------  -------  -------
                                    (In thousands, except per share data)
Statement of Operations
 Data:
  Revenues:
   Product revenues:
    License fees........   $  --     $   --   $ 1,256  $ 5,432  $ 2,935  $ 2,650  $   661
    Royalties and
     recurring
     revenues...........      --         --       238    1,996    1,918    1,537      457
    Product sales.......      --         --       --       --       --       --       129
                           ------    -------  -------  -------  -------  -------  -------
    Total product
     revenues...........      --         --     1,494    7,428    4,853    4,187    1,247
   Service revenues.....      --         --       113      351    1,029      788      626
                           ------    -------  -------  -------  -------  -------  -------
      Total revenues....      --         --     1,607    7,779    5,882    4,975    1,873
                           ------    -------  -------  -------  -------  -------  -------
  Cost of revenues:
   Cost of product
    revenues............      --         --        17      178      142      137       62
   Cost of service
    revenues............      --         --        28      164      441      306      322
                           ------    -------  -------  -------  -------  -------  -------
      Total cost of
       revenues.........      --         --        45      342      583      443      384
                           ------    -------  -------  -------  -------  -------  -------
      Gross profit......      --         --     1,562    7,437    5,299    4,532    1,489
                           ------    -------  -------  -------  -------  -------  -------
  Operating expenses:
   Research and
    development.........       93        537    2,497    7,796    4,726    3,888    1,655
   Sales and marketing..        9        332    1,084    4,018    3,844    3,025    1,884
   General and
    administrative......      113        365      980    3,204    2,467    1,669    1,312
   Amortization of
    purchased
    intangibles.........      --         --       --       --       --       --       147
                           ------    -------  -------  -------  -------  -------  -------
      Total operating
       expenses.........      215      1,234    4,561   15,018   11,037    8,582    4,998
                           ------    -------  -------  -------  -------  -------  -------
      Operating loss....     (215)    (1,234)  (2,999)  (7,581)  (5,738)  (4,050)  (3,509)
  Interest income.......      --          65      132      722      844      649      473
                           ------    -------  -------  -------  -------  -------  -------
  Net loss..............     (215)    (1,169)  (2,867)  (6,859)  (4,894)  (3,401)  (3,036)
  Accretion of preferred
   stock to redemption
   value................      --         --        (7)      (5)     --       --       --
                           ------    -------  -------  -------  -------  -------  -------
  Net loss applicable to
   common stockholders..   $ (215)   $(1,169) $(2,874) $(6,864) $(4,894) $(3,401) $(3,036)
                           ======    =======  =======  =======  =======  =======  =======
  Basic and diluted net
   loss per common
   share................   $(0.07)   $ (0.23) $ (0.50) $ (0.67) $ (0.38) $ (0.27) $ (0.23)
                           ======    =======  =======  =======  =======  =======  =======
  Weighted average
   number of common
   shares outstanding...    2,908      5,056    5,784   10,242   12,890   12,696   13,321
                           ======    =======  =======  =======  =======  =======  =======

                                               June 30,
                                  ----------------------------------- March 31,
                                  1994  1995   1996    1997    1998     1999
                                  ---- ------ ------  ------- ------- ---------
                                                 (In thousands)
Balance Sheet Data:
  Cash, cash equivalents and
   short-term investments........ $307 $1,523 $3,837  $16,469 $13,537  $5,343
  Working capital................  255  1,418  3,887   16,996  13,743   5,224
  Total assets...................  359  1,667  5,336   20,221  15,557  13,597
  Redeemable Series A Convertible
   Preferred Stock...............  --     --   5,938      --      --      --
  Stockholders' equity
   (deficit).....................  306  1,556 (1,076)  17,376  13,913  10,928

Management's Discussion and Analysis of Financial Condition and Results of Operations

  Voxware has only a limited operating history upon which an evaluation of Voxware and its prospects can be based. Since its inception, Voxware has incurred significant losses and, as of March 31, 1999, Voxware had an accumulated deficit of $19,053,000. Verbex also had a limited operating history. Verbex had incurred operating losses since inception and, at December 31, 1998, had an accumulated deficit of $21,994.000.

  In at least the near term quarters, we expect to incur net losses as we pursue Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets, which is a new line of business for us. The limited operating histories of Voxware and Verbex make the prediction of future results of operations impossible, particularly in light of the proposed sale of our speech coding assets to Ascend, the acquisition of Verbex's assets, and the resulting change in Voxware's business. Therefore, our historical revenues should not be taken as indicative of future revenues. In addition, our operating results may fluctuate significantly in the future as a result of a variety of factors, including:

  .  the entrance into a new line of business;

  .  the degree of success in developing next-generation Verbex products;

  . the degree of success of our efforts to penetrate our target markets and to convince potential customers to accept speech recognition products instead of traditional products for data input;

  .  the budgeting cycles of potential customers;

  . the introduction of new products or services by Voxware or its competitors;

  .  pricing changes in the industry;

  . technical difficulties with respect to the use of products developed by Voxware;

  . the volume of, and revenues derived from sales of products by licensees that incorporate our products;

  . the expected declining rate of new licensing activity, as well as the termination of existing license agreements; and

  .  general economic conditions.

Overview

  On February 4, 1999, we entered into the agreement with Ascend to sell to Ascend substantially all of our assets relating to what has historically been our primary business of developing and selling speech coding technologies and products. Also on February 4, 1999, we entered into a definitive agreement with Verbex to acquire substantially all of the assets of Verbex. The Verbex transaction was consummated on February 18, 1999. Voxware is now focusing its efforts on Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets.

  Prior to its acquisition of Verbex, Voxware historically generated revenues relating to its speech and audio coding business from two sources: fees from software product licenses and fees for services provided. Product revenues consist of two components: software license fees, and royalties and recurring revenues. Voxware licensed its products primarily to software and hardware companies which incorporated Voxware's products and technologies into their products. Arrangements with customers, which were negotiated on a case-by-case basis, historically included one or more of the following: initial license fees, quarterly license fees, annual license fees or royalties based on the licensee's revenue generated or units shipped of products incorporating Voxware's technologies. As a result, the timing and amount of our revenues have been substantially dependent on the timing and efforts of our licensees in developing and marketing products incorporating our products and technologies. Software product revenues are generally recognized upon shipment, provided that there are no significant post-delivery obligations, persuasive evidence of an arrangement exists, pricing is fixed or determinable, the payment is due within one year and collection of the resulting receivable is deemed probable.

If an acceptance period is required, revenues are recognized upon customer acceptance. Royalty revenues are recognized in the period of customer shipment. Service revenues consist of customer maintenance support and engineering fees. Customer maintenance support revenues are recognized over the term of the support period, which typically lasts for one year. Engineering fees are generally recognized upon customer acceptance or upon delivery if customer acceptance is not required. All research and development costs are expensed as incurred.

  The sale to Ascend does not include Voxware's rights and obligations under its existing license agreements. After the sale to Ascend, Voxware will receive licensing revenue from its existing licensees relating to the speech coding technologies sold to Ascend as well as licensing revenue relating to its audio compression technologies not sold to Ascend. Voxware will also have the ability, with the consent of Ascend, to enter into new license agreements relating to the speech coding technologies. We expect that new licensing activity relating to speech coding technology will decrease significantly after completion of the sale and revenues from licenses of speech coding and audio compression technologies will become a less significant part of our revenues over time. Therefore, we do not expect revenue from new licensing activity to materially affect our financial position.

  Verbex historically generated revenues primarily from product sales, licenses and development services. Product sales consist of: portable devices used for mobile industrial speech-recognition applications (Verbex's MVP product line); stationary speech-recognition devices, primarily used for warehouse receiving and package sorting applications; and accessories that complemented its product offerings, including microphones, headsets and computer hardware. Verbex also licensed its VCORE speech recognition software application for use in embedded applications, and provided maintenance services to customers, generally under one- to three-year agreements. Development services consist of providing technical resources and assistance to customer-specific development efforts, which include porting Verbex's technology to specific customer platforms. Revenues from product sales are generally recognized when products are shipped.

  The majority of our existing licensees of our speech coding products compete in the multimedia Internet software market, which is a relatively new market, and many of the companies compete against much more established companies and/or have businesses that are relatively immature. We believe that a significant number of our licensees which compete in this market have not incorporated, and may never incorporate, Voxware's technologies into their products. Therefore, we may never derive royalties or other recurring revenues from many of our existing license agreements in the multimedia Internet software market. With respect to IP telephony, deployments in that market have primarily utilized standardized codec technologies (and not Voxware's proprietary codec technologies). In addition, deployments in IP telephony have been characterized by bandwidth-rich managed networks (Intranets), which networks generally do not benefit significantly from low bandwidth solutions such as Voxware's technologies. As a result of these factors, demand for Voxware's technologies in the IP telephony market has not been significant. In connection with the sale to Ascend, we expect to discontinue our activities in the IP telephony market. As a result of the circumstances surrounding development and status of the multimedia and IP telephony markets, among other things, we wrote-off approximately $688,000 in accounts receivable during the year ended June 30, 1998. We believe that all or a portion of the written-off receivables may have been recoverable through certain legal enforcement of the underlying contractual arrangements. However, we made a business decision not to sue or aggressively pursue collection of outstanding payment obligations from these customers because (1) we believe that the impact on our reputation for initiating certain lawsuits or other aggressive collection actions against companies which could potentially be future customers may be more costly than the benefit that could be derived from recoveries of accounts receivable through these means, and (2) the costs of pursuing legal recourse and effectuating collection efforts would likely offset collections, if any. As a result of these factors, we deemed certain of our accounts in multimedia and IP telephony uncollectible, and wrote-off those accounts during fiscal 1998.

  Based on our assessment regarding the multimedia Internet software and IP telephony markets, in fiscal 1998 we shifted our business and marketing emphasis to OEM customers in the electronic devices market.

  Based on our business plans following our purchase of the Verbex business, as of the acquisition date we wrote down the acquired inventory balances by $40,000 and property and equipment balances by $40,949. We wrote down the inventories because we do not plan to actively seek to market and sell some of the inventories we acquired from Verbex. We continue to carry this inventory in our Cambridge, Massachusetts facility because a small number of our customers have needs for some of these inventories. We have also consolidated Verbex's Edison, New Jersey office facility into Voxware's Princeton, New Jersey office facility, and wrote down the acquired property and equipment from that facility which Voxware will not use in our future business operations. The property and equipment not being used have primarily been disposed of or donated in connection with closing the Verbex office facility. Voxware incurred less than $5,000 in costs to dispose of these assets.

  In fiscal 1997, we had accrued expenses in our reported results primarily relating to estimated recruiting and relocation costs in connection with filling management and operational positions. These accruals totaled $185,000. In fiscal 1998, we reversed these accrued expenses. To correct for this error, we have restated our results for fiscal 1997, fiscal 1998 and the interim periods ended March 31, 1997 and 1998 to eliminate the unnecessary accruals in fiscal 1997 and their reversal into income in fiscal 1998.

Results of Operations

Nine Months Ended March 31, 1999 Versus Nine Months Ended March 31, 1998

 Revenues

  Total revenues decreased $3,102,000 from $4,975,000 in the nine months ended March 31, 1998 to $1,873,000 in the nine months ended March 31, 1999, reflecting decreases in the amount of license fees, royalties and recurring revenues and service revenues from our speech coding products, partially offset by an increase in Verbex product sales. During the nine months ended March 31, 1998, Voxware derived $3,788,000 (76% of total revenues) from multimedia customers versus $879,000 (47% of total revenues) for the nine months ended March 31, 1999. The $2,909,000 decrease in multimedia revenues reflects the deterioration of the multimedia Internet software market for Voxware's speech coding products, and also reflects that revenues earned from major customers during the nine months ended March 31, 1998 were not repeated or replaced during the nine months ended March 31, 1999. In particular, the amendment of Voxware's agreement with Netscape, under which Voxware derived $1,250,000 (25% of total revenues) in revenues during the nine months ended March 31, 1998 and none during the nine months ended March 31, 1999, explains a significant portion of the reduction in Voxware's revenues. We are not currently receiving any revenues from Netscape and we do not anticipate receiving any revenues from Netscape in the future. Additionally, another of Voxware's major customers provided revenues of $650,000 (13% of total revenues) during the nine months ended March 31, 1998 and none during the nine months ended March 31, 1999.

  Voxware also experienced a $548,000 decline in revenues earned from customers in the IP telephony market, primarily due to the factors described in the "Overview" above concerning the decrease in demand for speech coding products such as Voxware's in the IP telephony market. During the nine months ended March 31, 1998, Voxware derived $679,000 (14% of total revenues) from IP telephony customers versus $131,000 (7% of total revenues) during the nine months ended March 31, 1999.

  The declines in multimedia revenues and IP telephony revenues were partially offset by an increase in revenues from consumer devices manufacturers. During the nine months ended March 31, 1998, Voxware derived $508,000 (10% of total revenues) from consumer devices manufacturers versus $704,000 (38% of total revenues) during the nine months ended March 31, 1999. In addition, during the nine months ended March 31, 1999, Voxware recognized $129,000 of revenues from sales of speech recognition products which Voxware acquired from Verbex in February 1999. These revenues represent Voxware's first revenues recognized from the sale of Verbex products. We expect that over time, sales of speech recognition products will comprise the most significant portion of our revenues.

  Product revenues decreased $2,940,000 from $4,187,000 in the nine months ended March 31, 1998 to $1,247,000 in the nine months ended March 31, 1999. The decrease in product revenues reflects a decrease in the amount of license fees recognized during the nine months ended March 31, 1999 compared to the amount of license fees recognized during the nine months ended March 31, 1998, and a decrease in the amount of royalties and recurring revenues recognized during the period from customers who licensed Voxware's products in previous periods. These decreases were partially offset by $129,000 in product sales attributable to shipments of speech-recognition based products resulting from the acquisition of Verbex during February 1999. For the nine month periods ended March 31, 1999 and 1998, 10% and none of our product revenues were attributable to product sales, respectively, 53% and 63% were attributable to license fees, respectively, and 37% and 37% were attributable to royalties and recurring revenues, respectively.

  For the nine months ended March 31, 1999, service revenues totaled $626,000, reflecting a decrease of $162,000 from service revenues of $788,000 for the nine months ended March 31, 1998. The decrease in service revenues is primarily attributable to a decline in Voxware's portfolio of customers to which we provided maintenance support services during the nine months ended March 31, 1999. Service revenues for the nine months ended March 31, 1999 includes $53,000 earned pursuant to a services agreement between Voxware and Ascend, under which ten of Voxware's engineers performed services for Ascend at various times from February 4, 1999 through March 31, 1999. These ten employees subsequently became employees of Ascend.

 Cost of Revenues

  Cost of revenues decreased $59,000 from $443,000 for the nine months ended March 31, 1998 to $384,000 for the nine months ended March 31, 1999. The decrease in cost of revenues was attributable to Voxware's discontinuance of the sale of consumer application software products in connection with its shift to an OEM model, offset by an increase in cost of product revenues associated with shipments of the newly acquired Verbex speech recognition-based hardware products. As of March 31, 1999, as a result of the Verbex acquisition, Voxware had a manufacturing staff of three compared to none at March 31, 1998.

  Cost of services revenues consists primarily of the expenses associated with customer maintenance support and engineering services, including employee compensation and equipment depreciation. Cost of service revenues increased $16,000 from $306,000 in the nine months ended March 31, 1998 to $322,000 in the nine months ended March 31, 1999. The increase in cost of service revenues is attributable to an increase in development services performed during the nine months ended March 31, 1999 as compared to the nine months ended March 31, 1998. Service revenues in the nine months ended March 31, 1999 include services rendered under Voxware's services agreement with Ascend. The increase was partially offset by a decrease in maintenance support revenues provided during the period.

 Operating Expenses

  Total operating expenses decreased by $3,584,000 (42%) from $8,582,000 in the nine months ended March 31, 1998 to $4,998,000 in the nine months ended March 31, 1999. The decrease primarily reflects headcount reductions in each of research and development, sales and marketing and administration, and other cost reductions associated with the restructuring of the Voxware's business focus over the past several quarters prior to the Ascend and Verbex agreements. As of March 31, 1999, our headcount totaled 42 compared to total headcount of 58 as of March 31, 1998. Additionally, during the nine months ended March 31, 1998, Voxware reversed certain accruals recorded in prior periods that were no longer deemed necessary. This reversal decreased operating expenses and cost of revenues by a total of $465,000 during the nine months ended March 31, 1998.

  Research and development expenses primarily consist of employee compensation and equipment depreciation and lease expenditures related to product research and development. Research and development expenses decreased $2,233,000 (57%) from $3,888,000 in the nine months ended March 31, 1998 to $1,655,000 in the nine months ended March 31, 1999. As of March 31, 1999, we had a research and development staff of 18, including the ten engineers providing services to Ascend pursuant to the services agreement referred to in "Services Revenues" above, and eight engineers engaged in the research and development of Verbex's speech recognition-based products business and supporting Voxware's speech coding business. In comparison, Voxware had 29 engineers in research and development at March 31, 1998. Additionally, during the nine months ended March 31, 1998, Voxware reversed certain accruals recorded in prior periods related to research and development that were no longer deemed necessary. This reversal decreased research and development expenses by $14,000 during the nine months ended March 31, 1998.

  Sales and marketing expenses primarily consist of employee compensation (including direct sales commissions), travel expenses and trade shows. Sales and marketing expenses decreased $1,141,000 (38%) from $3,025,000 in the nine months ended March 31, 1998 to $1,884,000 in the nine months ended March 31, 1999. As of March 31, 1999, Voxware had a sales and marketing staff of ten compared to 15 at March 31, 1998. Additionally, during the nine months ended March 31, 1998, Voxware reversed certain accruals recorded in prior periods related to sales and marketing that were no longer deemed necessary. This reversal decreased sales and marketing expenses by $82,000 during the nine months ended March 31, 1998.

  General and administrative expenses consist primarily of employee compensation and fees for insurance, rent, office expenses and professional services. General and administrative expenses decreased $357,000 (21%) from $1,669,000 in the nine months ended March 31, 1998 to $1,312,000 in the nine months ended March 31, 1999. The decrease in general and administrative expenses was primarily realized through reductions in personnel, recruitment and general cost savings achieved through expense management. As of March 31, 1999, Voxware had a general and administrative staff of nine compared to 13 at March 31, 1998. Additionally, during the nine months ended March 31, 1998, Voxware reversed certain accruals recorded in prior periods related to general and administrative that were no longer deemed necessary. This reversal decreased general and administrative expenses by $369,000 during the nine months ended March 31, 1998.

  Amortization of purchased intangibles totaled $147,000 for the nine months ended March 31, 1999. These intangibles were included in the assets acquired from Verbex in February 1999. The total amount of intangibles capitalized from the Verbex acquisition approximated $5,300,000, and those intangibles are being amortized over four years.

 Interest Income

  Interest income decreased $176,000 to $473,000 for the nine months ended March 31, 1999 from $649,000 for the nine months ended March 31, 1998. The decrease is primarily related to the decrease in Voxware's total cash, cash equivalents and short-term investments portfolio balance as a result of cash used for operations and the acquisition of substantially all of the assets of Verbex for approximately $5,200,000 plus transaction costs in February 1999. As of March 31, 1999, Voxware's cash, cash equivalents and short-term investments portfolio totaled $5,343,000 compared to $14,733,000 at March 31, 1998.

 Income Taxes

  As of March 31, 1999, we had approximately $16,900,000 of federal net operating loss carryforwards which will begin to expire in 2009 if not utilized. As of March 31, 1999, we have provided a full valuation allowance on the net deferred tax asset because of the uncertainty regarding realization of the deferred asset, primarily as a result of considering such factors as our limited operating history, the volatility of the market in which we compete, the operating losses incurred to date and the operating losses anticipated in future periods. We expect to utilize a total of approximately $4,450,000 of our net operating loss carryforwards to offset the gain on the sale of assets to Ascend, subject to stockholder approval of the sale. In the event that the sale is approved, and our net operating loss carryforwards are utilized to offset the gain on the transaction, we expect to have available approximately $12,450,000 of net operating losses to offset future federal taxable income, if any, after the Ascend transaction is consummated.

Fiscal 1998 Versus Fiscal 1997

 Revenues

  We recognized revenues of $5,882,000 for the year ended June 30, 1998 compared to revenues of $7,779,000 for the year ended June 30, 1997. The decrease in total revenues is primarily attributable to our-change in strategic focus from primarily targeting the multimedia software market in fiscal 1997 to primarily targeting the consumer devices and wireless communications markets in the latter half of fiscal 1998. The consumer devices and wireless communications markets are characterized by longer selling cycles than the multimedia software market, which impacted our revenues during fiscal 1998.

  For the year ended June 30, 1998, total revenues included $1,250,000 (21% of total revenues) from our largest customer, Netscape. Netscape discontinued certain of its products during fiscal 1998, including products which would incorporate our technologies, and consequently Voxware and Netscape entered into a second amendment of their software license agreement which terminated Netscape's rights pursuant to their software license agreement. License fee revenues for fiscal 1998 include a final payment of $400,000 from Netscape pursuant to this amendment. In addition, one other company accounted for 15% of total revenues for the year ended June 30, 1998. We are not currently receiving any revenues from Netscape, and we do not anticipate receiving any revenues from Netscape in the future.

  At June 30, 1998 Netscape was not a stockholder in Voxware. At June 30, 1997 Netscape was a 4% stockholder in Voxware. For the year ended June 30, 1997, total revenues included $1,250,000 (16% of total revenues) from Netscape. In addition, two other customers each accounted for 15% of revenues for the year ended June 30, 1997.

  Product revenues totaled $4,853,000 and accounted for 83% of total revenues for the year ended June 30, 1998 compared to $7,428,000, which accounted for 95% of total revenues, for the year ended June 30, 1997. Additionally, the decrease in product revenues as a percentage of total revenues from fiscal 1997 to fiscal 1998 is also attributable to our strategy of providing customized products to customers in the consumer devices and wireless communications markets. This entails performing a higher level of engineering services for customers than did our previous business strategy. As a result, we derived a greater portion of our revenues from providing services to customers in fiscal 1998 than in fiscal 1997.

  In fiscal 1998, product revenues consisted of $2,935,000 in license fees (60% of product revenues) and $1,918,000 in royalties and recurring revenues (40% of product revenues). In fiscal 1997, product revenues consisted of $5,432,000 in initial license fees (73% of product revenues) and $1,996,000 in royalties and recurring license fees (27% of product revenues).

  For the year ended June 30, 1998, product revenues included a total of $1,250,000 (26% of total product revenues) from our largest customer, Netscape. As detailed above, this amount was comprised of $400,000 in license fees and $850,000 in royalties and recurring revenues. License fee revenues for fiscal 1998 include a final payment of $400,000 from Netscape pursuant to this amendment. For the year ended June 30, 1997, Netscape accounted for approximately $1,250,000 of royalties and recurring revenues (17% of total product revenues).

  Included in product revenues for the year ended June 30, 1997 is $480,000 in fees earned by Voxware for product development efforts.

  Service revenues consist of customer support and engineering fees. Customer support services include providing updates and technical support to licensees of our products. Engineering services include providing technical resources and technical assistance to support customer-specific development efforts, which include porting our technologies to specific hardware platforms and providing customized speech and audio solutions to customers.

  During the year ended June 30, 1998, we recognized $1,029,000 in service revenues (17% of total revenues), compared to service revenues of $351,000 (5% of total revenues) for the year ended June 30, 1997. This increase in service revenues was primarily attributable to increases in engineering fees earned from porting technologies to customers' specific hardware platforms and in providing customized speech and audio solutions to customers. The increase in service revenues as a percentage of total revenues from fiscal 1997 to fiscal 1998 is attributable to the decrease in non-service revenues in fiscal 1998 caused largely by our revised strategy which focused on the consumer devices and wireless communications markets.

 Cost of Revenues

  Cost of product revenues consists primarily of costs of licensed technology. Cost of product revenues totaled $142,000 or 3% of product revenues for the year ended June 30, 1998 compared to $178,000 or 2% of product revenues for the year ended June 30, 1997. The decrease in cost of product revenues is directly attributable to the decrease in product revenues recognized during those periods.

  Cost of service revenues consists primarily of the expenses associated with the staffing of a customer support group and providing engineering services, which consist primarily of employee compensation and equipment depreciation. Cost of service revenues totaled $441,000 or 43% of service revenues for the year ended June 30, 1998 compared to $164,000 or 47% of service revenues for the year ended June 30, 1997. The absolute dollar increase in cost of services is directly attributable to the increase in service revenues during those periods, which includes a significant increase in non-recurring engineering fees in fiscal 1998 compared to fiscal 1997.

 Operating Expenses

  Total operating expenses decreased $3,981,000 (27%) from $15,018,000 in fiscal 1997 to $11,037,000 in fiscal 1998. This decrease in total operating expenses primarily reflects headcount reductions in application development and support and other cost reductions associated with the strategic restructuring of our business focus. A significant number of our personnel were engaged in researching, marketing and selling products in the consumer application software market during fiscal 1997. During fiscal 1998, we restructured our business away from consumer application software and toward an OEM model primarily targeting the consumer devices and wireless communications markets, which requires fewer personnel (including employees and independent contractors) than the consumer application software business focus in fiscal 1997.

  Under the consumer application software model, Voxware pursued a direct sales and marketing model, which required Voxware to generate revenues by marketing and selling directly to independent software vendors, most of which were in the multimedia software market. On the research and development side, Voxware invested a significant amount of resources in developing a variety of applications incorporating Voxware's speech compression technologies. From a sales perspective, under the consumer application model Voxware had an international sales force that called directly on independent software vendors, a technical support team that supported the direct sales force, and an inside sales and customer support team to answer end users' questions about Voxware's applications. In addition, Voxware invested considerable resources in developing marketing communications programs and materials for end users, and attending trade shows.

  In contrast, Voxware's OEM model in the consumer devices and wireless communications market was an indirect model whereby Voxware's objective was to target manufacturers of retail products who market and sell products incorporating Voxware's technologies and pay Voxware royalties on sales to end users. This indirect model required a significantly lower cost and headcount structure than the consumer application software direct sales model, primarily because it relied on licensing core technologies that are customized for the respective licensee's platforms, rather than the development and marketing of products and applications to end users. Under an OEM model, the objective is to license technology to customers who will then commit the development, marketing and sales resources necessary to distribute Voxware's technologies through sales of the customer's product. As a result, the size of Voxware's development, sales and marketing teams were all significantly reduced in comparison to those under the consumer application model. As of June 30, 1998, our resources were primarily dedicated to an OEM model targeting the consumer devices and wireless communications markets. As of June 30, 1998, our headcount totaled 46, compared to 91 as of June 30, 1997. In connection with the decrease in headcount, in July 1998 we entered into a Sublease Agreement under which we subleased approximately 47% of the space in our Princeton office facility. The initial term of that Sublease Agreement will expire on May 31, 2003.

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

  In comparing fiscal 1998 to fiscal 1997, the overall decrease in total operating expenses was comprised of a $3,070,000 (39%) decrease in research and development expenses, a $174,000 (4%) decrease in sales and marketing expenses and a $737,000 (23%) decrease in general and administrative expenses. During fiscal 1998, we decreased accrued expenses approximately $465,000 through reducing operating expenses by the same amount. This amount related to estimates accrued in previous periods for certain liabilities and contingencies which are no longer deemed necessary. The accrued expenses decrease during fiscal 1998 related to (1) a legal contingency reserve of $300,000, which was included in general and administrative, (2) software costs totaling $110,000, of which $14,000 was included in research and development, $82,000 was included in sales and marketing and $14,000 was included in general and administrative and (3) officer bonus accruals of $55,000, which were included in general and administrative. In total, as a result of these reversals of liabilities accrued in prior periods, fiscal 1998 operating expenses were reduced by the following amounts and in their respective line items of the statement of operations: research and development was reduced by $14,000, sales and marketing was reduced by $82,000 and general and administrative was reduced by $369,000.

  The legal contingency reserve relates to a loss contingency accrual of $250,000 and estimated legal costs of $50,000 accrued during the quarter ended September 30, 1996 in accordance with SFAS #5 "Accounting for Contingencies." As noted under the heading "Uncertainty Regarding Patents and Proprietary Rights" on page 9 of the Company's Form S-1, which became effective October 30, 1996, Elk Industries, Inc. asserted in two letters to Voxware during the quarter ended September 30, 1996 that Voxware's "Internet-based streaming audio systems" infringe U.S. Patent No. 4,124,773 owned by Elk Industries. At that time, we were engaged in marketing to vendors of Internet-based streaming applications, including our major customer, Netscape. During the quarter ended September 30, 1996, we accrued the amounts noted above in accordance with our policy of accruing the probable estimated loss from legal claims upon receiving notice of the claims. The amount of this accrual represented an estimate of what we believed would be the minimum amount necessary to settle the claim of Elk Industries. During the quarter ended December 31, 1997, we re-evaluated the risk and considered that, among other things, (1) approximately one year had passed without receiving any additional letters or other communications in regard to this issue, and (2) we no longer viewed our sales opportunity in the Internet-based streaming applications market to be substantial. As a result, we determined that the risk of loss under this contingency was now deemed minimal and reversed the accrual against the general and administrative line item of the statement of operations.

  The software costs accrual relates to an accrual for a software purchase that was intended to provide a company-wide solution, primarily for contract and account management for sales and marketing purposes, and also for product quality assurance and financial purposes. In January 1997, we signed a software license agreement with a vendor for an approximate value of $110,000. Subsequent to signing the agreement, we became aware that the software package did not have the capabilities to meet our requirements. We returned the software to the vendor, but recorded an accrual on the books until it appeared probable that the vendor would not enforce the contract and pursue legal action against us. During the quarter ended March 31, 1998, after approximately one year had passed since we returned the software to the vendor, and since we had not been notified by the vendor of any claim, we determined that the accrual was unnecessary and reversed the accrual to the respective line items of the statement of operations.

  The officer bonus accrual was originally recorded as of June 30, 1997 as an estimated bonus, including payroll taxes, for the year then ended for our then President and Chief Executive Officer, Michael Goldstein. In fiscal 1998, approximately up until Mr. Goldstein's resignation in October 1997, our Board of Directors considered whether to pay Mr. Goldstein any bonus for the year ended June 30, 1997. In fiscal 1998, after Mr. Goldstein resigned and we decided not to pay him any bonus for the year ended June 30, 1997, we reversed this accrual to the general and administrative line item in the statement of operations.

  Research and development expenses primarily consist of employee compensation and equipment depreciation and lease expenditures related to product research and development. Research and development expenses decreased $3,070,000 from $7,796,000 in fiscal 1997 to $4,726,000 in fiscal 1998. This decrease in research and development expenses primarily resulted from restructuring our business focus away from consumer application software and toward an OEM model, which requires fewer personnel (including employees and independent contractors) than a consumer application software business model. As of June 30, 1998, we had a research and development staff of 24 compared to 49 at June 30, 1997.

  Sales and marketing expenses primarily consist of employee compensation (including direct sales commissions), travel expenses, trade shows and costs of promotional materials. Sales and marketing expenses decreased $174,000 from $4,018,000 in fiscal 1997 to $3,844,000 in fiscal 1998. This decrease in sales and marketing expenses was primarily due to the restructuring of our focus to an OEM model, which requires less promotion and marketing than the previous consumer application software business model, as well as a decrease in the size of our sales force and marketing staff from 24 at June 30, 1997 to 12 at June 30, 1998. The decreases realized from the business model transition were partially offset by increases in expenses related to our sales offices in Europe and Asia which were opened during the fourth quarter of fiscal 1997, and expenses incurred in connection with the formation of a product management and marketing function for the purpose of employing an OEM business model in its target markets.

  General and administrative expenses consist primarily of employee compensation and fees for insurance, rent, office expenses and professional services. General and administrative expenses decreased $737,000 from $3,204,000 in fiscal 1997 to $2,467,000 in fiscal 1998. The decrease in general and administrative expenses was primarily realized through reductions in personnel, recruitment and general cost savings achieved through expense management. As of June 30, 1998, we had a general and administrative staff of 10 compared to 18 at June 30, 1997.

 Interest Income

  Interest income increased $122,000 from $722,000 in fiscal 1997 to $844,000 in fiscal 1998. This increase in interest income primarily relates to the timing of our initial public offering, which closed during November and December 1996. As the initial public offering occurred approximately four months after the start of fiscal 1997, we earned approximately eight months' interest income on the remaining net proceeds from the initial public offering during fiscal 1997, as compared to a full year's interest income earned on the remaining net proceeds from the initial public offering during fiscal 1998.

 Income Taxes

  As of June 30, 1998, we had approximately $14,000,000 of federal net operating loss carryforwards for tax reporting purposes available to offset future taxable income; these such carryforwards begin to expire in 2009.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. As of June 30, 1998, we had deferred tax assets of approximately $6,100,000 relating primarily to net operating loss carryforwards. The net deferred tax asset has been fully offset by a valuation allowance.

Fiscal 1997 Versus Fiscal 1996

 Revenues

  We recognized revenues of $7,779,000 for the year ended June 30, 1997 compared to revenues of $1,607,000 for the year ended June 30, 1996. Revenues increased from fiscal 1996 to fiscal 1997 as we entered into an increasing number of license agreements providing customers with the right to use our products and services, and as we recognized royalties and recurring license fees derived from customers which licensed our products in previous periods. Our then largest customer, Netscape, was a 4% stockholder as of June 30, 1997 and accounted for 16% and 31% of total revenues, respectively, for the years ended June 30, 1997 and 1996. In addition, two other customers each accounted for 15% of revenues for the year ended June 30, 1997.

  Product revenues totaled $7,428,000 and accounted for 95% of total revenues for the year ended June 30, 1997 compared to $1,494,000, which accounted for 93% of total revenues, for the year ended June 30, 1996.

These dollar increases in product revenues were primarily due to the increased volume of licenses of our products to new customers, and an increase in the amount of royalties and recurring license fees recognized from customers which licensed our products in previous periods. In fiscal 1997, product revenues consisted of $5,432,000 in initial license fees (73% of product revenues) and $1,996,000 in royalties and recurring license fees (27% of product revenues). Included in product revenues for the year ended June 30, 1997 is $480,000 in fees earned by Voxware for product development efforts. For the year ended June 30, 1996, product revenues included $1,256,000 in initial license fees (84% of product revenues) and $238,000 (16% of product revenues) in royalties and recurring license fees which were derived from one customer, Netscape.

  Service revenues consist of customer support and engineering fees. Customer support services include providing updates and technical support to licensees of our products. Engineering services include providing technical resources and technical assistance to support customer-specific development efforts, which include porting our technologies to specific hardware platforms and providing customized speech and audio solutions to customers.

  Service revenues were primarily attributable to customer support and fees for engineering. During the year ended June 30, 1997, we recognized $351,000 in service revenues (5% of total revenues), compared to service revenues of $113,000 (7% of total revenues) for the year ended June 30, 1996. The increase in service revenues for the year ended June 30, 1997 compared to service revenues for the year ended June 30, 1996 was primarily attributable to an increase in the number of contracts entered into, the majority of which provide for service revenues which are recognized over the term of the respective contract.

 Cost of Revenues

  Cost of product revenues consisted primarily of costs of licensed technology, product media and duplication, manuals and packaging materials related to licenses of our products to new customers. Cost of product revenues totaled $178,000 or 2% of product revenues for the year ended June 30, 1997 compared to $17,000 or 1% of product revenues for the year ended June 30, 1996. The increase in cost of product revenues for the year ended June 30, 1997 compared to the year ended June 30, 1996 was directly attributable to the increase in product revenues recognized during those periods.

  Cost of service revenues consisted primarily of the expenses associated with the staffing of a customer support group and engineering services, which consisted primarily of providing employee compensation and equipment depreciation. Cost of service revenues totaled $164,000 or 47% of service revenues for the year ended June 30, 1997 compared to $28,000 or 25% of product revenues for the year ended June 30, 1996. The absolute dollar increase in cost of services for the year ended June 30, 1997 compared to cost of services for the year ended June 30, 1996 was directly attributable to the increase in service revenues from fiscal 1996 to fiscal 1997.

 Operating Expenses

  Operating expenses increased $10,457,000 from $4,561,000 in fiscal 1996 to $15,018,000 in fiscal 1997, reflecting significant increases in costs associated with the development of infrastructure, rapid growth and increased efforts to commercialize our products and services.

  Research and development expenses primarily consist of employee compensation and equipment depreciation and lease expenditures related to product research and development. Research and development expenses increased $5,299,000 from $2,497,000 in fiscal 1996 to $7,796,000 in fiscal 1997. This increase in research and development expenses was primarily due to increasing the research and development staff from 33 at June 30, 1996 to 49 at June 30, 1997, increases in external consulting costs and costs associated with developing and enhancing the functionality of our family of products.

  Sales and marketing expenses consist primarily of employee compensation (including direct sales commissions), travel expenses, trade shows and costs of promotional materials. Sales and marketing expenses increased $2,934,000 from $1,084,000 in fiscal 1996 to $4,018,000 in fiscal
1997. This increase in sales and marketing expenses was primarily due to the expansion of our sales force and marketing staff from 8 at June 30, 1996 to 24 at June 30, 1997, and increased expenses associated with the promotion and marketing of our products and services.

  General and administrative expenses consist primarily of employee compensation and fees for insurance, rent, office expenses and professional services. General and administrative expenses increased $2,224,000 from $980,000 in fiscal 1996 to $3,204,000 in fiscal 1997. This increase in general and administrative expenses was primarily due to increasing the administrative staff from 13 at June 30, 1996 to 18 at June 30, 1997, and increased expenses related to insurance, rent, office expenses and professional services.

  Interest income increased $590,000 from $132,000 in fiscal 1996 to $722,000 in fiscal 1997. This increase in interest income from primarily reflects interest earned on the net proceeds from our initial public offering closed during November and December 1996.

Liquidity and Capital Resources

  Since Voxware's inception in August 1993, we have raised net proceeds of approximately $29,898,000 as follows: approximately $8,838,000 through private placements; approximately $18,517,000 through our initial public offering which was declared effective on October 30, 1996; and approximately $2,543,000 through other sales of equity securities, including exercises of common stock options and common stock warrants, and issuances of common stock pursuant to our Employee Stock Purchase Plan.

  As of March 31, 1999, we had a total of $5,343,000 in cash, cash equivalents and short-term investments consisting of $1,827,000 of cash and cash equivalents and $3,516,000 in short-term investments. We expect the sale of assets to Ascend for $5,100,000 to be consummated in September 1999, subject to stockholder approval. If the transaction is approved by our stockholders, we will receive $4,146,000 on the date of the closing of the transaction and $750,000 will be placed in escrow for a period of 18 months to secure our indemnification obligations. Voxware received a deposit of $204,000 from Ascend in January 1999, which is included in restricted cash-current in the March 31, 1999 balance sheet because we will be required to refund that deposit to Ascend in the event the transaction is not approved by Voxware's stockholders. Our cash, cash equivalents and short-term investments portfolio is liquid and investment grade, consisting of high-grade money-market funds, United States Government-backed securities and commercial paper and corporate obligations. Since inception, we have primarily financed its operations through the sale of equity securities.

  In July 1999, we entered into an agreement with a division of ITT Industries, Inc. under which we have licensed our speech recognition products and technologies to ITT for the creation of speech recognition products for sale to military and other governmental customers. The agreement creates a strategic relationship involving joint product development, cross-licensing of technology, marketing and co-branding. Under the agreement, Voxware is evaluating ITT's speech products and technologies for potential combination with Voxware's products to create products for sale to non-military or governmental customers. Voxware will receive a one-time license fee of $250,000 from ITT payable in two installments during the year ending June 30, 2000 and, if ITT develops and sells products incorporating Voxware's technologies, ITT will pay royalties to Voxware. Voxware expects to recognize the one-time license fee over the five-year term of the agreement, and royalty revenues in the fiscal quarters in which they are reported to us by ITT. We cannot assure you as to whether ITT products incorporating Voxware's technologies will be developed or sold, or what amount of royalty revenues, if any, Voxware will receive from ITT.

  Cash of $3,032,000 and $2,798,000 was used to fund operations for the nine months ended March 31, 1999 and 1998, respectively. Cash used to fund operations was attributable to the net loss plus the effect of non cash charges for depreciation and amortization and the provision for doubtful accounts in fiscal 1999 and 1998, a non cash charge for stock-based directors' compensation in fiscal 1998, plus the effects of changes in operating assets and liabilities in fiscal 1999 and 1998. Cash of $3,274,000, $6,564,000 and $4,218,000 was
used to fund operations for the years ended June 30, 1996, 1997 and 1998, respectively. The amount of cash used to fund operations for the three years was primarily attributable to the amount of the net loss for each of the respective periods. The net loss totaled $2,867,000, $7,044,000 and $4,709,000 for each of the years ended June 30, 1996, 1997 and 1998, respectively. In fiscal 1996, cash used in operations exceeded the net loss due to increases in accounts receivable, prepaid expenses and other current assets, and other assets, all of which totaled $899,000. This was offset by non-cash depreciation expense and bad debt expense, increases in accounts payable and accrued expenses and deferred revenues, all of which totaled $492,000. In fiscal 1997, cash used in operations was less than the net loss due to non-cash charges associated with depreciation and provision for doubtful accounts, a decrease in other assets, and increases in accounts payable and accrued expenses, deferred revenues and deferred rent, all of which totaled $3,369,000. These amounts were offset by cash uses through increases in accounts receivable and prepaid expenses and other current assets totaling $3,074,000. In fiscal 1998, cash used in operations was less than the net loss due to non-cash charges associated with depreciation, provision for doubtful accounts and directors' compensation expense, decreases in accounts receivable and prepaid expenses and other assets, and an increase in deferred rent all of which totaled $2,000,000. These amounts were offset by cash uses through an increase in other assets and decreases in accounts payable and accrued expenses and deferred revenues, all of which totaled $1,324,000.

  For the nine months ended March 31, 1999, cash used in investing activities was $4,340,000, which consisted of $5,163,000 in cash paid for the Verbex business and $50,000 in net purchases of property and equipment, offset by $873,000 in net sales and maturities of short-term investments. Cash provided by investing activities totaled $209,000 for the nine months ended March 31, 1998, which reflected $261,000 in net sales and maturities of short-term investments, offset by $52,000 in equipment purchases. For the nine months ended March 31, 1999 and 1998, cash provided by financing activities totaled $50,000 and $1,109,000, respectively. These amounts reflect proceeds from exercises of common stock options of $19,000 and $998,000, respectively, for the nine months ended March 31, 1999 and 1998, and proceeds from the issuance of common stock pursuant to the Company's Employee Stock Purchase Plan of $31,000 and $111,000, respectively, for the nine months ended March 31, 1999 and 1998.

  We have a $2,000,000 revolving line of credit with Silicon Valley Bank. Borrowings under the credit facility will bear interest at the bank's prime lending rate. As amended on February 1, 1999, the credit facility requires Voxware to secure all indebtedness with cash held at the bank's offices in an amount not less that 100% of the outstanding amount of all indebtedness we owe to the bank. The credit facility requires payment of all outstanding principal, if any, plus all accrued interest on March 30, 2000. In connection with the lease of our office facility, we have outstanding a $300,000 standby letter of credit at March 31, 1998 naming the lessor of the office facility beneficiary of the standby letter of credit in the event that we default on the lease. As required by the credit facility, we have secured the $300,000 standby letter of credit with cash that is included in other assets, net in the March 31, 1999 balance sheet. In addition to the credit facility, the agreement with Silicon Valley Bank provides a lease component in the amount of $1,500,000 for the purpose of providing a facility for the financing of the lease payments that we owe to an equipment lessor, of which approximately $48,000 was outstanding as of March 31, 1999.

  We have no material commitments for capital expenditures except for those under operating leases for our facilities and leased equipment. At March 31, 1999, our working capital totaled approximately $5,224,000. We believe that our current cash, cash equivalents and short-term investments balances will be sufficient to fund our working capital and capital expenditures requirements, exclusive of cash required for possible acquisitions of, or investments in businesses, products and technologies, for at least twelve months beyond June 30, 1999. However, if the Ascend transaction does not close, and we do not receive the purchase price for the speech coding assets, we will seek additional financing prior to that time in order to continue the development of our technologies and products and to finance any further acquisitions, joint ventures or other strategic relationships. Other than the agreement with Ascend, we have no agreements which would provide us with additional capital and we cannot assure you that additional financing will be available or, if available, that the financing will be on terms favorable to us or, if obtained, that the financing will not be dilutive to our current stockholders.

Year 2000 Compliance

  The efficient operation of Voxware's business is dependent in part on computer software programs and operating systems which it uses internally (collectively, the "Internal Programs and Systems"). Voxware's Internal Programs and Systems consist of our accounting system, inventory system, payroll system, electronic mail system, telephone and PBX systems, and UNIX and Microsoft Windows NT servers. All of these systems are based in-house, with the exception of the payroll system, which is based at the vendor's facility.

  We have been evaluating our Internal Programs and Systems to identify potential Year 2000 compliance problems. We have primarily conducted these evaluations and assessments using Voxware's information technology personnel, including coordinating evaluations and assessments with the respective vendors of these computer software programs and operating systems. We expect to complete these evaluations and assessments by the end of Fall 1999 and take appropriate steps to address any identified Year 2000 compliance problems by the end of 1999. These actions are necessary to ensure that the Internal Programs and Systems will be Year 2000 compliant. Based on present information, we believe that we will be able to achieve Year 2000 compliance through a combination of modification of some existing Internal Programs and Systems and the replacement of other Internal Programs and Systems with new programs and systems that are already Year 2000 compliant.

  Our accounting system, which covers Voxware's entire business, including the former Verbex business, is not yet Year 2000 compliant. Issues have been identified and Voxware is assessing whether to modify or replace the accounting system. Voxware estimates the cost to replace the accounting system at $25,000. Voxware will determine whether to replace the accounting system with one that is Year 2000 compliant after completion of the audit for the year ending June 30, 1999. Voxware is confident that, if necessary, the new accounting system which is Year 2000 compliant will be operational long before December 31, 1999.

  We have recently completed the upgrade of our inventory system to one that is Year 2000 compliant at a cost of approximately $10,000, which was paid for by Verbex prior to the acquisition of Verbex. Voxware did not have, and had no need for an inventory system until the acquisition of Verbex.

  We have been informed by ADP, our outside payroll processor, that our payroll system is Year 2000 compliant.

  We have been informed by the vendor of our e-mail system that the system is Year 2000 compliant. We are conducting our own internal assessment of the e-mail system and we expect that assessment to be completed by the third calendar quarter of 1999. We believe that, to the extent that e-mail system is not Year 2000 compliant, we can receive an upgrade from the vendor or replace the system on a timely basis at no cost or at minimal cost.

  Our telephone and PBX systems have been upgraded to be Year 2000 compliant.

  We have no reason to believe that UNIX and Microsoft Windows NT servers are not Year 2000 compliant or, to the extent that they are not compliant, that the vendors will not make appropriate upgrades available to all of their customers at no cost or at minimal cost.

  In addition to our Internal Programs and Systems, the products we sell and license externally to customers (collectively, the "External Programs"), have been assessed for Year 2000 compliance. With respect to the speech compression technologies and products historically sold by Voxware, we are not aware of any Year 2000 issues. Verbex had assessed its products, the MVP, Speech Commander and our stationary boards. Verbex concluded that it could be advisable for the users of those products to take precautions to mitigate possible Year 2000 issues, such as not operating the product during the period of time when the calendar changes from December 31, 1999 to January 1, 2000. We have hired the director of engineering at Verbex in connection with the Verbex acquisition and we have commenced our own review of the Year 2000 compliance of Voxware's External Programs. While Voxware is not yet aware of any Year 2000 issues with our External Programs that are expected to have a material financial impact on Voxware as a result of our assessments to date, we continue to assess our External Programs. We expect to complete these assessments by the end of Fall 1999 and take appropriate steps to address any identified Year 2000 problems by the end of 1999. In addition, should we identify any material Year 2000 problems, we are currently setting up a process that will enable us to contact our customers promptly so that we can provide instructions to mitigate or avert Year 2000 issues related to the External Programs. We cannot assure you however, that in the event that we encounter Year 2000 issues, we will be able to provide adequate instructions, or that our instructions will mitigate or avert Year 2000 issues related to our External Programs. We may need to recall products and undertake to modify, upgrade or replace the products. Any such undertaking could be expensive and could have a material adverse effect on Voxware and its financial condition.

  To date, costs incurred in evaluating our Internal Programs and Systems and External Programs have not been material. Anticipated costs necessary to complete evaluations of our Internal Programs and Systems and complete modifications and/or replacements are not expected to be material. We expect that the total cost of these efforts and upgrades should not exceed $50,000, including the cost of a new accounting system and the upgraded inventory system described above. Voxware further estimates that less than $20,000 of internal labor costs have been incurred to date for personnel working to resolve Year 2000 issues. We cannot assure you that our efforts and the efforts of our vendors will be successful in making all of our systems and products Year 2000 compliant or that the cost and time required to achieve Year 2000 compliance will not exceed our current estimates. As a result, and due to uncertainty of the potential impact that Year 2000 issues may have on Voxware, there can be no assurance that Year 2000 issues will not have a material impact on our future results of operations or financial condition.

  Voxware expects to identify and resolve all Year 2000 problems that could materially adversely affect its business operations. However, Voxware believes that it is not possible to determine with complete certainty that all Year 2000 problems affecting Voxware or its customers have been identified or corrected. The number of devices that could be affected and the interactions among these devices are simply too numerous. In addition, no one can accurately predict how many Year 2000-related failures will occur or the severity, duration, or financial consequences of these perhaps inevitable failures. As a result, Voxware believes that the following consequences are possible:

  . a significant number of operational inconveniences and inefficiencies for Voxware and its customers that will divert management's time and attention and financial and human resources from ordinary business activities;

  . a lesser number of serious system failures that will require significant efforts by Voxware or its customers to prevent or alleviate material business disruptions;

  . several routine business disputes and claims for pricing adjustments or penalties due to Year 2000 problems by customers, which will be resolved in the ordinary course of business; and

  . a few serious business disputes alleging that Voxware failed to comply with the terms of contracts or industry standards of performance, some of which could result in litigation or contract termination.

  Voxware is currently formulating contingency plans for each of its material systems. We believe that our accounting and inventory systems are our most important Internal Systems for which to ensure Year 2000 compliance. We believe that the inventory system is Year 2000 compliant and that the accounting system can be made Year 2000 compliant or replaced at a reasonable cost as set forth above. We will continue to work closely with the vendors of these systems to assure Year 2000 compliance.

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

Market Information

  Our Common Stock is traded on the National Market segment of The Nasdaq Stock Market under the symbol "VOXW." Our Common Stock began trading on October 31, 1996. The following table sets forth the high and low sale prices as quoted on The Nasdaq Stock Market for the periods indicated.

                                                               High   Low
                                                              ------ ------
Fiscal Year Ended June 30, 1997
  Quarter ended December 31, 1996 (beginning October 31,
   1996)..................................................... $8.500 $6.375
  Quarter ended March 31, 1997...............................  7.625  2.000
  Quarter ended June 30, 1997................................  6.000  4.000

Fiscal Year Ended June 30, 1998
  Quarter ended September 30, 1997...........................  6.063  3.750
  Quarter ended December 31, 1997............................  6.688  3.188
  Quarter ended March 31, 1998...............................  4.000  2.031
  Quarter ended June 30, 1998................................  3.500  2.000

Fiscal Year Ended June 30, 1999
  Quarter ended September 30, 1998...........................  2.375  0.813
  Quarter ended December 31, 1998............................  1.500  0.469
  Quarter ended March 31, 1999...............................  1.969  0.750
  Quarter ended June 30, 1999................................  1.563  0.625
Fiscal Year Ending June 30, 2000
  Quarter ending September 30, 1999 (through August 9,
   1999).....................................................  1.375  1.000

  On February 4, 1999, the last trading day prior to the public announcement of the execution of the asset purchase agreement with Ascend, the closing sale price of our Common Stock was $1.906 per share. On August 9, 1999, the closing sale price of our Common Stock was $1.063 per share.

  As of August 9, 1999 there were approximately 170 holders of record of our Common Stock. Because many shares of our Common Stock are held by brokers and other institutions on behalf of stockholders, we are unable to estimate the total number of stockholders represented by these record holders. We have never declared or paid any cash dividends on our Common Stock. We do not anticipate paying any cash dividends in the foreseeable future.

Legal Proceedings

  We are not a party to any material legal proceedings.

                     PROPOSAL NO. 2--ELECTION OF DIRECTORS

General

  Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the three nominees named below as directors of Voxware to serve until the next Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

  The Board of Directors currently has four members, three of whom are nominees for re-election.

Information Regarding Executive Officers and Nominees for Election as Directors

  The Board of Directors currently has four members. Mr. J. Gerard Aguilar resigned from the Board as of June 21, 1999. Andrew I. Fillat, Chairman of the Board of Directors and a member of the Compensation Committee and the Audit Committee, will serve only until the Annual Meeting. The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to us by the nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

  The names of the nominees, their ages, and proposed position on the Board of Directors are set forth below.

                Name              Age Position on the Board of Directors
                ----              --- ----------------------------------
   Bathsheba J. Malsheen, Ph.D...  48 Director
   David B. Levi (1)(2)..........  66 Director
   Eli Porat.....................  53 Director

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

  Bathsheba J. Malsheen, Ph.D. has served as President, Chief Executive Officer and a director of Voxware since October 1997. She previously served as Chief Operating Officer of Voxware from May 1997 through October 1997 and as Vice President and General Manager of OEM Licensing from October 1996 through April 1997. From April 1990 to October 1996, Dr. Malsheen held various executive positions with Centigram Communications Corporation, a voice messaging company, most recently as General Manager of their Technology Business Unit and was responsible for licensing of text-to-speech software products. Previously, she worked for Speech Plus, Inc. where she served as Director of Speech Technology from 1985 to 1990. Dr. Malsheen holds a Ph.D. and M.A. from Brown University and a B.A. from Hofstra University.

  David B. Levi has served as a director of Voxware since January 1998. Mr. Levi served as President of Natural MicroSystems Corporation, a provider of hardware and software for developers of high-value telecommunications solutions from June 1991 to April 1995. In November 1995 Mr. Levi became President of Voice Processing Corp ("VPC"). VPC merged with Voice Control Systems, Inc. ("VCS"), a supplier of telecommunications based speech recognition systems, in November 1996 and Mr. Levi served as Chief Operating Officer of VCS until his retirement in October 1997. Prior to 1991, Mr. Levi held Chief Executive Officer and Chief Operating Officer positions at Raytheon Data Systems (a division of Raytheon Corp.), Centronics Data Computer Corp., and Raster Technologies Inc. and consulted to Regional Bell Operating Companies. Mr. Levi currently serves on the Board of Directors of PictureTel, Inc., and Microlog Corporation. Mr. Levi holds an A.B. from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration.

  Eli Porat has served as a director of Voxware since August 1998. Mr. Porat has served as Chairman and CEO of Ensemble Solutions Inc., a provider of electronic distribution through a suite of electronic business products, since August 1997. From May 1996 to August 1997 he was a General Partner of DEFTA Partners, a venture capital group specializing in Internet telephony investments. From 1991 to May 1996, Mr. Porat was the President and CEO of DSP Group, Inc., a developer of digital signal processing cores used in a wide range of applications such as wireless communications, telephony and personal computers. Prior to 1991, Mr. Porat held various senior-level positions with ZYMOS Computer Systems Inc., Sytek Inc. and Intel Corporation. He also serves on the Board of Directors of Starfish Software, Inc., a leading supplier of core device, server and desktop technologies for wireless and wireline Connected Information Devices. Mr. Porat has an M.S.E.E.C.S. and a B.S.E.E.C.S. from the University of California at Berkeley.

  The Board of Directors deems the election as directors of the three nominees listed above to be in the best interests of Voxware and its stockholders and recommends a vote FOR their election.

  The names of the remaining director who is not a nominee, and the executive officers of Voxware, their ages, and their positions with Voxware are set forth below.

                Name              Age Position
                ----              --- --------
   Andrew I. Fillat..............  50 Chairman of the Board of Directors
   Bathsheba J. Malsheen, Ph.D...  48 President and Chief Executive Officer
   Nicholas Narlis...............  39 Vice President, Chief Financial Officer,
                                      Secretary and Treasurer
   Eric R. Nahm..................  49 Vice President, Sales
   Sherri L. Meade...............  52 Vice President, Engineering and
                                      Operations
   David C. Vetter...............  54 Chief Technical Officer
   Juergen C.H. Lemmermann.......  61 Vice President, Operations

  Andrew I. Fillat has served as a director of Voxware since December 1995. In 1989, Mr. Fillat joined Advent International Corporation, a venture capital firm, where he currently serves as a Senior Vice President. Mr. Fillat is also a director of Advanced Radio Telecom Corp., Interlink Computer Sciences, Inc. and Lightbridge, Inc. as well as several other private companies. Mr. Fillat holds an M.S. and a B.S. from M.I.T. and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Fillat will not serve as a member of the Board of Directors after the Annual Meeting.

  Nicholas Narlis has served as Vice President, Chief Financial Officer and Secretary of Voxware since April 1998, and Treasurer since June 1996. He previously served as Vice President and Chief Accounting Officer of Voxware from March 1997 through April 1998, and as Controller and Chief Accounting Officer from March 1996 through February 1997. From 1992 to March 1996, Mr. Narlis served in various capacities at Dendrite International, Inc., a sales force automation software and service company, including most recently Director of Finance. Previously, from 1983 to May 1992, Mr. Narlis worked for KPMG Peat Marwick where he served as a Senior Manager from 1989 to May 1992 in the New Jersey Audit Practice Unit. Mr. Narlis holds a B.S. from Rider University and is a Certified Public Accountant.

  Eric R. Nahm has served as Vice President, Global Sales of Voxware since February 1999. He previously served as Vice President, Sales and Marketing of Verbex since January 1994. Prior to 1992, Mr. Nahm held various sales and marketing positions with AT&T Corporation and IBM. Mr. Nahm holds a B.A. from Drew University.

  Sherri L. Meade has served as Vice President, Engineering and Operations since June 1999. From November 1995 through May 1999, Ms. Meade served as Director, Software Engineering Operations at Dialogic Corporation, a manufacturer of telecommunications and computer telephony components. Previously, from 1993 through August 1995, Ms. Meade served as Director of Software Development at Franklin Electronic Publishers, which designs, develops and distributes hand held electronic information products. In 1992, Ms. Meade was Director of Development Services at Commodore International, which developed, manufactured and distributed Personal Computing products. From 1969 through 1992, Ms. Meade held various management and engineering positions at IBM, most recently as Program Manager of Pen/Tablet Systems within the Personal Computing division. Ms. Meade holds a B.S. in Mathematics from the State University of New York at Stony Brook.

  David C. Vetter has served as Chief Technical Officer of Voxware since February 1999, upon Voxware's acquisition of substantially all of the assets of Verbex. From 1987 through February 1999, Mr. Vetter served as Vice President of Research and Development at Verbex. Previously, from 1978 through 1987, Mr. Vetter held various management and consulting positions in the area of commercial development of speech recognition products for Milton-Bradley, Digital Equipment Corporation, General Instruments and other organizations. Mr. Vetter holds a B.S. in Humanities and Mathematics from the Massachusetts Institute of Technology and an M.A. in Physics from the University of Massachusetts.

  Juergen C. H. Lemmermann has served as Vice President, Operations of Voxware since February 1999, upon Voxware's acquisition of substantially all of the assets of Verbex. Mr. Lemmermann previously served as Vice President, Operations at Verbex since 1986. From 1976 through 1986, Mr. Lemmermann served in various capacities in the Verbex division of Exxon Enterprises, most recently as Director of Operations. Previously, Mr. Lemmermann served in various manufacturing operations positions for several semiconductor manufacturing firms. Mr. Lemmermann holds the equivalent of a B.S. in Business Administration. He was educated in Germany.

                         BOARD MEETINGS AND COMMITTEES

  During fiscal 1999, the Board of Directors held nine meetings (including regularly scheduled and special meetings), and no incumbent directors attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. The Board of Directors approved some matters by unanimous written consent during the fiscal year.

  The Board of Directors currently has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee and the Compensation Committee currently include Messrs. Fillat and Levi. Effective after the Annual Meeting, Messrs. Levi and Porat will be the members of the Audit Committee and the Compensation Committee.

  Audit Committee. The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and our internal and external audits, provides to the Board the results of its examinations and recommendations derived from the examinations, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. A member of the Audit Committee met with representatives from Arthur Andersen LLP, our independent public accountants, once during fiscal 1998 and once in early fiscal 1999 to discuss the results of Arthur Andersen's audit for the year ended June 30, 1998, among other things.

  Compensation Committee. The Compensation Committee, which reviews our executive compensation policy, administers our stock purchase and stock option plans, and makes recommendations to the Board of Directors regarding these matters, last met formally in June 1998.

                             EXECUTIVE COMPENSATION

  The following table provides information concerning compensation paid to or earned for the fiscal years ended June 30, 1999, 1998 and 1997 by each individual serving as the Chief Executive Officer of Voxware during the fiscal year ended June 30, 1999, the next two most highly compensated executive officers who were serving as executive officers at June 30, 1999 and one person who would have been among the four most highly compensated executive officers of Voxware except he was not serving as an executive officer at June 30, 1999 (the "Named Executive Officers").

                           Summary Compensation Table

                                                     Long Term
                            Annual Compensation     Compensation
                         -------------------------- ------------
                                                     Securities
Name and Principal       Fiscal                      Underlying     All Other
Position                 Period Base Salary  Bonus    Options    Compensation (1)
------------------       ------ ----------- ------- ------------ ----------------
Bathsheba J. Malsheen,
 Ph.D...................  1999   $206,700   $60,813   300,000         $  --
 President and            1998   $198,752   $41,875   200,000         $  --
 Chief Executive Officer
  (2)                     1997   $113,345   $16,000   160,000         $  --

Nicholas Narlis.........  1999   $150,000   $43,500   150,000         $2,612
 Vice President,          1998   $133,538   $21,675    70,000         $1,999
 Chief Financial
  Officer,                1997   $106,667   $20,000    35,000         $  850
 Secretary and Treasurer

J. Gerard Aguilar.......  1999   $126,608   $32,800       --          $  --
 Vice President,
  Research and            1998   $127,199   $16,380       --          $1,584
 Development (3)          1997   $ 94,925   $30,000       --          $  --

Eric R. Nahm............  1999   $ 22,769   $   --     80,000         $  --
 Vice President of Sales
  (4)                     1998   $    --    $   --        --          $  --
                          1997   $    --    $   --        --          $  --

--------
(1) All Other Compensation for Mr. Narlis consists of $2,219, $1,999 and $850 in Voxware contributions to Mr. Narlis's account under our 401(k) Plan in fiscal 1999, 1998 and 1997, respectively, and disability insurance premiums, of which Voxware is not the beneficiary, totaling $393 in fiscal 1999. All Other Compensation for Mr. Aguilar consists of life and disability insurance premiums, of which Voxware is not the beneficiary, totaling $1,584 paid on behalf of Mr. Aguilar in fiscal 1998.
(2) Dr. Malsheen joined Voxware in October 1996, and became an executive officer in May 1997.
(3) Mr. Aguilar resigned from Voxware effective June 21, 1999.
(4) Mr. Nahm joined Voxware in February 1999.

  The following table summarizes stock options granted during fiscal 1999 to the Named Executive Officers.

                       Option Grants in Last Fiscal Year

                                                            Individual Grants
                         -----------------------------------------------------------------------------------------
                                                                              Potential Realized Value at Assumed
                                                                                  Annual Rates of Stock Price
                                                                                Appreciation for Option Term(3)
                                                                              ------------------------------------
                         Number of
                         Securities Percentage
                         Underlying  of Total
                          Options    Options
          Name           Granted(1) Granted(2) Exercise Price Expiration Date        5%                10%
          ----           ---------- ---------- -------------- --------------- ----------------- ------------------
Bathsheba J. Malsheen,
 Ph.D...................  300,000      24.1%       $1.56         08/13/08              $294,323          $745,871
Nicholas Narlis.........  150,000      12.0%       $1.56         08/13/08              $147,161          $372,936
J. Gerard Aguilar(4)....      --        --           --               --                    --                --
Eric R. Nahm............   80,000       6.4%       $1.19         04/05/09     $          59,770          $151,469

--------
(1) These options vest over a four year period from the date of grant, becoming exercisable as to 25% on the first anniversary of the date of grant, and at 6.25% per quarter thereafter.
(2) Based on an aggregate of 1,246,000 options granted to employees in fiscal 1999, including options granted to the Named Executive Officers.
(3) Represents the hypothetical gains or "option spreads" that would exist for the options at the end of their ten year term. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term and are calculated based on the exercise price per share on the date of grant. Such 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of the future Voxware Common Stock price.
(4) Mr. Aguilar resigned from Voxware effective June 21, 1999.

  The following table sets forth certain information concerning the number and value of unexercised options held by each of the Named Executive Officers on June 30, 1999.

                         Fiscal Year-End Option Values

                         Number of Securities Underlying      Value of Unexercised In-the-Money
                             Unexercised Options (#)          Options at Fiscal Year-End ($)(1)
                         ----------------------------------   --------------------------------------
         Name             Exercisable       Unexercisable       Exercisable          Unexercisable
         ----            ---------------   ----------------   ----------------     -----------------
Bathsheba J. Malsheen,
 Ph.D...................           316,250            343,750    $            --       $            --
Nicholas Narlis.........           141,874            138,126    $            --       $            --
J. Gerard Aguilar(2)....               --                 --     $            --       $            --
Eric R. Nahm............               --              80,000                $--                   $--

--------
(1) Based on the difference between $1.031, which was the closing price per share on June 30, 1999, and the exercise price of the option.
(2) Mr. Aguilar resigned from Voxware effective June 21, 1999.

Employment Agreements

  Bathsheba J. Malsheen, Ph.D., President and Chief Executive Officer of Voxware, has a three-year employment agreement with Voxware which commenced in August 1998. Dr. Malsheen currently receives an annual base salary of $180,000 and also receives allowances for residential and vehicle lease payments.

  Nicholas Narlis, Vice President, Chief Financial Officer and Treasurer of Voxware, has a three-year employment agreement with Voxware which commenced in August 1998. Mr. Narlis currently receives an annual base salary of $150,000.

  Each of the foregoing employment agreements are automatically renewable for successive one-year terms unless terminated by either party.

  Under the employment agreements for each of Dr. Malsheen and Mr. Narlis, if either of them, respectively, is dismissed for any reason other than Cause (as defined in their respective employment agreements), death or disability, he or she shall be entitled to receive an amount equal to: in the case of Dr. Malsheen, twelve months salary at her then current rate; or in the case of Mr. Narlis, nine months salary at his then current rate.

  Each of the employment agreements grant to Voxware the rights to any information created, discovered or developed by the executive which is related to or useful in the business of Voxware. The employment agreements prohibit the executive from disclosing our proprietary information and contain certain covenants by the executive not to compete with Voxware.

Director Compensation

  Our 1998 Stock Option Plan for Non-Employee Directors was adopted by the Board of Directors in October 1997 and approved by our stockholders in January 1998. The plan provides for the automatic grant of options to purchase shares of our Common Stock to directors who are not officers, nor employees, nor consultants of Voxware or any of its subsidiaries (other than the Chairman of the Board of Directors of Voxware who shall be eligible if he or she is not otherwise an officer, employee or consultant of Voxware). Subject to the provisions of the plan, the Board has the power and authority to interpret the plan, to prescribe, amend and rescind rules and regulations relating to the plan and to make all other determinations deemed necessary or advisable for the administration of the plan.

  Under the plan, each eligible individual receives an option to purchase 30,000 shares of our Common Stock (the "Initial Options") on the date of his or her initial election or appointment to the Board; provided that all outside directors elected at the 1998 Annual Meeting of Stockholders in January 1998 received the initial option whether or not they served on the Board of Directors prior to the meeting. In addition, on the date of an eligible individual's reelection to the Board, if he or she has attended at least seventy-five percent (75%) of the meetings of the Board of Directors that were held while he or she was a director in the just completed calendar year, he or she will be granted an option to purchase an additional 10,000 shares of our Common Stock. All options granted under the plan will have an exercise price equal to the fair market value on the date of grant. Options granted under the plan vest in 12 equal quarterly installments beginning at the end of the first three-month period following the date of grant.

  In September 1997, we implemented a plan, which was approved by our stockholders at our 1998 Annual Meeting of Stockholders, pursuant to which we pay (or paid in 1998):

  . on the last day of the month in which the annual meeting of stockholders is held in each calendar year commencing with the 1998 meeting, to each non-employee director elected at the meeting, an annual retainer equal to a number of shares of our Common Stock with a fair market value on that date of $10,000;

  . on the last day of the month in which the 1998 meeting was held, to each person who served as a non-employee director from the time of our initial public offering through the date of the 1998 meeting, a retainer equal to the number of shares of our Common Stock with a fair market value of $10,000, based on the fair market value per share on September 19, 1997, the date the Board approved the plan; and

  . on the last day of the month in which any newly appointed non-employee director is appointed after the annual meeting of stockholders in any year (provided that the director is appointed at least six months prior to the next annual meeting of stockholders), to the newly appointed director, a retainer equal to a number of shares of our Common Stock with a fair market value on that date of $10,000.

  In addition, commencing on the date of the 1998 meeting, we have paid $1,000 to each non-employee director attending any regular or special meeting of the Board of Directors, and $500 to each non-employee director attending any regular or special meeting of any Committee of the Board of Directors.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 9, 1999, by (i) each person or group who is known by Voxware to own beneficially more than 5% of our Common Stock, (ii) each of our directors, (iii) each of the Named Executive Officers and (iv) all executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc. 305 College Road East, Princeton, New Jersey 08540.

   Name and Address of Beneficial      Number of Shares     Percentage of Shares
   Owner                           Beneficially Owned(1)(2)  Beneficially Owned
   ------------------------------  ------------------------ --------------------
J. Gerard Aguilar(3).............         1,502,500                 11.2%

Advent International Group(4)....           999,999                  7.5%
  75 State Street
  Boston, MA 02109

Bathsheba J. Malsheen, Ph.D.(5)..           320,250                  2.3%

Nicholas Narlis(6)...............           145,874                  1.1%

Andrew I. Fillat(7)..............            26,495                    *

David B. Levi(8).................            20,462                    *

Eric R. Nahm.....................            20,000                    *

Eli Porat(9).....................            10,000                    *

All Directors and Executive Offi-
 cers
 as a group (9 persons)..........           573,081                  4.1%

--------
 *Less than 1% of outstanding shares of our Common Stock.
 (1) Number of shares beneficially owned is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days have been exercised or converted.
 (2) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
 (3) Mr. Aguilar resigned from Voxware effective June 21, 1999.
 (4) Includes the ownership by the following venture capital funds managed by Advent International Corporation: 2,500 shares owned by Advent International Investors II Limited Partnership, 250,000 shares owned by Adtel Limited Partnership, 400,000 shares owned by Advent Crown Fund C.V., 175,000 shares owned by Adwest Limited Partnership, 13,512 shares owned by Advent Israel (Bermuda) Limited Partnership, 111,487 shares owned by Advent Israel Limited Partnership and 47,500 shares owned by Advent Partners Limited Partnership. In its capacity as manager of these funds, Advent International Corporation exercises sole voting and investment power with respect to all shares held by these funds. Advent International Corporation exercises its voting and investment power through a group of three persons, Douglas R. Brown, President and Chief Executive Officer, Dennis R. Costello, Senior Vice President responsible for managing North American Investment Activities and Janet L. Hennessey, Vice President responsible for monitoring public securities, none of whom may act independently and a majority of whom must act in concert to exercise voting or investment power over the beneficial holdings of such entity. Therefore, no individual in this group is deemed to share voting or investment power.
 (5) Includes 316,250 shares of our Common Stock issuable upon the exercise of stock options.
 (6) Includes 141,874 shares of our Common Stock issuable upon the exercise of stock options.
 (7) Includes 3,928 shares which are indirectly owned as a limited partner of Advent Partners Limited Partnership. Mr. Fillat is a Senior Vice President of Advent International Corporation, the venture capital firm which is the manager of the funds affiliated with the Advent International Group. Mr. Fillat disclaims beneficial ownership of the remaining shares held by the Advent International Group. Also includes 15,000 shares issuable upon the exercise of stock options.
 (8) Includes 17,500 shares issuable upon the exercise of stock options.
 (9) Includes 10,000 shares issuable upon the exercise of stock options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Our Compensation Committee is currently composed of Messrs. Andrew I. Fillat and David B. Levi. No interlocking relationship exists between any member of the Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is or was formerly an officer or an employee of Voxware.

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on compensation matters generally, determines the compensation of the Chief Executive Officer and the President, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel, and approves the grants of bonuses to officers and key personnel. The Compensation Committee also is responsible for the administration of our 1994 Stock Option Plan and 1998 Stock Option Plan for Outside Directors.

  General Compensation Policy for Executive Officers. The fundamental policy of the Compensation Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon Voxware's performance as well as upon each executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements:
(1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (2) cash bonuses which reflect the achievement of performance objectives and goals, and (3) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and our stockholders.

  Factors. The principal factors which the Compensation Committee considered with respect to each executive officer's compensation for fiscal 1999 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors with respect to executive compensation for future years.

  . Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. Base salaries are generally reviewed on an annual basis, with adjustments made in accordance with the factors indicated above. The Compensation Committee utilized specific compensation information available for similar positions at competitor companies for comparative compensation purposes in determining base salaries for fiscal 1999.

  . Bonus. The incentive compensation of executive officers is closely related to Voxware's performance, taking into account our change in business focus in February 1999 to Verbex's business. A portion of the cash compensation of executive officers consists of contingent compensation. Bonus awards are based on, among other things, performance objectives and goals that are tailored to the responsibilities and functions of key executives, including qualitative measures of Voxware's performance such as progress in the development, marketing and adaptation of Voxware's technologies to its target markets, the establishment of key strategic relationships with customers in our target markets, and proficient usage of our available resources.

  . Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage Voxware from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with Voxware. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by Voxware during the vesting period, and then only if the market price of the underlying shares appreciates.

   The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with Voxware, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers. Options to acquire an aggregate of 695,000 shares were granted to executive officers in fiscal 1999.

   Through our Employee Stock Purchase Plan, we offer additional opportunities for equity ownership to executive officers.

  CEO Compensation. In determining the compensation payable to our Chief Executive Officer, the Compensation Committee considered the CEO's performance in fiscal 1999, and Voxware's performance taking into account our change in business focus in February 1999 to Verbex's business.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction for compensation exceeding $1,000,000 paid to the CEO or any of the four other highest paid executive officers, excluding performance-based compensation. Through June 30, 1999, this provision has not affected our tax deductions, but the Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

  Summary. The Compensation Committee believes that its compensation philosophy of paying its executive officers well by means of competitive base salaries and cash bonus and long-term incentives, as described in this report, serves the interests of Voxware and its stockholders.

                                          The Compensation Committee

                                          Andrew I. Fillat
                                          David B. Levi

                               PERFORMANCE GRAPH

  The graph below compares the cumulative total stockholder return on our Common Stock with the cumulative total stockholder return of (i) the Nasdaq National Market--U.S. Index, and (ii) the Hambrecht & Quist Technology Index, assuming an investment in each of $100 on October 31, 1996. The graph commences on the date our Common Stock became publicly traded.


                              [CHART APPEARS HERE]

           Voxware, Inc.         Nasdaq U.S.        H&Q Technology
           -------------         -----------        ---------------
10/31/96         100                   100                  100
12/31/96         100                106.11               108.93
03/31/97          55                100.36               103.83
06/30/97       66.67                118.75               124.98
09/30/97          75                138.84               151.46
12/31/97        47.5                 130.2               127.71
03/31/98        37.5                 152.3               154.64
06/30/98       29.17                156.75               158.31
09/30/98          10                141.23               140.73
12/31/98       12.92                183.23               198.65
03/31/99          10                204.81               218.35
06/30/99       13.75                223.64               256.23


                         INDEPENDENT PUBLIC ACCOUNTANTS

  Representatives of Arthur Andersen LLP, our independent public accountants, are expected to be present at the Annual Meeting, where they will be available to respond to appropriate questions and have the opportunity to make a statement if they so desire.

                   WHERE YOU CAN FIND ADDITIONAL INFORMATION

  As required by law, we file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about Voxware. You can inspect and copy these materials at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the following Regional Offices of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. For further information concerning the SEC's public reference rooms, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

  If you are a stockholder of Voxware and would like to receive a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 1998 (SEC file number 0-021403) filed with the SEC on September 28, 1998, as amended by a Form 10-K/A filed on October 28, 1998, you should call or write to Voxware, Inc., 305 College Road East, Princeton, New Jersey 08540, Attention: Nicholas Narlis, Vice President, Chief Financial Officer, Secretary and Treasurer, telephone no.
(609) 514-4100. In order to ensure timely delivery of the documents you request, you should make your request by September 6, 1999.

  You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to give any information different from the information contained in this Proxy Statement. This

Proxy Statement is dated August 12, 1999. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

                             STOCKHOLDER PROPOSALS

  In accordance with regulations issued by the SEC, stockholder proposals intended for presentation at the fiscal 1999 Annual Meeting of Stockholders must be received by the Secretary of Voxware no later than December 15, 1999 if the proposals are to be considered for inclusion in our Proxy Statement.

                                 OTHER MATTERS

  Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

  Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of Voxware.

                                          By Order of the Board of Directors

                                          /s/ Bathsheba J. Malsheen
                                          _____________________________________
                                          Bathsheba J. Malsheen

                                          President and Chief Executive
                                           Officer

Princeton, New Jersey
August 12, 1999

                                 VOXWARE, INC.

                         INDEX TO FINANCIAL STATEMENTS

                                 VOXWARE, INC.

                                                                            Page
                                                                            ----
As of June 30, 1997 and 1998 and for the Years Ended June 30, 1996, 1997
 and 1998:
  Report of Independent Public Accountants................................   F-2
  Balance Sheets..........................................................   F-3
  Statements of Operations................................................   F-4
  Statements of Redeemable Convertible Preferred Stock and Stockholders'
   Equity (Deficit).......................................................   F-5
  Statements of Cash Flows................................................   F-6
  Notes to Financial Statements...........................................   F-7
As of March 31, 1999 and for the Nine Months Ended March 31, 1998 and 1999
 (Unaudited):
  Consolidated Balance Sheet..............................................  F-18
  Consolidated Statements of Operations...................................  F-19
  Consolidated Statements of Cash Flows...................................  F-20
  Notes to Consolidated Financial Statements..............................  F-21
                          VERBEX VOICE SYSTEMS, INC.
As of and for the Year Ended December 31, 1998:
  Report of Independent Public Accountants................................  F-23
  Balance Sheet...........................................................  F-24
  Statement of Operations.................................................  F-25
  Statement of Stockholders' Deficit......................................  F-26
  Statement of Cash Flows.................................................  F-27
  Notes to Financial Statements...........................................  F-28

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Voxware, Inc.:

  We have audited the accompanying balance sheets of Voxware, Inc. (a Delaware corporation) as of June 30, 1998 and 1997 (as revised, see Note 1) and the related statements (as revised, see Note 1) of operations, redeemable convertible preferred stock and stockholders' equity (deficit) and cash flows for each of the three years in the period ended June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voxware, Inc. as of June 30, 1998 and 1997 and the results of its operations and its cash flows for each of the three years in the period ended June 30, 1998, in conformity with generally accepted accounting principles.

                                          /s/ Arthur Andersen LLP

Roseland, New Jersey
August 2, 1999

                                 VOXWARE, INC.

                                 BALANCE SHEETS

                                                                 June 30,
                                                              ----------------
                                                               1997     1998
                                                              -------  -------
                                                              (In thousands,
                                                                  except
                                                               share and per
                                                                share data)
                                                              ----------------
                                   ASSETS
Current assets:
  Cash and cash equivalents.................................. $10,627  $ 9,149
  Short-term investments.....................................   5,842    4,388
  Accounts receivable, net...................................   2,822    1,254
  Prepaid expenses and other current assets..................     309      268
                                                              -------  -------
    Total current assets.....................................  19,600   15,059
Property and equipment, net..................................     566      407
Other assets, net............................................      55       91
                                                              -------  -------
                                                              $20,221  $15,557
                                                              =======  =======
                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses...................... $ 2,127  $ 1,097
  Deferred revenues..........................................     477      219
                                                              -------  -------
    Total current liabilities................................   2,604    1,316
                                                              -------  -------
Deferred rent................................................     241      328
                                                              -------  -------
Commitments and contingencies (Note 9)
Stockholders' equity:
  Preferred stock, $.001 par value, 10,000,000 shares
   authorized; none issued and outstanding...................     --       --
  Common stock, $.001 par value, 30,000,000 shares
   authorized; 12,497,258 and 13,292,524 shares issued and
   outstanding at June 30, 1997 and 1998, respectively.......      13       13
  Additional paid-in capital.................................  28,488   29,915
  Unrealized gain (loss) on available-for-sale securities....      (2)       2
  Accumulated deficit........................................ (11,123) (16,017)
                                                              -------  -------
    Total stockholders' equity...............................  17,376   13,913
                                                              -------  -------
                                                              $20,221  $15,557
                                                              =======  =======


        The accompanying notes are an integral part of these statements.

                                 VOXWARE, INC.

                            STATEMENTS OF OPERATIONS

                                                      Year Ended June 30,
                                                    -------------------------
                                                     1996     1997     1998
                                                    -------  -------  -------
                                                     (In thousands, except
                                                        per share data)
                                                    -------------------------
Revenues:
  Product revenues:
    License fees................................... $ 1,256  $ 5,432  $ 2,935
    Royalties and recurring revenues...............     238    1,996    1,918
                                                    -------  -------  -------
      Total product revenues.......................   1,494    7,428    4,853
  Service revenues.................................     113      351    1,029
                                                    -------  -------  -------
    Total revenues.................................   1,607    7,779    5,882
                                                    -------  -------  -------
Cost of revenues:
  Cost of product revenues.........................      17      178      142
  Cost of service revenues.........................      28      164      441
                                                    -------  -------  -------
    Total cost of revenues.........................      45      342      583
                                                    -------  -------  -------
      Gross profit.................................   1,562    7,437    5,299
                                                    -------  -------  -------
Operating expenses:
  Research and development.........................   2,497    7,796    4,726
  Sales and marketing..............................   1,084    4,018    3,844
  General and administrative.......................     980    3,204    2,467
                                                    -------  -------  -------
    Total operating expenses.......................   4,561   15,018   11,037
                                                    -------  -------  -------
    Operating loss.................................  (2,999)  (7,581)  (5,738)
Interest income....................................     132      722      844
                                                    -------  -------  -------
Net loss...........................................  (2,867)  (6,859)  (4,894)
Accretion of preferred stock to redemption value...      (7)      (5)     --
                                                    -------  -------  -------
Net loss applicable to common stockholders......... $(2,874) $(6,864) $(4,894)
                                                    =======  =======  =======
Basic and diluted net loss per common share........ $ (0.50) $ (0.67) $ (0.38)
                                                    =======  =======  =======
Weighted average number of common shares
 outstanding.......................................   5,784   10,242   12,890
                                                    =======  =======  =======



        The accompanying notes are an integral part of these statements.

                                 VOXWARE, INC.

              STATEMENTS OF REDEEMABLE CONVERTIBLE PREFERRED STOCK
                       AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                     Stockholders' Equity (Deficit)
                          -------------------------------------------------------------------------------------  -------
                            Redeemable
                             Series A       Common Stock    Additional   Unrealized Gain
                            Convertible   -----------------  Paid-in   (Loss) on Available- Accumulated
                          Preferred Stock   Shares   Amount  Capital   for-Sale Securities    Deficit    Total
                          --------------- ---------- ------ ---------- -------------------- ----------- -------
                                                    (in thousands, except share data)
Balance, June 30, 1995..      $   --       5,772,496  $ 6    $ 2,935           $--           $ (1,385)  $ 1,556
 Sale of Redeemable
  Series A Convertible
  Preferred Stock.......       5,931             --   --         --            --                 --        --
 Exercise of common
  stock warrants........         --          115,000  --         172           --                 --        172
 Exercise of common
  stock options.........         --           60,000  --          70           --                 --         70
 Accretion of redemption
  premium on Redeemable
  Series A Convertible
  Preferred Stock.......           7             --   --         --            --                  (7)       (7)
 Net loss...............         --              --   --         --            --              (2,867)   (2,867)
                              ------      ----------  ---    -------           ---           --------   -------
Balance, June 30, 1996..       5,938       5,947,496    6      3,177           --              (4,259)   (1,076)
 Exercise of common
  stock warrants........         --          696,250    1        760           --                 --        761
 Accretion of redemption
  premium on Redeemable
  Series A Convertible
  Preferred Stock.......           5             --   --         --            --                  (5)       (5)
 Mandatory conversion of
  Redeemable Series A
  Convertible Preferred
  Stock.................      (5,943)      3,000,000    3      5,940           --                 --      5,943
 Issuance of common
  stock upon Initial
  Public Offering, net
  of offering costs of
  $1,175................         --        2,823,237    3     18,514           --                 --     18,517
 Exercise of common
  stock options.........         --            5,000  --           2           --                 --          2
 Issuance of common
  stock pursuant to
  Employee Stock
  Purchase Plan.........         --           25,275  --          95           --                 --         95
 Unrealized loss on
  available-for-sale
  securities............         --              --   --         --             (2)               --         (2)
 Net loss...............         --              --   --         --            --              (6,859)   (6,859)
                              ------      ----------  ---    -------           ---           --------   -------
Balance, June 30, 1997..         --       12,497,258   13     28,488            (2)           (11,123)   17,376
 Exercise of common
  stock options.........         --          701,746  --       1,158           --                 --      1,158
 Issuance of common
  stock pursuant to
  Employee Stock
  Purchase Plan.........         --           74,109  --         189           --                 --        189
 Unrealized gain on
  available-for-sale
  securities............         --              --   --         --              4                --          4
 Issuance of common
  stock to pay non-
  employee directors
  annual retainer.......         --           19,411  --          80           --                 --         80
 Net loss...............         --              --   --         --            --              (4,894)   (4,894)
                              ------      ----------  ---    -------           ---           --------   -------
Balance, June 30, 1998..      $  --       13,292,524  $13    $29,915           $ 2           $(16,017)  $13,913
                              ======      ==========  ===    =======           ===           ========   =======

        The accompanying notes are an integral part of these statements.

                                 VOXWARE, INC.

                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                       Year Ended June 30
                                                    --------------------------
                                                     1996      1997     1998
                                                    -------  --------  -------
Operating activities:
  Net loss......................................... $(2,867) $ (6,859) $(4,894)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
  Depreciation and amortization....................     104       222      224
  Provision for doubtful accounts..................      25       467      795
  Non-cash directors' compensation.................     --        --        80
  Changes in assets and liabilities:
    Accounts receivable............................    (495)   (2,819)     773
    Prepaid expenses and other current assets......     (49)     (255)      41
    Other assets...................................    (355)      309      (36)
    Accounts payable and accrued expenses..........     254     1,762   (1,030)
    Deferred revenues..............................     109       368     (258)
    Deferred rent..................................     --        241       87
                                                    -------  --------  -------
      Net cash used in operating activities........  (3,274)   (6,564)  (4,218)
                                                    -------  --------  -------
Investing activities:
  Purchases of short-term investments..............     --   (105,325) (65,506)
  Maturities and sales of short-term investments...     --     99,481   66,964
  Purchases of property and equipment..............    (586)     (177)     (65)
                                                    -------  --------  -------
      Net cash provided by (used in) investing
       activities..................................    (586)   (6,021)   1,393
                                                    -------  --------  -------
Financing activities:
  Proceeds from issuance of common stock, net......     --     18,517      --
  Proceeds from exercise of common stock warrants..     172       761      --
  Proceeds from exercise of common stock options...      70         2    1,158
  Proceeds from sale of Redeemable Series A
   Convertible Preferred Stock.....................   5,932       --       --
  Issuance of common stock pursuant to Employee
   Stock Purchase Plan.............................     --         95      189
                                                    -------  --------  -------
    Net cash provided by financing activities......   6,174    19,375    1,347
                                                    -------  --------  -------
Increase (decrease) in cash and cash equivalents...   2,314     6,790   (1,478)
Cash and cash equivalents, beginning of period.....   1,523     3,837   10,627
                                                    -------  --------  -------
Cash and cash equivalents, end of period...........   3,837    10,627    9,149
Short-term investments, end of period..............     --      5,842    4,388
                                                    -------  --------  -------
Cash and short-term investments, end of period..... $ 3,837  $ 16,469  $13,537
                                                    =======  ========  =======
SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS:
  Conversion of Redeemable Series A Convertible
   Preferred Stock to common stock................. $   --   $  5,943  $   --
  Accretion of redemption premium on Redeemable
   Series A Convertible Preferred Stock............ $     7  $      5  $   --
  Cashless exercise of 378 warrants, converted at a
   rate of one-half share of common stock per
   warrant (converted to 189 shares of common
   stock) in December 1996......................... $   --   $    --   $   --
  Unrealized gain (loss) on short-term
   investments..................................... $   --   $     (2) $     4
                                                    =======  ========  =======

        The accompanying notes are an integral part of these statements.

                                 VOXWARE, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The Company

  Voxware, Inc. (the "Company") develops, markets, licenses and supports digital speech and audio technologies, solutions and applications. The Company licenses its products to software and hardware companies for a wide range of applications and services including consumer devices, multimedia applications, wireless communications, and Internet Protocol (IP) telephony.

  The market for the Company's products is characterized by rapidly changing technology and evolving industry standards. The introduction of products incorporating new technology and the emergence of new industry standards could render the Company's products obsolete and unmarketable and could exert price pressures on existing products. The Company's ability to anticipate changes in technology and industry standards and successfully develop and introduce new and enhanced products, in each case on a timely basis, will be a critical factor in the Company's ability to grow and to be competitive. The Company has only a limited operating history upon which an evaluation of the Company and its prospects can be based. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in the early stage of development, particularly companies in new and rapidly evolving markets. Since its inception, the Company has incurred significant losses and, as of June 30, 1998, the Company had an accumulated deficit of $16,017,000. In addition, the Company's operating results may fluctuate significantly in the future as a result of a variety of factors, including the budgeting cycles of potential customers, the volume of, and revenues derived from sales of products by the Company's licensees that incorporate the Company's products, the rate of new licensing activity, as well as the termination of existing license agreements, the introduction of new products or services by the Company or its competitors, pricing changes in the industry, the degree of success of the Company's efforts to penetrate its target markets, technical difficulties with respect to the use of products developed by the Company or its licensees, the level of usage of the Internet, and general economic conditions. The Company believes that its capital resources are adequate to fund the Company's operations for the year ending June 30, 1999.

Restatement of Financial Statements

  In fiscal 1997, the Company had accrued certain expenses in its reported results primarily relating to estimated recruiting and relocation costs in connection with filling certain management and operational positions. These accruals totaled $185,000. In fiscal 1998, these accrued expenses were reversed. To correct for this error, the Company has restated the accompanying fiscal 1997 and 1998 financial statements to eliminate the unnecessary accruals in fiscal 1997 and their reversal into income in fiscal 1998. The restatement had the effect of reducing the fiscal 1997 net loss of $7,049,000 and accrued expenses as of June 30, 1997 by $185,000, which reduced the fiscal 1997 basic and diluted net loss per common share by $0.02 from $(0.69) to $(0.67). The restatement also had the effect of increasing the fiscal 1998 net loss of $4,709,000 by $185,000, which increased the fiscal 1998 basic and diluted net loss per common share by $0.01 from $(0.37) to $(0.38).

Summary of Significant Accounting Policies

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Revenue Recognition

  The Company generates revenues from two sources: fees from product licenses and fees for services provided. Product revenues consist of license fees and royalties and recurring revenues. Product revenues from

                                 VOXWARE, INC.

license fees are generally recognized upon shipment, provided that there are no significant post-delivery obligations, persuasive evidence of an arrangement exists, pricing is fixed or determinable, the payment is due within one year and collection of the resulting receivable is deemed probable. Royalties and recurring revenues include royalties, which are generally based on a percentage of licensees' sales or units shipped, and pre-determined periodic license fees. Royalty revenues are recognized at the time of the customer's shipment of products incorporating the Company's technology. Recurring product license fees are generally recognized at the inception of the renewal period, provided that there are no significant post-delivery obligations, persuasive evidence of an arrangement exists, pricing is fixed or determinable, the payment is due within one year and collection of the resulting receivable is deemed probable. Service revenues from customer maintenance support, including the amounts bundled with initial or recurring revenues, are recognized over the term of the maintenance support period, which is typically one year. Service revenues from engineering fees are recognized upon customer acceptance or over the period in which services are provided if customer acceptance is not required.

  In fiscal 1998, the Company adopted the provisions of Statement of Position 97-2 "Software Revenue Recognition." The adoption had no significant impact on the accompanying financial statements.

 Research and Development

  Research and development expenditures are charged to operations as incurred. Pursuant to Statement of Financial Accounting Standards No. 86, "Accounting for the Cost of Computer Software to be Sold, Leased or Otherwise Marketed", development costs incurred in connection with the research and development of software products and enhancements to existing software products are expensed when incurred unless technological feasibility has been established. Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working model and the point at which the product is ready for general release have been insignificant.

 Reverse Stock Split

  On September 19, 1996 the Company effected a one for two reverse stock split and decreased its authorized common stock to 30,000,000 shares. All references in the accompanying financial statements to the number of common shares and per share amounts have been retroactively restated to reflect the reverse stock split.

 Net Loss Per Share

  The Company has presented net loss per common share pursuant to Statement of Financial Accounting Standards (SFAS) No. 128 "Earnings per Share" and the Securities and Exchange Commission Staff Accounting Bulletin No. 98.

  Basic loss per common share was computed by dividing net loss applicable to common stockholders by the weighted average number of shares of common stock outstanding. Diluted loss per common share has not been presented, since the impact on loss per share using the treasury stock method is anti-dilutive due to the Company's losses. Outstanding securities that could potentially dilute basic earnings per share in the future which were not presented in a computation of diluted earnings per share because to do so would have been anti-dilutive. All outstanding common stock options are anti-dilutive. See Note 4.

 Cash, Cash Equivalents and Short-Term Investments

  Cash and cash equivalents consist of investments in highly liquid short-term instruments, with maturities of 90 days or less from the date of purchase. Short-term investments consist primarily of high-grade United States Government-backed securities and corporate obligations with maturities between 90 and 365 days from

                                 VOXWARE, INC.

the date of purchase. The Company's entire short-term investment portfolio is classified as available-for-sale and is stated at fair value as determined by quoted market values. Changes in the net unrealized holding gains and losses are included as a separate component of stockholders' equity.

  The following table details the Company's investments as of June 30, 1997 and 1998:

                                                   June 30, 1997
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
   U.S. Government Agencies........   $ 1,000     $--        $ (1)    $   999
   Corporate obligations...........    13,980      --          (1)     13,979
                                      -------     ----       ----     -------
                                      $14,980     $--        $ (2)    $14,978
                                      =======     ====       ====     =======
   Included in cash and cash equiv-
    alents.........................   $ 9,136     $--        $--      $ 9,136
   Included in short-term invest-
    ments..........................     5,844      --          (2)      5,842
                                      -------     ----       ----     -------
                                      $14,980     $--        $ (2)    $14,978
                                      =======     ====       ====     =======
                                                   June 30, 1997
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
   U.S. Government Agencies........   $    35     $--        $--      $    35
   Corporate obligations...........    12,852        3         (1)     12,854
                                      -------     ----       ----     -------
                                      $12,887     $  3       $ (1)    $12,889
                                      =======     ====       ====     =======
   Included in cash and cash equiv-
    alents.........................   $ 8,501     $--        $--      $ 8,501
   Included in short-term invest-
    ments..........................     4,386        3         (1)      4,388
                                      -------     ----       ----     -------
                                      $12,887     $  3       $ (1)    $12,889
                                      =======     ====       ====     =======

  The Company has not experienced any significant realized gains or losses on its investments during the years ended June 30, 1997 and 1998. For purposes of determining gross realized gains and losses, the cost of short-term investments sold is based upon specific identification. As of June 30, 1997 and 1998, all short-term investments were due within one year.

 Accounts Receivable

  Accounts receivable as of June 30, 1997 and 1998 consisted of the following:

                                                                  June 30,
                                                               ----------------
                                                                1997     1998
                                                               -------  -------
                                                               (in thousands)
   Accounts receivable--billed................................ $ 1,629  $ 1,383
   Accounts receivable--unbilled..............................   1,593      378
                                                               -------  -------
                                                                 3,222    1,761
   Less--allowance for doubtful accounts......................    (400)    (507)
                                                               -------  -------
                                                               $ 2,822  $ 1,254
                                                               =======  =======

                                 VOXWARE, INC.

  Accounts receivable--unbilled relates to revenues recognized, but which were not billed as of the end of the reporting period in accordance with payment schedules pursuant to contractual agreements with customers.

 Property and Equipment

  Property and equipment are stated at cost. Depreciation is computed on a straight-line basis over the useful lives of the assets ranging from three to seven years. Maintenance, repairs and minor replacements are charged to expense as incurred. In accounting for property and equipment, the Company adopted Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" during the year ended June 30, 1997. The adoption of SFAS 121 had no impact on the Company's financial statements.

 Loss Congtingencies

  In accordance with Statement of Financial Accounting Standards No. 5 ("SFAS 5"), the Company's policy is to accrue an estimated loss if it is both probable that one or more future events will occur confirming the fact of the loss, and the amount of the loss can be reasonably estimated. In the case of legal claims, it is the Company's policy to accrue probable estimated losses from legal claims upon receiving notice of such claims. As of June 30, 1997, the Company had on its balance sheet an accrual of $300,000 for a legal contingency reserve. In September 1996, Elk Industries, Inc. ("Elk Industries") asserted in two letters to Voxware during the quarter ended September 30, 1996 that Voxware's "Internet-based streaming audio systems" infringe U.S. Patent No. 4,124,773 owned by Elk Industries. At that time, the Company was engaged in marketing to vendors of Internet-based streaming applications, including the Company's major customer, Netscape. During fiscal 1997, the Company accrued a loss contingency in accordance with its policy. The amount of this accrual represented an estimate of what the Company believed would be the minimum amount necessary to either (i) purchase a license to Elk Industries' underlying technology, or (ii) pay Elk Industries for a license as a result of a legal determination, or (iii) settle the case with Elk Industries outside of court proceedings. During fiscal 1998, the Company re-evaluated the risk and considered that, among other things, (1) approximately one year had passed without receiving any additional letters or other communications in regard to this issue, and (2) the Company no longer viewed its sales opportunity in the Internet-based streaming applications market to be substantial. As a result, the Company determined that the risk of loss under this contingency was now deemed minimal and reversed the accrual against the general and administrative line item of the statement of operations.

 Concentration of Credit Risk

  Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash balances and trade receivables. The Company invests its excess cash in highly liquid investments (short-term bank deposits). The Company's customer base principally comprises companies within the computer software, hardware and telecommunications industries. The Company does not typically require collateral from its customers.

 Major Customers

  The Company's largest customer accounted for 21%, 16% and 31% of revenues, respectively, for the years ended June 30, 1998, 1997 and 1996. Another customer accounted for 15% of revenues for each of the years ended June 30, 1998 and 1997. Another customer accounted for 15% of revenues for the year ended June 30, 1997.

                                 VOXWARE, INC.

 Income taxes

  Deferred income tax assets and liabilities are determined based on differences between the financial statement reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The measurement of deferred income tax assets is reduced, if necessary, by a valuation allowance for any tax benefits which are not expected to be realized. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in the period that such tax rate changes are enacted.

 Stock-Based Compensation

  The Company accounts for its stock-based compensation in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. Effective July 1, 1996, the Company adopted the disclosure provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") which establishes financial accounting and reporting standards for stock-based employee compensation plans. SFAS No. 123 permits entities to provide pro forma disclosures of net income (loss) and net income (loss) per share for employee stock option grants made in fiscal year 1996 and future years as if the fair value based method of accounting defined by this standard had been applied (see Note 4).

 Recently Issued Accounting Pronouncements

  In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"). This statement requires companies to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. SFAS 130 is effective for financial statements issued for fiscal years beginning after December 15, 1997. Management believes that SFAS 130 will not have a material effect on the Company's financial statements.

  In June 1997, the FASB issued SFAS No, 131, "Disclosure About Segments of an Enterprise and Related Information" ("SFAS 131"). This statement establishes additional standards for segment reporting in the financial statements and is effective for fiscal years beginning after December 15, 1997. The Company is currently evaluating the impact, if any, of the adoption of this pronouncement on the Company's existing disclosures.

 Reclassifications

  Certain prior year balances have been reclassified to conform with the current year presentation.

2. PROPERTY AND EQUIPMENT:

                                                                  June 30,
                                                               ----------------
                                                                1997     1998
                                                               -------  -------
                                                               (in thousands)
   Equipment.................................................. $   457  $   504
   Leasehold improvements.....................................      50       56
   Furniture and fixtures.....................................     406      418
                                                               -------  -------
                                                                   913      978
   Less--Accumulated depreciation.............................    (347)    (571)
                                                               -------  -------
                                                               $   566  $   407
                                                               =======  =======

  Depreciation expense was approximately $104,000, $222,000 and $224,000 for the years ended June 30, 1996, 1997 and 1998, respectively.

                                 VOXWARE, INC.

3. ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

                                                                   June 30,
                                                                ---------------
                                                                 1997    1998
                                                                ------- -------
                                                                (in thousands)
   Accounts payable............................................ $   293 $   376
   Accrued compensation and benefits...........................     711     370
   Accrued professional fees...................................     253     154
   Accrued software costs......................................     240      47
   Accrued legal contingency reserve...........................     300      --
   Other accrued expenses......................................     330     150
                                                                ------- -------
                                                                $ 2,127 $ 1,097
                                                                ======= =======

4. STOCKHOLDERS' EQUITY:

 Stock Option Plans

  Pursuant to the 1994 Stock Option Plan, as amended (the "Plan"), the Company may grant to eligible individuals incentive stock options (as defined in the Internal Revenue Code) and nonqualified stock options. An aggregate of 3,200,000 shares of common stock have been reserved for issuance under the Plan (during fiscal 1998, the Company's stockholders approved an amendment to increase the number of shares of common stock reserved for issuance under the Plan from 2,350,000 shares to 3,200,000 shares). The exercise price for incentive stock options may not be less than 100% (110% for holders of 10% or more of the combined voting power of all classes of stock of the Company) of the fair value of the shares on the date of grant and at least par value for nonqualified stock options. The period during which an option may be exercised is fixed by the Board of Directors up to a maximum of ten years (five years in case of incentive stock options granted to holders of 10% or more of the combined voting power of all classes of stock of the Company) and options typically vest over a four-year period.

  The Company has granted 70,000 options at prices ranging from $1.00 to $2.00 outside of the 1994 Stock Option Plan ("Outside Options").

  Additionally, pursuant to the 1998 Stock Option Plan for Outside Directors (the "Outside Directors Plan") which was approved by the Company's stockholders in January 1998, the Company has granted a total of 90,000 options at an exercise price of $3.75 per share. Pursuant to the Outside Directors Plan, each non-employee director of the Company shall receive an option to purchase 30,000 shares of the Company's common stock (the "Initial Option") on the date of his or her election or appointment to the Board of Directors at an exercise price equal to the Company's stock price at the end of the day of his or her election or appointment to the Board of Directors (the "Initial Grant Date"). In addition, on the date of his or her re-election to the Board of Directors, if he or she is still a non-employee director on such date and has met certain other requirements defined in the Outside Directors Plan, he or she shall receive an option to purchase 10,000 shares of the Company's common stock (the "Additional Option") on the date of his or her election or appointment to the Board of Directors at an exercise price equal to the Company's stock price at the end of the day of his or her re-election or appointment to the Board of Directors (the "Additional Grant Date"). All options granted under the Outside Directors Plan shall be exercisable as to one-twelfth of the shares issued under each option on the last day of each of the 12 three-month periods immediately following the applicable grant date.

                                 VOXWARE, INC.

  Information relative to the 1994 Stock Option Plan, the Outside Options and the Outside Directors Plan is as follows:

                                                          Price      Aggregate
                                             Shares     Per Share    Proceeds
                                            ---------  ------------ -----------
   Outstanding at June 30, 1995............   961,500  $0.50--$3.00 $ 1,403,250
     Granted...............................   421,150  $1.50--$7.88   1,865,300
     Exercised.............................   (60,000) $0.50--$1.50     (70,000)
     Canceled..............................   (61,500) $1.50--$2.40     (92,475)
                                            ---------  ------------ -----------
   Outstanding at June 30, 1996............ 1,261,150  $0.50--$7.88   3,106,075
     Granted...............................   652,450  $3.63--$7.88   3,724,486
     Exercised.............................    (5,000)    $0.50          (2,500)
     Canceled..............................  (180,937) $1.50--$7.88  (1,107,613)
                                            ---------  ------------ -----------
   Outstanding at June 30, 1997............ 1,727,663  $0.50--$7.88   5,720,448
     Granted...............................   845,650  $2.00--$5.69   3,164,213
     Exercised.............................  (701,871) $0.50--$6.00  (1,157,720)
     Canceled..............................  (461,767) $1.00--$7.88  (1,945,115)
                                            ---------  ------------ -----------
   Outstanding at June 30, 1998............ 1,409,675  $0.50--$7.88 $ 5,781,826
                                            =========  ============ ===========

  As of June 30, 1998, there were 318,117 options exercisable at an aggregate exercise price of $1,194,903. As of June 30, 1998, there were 1,158,454 additional options to purchase common stock available for grant under the 1994 Stock Option Plan. As of June 30, 1997, there were 808,327 options exercisable at an aggregate exercise price of $1,334,081.

  The Company adopted the disclosure requirements of SFAS No. 123 effective for the Company's June 30, 1997 financial statements. The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock-based compensation. Accordingly, compensation cost has been computed based on the intrinsic value of the stock option at the date of grant, which represents the difference between the exercise price and the fair value of the Company's stock. As the exercise price of the stock options equaled the fair value of the Company's stock at the date of option issuance, no compensation cost has been recorded in the accompanying statements of operations. Had compensation been determined consistent with SFAS No. 123, the Company's net loss and net loss per share would have been adjusted to the following pro forma amounts:

                                                       Year Ended June 30,
                                                     -------------------------
                                                      1996     1997     1998
                                                     -------  -------  -------
                                                      (in thousands, except
                                                         per share data)
                                                     -------------------------
   Net loss:As reported............................. $(2,867) $(6,864) $(4,894)
   Pro forma........................................ $(2,927) $(7,483) $(5,662)
   Net loss per share:As reported................... $ (0.50) $ (0.67) $ (0.38)
   Pro forma........................................ $ (0.51) $ (0.73) $ (0.44)

  The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants in fiscal years 1996, 1997 and 1998: risk-free interest rates ranging from 5.7% to 7.1% based on the rate in effect on the date of grant; no expected dividend yield; expected lives of 8 years for the options; and expected volatility of 75%.

                                 VOXWARE, INC.

  Because the SFAS No. 123 method of accounting is not required to be applied to options granted prior to the fiscal year ended June 30, 1996, the resulting pro forma compensation cost may not be representative of that expected in future years. The weighted average fair value of options granted was $3.47, $4.48 and $2.93 for the fiscal years ended June 30, 1996, 1997 and 1998, respectively.

  Information with respect to options outstanding at June 30, 1998 is as follows:

                                                             Weighted
                                                             Average
                                        Weighted Average    Remaining       Number of
   Exercise Price Per Share    Shares    Exercise Price  Contractual Life Vested Shares
   ------------------------   --------- ---------------- ---------------- -------------
   $0.50--$1.50............      91,500      $1.35             6.6            83,500
   $2.00--$3.00............     268,275      $2.36             9.0            72,438
   $3.06--$4.56............     772,900      $3.98             9.2            78,298
   $4.63--$7.88............     277,000      $6.92             8.4            83,881
                              ---------      -----             ---           -------
                              1,409,675      $4.08             8.8           318,117
                              =========      =====             ===           =======

 Annual Stock Grant Retainer to Directors

  In January 1998 the Company's Board of Directors and stockholders approved a plan which provides for the granting of shares to non-employee directors. Each calendar year each non-employee director will receive shares valued at $10,000 based on the market price of the Company's common stock, as defined in the plan. In fiscal 1998 as part of this plan, the Company also granted shares to non-employee directors who had served as directors since the Company's initial public offering in October 1996. For the year ended June 30, 1998, the Company granted a total of 19,411 shares of common stock pursuant to this plan and recorded $80,000 associated compensation expense.

 Warrants

  In March 1994, the Company sold 1,000,000 shares of common stock and warrants ("Warrants") to purchase an aggregate of 1,000,000 shares of common stock for $1.50 per share, subject to adjustment in certain circumstances. In lieu of paying cash upon the exercise of the Warrants, the Warrant holders had the right to have the Company convert all or a portion of the Warrants into shares of common stock at a rate of two Warrants for each share of common stock via a "Cashless Exercise". During the year ended June 30, 1996, Warrants to purchase 115,000 shares of common stock were exercised for $1.50 per share. During the year ended June 30, 1997, of the remaining 885,000 Warrants, 377,500 Warrants were converted into 188,750 shares of common stock via Cashless Exercises and Warrants to purchase 507,500 shares of common stock were exercised for $1.50 per share.

 Employee Stock Purchase Plan

  In December 1996 the Company adopted an Employee Stock Purchase Plan under
Section 423 of the Internal Revenue Code and reserved 200,000 shares of common stock for issuance under the plan. Under this plan, employees are entitled to purchase shares at 85% of the fair market value. During the year ended June 30, 1998, the Company issued 74,109 shares of common stock at an average purchase price of $2.55 per share pursuant to the Employee Stock Purchase Plan. During the year ended June 30, 1997, the Company issued 25,275 shares of common stock at a purchase price of $3.77 per share pursuant to the Employee Stock Purchase Plan.

                                 VOXWARE, INC.

5. REDEEMABLE SERIES A CONVERTIBLE PREFERRED STOCK:

  During fiscal 1996, the Company sold to investors 6,000,000 shares of $0.001 par value Redeemable Series A Convertible Preferred Stock ("Series A Preferred Stock") for $1.00 per share resulting in net proceeds to the Company of approximately $5,931,000. Upon consummation of the Company's Initial Public Offering of common stock in October 1996, each share of Series A Preferred Stock converted into one-half share of the Company's common stock.

6. CREDIT FACILITY:

  The Company has a $2,000,000 revolving line of credit with Silicon Valley Bank, as amended (the "Credit Facility"). In addition to the revolving line of credit, the Credit Facility contains a separate lease line component in the amount of $1,500,000 for the purpose of providing a facility for the financing of the lease stream of payments that the Company owes to an equipment lessor (see Note 9). Borrowings under the Credit Facility will bear interest at the bank's prime lending rate. The Credit Facility contains certain restrictive financial covenants including a minimum quick ratio, a minimum tangible net worth requirement and a maximum debt to tangible net worth ratio, as defined in the agreement. The Credit Facility requires payment of all outstanding principal, if any, plus all accrued interest on March 30, 1999. In connection with the lease of the Company's office facility, the Company has outstanding a $300,000 standby letter of credit at June 30, 1998 naming the lessor of the office facility beneficiary of the standby letter of credit in the event that the Company defaults on the lease. As this letter of credit was established under the terms of the Credit Facility, the Company has $1,700,000 available for borrowing under the Credit Facility. As of and for the years ended June 30, 1998 and 1997 there were no amounts outstanding under the Credit Facility.

7. 401(k) SAVINGS PLAN:

  Effective January 1997 the Company adopted a 401(k) Savings Plan (the "401(k) Plan") available to all employees. The 401(k) Plan permits participants to contribute up to 10% of their base salary to the 401(k) Plan not to exceed the limits established by the Internal Revenue Code. In addition, the Company matches 25% of employee contributions on the initial 6% contributed by employees. Employees vest immediately in all employee contributions and Company match contributions. In connection with the 401(k) Plan, the Company recorded compensation expense of approximately $27,000 and $52,000 for the years ended June 30, 1997 and 1998, respectively.

8. INCOME TAXES:

  As of June 30, 1998, the Company had approximately $14,000,000 of federal net operating loss carryforwards for tax reporting purposes available to offset future taxable income; such carryforwards begin to expire in 2009. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating losses carried forward may be impaired or limited in certain circumstances. Events which may cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three year period. As of June 30, 1998, the effect of such limitations, if imposed, is not expected to be material.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and for income tax purposes. As of June 30, 1998, the Company had deferred tax assets of approximately $6,100,000 relating primarily to net operating loss carryforwards. The net deferred tax asset has been fully offset by a valuation allowance.

                                 VOXWARE, INC.

9. COMMITMENTS AND CONTINGENCIES:

  The Company leases its office facility and certain equipment under operating leases with remaining noncancelable lease terms generally in excess of one year. Rent expense was approximately $64,000, $756,000 and $810,000 for the years ended June 30, 1996, 1997 and 1998, respectively. Future minimum rental payments for the Company's office facility and equipment under operating leases as of June 30, 1998 are as follows:

   Year Ending June 30,                                           (in thousands)
   --------------------                                           --------------
     1999.......................................................      $  771
     2000.......................................................         391
     2001.......................................................         391
     2002.......................................................         387
     2003.......................................................         351
     Thereafter.................................................         --
                                                                      ------
                                                                      $2,291
                                                                      ======

  In July 1998 the Company entered into a Sublease Agreement under which the Company subleased approximately 47% of the space in its Princeton, New Jersey office facility. The initial term of the Sublease Agreement will expire on May 31, 2003. The amounts expected to be received under the Sublease Agreement are not included in the above schedule.

  The Company has outstanding a $300,000 standby letter of credit in connection with the Company's office facility lease (see Note 6).

  The Company is subject to various legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. While the outcome of these claims cannot be predicted with certainty, management does not believe that the outcome of any of these legal matters will have a material adverse effect on the Company's business, operating results or financial condition.

  The Company has employment and severance agreements with three officers, the terms of which range from three to five years. The agreements provide for minimum salary levels, adjusted annually at the discretion of the board of directors.

10. RELATED-PARTY TRANSACTIONS:

  The Company derived approximately 31%, 16% and 21% of its revenues for the years ended June 30, 1996, 1997 and 1998, respectively, from Netscape Communications Corporation, which owned 500,000 shares of the Company's common stock as of June 30, 1996 and 1997, and none as of June 30, 1998.

11. SEGMENT INFORMATION:

  The Company conducts its business within one industry segment. For the years ended June 30, 1996, 1997 and 1998, revenues included approximately $184,000, $141,000 and $543,000, respectively, of sales to customers outside the United States.

                                 VOXWARE, INC.

12. SUBSEQUENT EVENTS:

 Sale of Assets to Ascend

  On February 4, 1999, Voxware entered into a definitive agreement with Ascend Communications, Inc. ("Ascend", which is now a wholly owned subsidiary of Lucent Technologies, Inc.), to sell to Ascend for approximately $5.1 million in cash substantially all of its assets relating to what has historically been the Company's primary business of developing and licensing speech compression technologies and products. The Company expects that the Ascend transaction will close in September 1999, subject to stockholder approval. The sale does not include Voxware's rights and obligations under its existing license agreements and, as part of the sale, Voxware will receive a license back from Ascend to use the Voxware technology necessary to service its existing licensees. With the consent of Ascend, the Company may also license the speech coding technologies to new licensees for uses that are not competitive with Ascend.

 Acquisition of Assets of Verbex Voice Systems, Inc.

  On February 18, 1999, Voxware acquired substantially all of the assets of Verbex Voice Systems, Inc. ("Verbex") for approximately $5.2 million in cash. Since that time, Voxware's primary business focus has been Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. This will include the exploration of strategic alternatives to augment Verbex's business, including mergers, acquisitions and joint ventures.

                                 VOXWARE, INC.

                    CONSOLIDATED FINANCIAL STATEMENTS AS OF
                  MARCH 31, 1999 AND FOR THE NINE MONTHS ENDED
                            MARCH 31, 1998 AND 1999
                                  (UNAUDITED)

                          VOXWARE, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                          March 31, 1999
                                                    ---------------------------
                                                    (In thousands, except share
                                                        and per share data)
                      ASSETS
Current assets:
  Cash and cash equivalents........................          $  1,827
  Short-term investments...........................             3,516
  Accounts receivable, net.........................               804
  Inventory, net...................................               240
  Prepaid expenses and other current assets........               620
  Restricted cash..................................               604
                                                             --------
      Total current assets.........................             7,611
Property and equipment, net........................               344
Intangible assets, net.............................             5,153
Other assets, net..................................               489
                                                             --------
                                                             $ 13,597
                                                             ========
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses............          $  2,296
  Deferred revenues................................                91
                                                             --------
      Total current liabilities....................             2,387
                                                             --------
Deferred rent......................................               282
                                                             --------
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $.001 par value, 10,000,000
   shares authorized; none issued and outstanding..               --
  Common stock, $.001 par value, 30,000,000 shares
   authorized; 13,343,851 shares issued and
   outstanding at March 31, 1999...................                13
    Additional paid-in capital.....................            29,965
    Unrealized gain on available-for-sale
     securities....................................                 3
    Accumulated deficit............................           (19,053)
                                                             --------
      Total stockholders' equity...................            10,928
                                                             --------
                                                             $ 13,597
                                                             ========


        The accompanying notes are an integral part of these statements.

                          VOXWARE, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                Nine Months
                                                              Ended March 31,
                                                              ----------------
                                                               1999     1998
                                                              -------  -------
                                                              (In thousands,
                                                                except per
                                                                share data)
Revenues:
Product revenues:
  Product sales.............................................. $   129  $   --
  License fees...............................................     661    2,650
  Royalties and recurring revenues...........................     457    1,537
                                                              -------  -------
    Total product revenues...................................   1,247    4,187
Service revenues.............................................     626      788
                                                              -------  -------
    Total revenues...........................................   1,873    4,975
                                                              -------  -------
Cost of revenues:
  Cost of product revenues...................................      62      137
  Cost of service revenues...................................     322      306
                                                              -------  -------
    Total cost of revenues...................................     384      443
                                                              -------  -------
    Gross profit.............................................   1,489    4,532
                                                              -------  -------
Operating expenses:
  Research and development...................................   1,655    3,888
  Sales and marketing........................................   1,884    3,025
  General and administrative.................................   1,312    1,669
  Amortization of purchased intangibles......................     147      --
                                                              -------  -------
    Total operating expenses.................................   4,998    8,582
                                                              -------  -------
    Operating loss...........................................  (3,509)  (4,050)
Interest income..............................................     473      649
                                                              -------  -------
Net loss..................................................... $(3,036) $(3,401)
                                                              =======  =======
Basic and diluted net loss per common share.................. $ (0.23) $ (0.27)
                                                              =======  =======
Weighted average number of common shares outstanding.........  13,321   12,696
                                                              =======  =======

        The accompanying notes are an integral part of these statements.

                          VOXWARE, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                              Nine Months
                                                            Ended March 31,
                                                            -----------------
                                                             1999      1998
                                                            -------  --------
                                                             (in thousands)
Operating Activities:
Net loss................................................... $(3,036) $ (3,401)
Adjustments to reconcile net loss to net cash used in
 operating activities:
  Depreciation and amortization............................     302       170
  Provision for doubtful accounts..........................     105       490
  Stock-based directors' compensation......................     --         80
Changes in assets and liabilities:
  Accounts receivable......................................     801       763
  Inventory................................................     (22)      --
  Prepaid expenses and other current assets................    (339)      (33)
  Restricted cash..........................................    (604)      --
  Other assets.............................................    (384)       (9)
  Accounts payable and accrued expenses....................     354      (875)
  Deferred revenues........................................    (160)      (58)
  Deferred rent............................................     (49)       75
                                                            -------  --------
    Net cash used in operating activities..................  (3,032)   (2,798)
                                                            -------  --------
Investing Activities:
Purchases of short-term investments........................ (16,831)  (47,783)
Sales and maturities of short-term investments.............  17,704    48,044
Purchases of property and equipment........................     (50)      (52)
Purchase of Verbex Voice Systems, Inc. ....................  (5,163)      --
                                                            -------  --------
    Net cash provided by (used in) investing activities....  (4,340)      209
                                                            -------  --------
Financing Activities:
Proceeds from exercises of common stock options............      19       998
Issuance of common stock pursuant to Employee Stock
 Purchase Plan.............................................      31       111
                                                            -------  --------
    Net cash provided by financing activities..............      50     1,109
                                                            -------  --------
Decrease in cash and cash equivalents......................  (7,322)   (1,480)
Cash and cash equivalents, beginning of period.............   9,149    10,627
                                                            -------  --------
Cash and cash equivalents, end of period...................   1,827     9,147
Short-term investments, end of period......................   3,516     5,586
                                                            -------  --------
Cash, cash equivalents and short-term investments, end of
 period.................................................... $ 5,343  $ 14,733
                                                            =======  ========
SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS:
    Unrealized gain on short-term investments.............. $     1  $      5
                                                            =======  ========

        The accompanying notes are an integral part of these statements.

                          Voxware, Inc. and Subsidiary

                   Notes To Consolidated Financial Statements

1. BASIS OF PRESENTATION

  The consolidated financial statements for Voxware, Inc. and its wholly-owned subsidiary, Verbex Acquisition Corporation ("Voxware" or the "Company"), as of March 31, 1999 and for the nine month periods ended March 31, 1999 and 1998 are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim periods. The consolidated financial statements should be read in conjunction with the financial statements and notes thereto, together with management's discussion and analysis of financial condition and results of operations, contained in the Company's Annual Report on Form 10-K which was filed on September 28, 1998, as amended on Form 10-K/A which was filed on October 28, 1998.

  The results of operations for the interim period ended March 31, 1999 are not necessarily indicative of the results to be expected for the fiscal year ending June 30, 1999 or any other future periods.

2. RESTATEMENT OF FINANCIAL STATEMENTS

  During the fiscal year ended June 30, 1997, the Company had accrued certain expenses in its reported results primarily relating to estimated recruiting and relocation costs in connection with filling certain management and operational positions. These accruals totaled $185,000. In fiscal 1998, these accrued expenses were reversed. To correct for this error, the Company has restated the accompanying statement of operations for the nine months ended March 31, 1998 to eliminate the reversal of these accruals into income. The restatement had the effect of increasing the previously reported net loss of $3,216,000 for the nine months ended March 31, 1998 by $185,000, which increased the basic and diluted net loss per common share by $0.02 from $(0.25) to $(0.27) for the nine months ended March 31, 1998.

  The results of operations for the interim period ended March 31, 1999 are not necessarily indicative of the results to be expected for the fiscal year ending June 30, 1999 or any other future periods.

3. NET LOSS PER SHARE

  The Company has presented net loss per share for the three and nine months ended March 31, 1999 and 1998 pursuant to Statement of Financial Accounting Standards (SFAS) No. 128 "Earnings per Share." Net loss per share was computed by dividing the net loss by the weighted average number of common shares outstanding during the nine months ended March 31, 1999 and 1998. Due to the Company's net losses for the nine months ended March 31, 1999 and 1998, the effect of including outstanding common stock options in the calculation of net loss per share would be anti-dilutive. Therefore, outstanding common stock options have not been included in the calculation of net loss per share, and as a result, basic net loss per share is the same as diluted net loss per share for all periods presented.

4. REVENUE RECOGNITION

  The Company generates revenues from products and services. Product revenues consist of product sales, license fees, and royalties and recurring revenues. Product sales represent shipments of portable and stationary speech recognition-based products for industrial markets. Revenues from product sales are generally recognized upon shipment. The Company began shipping speech-recognition based products subsequent to its acquisition of substantially all of the assets of Verbex Voice Systems, Inc. ("Verbex"), which occurred on February 18, 1999. License fees are generated from licensing the Company's speech compression technologies to customers in the multimedia and consumer devices markets and from licensing the Company's speech recognition-based software applications acquired in the Verbex transaction. License fees are generally recognized upon shipment of the underlying technologies, provided that there are no significant post-delivery obligations, persuasive evidence of and arrangement exists, pricing is fixed or determinable, the payment is due within one year and collection of the resulting receivable is deemed probable. Royalties and recurring revenues include royalties, which are generally based on a percentage of licensees' sales or units shipped, and pre-determined periodic license fees. Royalty revenues are recognized at the time of the customer's shipment of products incorporating

                                 VOXWARE, INC.

                                  (Unaudited)

the Company's technology. Recurring product license fees are generally recognized at the inception of the renewal period, provided that there are no significant post-delivery obligations, persuasive evidence of an arrangement exists, pricing is fixed or determinable, the payment is due within one year and collection of the resulting receivable is deemed probable. Service revenues from customer maintenance support, including the amounts bundled with initial or recurring revenues, are recognized over the term of the maintenance support period, which is typically one year. Service revenues from engineering fees are recognized upon customer acceptance or over the period in which services are provided if customer acceptance is not required.



5. RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENT

  Effective July 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). SFAS 130 requires that all items defined as comprehensive income, including changes in the amounts of unrealized gains and losses on available-for-sale securities, be shown as a component of comprehensive loss. In the Company's annual financial statements, comprehensive loss will be required to be presented either in a separate financial statement or as part of either the statement of operations or statement of stockholders' equity. The only comprehensive income item the Company has is unrealized gains and losses on available-for-sale securities.

  The following reconciles net loss to comprehensive net loss for the nine month periods ended March 31, 1999 and 1998:

                                                             Nine Months Ended
                                                                 March 31,
                                                             ------------------
                                                               1999      1998
                                                             --------  --------
                                                              (in thousands)
   Net loss................................................. $ (3,036) $ (3,401)
   Other comprehensive income:
     Unrealized gain on available-for-sale securities.......        1         5
                                                             --------  --------
   Comprehensive net loss................................... $ (3,035) $ (3,396)
                                                             ========  ========

6. ACQUISITION OF ASSETS OF VERBEX VOICE SYSTEMS, INC.

  On February 4, 1999, Voxware entered into a definitive agreement with Verbex Voice Systems, Inc. ("Verbex") to acquire substantially all of the assets of Verbex for approximately $5.2 million in cash. The Verbex transaction was consummated on February 18, 1999. Since that time, Voxware's primary business focus has been Verbex's business of developing and selling speech recognition products for the warehousing and manufacturing markets as well as other industrial markets. This will include the exploration of strategic alternatives to augment Verbex's business, including mergers, acquisitions and joint ventures.

7. SALE OF ASSETS TO ASCEND

  On February 4, 1999, the Company entered into a definitive agreement with Ascend Communications, Inc. ("Ascend") to sell to Ascend for approximately $5.1 million in cash substantially all of its assets relating to what has historically been the Company's primary business of developing and licensing speech compression technologies and products. The Company expects that the Ascend transaction will close in June 1999, subject to stockholder approval. The sale does not include Voxware's rights and obligations under its existing license agreements and, as part of the sale, Voxware will receive a license back from Ascend to use Voxware technology necessary to service its existing licensees. With the consent of Ascend, the Company may also license the speech coding technologies to new licensees for uses that are not competitive with Ascend.

                    Report of Independent Public Accountants

To Verbex Voice Systems, Inc.:

  We have audited the accompanying balance sheet of Verbex Voice Systems, Inc. (a New Jersey corporation) as of December 31, 1998, and the related statements of operations, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Verbex Voice Systems, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, has a working capital deficit and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          /s/ Arthur Andersen LLP

Princeton, New Jersey
February 16, 1999 (except with respect to the matter discussed in note 12, as to which the date is February 18, 1999)

                           VERBEX VOICE SYSTEMS, INC.

                                 BALANCE SHEET

                               December 31, 1998

                             Assets
Current assets:
  Cash........................................................... $     73,747
  Accounts receivable, less allowance for doubtful accounts of
   $52,196.......................................................      587,708
  Revenues in excess of billings.................................       75,000
  Inventory......................................................      261,705
  Prepaid expenses and other current assets......................        4,131
                                                                  ------------
    Total current assets.........................................    1,002,291
Equipment, furniture and improvements, net.......................       81,898
Other assets.....................................................       14,232
                                                                  ------------
    Total assets................................................. $  1,098,421
                                                                  ============
              Liabilities and Stockholders' Deficit
Current liabilities:
  Note payable to bank........................................... $    220,000
  Convertible notes payable to stockholders......................    3,999,946
  Accounts payable...............................................      129,297
  Accrued expenses...............................................    1,686,867
  Deferred revenue...............................................       76,135
                                                                  ------------
    Total current liabilities....................................    6,112,245
                                                                  ============
Commitments and contingencies
Stockholders' deficit:
  Preferred stock, $.01 par value, authorized 9,481,794 shares;
   issued and outstanding 8,722,072 shares (liquidation value
   $20,631,723)..................................................       87,221
  Common stock, $.01 par value, authorized 12,500,000 shares;
   issued and outstanding 546,867 shares.........................        5,469
  Deferred compensation..........................................      (17,618)
  Additional paid-in capital.....................................   16,905,485
  Accumulated deficit............................................  (21,994,381)
                                                                  ------------
    Total stockholders' deficit..................................   (5,013,824)
                                                                  ------------
    Total liabilities and stockholders' deficit.................. $  1,098,421
                                                                  ============

                 See accompanying Notes to Financial Statements

                           VERBEX VOICE SYSTEMS, INC.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

Net product sales and development contract and service revenue.... $ 2,561,759
Cost of sales.....................................................     830,718
                                                                   -----------
    Gross profit..................................................   1,731,041
                                                                   -----------
Operating expenses:
  Selling expenses................................................     961,428
  Research and development expenses...............................   1,018,224
  General and administrative expenses.............................     377,994
                                                                   -----------
    Total expenses................................................   2,357,646
                                                                   -----------
    Loss from operations..........................................    (626,605)
                                                                   -----------
Other income (expense):
  Interest income.................................................       9,241
  Interest expense................................................    (389,071)
  Other...........................................................        (123)
                                                                   -----------
    Total other income (expense)..................................    (379,953)
                                                                   -----------
    Net loss...................................................... $(1,006,558)
                                                                   ===========


                 See accompanying Notes to Financial Statements

                           VERBEX VOICE SYSTEMS, INC.

                       STATEMENT OF STOCKHOLDERS' DEFICIT

                          Year ended December 31, 1998

                                               Par value
                         Number of shares  issuance proceeds
                         ----------------- -------------------              Additional
                         Preferred Common  Preferred  Common     Deferred     paid-in   Accumulated
                           stock    stock    stock     stock   Compensation   capital     deficit        Total
                         --------- ------- ---------- -------- ------------ ----------- ------------  -----------
Balance, December 31,
 1997................... 8,722,072 546,867  $  87,221 $  5,469  $ (49,519)  $16,905,485 $(20,987,823) $(4,039,167)
 (see Note 2)
Net loss................       --      --         --       --                       --    (1,006,558)  (1,006,558)
Compensation expense....       --      --         --       --      31,901           --           --        31,901
                         --------- -------  --------- --------  ---------   ----------- ------------  -----------
Balance, December 31,
 1998................... 8,722,072 546,867  $  87,221 $  5,469  $( 17,618)  $16,905,485 $(21,994,381) $(5,013,824)
                         ========= =======  ========= ========  =========   =========== ============  ===========



                See accompanying Notes to Financial Statements.

                           VERBEX VOICE SYSTEMS, INC.

                            STATEMENT OF CASH FLOWS

                          Year ended December 31, 1998

Cash flows from operating activities:
 Net loss......................................................... $(1,006,558)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization...................................      65,617
  Benefit for doubtful accounts...................................     (62,808)
  Inventory reserve...............................................    (185,203)
  Noncash employee compensation...................................      31,901
  Changes in operating assets and liabilities:
   Increase in accounts receivable................................    (400,253)
   Decrease in revenues in excess of billings.....................     105,000
   Decrease in inventory..........................................     262,302
   Decrease in prepaid expenses and other current assets..........      12,140
   Increase in accounts payable...................................      61,788
   Increase in accrued expenses...................................     448,032
   Decrease in deferred revenue...................................    (165,758)
                                                                   -----------
   Net cash used in operating activities..........................    (833,800)
                                                                   -----------
Cash flows from investing activities:
 Purchases of equipment, furniture & improvements.................     (22,427)
 Refunds of deposits..............................................         336
                                                                   -----------
   Net cash used in investing activities..........................     (22,091)
                                                                   -----------
Cash flows from financing activities:
 Proceeds from the issuance of convertible notes payable to
  stockholders....................................................     403,300
 Proceeds from the issuance of note payable to bank...............     220,000
                                                                   -----------
   Net cash provided by financing activities......................     623,300
                                                                   -----------
   Net decrease in cash...........................................    (232,591)
Cash, beginning of period.........................................     306,338
                                                                   -----------
Cash, end of period............................................... $    73,747
                                                                   ===========
Supplemental disclsoures of cash flow information--
 Cash paid during the year for interest........................... $       -0-
                                                                   ===========

                 See accompanying Notes to Financial Statements

                           VERBEX VOICE SYSTEMS, INC.

                         NOTES TO FINANCIAL STATEMENTS

(1) Organization and Operating Matters

  Verbex Voice Systems, Inc. (the Company) was formed in 1985, and is engaged in the development, manufacture and sale of continuous speech recognition products that enable people to interact with computers using normal conversational speech. The Company has developed and installed commercial products for targeted vertical markets where significant productivity improvements from the use of speech can be realized. These markets include financial trading, package sortation, factory automation and laboratory results reporting.

  In 1993, the Company introduced a family of products, Listen for Windows, for the Microsoft Windows markets. Listen for Windows is the first continuous speech recognition interface available for Microsoft Windows and is intended for use with popular software programs such as spreadsheets, word processing, personal computer graphics and computer-aided-design. In March 1994 the Company released the first software-only version of Listen for Windows.

  The Company has incurred operating losses during each year or period since inception and has funded its operating losses and working capital requirements from private sales of preferred stock aggregating approximately $17.0 million and an additional $3.9 million of subordinated debt through December 31, 1998. However, the Company's current working capital deficiency, total stockholders' deficit, its lack of a future commitment for additional equity or debt financing and the uncertainties associated with its entrance into the markets addressed above create substantial doubt about the Company's ability to continue as a going concern. The Company has entered into a definitive agreement for the sale of substantially all of its assets for approximately $5.2 million in cash. See Note 12 for further discussion.

(2) Summary of Significant Accounting Policies

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Revenues

  In general, the Company recognizes revenues on sales when products are shipped. Revenues under long-term development contracts are recognized under the percentage-of-completion method in the ratio that costs incurred to date bear to estimated total costs. Costs and estimated earnings in excess of billings on long-term development contracts in progress are recorded as an asset on the Company's balance sheet. A provision is made for the full amount of anticipated losses, if any, in the period in which they are first determinable. Maintenance revenues are recognized on a straight-line basis over the terms of the agreements, which are generally one-to three-year periods.

  The Company permits the return of defective products in accordance with its limited warranty policy; accordingly, a provision for sales returns is recorded upon shipment.

 Inventory

  Inventory is stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

                           VERBEX VOICE SYSTEMS, INC.

 Equipment, Furniture and Improvements

  Equipment, furniture and improvements are stated at cost. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is included in operations. The cost of maintenance and repairs is charged to operations as incurred; significant renewals and betterments are capitalized. Depreciation is calculated using the straight-line method for financial reporting purposes (accelerated methods for tax purposes) based on the estimated lives of the respective assets (5 to 10 years):

  Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset.

 Stock Options and Other Stock Compensation

  The Company records stock option expense based on the difference between the fair market value of the shares underlying the option grant and the stated exercise price determined at the time of grant. The expense is recorded ratably over the stated vesting period.

  Common stock and preferred stock are issued for certain services rendered and charged to operations as an expense. Such expenses are computed using the fair market value of the Company's various stock issues, which are determined by the Company's Board of Directors.

 Research and Development Costs

  Costs of research and new product development are charged to operations as incurred.

 Reclassification

  Prior to 1998, the Company included accumulated compensation charges associated with stock options issued at less than fair value on the grant date in accrued expenses. At December 31, 1997, accrued expenses included $294,366 related to these options. During the year ended December 31, 1998, the Company determined that the gross amount of the compensation to be recorded should be reflected as additional paid-in-capital and as deferred compensation, with the amount formerly included as accrued expense reducing the deferred compensation. As a result of this classification, the stockholders' deficit as of December 31, 1997 has been adjusted by $294,366 from $4,333,533 to $4,039,167.

 Impairment of long-lived assets and long-lived assets to be disposed of

  Financial Accounting Standards Board Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

 Comprehensive Income

  In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income" ("SFAS 130"). This statement requires companies to classify items of other comprehensive income by their nature in a financial

                           VERBEX VOICE SYSTEMS, INC.

statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. SFAS 130 is effective for financial statements issued for fiscal years beginning after December 15, 1997. The Company has adopted SFAS 130 in 1998 and has no other comprehensive income items to report.

(3) Inventory

  Inventory, net consists of the following components at December 31, 1998:

   Raw materials....................................................... $223,534
   Work-in-process.....................................................   22,568
   Finished goods......................................................  259,554
                                                                        --------
                                                                         505,656
   Less reserve........................................................  243,951
                                                                        --------
   Inventory, net...................................................... $261,705
                                                                        ========

(4) Equipment, Furniture and Improvements, Net

  Equipment, furniture and improvements, net, consist of the following at December 31, 1998:

   Equipment........................................................ $1,120,305
   Office furniture.................................................     70,497
   Leasehold improvements...........................................     26,552
                                                                     ----------
                                                                      1,217,354
   Less accumulated depreciation and amortization...................  1,135,456
                                                                     ----------
     Equipment, furniture and improvements, net..................... $   81,898
                                                                     ==========

(5) Notes Payable

 Bank

  In November 1998, the Company entered into a new senior debt arrangement with a consortium of financial institutions. The Notes Payable outstanding at December 31,1998 of $220,000 bears interest at 12%, is payable upon demand and is secured by accounts receivable.

 Stockholders

  Convertible Notes in the aggregate principal of $3,999,946 are subordinate to the bank facility. In May 1998, the Company completed a Note Financing of $403,300. The Notes issued to certain of the Company's existing investors and employees are payable upon demand after June 30, 1999, and bear an interest rate of 10% per annum. In the event of a sale or liquidation, these Notes carry a ten times liquidation preference, but in both events are subordinated to the bank debt. In conjunction with this financing, the due dates of substantially all the Notes Payable to Stockholders outstanding at December 31, 1998 were extended to June 30, 1999. These notes shall convert to equity securities and two warrants for each one dollar of principal upon the completion of "financing". A "financing" shall mean the next equity or combined equity/debt financing, with gross proceeds of at least $2 million, undertaken by the Company in which at least fifty percent of the funds invested is invested by parties unaffiliated with the Company.

  In June 1997, the Company completed a Note financing for $419,000. These notes, issued to certain of the Company's existing investors and employees are payable upon demand after June 30, 1999 (original due date

                           VERBEX VOICE SYSTEMS, INC.

of June 30, 1998 was extended in conjunction with the issuance of the May 1998 Notes) and bear interest at a rate of 10% per annum. In the event of a sale or liquidation, these Notes carry a ten times liquidation preference, but in both events are subordinated to the bank debt.

  In April 1996, the Company completed a Bridge Note financing totaling $669,000. These notes issued to certain of its existing investors are payable upon demand after June 30, 1998 (original due date of June 30, 1997 was extended in conjunction with the issuance of additional Notes in June 1997 and May 1998) and bear interest at 10% per annum. These notes shall convert to equity securities upon the completion of a "financing", as defined above. In the event of a sale or liquidation, these Notes carry a four times liquidation preference, but in both events are subordinated to the bank debt.

  In September 1995, the Company completed a Bridge Note financing totaling $516,000. These notes issued to certain of its existing investors are payable upon demand after June 30, 1999 (original due date of December 31, 1996 was extended in conjunction with the issuance of additional Notes in April 1996, June 1997 and May 1998) and bear interest at 10% per annum. These notes shall convert to equity securities upon the completion of a "financing", as defined above. In the event of a sale or liquidation, these Notes carry a four times liquidation preference, but in both events are subordinated to the bank debt.

  In February 1995, the Company completed a Bridge Note financing in the amount of $709,793. These notes issued to certain of the Company's existing investors are payable upon demand after June 30, 1999 (original due date of December 31, 1995 was extended in conjunction with the issuance of additional Notes in September 1995, April 1996, June 1997 and May 1998) and bear interest at 10% per annum. These notes shall convert to Series G Preferred Stock upon the completion of a "financing", as defined above.

  In June 1994, the Company completed a Bridge Note financing totaling $1,282,853. These notes issued to certain of its existing investors are payable upon demand at June 30, 1999 (original due date of December 31, 1994 was extended in conjunction with the issuance of additional Notes in February 1995, September 1995, April 1996 and June 1997) and bear interest at 10% per annum. These notes shall convert to Series G Preferred Stock upon the completion of a "financing", as defined above. Series G Preferred Stock will be registered with applicable authorities upon conversion of these notes.

(6) Capital Stock

  The Company has reserved shares of authorized common stock for: a) the potential conversion of all authorized preferred stock, and b) employee stock options. As of December 31, 1998, there were 10,931,794 shares of common stock reserved for issuance.

 Preferred Stock

  The Company has the following six authorized series of preferred stock as of December 31, 1998:

   Series A convertible
    preferred stock
    ("Preferred A
    Stock")              Series D convertible preferred stock ("Preferred D Stock")
   Series B convertible
    preferred stock
    ("Preferred B
    Stock")              Series E convertible preferred stock ("Preferred E Stock")
   Series C convertible
    preferred stock
    ("Preferred C
    Stock")              Series F convertible preferred stock ("Preferred F Stock")

                           VERBEX VOICE SYSTEMS, INC.

                                      Shares    Date of
                           Shares   issued and  original Issuance  Par  Issuance  Conversion Liquidation
Description              authorized outstanding issuance  price   value par value   price    obligation
-----------              ---------- ----------- -------- -------- ----- --------- ---------- -----------
Preferred A Stock.......   333,600     333,600   0/31/86  $10.00  $.01   $ 3,336    $10.00     $10.00
Preferred B Stock.......   300,000     300,000  01/27/88    1.25   .01     3,000      1.50       2.43
Preferred C Stock....... 1,208,611   1,208,611  10/21/88    1.35   .01    12,086      1.35       2.07
Preferred D Stock....... 2,979,378   2,979,378  08/25/89    1.35   .01    29,794      1.35       1.93
Preferred E Stock....... 1,060,205   1,045,542  07/16/91    1.50   .01    10,456      1.50       1.81
Preferred F Stock....... 3,600,000   2,854,941  07/12/93    2.25   .01    28,549      2.25       2.25
                         ---------   ---------                           -------
Totals.................. 9,481,794   8,722,072                           $87,221
                         =========   =========                           =======

  On the initial closing of the Series F convertible preferred stock private placement offering, the terms of the various existing series of preferred stock were amended to coordinate the rights, limitations, and preferences of the existing series of preferred stock with those of the Series F preferred stock, which included the elimination of redemption rights. All preferred stock dividends ceased accruing on March 31, 1993 and an aggregate of $3,205,000 was added to the existing liquidation obligation of each series of preferred stock. For all series of preferred stock, there is an automatic conversion in the event of a qualified public offering. Each preferred share is convertible into one share of common stock at the applicable conversion price, which is subject to adjustment. In addition, the holders of each series of currently outstanding preferred stock have the first refusal to purchase, with certain exceptions, their proportionate share of any securities offered by the Company. The following chart summarizes the liquidation preferences among the different series of preferred stock:

                                                        Liquidation
                                               ------------------------------
                                                          Shares
                                               Preference equally Subordinate
     Description                                  over     with       to
     -----------                               ---------- ------- -----------
     Preferred A Stock.......................   Common    None      Pref. B
                                                                    Pref. C
                                                                    Pref. D
                                                                    Pref. E
                                                                    Pref. F

     Preferred B Stock.......................   Common    Pref. C   Pref. D
                                                Pref. A             Pref. E
                                                                    Pref. F

     Preferred C Stock.......................   Common    Pref. B   Pref. D
                                                Pref. A   Pref. E
                                                          Pref. F

     Preferred D Stock.......................   Common    Pref. E
                                                Pref. A   Pref. F
                                                Pref. B
                                                Pref. C

     Preferred E Stock.......................   Common    Pref. D
                                                Pref. A   Pref. F
                                                Pref. B
                                                Pref. C

     Preferred F Stock.......................   Common    Pref. D
                                                Pref. A   Pref. E
                                                Pref. B
                                                Pref. C

                           VERBEX VOICE SYSTEMS, INC.

 Stock Option Plans

  The Company has an Incentive Stock Option Plan (the Incentive Plan) and a Non-Qualified Stock Option Plan (the Non-Qualified Plan). The Company applies APB Opinion No. 25 and related interpretations in accounting for its plans. Accordingly no compensation cost has been recognized for the Incentive Plan. The compensation cost that has been recognized in the accompanying Statement of Operations for the Non-Qualified Plan for the year ended December 31, 1998 was $31,901. Had compensation cost for the Company's stock option plans been determined consistent with FASB Statement No. 123, the Company's 1998 net loss would have increased by $4,188 for a total loss of $1,010,746.

  The Incentive Plan provides for the grant of options to certain officers and employees to purchase shares of the Company's common stock at a price equal to the fair market value of the common stock on the date of grant as determined by the Company's Board of Directors. All options under the Incentive Plan must be exercised within ten years of the date of grant. The total number of shares of common stock for which options can be granted is 24,950. Options granted under this plan become exercisable as determined by the Board of Directors, but not to exceed ten years from the date of grant.

  The Non-Qualified Plan provides for the grant of options to employees, directors, and consultants to purchase up to 1,425,050 shares of the Company's common stock. Options granted under this plan are exercisable equally over 48 months from the date of grant and expire no later than ten years from the date of grant.

  During 1998 there were no grants, exercises or cancellations of stock options. As of December 31, 1998, the incentive plan options outstanding were 11,050, all of which are fully vested and exercisable at $.50 per share. Non-Qualified Plan options outstanding as of December 31, 1998 are 1,135,233 of which 1,076,058 are vested, all exercisable at $.20 per share.

(7) Stockholders' Agreement

  Pursuant to an Amended and Restated Stockholders' Agreement dated August 25, 1989, as amended (the Stockholders' Agreement), between the Company and the principal holders of preferred stock (the Venture Capital Investors), the Venture Capital Investors have agreed to vote all shares, including all shares subsequently acquired, for the election of eight specified directors. By reason of this provision, the distribution, of the ownership of the Preferred Stock and the provisions included in the Company's Restated Certificate of Incorporation, the existing major Venture Capital Investors will continue to be able to exercise control over the business of the Company for an indefinite period. Unless otherwise agreed to by holders of a majority of voting power of the preferred stock, these provisions will remain in effect for so long as the preferred stock is outstanding or until the Company consummates a public offering of shares of the common stock at an initial public offering price of $5.00 per share and resulting in aggregate gross proceeds to the Company of at least $10,000,000. Nevertheless, by virtue of their share ownership, the existing Venture Capital Investors may continue to be able to control the major decisions of the Company after conversion of all shares of preferred stock and termination of the Stockholders' Agreement.

(8) Income Taxes

  Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109) provides for a liability approach to providing for income taxes under which deferred income taxes are provided based upon enacted tax laws and rates applicable to the periods in which the taxes became payable.

  At December 31, 1998, the Company had net operating loss carryforwards for Federal income tax purposes of approximately $20,000,000 which expire commencing 2001 through 2013.

                           VERBEX VOICE SYSTEMS, INC.

  The issuances of the various series of convertible preferred stock and convertible notes on their respective dates may be testing dates as defined in the Income Tax Regulations for purposes of determining whether a change in ownership may have occurred which would limit the use of net operating loss carryovers. Such determination has not been made, however, management believes that the results of such calculation would not have a material effect on the financial statements.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the assets and liabilities for financial reporting and for income tax purposes. As of December 31, 1998, the Company had deferred tax assets of approximately $7 million related primarily to net operating loss carryforwards. The net deferred tax asset has been fully offset by a valuation allowance.

(9) Revenue

  Revenues for the year-ended December 31, 1998 are comprised of $2,275,144 for product, license, and maintenance and $286,615 of development revenues which are recognized over the period in which the development is performed based on a percentage of completion. Costs of development contracts and service revenues are charged to operations as incurred.

(10) Commitments

  Future minimum lease payments under noncancellable operating leases as of December 31, 1998 are:

             Calendar Year
             -------------
              1999...........................   85,963
              2000...........................   12,377
                                               -------
             Total minimum lease payments....  $98,340
                                               =======

  Rent expense related to these operating leases totaled $114,193 for the year ended December 31, 1998.

(11) Major Customers

  The package handling industry continues to be a source of significant revenue for the Company. In 1998, revenue from this market segment represented 25% of total revenues. In addition, revenue to certain sectors of the medical field represented 15.0% in 1998.

  During 1998, one customer accounted for 15% of net revenue while another accounted for 11%. Accounts Receivable from these customers was $221,561 and $140,837, respectively as of December 31, 1998.

(12) Subsequent Events

  On February 4, 1999 the Company entered into an acquisition agreement with Voxware, Inc. to sell substantially all the assets of the Company for approximately $5.2 million. This transfer of assets occurred on February 18, 1999.

  Pursuant to this acquisition agreement, Verbex sold both tangible and intangible net assets of the Company used in connection with the conduct of the business described in Note 1 hereto. Included in the sale is all rights to the name Verbex Voice Systems, Inc. and variants thereof. Accordingly, upon closing of this sale, Verbex Voice Systems, Inc. will be renamed VVS Holdings, Inc. ("VVS Holdings"). VVS Holdings will continue operations not purchased by Voxware, Inc.

                                                                      APPENDIX A



                            ASSET PURCHASE AGREEMENT



                          dated as of February 4, 1999



                                 by and between



                           ASCEND COMMUNICATIONS, INC.



                                       and



                                  VOXWARE, INC.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----


ARTICLE I     SALE OF ASSETS AND CLOSING...................................  1
    1.1.      Assets......................................................   1
    1.2.      Liabilities.................................................   2
    1.3.      Purchase Price; Allocation..................................   3
    1.4.      Payment; Escrow; Closing....................................   3
    1.5.      Further Assurances; Post-Closing Cooperation................   4
    1.6.      Third-Party Consents........................................   5

ARTICLE II    REPRESENTATIONS AND WARRANTIES OF SELLER....................   5
    2.1.      Organization of Seller; No Subsidiaries.....................   5
    2.2.      Authority...................................................   6
    2.3.      No Conflicts................................................   6
    2.4       Governmental Approvals and Filings..........................   6
    2.5.      Absence of Changes..........................................   6
    2.6.      No Undisclosed Liabilities..................................   7
    2.7.      Taxes ......................................................   7
    2.8.      Legal Proceedings...........................................   8
    2.9.      Compliance With Laws and Orders.............................   8
    2.10.     Tangible Personal Property; Title...........................   8
    2.11.     Intellectual Property Rights................................   8
    2.12.     Contracts...................................................  10
    2.13.     Registrations...............................................  10
    2.14.     Employees...................................................  11
    2.15.     Brokers.....................................................  11
    2.16.     Proxy Statement.............................................  12
    2.17.     Opinion of Financial Advisor................................  12
    2.18.     Disclosure..................................................  12

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF PURCHASER.................  12
    3.1.      Organization................................................  12
    3.2.      Authority...................................................  12
    3.3.      No Conflicts................................................  13
    3.4.      Governmental Approvals and Filings..........................  13
    3.5.      Legal Proceedings...........................................  13
    3.6.      Brokers.....................................................  13

ARTICLE IV    COVENANTS OF SELLER.........................................  13
    4.1.      Regulatory and Other Approvals..............................  14
    4.2.      Investigation by Purchaser..................................  14
    4.3.      No Solicitations............................................  14
    4.4.      Conduct of Business.........................................  15
    4.5.      Employee Matters............................................  16
    4.6.      Certain Restrictions........................................  16
    4.7.      Proxy Statement.............................................  16
    4.8.      Stockholders Meeting........................................  17

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

    4.9.      Nonsolicitation; Noncompetition.............................  17
    4.10.     Confidentiality, Enforcement of Contracts...................  18
    4.11.     Lucent Agreement............................................  18
    4.12.     License Grants to Purchaser.................................  18
    4.13.     Notice and Cure.............................................  19
    4,14.     Fulfillment of Conditions...................................  20

ARTICLE V     COVENANTS OF PURCHASER......................................  20
    5.1.      Regulatory and Other Approvals..............................  20
    5.2.      Notice and Cure.............................................  21
    5.3.      Employee Matters............................................  21
    5.4.      Nonsolicitation of Employees................................  21
    5.5.      Fulfillment of Conditions...................................  21

ARTICLE VI    CONDITIONS TO OBLIGATIONS OF PURCHASER......................  22
    6.1.      Representations and Warranties..............................  22
    6.2.      Performance.................................................  22
    6.3.      Stockholder Approval........................................  22
    6.4.      Officers' Certificates......................................  22
    6.5.      Lack of Adverse Change......................................  22
    6.6.      Orders and Laws.............................................  22
    6.7.      Regulatory Consents and Approvals...........................  22
    6.8.      Third Party Consents........................................  23
    6.9.      Opinion of Counsel..........................................  23
    6.10.     Escrow Agreement............................................  23
    6.11.     Deliveries..................................................  23
    6.12.     Proceedings.................................................  23
    6.13.     License Agreement...........................................  23

ARTICLE VII   CONDITIONS TO OBLIGATIONS OF SELLER ........................  24
    7.1.      Representations and Warranties..............................  24
    7.2.      Performance.................................................  24
    7.3.      Officers' Certificates......................................  24
    7.4.      Orders and Laws.............................................  24
    7.5.      Regulatory Consents and Approvals...........................  24
    7.6.      Deliveries..................................................  24
    7.7.      Stockholder Approval........................................  24
    7.8.      Proceedings.................................................  25

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

ARTICLE VIII    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                COVENANTS AND AGREEMENTS .................................  25
    8.1.        Survival of Representations, Warranties, Covenants
                and Agreements ...........................................  25

ARTICLE IX      INDEMNIFICATION...........................................  25
    9.1.        Indemnification..........................................   25
    9.2.        Method of Asserting Claims................................  26

ARTICLE X       TERMINATION...............................................  29
    10.1.       Termination...............................................  29
    10.2        Effect of Termination.....................................  30
    10.3        Fees and Expenses.........................................  30
    10.4.       Late Payment of Fees......................................  31

ARTICLE XI      DEFINITIONS...............................................  32
    11.1.       Definitions...............................................  32

ARTICLE XII     MISCELLANEOUS.............................................  38
    12.1.       Notices...................................................  38
    12.2.       Entire Agreement..........................................  39
    12.3.       Public Disclosure.........................................  39
    12.4.       Confidentiality...........................................  39
    12.5.       Waiver....................................................  40
    12.6.       Amendment.................................................  40
    12.7.       No Third Party Beneficiary................................  40
    12.8.       No Assignment; Binding Effect.............................  40
    12.9.       Headings..................................................  40
    12.10.      Consent to Jurisdiction and Service of Process............  41
    12.11.      Invalid Provisions........................................  41
    12.12.      Governing Law.............................................  41
    12.13.      Counterparts..............................................  41

                            ASSET PURCHASE AGREEMENT

        This ASSET PURCHASE AGREEMENT dated as of February 4, 1999 is made and entered into by and between ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Purchaser"), and VOXWARE, INC., a Delaware corporation ("Seller"). Capitalized terms not otherwise defined herein have the meanings set forth in Section 11.1.

                                    RECITALS

        A. Seller is engaged in, among other things, the business of developing and commercializing digital speech communications technologies based on speech coding algorithms (the "Business"); and

        B. Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from Seller, certain of the assets of Seller relating to the operation of the Business, and in connection therewith, Purchaser has agreed to assume certain of the liabilities of Seller relating to the Business, all on the terms set forth herein.

                                    AGREEMENT

                                    ARTICLE I
                           SALE OF ASSETS AND CLOSING

1.1 Assets.

     (a) Assets Transferred. On the terms and subject to the conditions set forth in this Agreement, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all Liens other than Permitted Liens, all of Seller's right, title and interest in, to and under the following Assets and Properties of Seller as the same shall exist on the Closing Date (collectively, the "Assets"); provided, however, that certain of the Assets identified in Schedule 1.1(a)(ii) shall be subject to a license agreement between Purchaser and Seller, substantially in the form attached hereto as Exhibit A (the "License Agreement"):

                (i) Tangible Personal Property. All furniture, fixtures, equipment, machinery and other tangible personal property listed in Schedule 1.1(a)(i), including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person (the "Tangible Personal Property");

                (ii) Intangible Personal Property. All Intellectual Property (including Seller's goodwill therein) and all rights, privileges, claims, causes of action and options relating or pertaining to the Assets listed in Schedule 1.1(a)(ii) (the "Intangible Personal Property");

                (iii) Contracts. All Contracts listed on Schedule 1.1(a)(iii) (the "Business Contracts");

                (iv) Immigration Cases. All rights of Seller under immigration cases, including petitions and applications pending before governmental agencies such as the Immigration and Naturalization Service, Department of Labor or State Department, filed by Seller on behalf of each of David Campana, Xiaoqin Sun, Epiphany Vera and Robert Zopf, unless such individual has not become an employee of Purchaser as of the Closing Date (the "Immigration Cases"); and

                (v) Registrations. All Registrations and applications for Registrations listed in Schedule 1.1(a)(v) (the "Business Registrations").

     (b) Excluded Assets. Notwithstanding anything in this Agreement to the contrary, all assets of the Seller not listed in Section 1.1(a) shall be "Excluded Assets."


1.2 Liabilities.

     (a) Assumed Liabilities. In connection with the sale, transfer, conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due the following obligations of Seller, as the same shall exist on the Closing Date (the "Assumed Liabilities"), and no others:

                (i) Obligations under Contracts and Registrations. All obligations of Seller under the Business Contracts and the Business Registrations arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date;

                (ii) Obligations under Immigration Cases. All obligations of Seller under the Immigration Cases, to the extent transferred and assigned to Purchaser hereunder; and

                (iii) Obligations for Transfer Taxes. All obligations of Seller for the Transfer Taxes.

     (b) Retained Liabilities. Except for the Assumed Liabilities, Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities of Seller (including, without limitation, Liabilities related to the Business and Liabilities of Seller owed to the Employees through the Closing Date, including obligations for salary, commissions, bonus compensation, payroll, taxes, fringe benefits and severance pay) of any kind, character or description whatsoever (the "Retained Liabilities").

     (c) Defenses. Nothing herein shall be deemed to deprive Purchaser of any defenses, set-offs or counterclaims that Seller may have had with respect to any of the Assumed Liabilities. Effective as of the Closing, Seller agrees to assign, transfer and convey to Purchaser all such defenses, set-offs and counterclaims and agrees to cooperate with Purchaser to maintain, secure, perfect and enforce such defenses, set-offs and counterclaims, including the execution of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by Purchaser in connection with such defenses, set-offs and counterclaims.

1.3 Purchase Price; Allocation.

     (a) Purchase Price. The aggregate purchase price for the Assets and for the covenant of Seller contained in Section 4.9 is $5,100,000 (the "Purchase Price"), payable in the manner provided in Section 1.4.

     (b) Allocation of Purchase Price. The allocation of the consideration paid by Purchaser for the Assets and for the covenant of Seller contained in Section
4.9 shall be as set forth in Schedule 1.3(b). Neither Purchaser or Seller will take a position on any income, transfer or gains Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation.

1.4 Payment; Escrow; Closing.

     (a) Purchaser has, prior to the date of this Agreement, paid Seller $204,000 of the Purchase Price. Purchaser will pay Seller $4,146,000 of the Purchase Price at Closing. The remaining $750,000 of the Purchase Price shall be held in escrow in connection with the provisions set forth in Article IX, pursuant to an escrow agreement (the "Escrow Agreement") to be entered into as of the Closing Date by Seller, Purchaser and an escrow agent mutually acceptable to Seller and Purchaser (the "Escrow Agent").


     (b) The Closing will take place at the offices of Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California or at such other place as Purchaser and Seller mutually agree, at 10:00 a.m. local time, on the Closing Date. Simultaneously, (a) Seller will assign and transfer to Purchaser good and valid title in and to the Assets (free and clear of all Liens, other than Permitted Liens) by delivery of (i) a General Assignment and Bill of Sale substantially in the form of Exhibit B hereto (the "General Assignment"), duly executed by Seller, (ii) an assignment of the Intellectual Property in form and substance reasonably satisfactory to Purchaser, (iii) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Purchaser's counsel, as shall be effective to vest in Purchaser good title to the Assets (the General Assignment and the other instruments referred to in clauses (ii) and (iii) being collectively referred to herein as the "Assignment Instruments"), and (b) Purchaser will assume from Seller the due payment, performance and discharge of the Assumed Liabilities by delivery of (i) an Assumption Agreement substantially in the form of Exhibit C hereto (the "Assumption Agreement"), duly executed by Purchaser, and (ii) such other good and sufficient instruments of assumption, in form and substance reasonably acceptable to Seller's counsel, as shall be effective to cause Purchaser to assume the Assumed Liabilities as, and to the extent provided in,
Section 1.2(a) (the Assumption Agreement and such other instruments referred to in clause (ii) being collectively referred to herein as the "Assumption Instruments"). At the Closing, there shall also be delivered to Seller and Purchaser the opinions, certificates and other contracts, documents and instruments required to be delivered under Articles VI and VII.

1.5 Further Assurances; Post-Closing Cooperation.

     (a) At any time or from time to time after the Closing, at Purchaser's request and without further consideration, Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Assets, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Assets and to assist Purchaser in exercising all rights with respect thereto, and otherwise to cause Seller to fulfill its obligations under this Agreement and the Operative Agreements.

     (b) Effective on the Closing Date, Seller hereby constitutes and appoints Purchaser the true and lawful attorney of Seller, with full power of substitution, in the name of Seller or Purchaser, but on behalf of and for the benefit of Purchaser: (i) to demand and receive from time to time any and all the Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all Actions or Proceedings that Purchaser may deem proper in order to assert or enforce any claim, right or title of any kind in or to the Assets; (iii) to defend or compromise any or all Actions or Proceedings in respect of any of the Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Purchaser shall deem desirable. Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Seller shall deliver to Purchaser at Closing an acknowledged power of attorney to the foregoing effect executed by Seller. Purchaser shall indemnify and hold harmless Seller from any and all Losses caused by or arising out of any breach of Law by Purchaser in its exercise of such power of attorney.

     (c) Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Assets in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement,
(iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any Indemnified Party or (v) in connection with any actual or threatened Action or Proceeding involving the party seeking access or the Assets. Further each party agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) business day period after such offer is made.

     (d) If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Assets not referred to in paragraph (c) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense. Any information obtained by Seller or Purchaser in accordance with this paragraph shall be held confidential by Seller or Purchaser as the case may be in accordance with Section 12.4.

     1.6 Third-Party Consents. To the extent that any Business Contract or Business Registration is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. Seller and Purchaser shall use their best efforts to obtain the consent of such other party to the assignment of any such Business Contract or Business Registration to Purchaser in all cases in which such consent is or may be required for such assignment. If any such consent shall not be obtained, Seller shall cooperate with Purchaser in any reasonable arrangement designed to provide for Purchaser the benefits intended to be assigned to Purchaser under the relevant Business Contract or Business Registration, including enforcement at the cost and for the account of Purchaser of any and all rights of Seller against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise. If and to the extent that such arrangement cannot be made, Purchaser shall have no obligation pursuant to
Section 1.2 or otherwise with respect to any such Business Contract or Business Registration. The provisions of this Section 1.6 shall not affect the right of Purchaser not to consummate the transactions contemplated by this Agreement if the condition to its obligations hereunder contained in Section 6.8 has not been fulfilled.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER


Subject to and except for the information that is set forth on a list of exceptions, identified by the section of this Article II to which they pertain and contained in the Disclosure Schedule attached hereto, Seller hereby represents and warrants to Purchaser as follows:

      2.1 Organization of Seller; No Subsidiaries. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has full corporate power and authority to conduct the Business as and to the extent now conducted and to own and use the Assets. Seller is duly qualified or licensed to do business as a foreign corporation in each state of the United States and each foreign jurisdiction in which it is required to be so qualified or licensed, except where the failure to be so qualified or licensed would not have a material adverse effect on the Assets. Seller does not own any equity interest, directly or indirectly, in any corporation, partnership, limited liability company, joint venture, business trust or other entity, whether incorporated or not, that is engaged in any aspect of the Business or owns or has rights with respect to the Assets.

      2.2 Authority. Seller has full corporate power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Assets. The execution and delivery by Seller of this Agreement and the Operative Agreements to which it is a party have been duly and validly authorized by the Board of Directors of Seller. The performance by Seller of its obligations under this Agreement and the Operative Agreements have been or will be duly and validly authorized by the stockholders of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Operative Agreements to which Seller is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with the terms of this Agreement and the Operative Agreements.

      2.3 No Conflicts. The execution and delivery by Seller of this Agreement does not, and the execution and delivery by Seller of the Operative Agreements to which it is a party, the performance by Seller of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Seller;

     (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 2.4 of the Disclosure Schedule, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Seller or any of the Assets; or

     (c) except as disclosed in Section 2.3 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Seller or any of the Assets under, any Contract or License to which Seller is a party or by which any of the Assets are bound.

      2.4 Governmental Approvals and Filings. Except as disclosed in Section 2.4 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

      2.5 Absence of Changes. Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date, since September 30, 1998, there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Condition of the Business or in the Assets or Assumed Liabilities. Without limiting the foregoing, except as disclosed in Section 2.5 of the Disclosure Schedule, since September 30, 1998, there has not occurred any of the following:

                (i) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the Assets;

                (ii) any acquisition or any sale, assignment, transfer, license or other disposition of any of the Assets, other than in the ordinary course of business consistent with past practice; or any creation or incurrence of a Lien, other than a Permitted Lien, on any Assets;

                (iii) any amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to any Business Contract or any Business Registration;

                (iv) any entering into of a Contract to do or engage in any of the foregoing after the date hereof; or

                (v) any other transaction involving, or development affecting, the Business or the Assets outside the ordinary course of business consistent with past practice.

      2.6 No Undisclosed Liabilities. Except for Permitted Liens or as disclosed in Section 2.6 of the Disclosure Schedule, there are no Liabilities against, relating to or affecting any of the Assets.

      2.7 Taxes.

          (a) Tax Returns. All Tax Returns relating to the Business or the Assets required to be filed by Seller have been duly filed on a timely basis and such Tax Returns are true, correct and complete in all respects. All Taxes relating to the Business and the Assets owed by Seller (whether or not shown on any Tax Return) have been paid. No claim has ever been made by any Governmental or Regulatory Authority in a jurisdiction where Seller does not file Tax Returns that the Seller is or may be subject to taxation by that jurisdiction. There are no liens or security interests on any of the Assets with respect to Taxes, other than liens for Taxes not yet due and payable.


          (b) No Other Tax Audits and No Tax Deficiencies. Except as set forth in Section 2.7(b) of the Disclosure Schedule, Seller's Tax Returns relating to the Business or the Assets have never been audited by any Governmental or Regulatory Authority, nor is any such audit in process, pending or , to Seller's Knowledge, threatened (either in writing or verbally, formally or informally). No deficiencies exist (whether or not asserted by any Governmental or Regulatory Authority) or have been asserted (either in writing or verbally, formally or informally) or are expected to be asserted with respect to Taxes of Seller relating to the Business and the Assets. Seller has not received notice (either in writing or verbally, formally or informally) and does not expect to receive notice that it has not filed a Tax Return or paid Taxes required to be filed or paid by it with respect to and including its taxable income or activities relating to the Business or the Assets. Seller is not a party to any action or proceeding for assessment or collection of Taxes, nor has such an action or proceeding been asserted or, to Seller's Knowledge, threatened (either in writing or verbally, formally or informally) against Seller or the Assets.

      2.8 Legal Proceedings. Except as disclosed in Section 2.8 of the Disclosure Schedule:

     (a) there are no Actions or Proceedings pending or, to the Knowledge of Seller, threatened that relate to or affect the Business, the Assets or the Assumed Liabilities, including but not limited to Actions or Proceedings that could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a material diminution of the benefits contemplated by this Agreement or any of the Operative Agreements;

     (b) there are no facts or circumstances Known to Seller that could reasonably be expected to give rise to any Action or Proceeding that would be required to be disclosed pursuant to clause (a) above; and

     (c) there are no Orders outstanding against Seller with respect to the Business, the Assets or the Assumed Liabilities.

     2.9 Compliance With Laws and Orders. Except as disclosed in Section 2.9 of the Disclosure Schedule, Seller is not, nor has it at any time within the last five (5) years been, nor has it received any notice that it is or has at any time within the last five (5) years been, in violation of or in default under, in any material respect, any Law or Order applicable to the Business or the Assets.

     2.10 Tangible Personal Property; Title.

     (a) Seller is in possession of, and has good and marketable title to, all the Tangible Personal Property. All the Tangible Personal Property is free and clear of all Liens, other than Permitted Liens and Liens disclosed in Section
2.10 of the Disclosure Schedule, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

     (b) At the Closing, Seller will sell, convey, assign, transfer and deliver to Purchaser good, valid and marketable title and all the Seller's right and interest in and to all of the Assets, free and clear of any Liens except for Permitted Liens.

     2.11 Intellectual Property Rights.

     (a) Seller owns all right, title and interest in and to all of the Intangible Personal Property (other than the Third Party Technology, as defined below), free and clear of all claims and Liens (including without limitation distribution rights). All Intellectual Property of third parties ("Third Party Technology") contained in the Intangible Personal Property is subject to Third Party Licenses (as defined below), each of which is valid and enforceable and in full force and effect, and which grant Seller such rights to Third Party Technology as are necessary to unrestricted utilization of the Intangible Personal Property.

     (b) Section 2.11(b) of the Disclosure Schedule contains a list of all licenses and other agreements with third parties (the "Third Party Licenses") relating to any Third Party

Technology that Seller is licensed or otherwise authorized by such third parties to incorporate into the Intangible Personal Property.

     (c) All of Seller's trademark or tradename registrations related to the Assets and all of Seller's copyrights in any of the Assets are valid and in full force and effect; and consummation of the transactions contemplated hereby, except as contemplated hereby, will not alter or impair any such rights.

     (d) Except as disclosed in Section 2.11(d) of the Disclosure Schedule, no claims have been asserted against Seller (and Seller is not aware of any claims that are likely to be asserted against Seller or which have been asserted against others) by any person challenging Seller's use or distribution of any patents, trademarks, trade names, copyrights, trade secrets, software, technology, know-how or processes related to the Assets (including, without limitation, the Third Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including, without limitation, the Third Party Licenses). To the Knowledge of Seller, there is no valid basis for any claim of the type specified in the immediately preceding sentence that could in any material way relate to or interfere with the continued enhancement and exploitation by Purchaser of any of the Assets.

     (e) To the Knowledge of Seller, none of the Assets or the use of the Intangible Personal Property by Seller in the conduct of the Business infringes on the rights of, constitutes misappropriation of, or involves unfair competition with respect to, any proprietary information or intangible property right of any third person or entity, including without limitation any patent, trade secret, copyright, trademark or trade name.

     (f) Except as disclosed in Section 2.11(f) of the Disclosure Schedule, Seller has not granted any third party any right or license to manufacture, reproduce, distribute, market or exploit any of the Intangible Personal Property or any adaptations, translations, or derivative works based on the Intangible Personal Property or any portion thereof

     (g) All designs, drawings, specifications, source code, object code, documentation, flow charts and diagrams incorporating, embodying or reflecting any of the Intangible Personal Property at any stage of their development were written, developed and created solely and exclusively by employees of Seller without the assistance of any third party, or were created by third parties who assigned ownership of their rights to Seller in valid and enforceable agreements, which are included in the Business Contracts to be assigned and transferred to Purchaser hereunder. Seller has at all times used commercially reasonable efforts to treat the Intangible Personal Property as containing trade secrets and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such trade secrets by release thereof into the public domain.

     (h) To the Knowledge of Seller, each person currently or formerly employed by Seller (including independent contractors, if any) that has or had access to confidential information of Seller relating to the Intangible Personal Property has executed a confidentiality and non-disclosure agreement in the form previously provided to counsel for Purchaser. Such confidentiality and non-disclosure agreements constitute valid and binding obligations of Seller and, to Seller's Knowledge, such person, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles or the exercise of judicial discretion in accordance with such principles.

     (i) No product liability or warranty claim with respect to any products related to the Business has been communicated to or overtly threatened against Seller nor, to the Knowledge of Seller, is there any specific situation, set of facts or occurrence that provides a basis for any such claim.

     2.12 Contracts.

     (a) Section 2.12(a) of the Disclosure Schedule contains a true and complete list of each Contract or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been delivered to Purchaser prior to the execution of this Agreement) in any way affecting the Business, the Assets or the Assumed Liabilities.

     (b) Each Business Contract required to be disclosed in Section 2.12(a) of the Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of Seller and, to Seller's Knowledge, of each other party thereto; and except as disclosed in Section 2.12(b) of the Disclosure Schedule neither Seller nor, to the Knowledge of Seller, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any material respect.

    (c) Except as disclosed in Section 2.12(c) of the Disclosure Schedule, the execution, delivery and performance by Seller of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (a) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (b) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (c) result in the creation or imposition of any Lien upon Seller or any of the Assets under, any Business Contract.

    2.13 Registrations Section 2.13 of the Disclosure Schedule contains a true and complete list of all Registrations used or held for use in the Business (including all pending applications for such Registrations), setting forth the grantor, the grantee, the function and the expiration and renewal date of each. Prior to the execution of this Agreement, Seller has delivered to Purchaser true and complete copies of all such Registrations. Except as disclosed in Section 2.13 of the Disclosure Schedule:

        (i) Seller owns or validly holds all Registrations that are material, individually or in the aggregate, to the Business;

        (ii) each Business Registration is valid, binding and in full force and effect;

        (iii) Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any Business Registration; and

        (iv) the execution, delivery and performance by Seller of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (a) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (b) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (c) result in the creation or imposition of any Lien upon Seller or any of the Assets under, any Business Registration.

     2.14 Employees

     (a) Section 2.14(a) of the Disclosure Schedule contains a list of the name of each employee employed in the Business at the date hereof (an "Employee"), together with such Employee's position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such Employee in effect on such date.

     (b) Except as disclosed in Section 2.14(b) of the Disclosure Schedule, (i) no Employee is currently a member of a collective bargaining unit and, to the Knowledge of Seller, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the Employees, and (ii) no unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five (5) years against Seller with respect to the conduct of the Business before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental or Regulatory Authority. During the last five (5) years, there has been no work stoppage, strike or other concerted action by employees of Seller engaged in the Business. During that period, Seller has complied in all material respects with all applicable Laws relating to the employment of the Seller's employees, including, without limitation those relating to wages, hours and collective bargaining.

     2.15 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Seller directly with Purchaser without the intervention of any Person on behalf of Seller in such manner as to give rise to any valid claim by any Person against Purchaser for a finder's fee, brokerage commission or similar payment except for amounts owed by Seller to Ladenberg for services that Ladenberg rendered in connection with the transactions contemplated by this Agreement.

     2.16 Proxy Statement. The information supplied by Seller for inclusion in the proxy statement (the "Proxy Statement") to be sent to the stockholders of Seller in connection with the special meeting of Seller's stockholders to consider this Agreement (the "Seller Stockholders Meeting") shall not, on the date the Proxy Statement is first mailed to stockholders of Seller or at the time of the Seller Stockholders Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement, in light of the circumstances under which they were made, not misleading.

     2.17 Opinion of Financial Advisor. The financial advisor to Seller has delivered to Seller an opinion dated as of or immediately prior to the date of this Agreement to the effect that the transactions contemplated by this Agreement are fair from a financial point of view to Seller's stockholders.

     2.18 Disclosure. No representation or warranty contained in this Agreement, and no statement contained in the Disclosure Schedule or in any certificate, list or other writing furnished to Purchaser pursuant to any provision of this Agreement, in each case relating to the Assets, Assumed Liabilities or the Business, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

     3.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has full corporate power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

     3.2 Authority. The execution and delivery by Purchaser of this Agreement and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

     3.3 No Conflicts. The execution and delivery by Purchaser of this Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Purchaser;

     (b) subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Schedule 3.4 hereto, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties; or

     (c) except as disclosed in Schedule 3.3 hereto, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its Assets or Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

    3.4 Governmental Approvals and Filings. Except as disclosed in Schedule 3.4 hereto, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

    3.5 Legal Proceedings. There are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

    3.6 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with Seller without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against Seller for a finder's fee, brokerage commission or similar payment.

                                   ARTICLE IV
                               COVENANTS OF SELLER

    Seller covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified herein or, if no period is specified herein, indefinitely, Seller will comply with all covenants and provisions of this Article IV, except to the extent Purchaser may otherwise consent in writing.

    4.1 Regulatory and Other Approvals. Seller will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Seller to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Sections 2.3 and 2.4 of the Disclosure Schedule, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Purchaser as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements. Seller will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

     4.2 Investigation by Purchaser. Subject to Section 12.4 hereof, Seller will
(a) provide Purchaser and its officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (collectively, "Representatives") with full access, upon reasonable prior notice and during normal business hours, to the Employees and such other officers, employees and agents of Seller who have any responsibility for the conduct of the Business, to Seller's accountants and to the Assets, and (b) furnish Purchaser and its Representatives with all such information and data concerning the Business, the Assets and the Assumed Liabilities as Purchaser or any of such other Persons reasonably may request in connection with such investigation.

     4.3 No Solicitations. Seller will not take, nor will it permit any Affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the Business or permitting access to the Assets and Books and Records of Seller) any Acquisition Proposal (as hereinafter defined); provided, however, that if, at any time prior to obtaining stockholder approval of the Transaction, Seller's Board of Directors determines in reasonable good faith, with the advice of outside counsel, that it would be a violation of its fiduciary duties to Seller's stockholders under applicable law not to do so, Seller may, in response to a Superior Proposal (as hereinafter defined), furnish information to and participate in negotiations with the third party making such Superior Proposal. For purposes of this Agreement, "Acquisition Proposal" means any inquiry, proposal, offer, discussions or negotiations looking toward (i) an acquisition of Seller or any material amount of stock or assets of Seller (other than in the ordinary course of business consistent with past practice) or all or substantially all of the assets of Seller related to the Business, (ii) a merger, consolidation, share exchange or other business combination transaction with or involving Seller, or (iii) an option or right to effect any transaction within the scope of the foregoing clauses (i) or (ii). For purposes of this Agreement, a "Superior Proposal" means a bona fide Acquisition Proposal from a third party on terms which Seller's Board of Directors determines in its reasonable good faith judgment (after consultation with Ladenburg Thalmann or another independent investment banking adviser of nationally recognized reputation) to be more favorable from a financial point of view to Seller's stockholders than the transactions contemplated by this Agreement and for which financing, to the extent required, is then committed or reasonably capable of being obtained by such third party. Seller shall notify Purchaser no later than twenty-four (24) hours after receipt by Seller (or its advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of Seller by any person or entity that informs such party that it is considering making, or has made, a Acquisition Proposal (the "Competing Offeror"). Such notice to Purchaser shall be made orally and in writing and shall indicate in reasonable detail the identity of the Competing Offeror and the terms and conditions of such proposal, inquiry or contact. Seller shall notify Purchaser of the occurrence and substance of any discussions held with any such Competing Offeror within twenty-four (24) hours of the occurrence of such discussions. Seller shall notify Purchaser at least forty-eight (48) hours prior to accepting or agreeing to a Superior Proposal or making any public announcement of its intention to do so or to recommend a Superior Proposal to its stockholders or to withdraw its recommendation for approval of this Agreement and the transactions contemplated herein or to engage in a Superior Proposal.

    4.4 Conduct of Business. Subject to the restrictions set forth in Section 4.6, prior to the Closing Seller will operate the Business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, Seller will:

     (a) use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Business, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the Employees, (iii) take all necessary steps to preserve, and avoid any loss of rights to, the Intellectual Property relating to or pertaining to the Assets. and (iv) maintain the Assets in good working order and condition, ordinary wear and tear excepted;

     (b) except to the extent required by applicable Law or the SEC, (i) cause the Business Books and Records to be maintained in the usual, regular and ordinary manner and (ii) not permit any material change in any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of Seller that would adversely affect the Business, the Assets or the Assumed Liabilities;

     (c) comply, in all material respects, with all Laws and Orders applicable to the Business and promptly following receipt thereof to give Purchaser copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order.

     (d) deliver copies to Purchaser of all Registration applications and other filings made by Seller in connection with the operation of the Business after the date hereof and before the Closing Date with any Governmental or Regulatory Authority.

    4.5 Employee Matters. Seller recognizes that Purchaser may make offers of employment to, and may employ at its sole discretion, the Employees listed on
Schedule 4.5 (the "Designated Employees") hereto prior to the Closing. Seller will release any Designated

Employee hired by Purchaser from any and all obligations, including obligations of confidentiality, owed to Seller relating to the Assets or the Business. Promptly following the date of this Agreement, Seller will provide Purchaser with all contact information in the possession of Seller for all prior employees of Seller that were employed in the Business or worked with the Assets.

     4.6 Certain Restrictions. Seller will refrain from, without the prior written consent of Purchaser, which will not be unreasonably withheld:

     (a) except in accordance with those valid and binding license agreements identified in Section 2.11(f) of the Disclosure Schedule, selling, assigning, transferring, licensing or otherwise disposing of any of the Assets or creating or incurring any Lien, other than a Permitted Lien, on any of the Assets;

     (b) amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any Business Contract or any material Business Registration;

     (c) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any Business Contract or any Business Registration;

     (d) waiving or releasing any right or claim related to the Assets; and

     (e) entering into any Contract to do or engage in any of the foregoing.

    4.7 Proxy Statement. As promptly as practicable after the execution of this Agreement, Seller shall prepare and file with the SEC the Proxy Statement. Seller shall use all reasonable efforts to obtain the approval of the SEC to circulate the Proxy Statement as soon after such filing as reasonably practicable. If at any time prior to the Closing Date any event relating to Seller or any of its Affiliates, officers or directors should be discovered by Seller which should be set forth in a supplement to the Proxy Statement, Seller shall promptly inform Purchaser and shall prepare and provide such supplement to its stockholders. Unless Seller's Board of Directors determines in reasonable good faith after consultation with outside corporate counsel that to do so would be contrary to the fiduciary duties of Seller's Board of Directors to Seller's stockholders under applicable law, the Proxy Statement shall include the recommendation of Seller's Board of Directors in favor of approval and adoption of this Agreement and the Operative Agreements and the transactions contemplated herein and therein.

    4.8 Stockholders Meeting. Seller shall call and hold the Seller Stockholders Meeting as promptly as practicable after the date hereof for the purpose of voting upon the adoption of this Agreement and the approval of the transactions contemplated herein. Unless Seller's Board of Directors determines in reasonable good faith after consultation with outside corporate counsel that to do so would be contrary to the fiduciary duties of Seller's Board of Directors to Seller's stockholders under applicable law, Seller's Board of Directors shall recommend that Seller stockholders vote in favor of the adoption of this Agreement and the approval of the transactions contemplated herein, and Seller shall otherwise use all reasonable efforts, including but not limited to participating in presentations to stockholders, to obtain the requisite approval of Seller stockholders. Seller agrees to retain a proxy solicitor to assist Seller in obtaining the requisite approval of Seller stockholders if, in the reasonable estimation of Purchaser, a proxy solicitor will make a material difference in Seller's ability to obtain such approval.

    4.9 Nonsolicitation; Noncompetition

     (a) Seller will, for a period of three (3) years from the Closing Date, refrain from, either alone or in conjunction with any other Person, or directly or indirectly through its present or future Affiliates:

                (i) employing, engaging or seeking to employ or engage any Employee hired by Purchaser, without the prior written consent of Purchaser; and

                (ii) participating or engaging, as owner, partner, stockholder, joint venturer, consultant or licensor, or in any capacity whatsoever become financially interested (other than through the ownership of 5% or less of any class of securities registered under the Securities Exchange Act of 1934, as amended) in any business developing or commercializing technologies or products in the following areas or any business providing consulting services relating to any of the following areas: (i) voice coders for real-time interactive applications, (ii) noise filters, (iii) echo cancellers, (iv) packet loss recovery, (v) voice over IP/FR/ATM gateways, access devices and backbone transport, (vi) software to support gateways described in (v) or other packet-to-circuit products, and (vii) any other packet-to-circuit voice/video gateways.

        (b) Seller agrees that the time period provided for and the geographical area and the areas of business encompassed by the covenants contained in this Section are necessary and reasonable in order to protect the Purchaser in the utilization of the Assets.

       (c) The parties hereto recognize that the Laws and public policies of the various states of the United States may differ as to the validity and enforceability of covenants similar to those set forth in this Section. It is the intention of the parties that the provisions of this Section be enforced to the fullest extent permissible under the Laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforceability (or the modification to conform to such Laws or policies) of any provisions of this Section shall not render unenforceable, or impair, the remainder of the provisions of this Section. Accordingly, if any provision of this Section shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction.

        (d) The parties hereto acknowledge and agree that any remedy at Law for any breach of the provisions of this Section would be inadequate, and Seller hereby consents to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

     4.10 Confidentiality; Enforcement of Contracts. Except as expressly permitted under this Agreement or the License Agreement and except in accordance with those valid and binding license agreements identified in Section 2.11(f) of the Disclosure Schedule, Seller agrees that it will not make use of, disseminate or in any way disclose any information relating to or included in the Assets, including but not limited to the software, know-how, trade secrets and algorithms included in the Assets. Seller will immediately give notice to Purchaser of any unauthorized use or disclosure of such information. Seller also agrees that Seller will enforce any Contracts of Seller that are not assumed by Purchaser hereunder so as to preserve the value of the Assets, including but not limited to (a) Contracts with employees and consultants relating to confidentiality and ownership matters related to the Assets and (b) Contracts with other Persons pursuant to which Seller has granted rights relating to the Assets to such Persons.

     4.11 Lucent Agreement. At Purchaser's request following the Closing, Seller will use reasonable commercial efforts and will cooperate with Purchaser to assign to Purchaser that certain Agreement between Seller and Lucent Technologies, Inc. ("Lucent") dated August 4, 1997. Any additional fees that Lucent requires to assign said agreement will be paid by Purchaser.

     4.12 License Grants to Purchaser.

     (a) Seller will give Purchaser immediate access to the source code and object code for Seller's technologies known as TNT, RT24 and AES/AEC for Windows 95 and NT 4.0 platforms, and Seller hereby grants Purchaser a royalty free, worldwide license to use this source and object code internally, to develop derivative works thereof (other than derivative works that change the bit-stream or bit-rate of these technologies) and to sublicense end users to use, for beta test purposes only, this object code and derivatives thereof contained within products developed, manufactured or distributed by Purchaser. To the extent that Purchaser does not enter into a license agreement pursuant to (b) or (c) below, then the license granted under this subsection (a) will immediately terminate and Purchaser shall return to Seller or destroy all copies of such technologies in its possession.

     (b) In the event this Agreement is terminated pursuant to Section 10.1(a) and Purchaser wishes to continue to use Seller's technologies known as TNT, RT24 and AES/AEC, then Seller promptly will grant to Purchaser a license at the prices listed in the table in subsection (c) and consistent with the other license terms set forth in subsection (c). The other terms of this license will be negotiated in good faith by Purchaser and Seller.

     (c) In the event this Agreement is terminated pursuant to any subsection of
Section 10.1 other than Section 10.1(a) or Section 10.1(h), Seller promptly shall sell and Purchaser in its sole discretion and at its option may buy a perpetual, non-exclusive, worldwide license for up to five of Seller's technologies listed in the table below, including source code and related tools and documentation, for the prices listed in the table below. This license shall permit Purchaser to use source and object code for the licensed technologies internally, to develop derivative works thereof (other than derivative works that change the bit-stream or bit-rate of these technologies), to distribute and sublicense object code versions of these technologies where these object code versions are distributed or sublicensed only within other products developed, manufactured or distributed by Purchaser, and to sublicense source code versions of these technologies for the sole purpose of permitting customers to maintain these technologies, consistent with Ascend's normal practices for sublicensing its source code. Other terms of this license will be negotiated in good faith by Purchaser and Seller. Additionally, with the written consent of Seller, Purchaser may purchase a license to any additional technologies of Seller listed on the following table, including source code and related tools and documentation for the prices listed in the table below.

--------------------------------------------------------------------------------
     Seller Technologies                                             Prices
--------------------------------------------------------------------------------
     Transparent coder                                             $175,000
--------------------------------------------------------------------------------
     Variable Rate coder                                           $175,000
--------------------------------------------------------------------------------
     Endpoint RT24                                                 $ 20,000
--------------------------------------------------------------------------------
     AEC/AES                                                       $150,000
--------------------------------------------------------------------------------
     Noise Filter                                                  $150,000
--------------------------------------------------------------------------------
     Packet Loss Recovery                                          $150,000
--------------------------------------------------------------------------------
     AGC                                                           $ 50,000
--------------------------------------------------------------------------------
     TNT                                                           $ 50,000
--------------------------------------------------------------------------------

     (d) Commencing on the Closing Date, Seller grants Purchaser a royalty free, worldwide non-exclusive license (with the right to sublicense) under Seller's rights under Application for United States Patent serial number 08/943,515 "Voice Transformation System and Method Using Frequency Domain Spectral Warping" (and all patents issuing thereunder and all continuations, continuations in part, divisionals, reissues and foreign counterparts thereof) solely for the purposes of making, using and selling products for voice over IP applications.

    4.13 Notice and Cure. Seller will notify Purchaser in writing of, and contemporaneously will provide Purchaser with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes

Known to Seller, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Seller under this Agreement to be breached or that renders or will render untrue any representation or warranty of Seller contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Seller also will notify Purchaser in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach, as soon as practicable after it becomes Known to Seller, of any representation, warranty, covenant or agreement made by Seller in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section (i) shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or (ii) shall in any way limit Purchaser's right to seek indemnity under Article IX.

     4.14 Fulfillment of Conditions. Seller will execute and deliver at the Closing each Operative Agreement that Seller is required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.


                                    ARTICLE V
                             COVENANTS OF PURCHASER

    Purchaser covenants and agrees with Seller that, at all times from and after the date hereof until the Closing, Purchaser will comply with all covenants and provisions of this Article V, except to the extent Seller may otherwise consent in writing.

    5.1 Regulatory and Other Approvals. Purchaser will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Schedules 3.3 and 3.4 hereto, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Seller or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Seller as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Seller to consummate the transactions contemplated hereby and by the Operative Agreements. Purchaser will provide prompt notification to Seller when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Seller of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

    5.2 Notice and Cure. Purchaser will notify Seller in writing of, and contemporaneously will provide Seller with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Purchaser, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. Purchaser also will notify Seller in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach, as soon as practicable after it becomes known to Purchaser, of any representation, warranty, covenant or agreement made by Purchaser in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Seller's right to seek indemnity under Article IX.

    5.3 Employee Matters. Prior to the Closing Date, Purchaser may make offers of employment (to be effective prior to, on or after the date of this Agreement) to such Designated Employees as it shall determine in its sole discretion. Purchaser may condition such offers upon consummation of the transactions contemplated herein. All employment arrangements between Purchaser and any Designated Employee will be negotiated directly between Purchaser and such Designated Employee; provided, however, that Purchaser agrees that it will pay to each Designated Employee that it hires as an employee of Purchaser a signing bonus of $5,000.

    5.4 Nonsolicitation of Employees. If this Agreement is terminated pursuant to Section 10.1, Purchaser will, for a period of six (6) months from the date of such termination, refrain from, either alone or in conjunction with any other Person, or directly or indirectly through its present or future Affiliates, employing, engaging or seeking to employ or engage any employee of Seller as of the date of such termination, unless such employee (a) resigns voluntarily from Seller (without any solicitation from Purchaser or any of its Affiliates) or (b) is terminated by Seller or any of its Affiliates after the date of such termination.

    5.5 Fulfillment of Conditions. Purchaser will execute and deliver at the Closing each Operative Agreement that Purchaser is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Seller contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                   ARTICLE VI
                     CONDITIONS TO OBLIGATIONS OF PURCHASER

    The obligations of Purchaser hereunder to purchase the Assets and to assume and to pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

    6.1 Representations and Warranties. Each of the representations and warranties made by Seller in this Agreement shall be true and correct in all material respects (without regard for any materiality qualifiers contained therein) on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

    6.2 Performance. Seller shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Seller at or before the Closing.

   6.3 Stockholder Approval. This Agreement and the Operative Agreements, and the transactions contemplated herein and therein, shall have been approved by the stockholders of Seller as required in the Seller's charter documents or by relevant statute and law.

    6.4 Officers' Certificates. Seller shall have delivered to Purchaser a certificate, dated the Closing Date and executed by the Chairman of the Board or the President of Seller, substantially in the form and to the effect of Exhibit D hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Seller, substantially in the form and to the effect of Exhibit E hereto.

    6.5 Lack of Adverse Change. Since the date of this Agreement, there has not occurred any incident or event that, individually or in the aggregate, has had a material adverse effect on the Assets or the Business.

    6.6 Orders and Laws. There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Operative Agreements to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser or the transactions contemplated by this Agreement or any of the Operative Agreements of any such Law.

    6.7 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser and Seller to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements, shall have occurred.

    6.8 Third Party Consents. The consents (or in lieu thereof waivers) listed in Schedule 6.8 hereto and all other consents (or in lieu thereof waivers) to the performance by Seller of its obligations under this Agreement and the Operative Agreements or to the consummation of the transactions contemplated hereby and thereby as are required under any Contract to which Seller is a party or by which any of its Assets and Properties are bound, other than consents to the transfer to Purchaser of Seller's software licenses for Entropic xwaves, Metrowerks Code Warrior Analysis Tools (Release 1) and Development Tools, PVCS and Trace Point, (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, except where the failure to obtain any such consent (or in lieu thereof waiver) could not reasonably be expected, individually or in the aggregate with other such failures, to materially adversely affect Purchaser, the Assets, the Assumed Liabilities or the Business or otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement and the Operative Agreements to Purchaser.

    6.9 Opinion of Counsel. Purchaser shall have received the opinion of Fulbright & Jaworski L.L.P., counsel to Seller, dated the Closing Date, substantially in the form and to the effect of Exhibit F hereto, and to such further effect as Purchaser may reasonably request.

    6.10 Escrow Agreement. Seller, Purchaser and the Escrow Agent shall have entered into the Escrow Agreement, which agreement shall be substantially in the form attached hereto as Exhibit G.

    6.11 Deliveries. Seller shall have delivered to Purchaser the General Assignment and the other Assignment Instruments.

    6.12 Proceedings. All proceedings to be taken on the part of Seller in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all such documents and other evidences as Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

    6.13 License Agreement. Seller and Purchaser shall have entered into the License Agreement.

                                   ARTICLE VII
                       CONDITIONS TO OBLIGATIONS OF SELLER

    The obligations of Seller hereunder to sell the Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

    7.1 Representations and Warranties. Each of the representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects (without regard for any materiality qualifiers contained therein) on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

    7.2 Performance. Purchaser shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

    7.3 Officers' Certificates. Purchaser shall have delivered to Seller a certificate, dated the Closing Date and executed by the Chairman of the Board, the President or any Executive or Senior Vice President of Purchaser, substantially in the form and to the effect of Exhibit H hereto.

    7.4 Orders and Laws. There shall not be in effect on the Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

    7.5 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Seller and Purchaser to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (c) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

    7.6 Deliveries. Purchaser shall have delivered to Seller the Assumption Agreement and the other Assumption Instruments.

    7.7 Stockholder Approval. This Agreement and the Operative Agreements, and the transactions contemplated herein and therein, shall have been approved by the stockholders of Seller as required in the Seller's charter documents or by relevant statute and law.

    7.8 Proceedings. All proceedings to be taken on the part of Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller, and Seller shall have received copies of all such documents and other evidences as Seller may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                                  ARTICLE VIII
                    SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

    8.1 Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any right of Purchaser (whether or not exercised) to investigate the Business or the Assets or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, Seller and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations, warranties, covenants and agreements of Seller and Purchaser contained in this Agreement will survive the Closing (i) indefinitely with respect to the representations and warranties contained in Section 2.11 or (ii) with respect to all other representations, warranties, covenants and agreements, for a period of eighteen (18) months from the Closing Date, except that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (ii) above will continue to survive if a claim for indemnity shall have been made under
Article IX on or prior to such termination date, until such claim has been satisfied or otherwise resolved.

                                   ARTICLE IX
                                 INDEMNIFICATION

    9.1 Indemnification.

      (a) Subject to the other Sections of this Article IX, Seller shall indemnify the Purchaser Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement or (ii) a Retained Liability.

     (b) Subject to the other Sections of this Article IX, Purchaser shall indemnify the Seller Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement or (ii) an Assumed Liability.

      (c) No amounts of indemnity shall be payable in the case of a claim by a Purchaser Indemnified Party under Section 9.1(a)(i) or a Seller Indemnified Party under Section 9.1(b)(i), as the case may be, unless and until the Purchaser Indemnified Parties or Seller Indemnified Parties, as the case may be, have suffered, incurred, sustained or become subject to Losses referred to in such Sections in excess of $50,000 in the aggregate, in which event Purchaser Indemnified Parties or Seller Indemnified Parties, as the case may be, shall be entitled to claim indemnity for the amount of such Losses exceeding $25,000, provided that this paragraph (c) shall not apply to a misrepresentation or breach of warranty by Seller of Seller's representations and warranties made in
Section 2.10 or Section 2.11.

     (d) That portion of the Purchase Price deposited in escrow with the Escrow Agent and governed by the terms and conditions of the Escrow Agreement shall be the sole and exclusive remedy available to the Purchaser Indemnified Parties for all Losses by a Purchaser Indemnified Party as a result of any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement, provided that this paragraph (d) shall not apply to Losses by a Purchaser Indemnified Party as a result of any misrepresentation or breach of warranty by Seller of Seller's representations and warranties in Section 2.10 or Section 2.11.

    9.2 Method of Asserting Claims. All claims for indemnification by any Indemnified Party under Section 9.1 will be asserted and resolved as follows:

      (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 9.1 is asserted against or sought to be collected from such Indemnified Party by a Person other than Seller, Purchaser or any Affiliate of Seller or Purchaser (a "Third Party Claim"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under Section
9.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.2(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages). The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the

Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this Section 9.2(a)(i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 9.2(a)(i), and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.1 with respect to such Third Party Claim.

                (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this Section 9.2(a)(ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 9.2(a)(ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 9.2(a)(ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.1 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with Section 9.2(c).

      (b) In the event any Indemnified Party should have a claim under Section
9.1 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver an Indemnity Notice with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with Section 9.2(c).

      (c) Any dispute submitted to arbitration pursuant to this Section 9.2 shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter sometimes called the "Board of Arbitration") selected as hereinafter provided. Each of the Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by the Indemnified Party. The Board of Arbitration shall meet in Alameda, California or in Princeton, New Jersey or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deems necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.

                                    ARTICLE X
                                   TERMINATION

    10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date (with respect to Section 10.1(b) through Section 10.1(h), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with this Agreement by the stockholders of Seller:

      (a) by mutual written consent of Purchaser and Seller; or

      (b) by either Purchaser or Seller if the Closing shall not have occurred by June 26, 1999 (provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date); or

      (c) by either Purchaser or Seller if a court of competent jurisdiction or other Governmental or Regulatory Authority shall have issued a final order, decree or ruling, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, and all appeals with respect to such order, decree, ruling or action have been exhausted or the time for appeal of such order, decree, ruling or action shall have expired (provided, however, that the right to terminate this Agreement under this Section 10.1(c) shall not be available to any party which has not complied with its obligations under Sections 4.1 and Section 5.1); or

     (d) by either Purchaser or Seller if, at the Seller Stockholders Meeting (including any adjournment or postponement thereof), the requisite vote of Seller's stockholders in favor of this Agreement and approval of the transactions contemplated hereby shall not have been obtained; or

      (e) by Purchaser if (i) the Board of Directors of Seller shall have withdrawn or modified its recommendation of this Agreement or the transactions contemplated herein in a manner adverse to Purchaser or shall have resolved or publicly announced or disclosed its intention to do so; or (ii) the Board of Directors of Seller shall have recommended a Superior Proposal to the stockholders of Seller or shall have resolved or publicly announced its intention to recommend or accept a Superior Proposal; or (iii) a tender offer or exchange offer which if completed would result in the ownership by any person and such person's affiliates of fifty percent (50%) or more of the outstanding shares of Seller Common Stock shall have been commenced and the Board of Directors of Seller shall have filed a Statement on Form 14D-9 recommending acceptance of such tender or exchange offer or shall have resolved or publicly announced its intention to recommend acceptance of such tender or exchange offer; or

      (f) by Purchaser if a breach of any representation, warranty, covenant or agreement on the part of Seller set forth in this Agreement shall have occurred which if uncured would cause any condition set forth in Section 6.1 or Section
6.2 not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within ten (10) business days following receipt by Seller of written notice of such breach from Purchaser; or

     (g) by Seller if it shall have accepted, approved or resolved to accept or approve a Superior Proposal in compliance with the terms of Section
4.3; or

      (h) by Seller, if a breach of any representation, warranty, covenant or agreement on the part of Purchaser set forth in this Agreement shall have occurred which if uncured would cause any condition set forth in Section 7.1 or
Section 7.2 not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within ten (10) business days following receipt by Purchaser of written notice of such breach from Seller.

    10.2 Effect of Termination. In the event of any termination of this Agreement pursuant to Section 10.1, there shall be no liability or obligation on the part of Seller or Purchaser or any of their respective officers, directors, stockholders or Affiliates, except as set forth in Section 10.3. The foregoing limitations shall not apply to the extent that such termination results from the willful breach by a party of any of its representations, warranties, covenants or agreements in this Agreement. The provisions of Section 4.12, Section 5.4,
Section 10.3 and Section 12.4 of this Agreement shall remain in full force and effect and survive any termination of this Agreement

    10.3 Fees and Expenses.

      (a) Except as set forth in this Section 10.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the transactions contemplated herein are consummated.

      (b) If this Agreement is terminated (i) by Purchaser pursuant to Section 10.1(e) or Section 10.1(f), or (ii) by Seller pursuant to Section 10.1(g), or
(iii) by Seller or Purchaser pursuant to Section 10.1(d) as a result of the failure to obtain the requisite vote for adoption of this Agreement and approval of the transactions contemplated herein by the stockholders of Seller and (in the case of clause (iii)) (x) at the time of such failure an Alternative Transaction involving Seller shall have been announced or publicly proposed and
(y) within one year of such failure Seller or its Board of Directors accepts, recommends or enters into or announces any definitive or preliminary agreement or letter of intent with respect to an Alternative Transaction or an Alternative Transaction is consummated, Seller shall pay to Purchaser a termination fee of $204,000 (the "Termination Fee"). The Termination
Fee shall be paid in cash by wire transfer of immediately available funds to an account designated by Purchaser and shall be payable: (x) in the case of termination by Seller pursuant to Section 10.1(g), prior to and as a condition precedent to the effectiveness of such termination; (y) in the case of termination by Purchaser pursuant to
Section 10.1(e) or Section 10.1(f), promptly after such termination;
and (z)
in the case of termination by Seller or Purchaser pursuant to Section 10.1(d) in the circumstances set forth in clause (iii) of the preceding sentence, not later than the earliest such time as (A) Seller or its Board of Directors accepts, recommends or enters into or announces any definitive or preliminary agreement or letter of intent with respect to such Alternative Transaction, or (B) an Alternative Transaction is consummated.

      (c) If this Agreement is terminated by Seller pursuant to Section 10.1(h), Purchaser shall pay to Seller a termination fee of $204,000.

      (d) As used in this Agreement, an "Alternative Transaction" with respect to Seller means (i) a transaction or series of transactions pursuant to which any person or group (as such term is defined under the Exchange Act), other than Purchaser, or any affiliate thereof (a "Third Party"), acquires (or would acquire upon completion of such transaction or series of transactions) more than fifty percent (50%) of the equity securities or voting power of Seller or any of its material subsidiaries, pursuant to a tender offer or exchange offer or otherwise, (ii) a merger, consolidation, share exchange or other business combination involving Seller or any of its material subsidiaries pursuant to which any Third Party acquires ownership (or would acquire ownership upon consummation of such merger, consolidation, share exchange or other business combination) of more than fifty percent (50%) of the outstanding equity securities or voting power of Seller or any of its material subsidiaries or of the entity surviving such merger or business combination or resulting form such consolidation, or (iii) any other transaction or series of transactions pursuant to which any Third Party acquires (or would acquire upon completion of such transaction or series of transactions) control of assets of Seller or any of its material subsidiaries (including, for this purpose, outstanding equity securities of subsidiaries of Seller) having a fair market value equal to more than fifty percent (50%) of the fair market value of all the consolidated assets of Seller immediately prior to such transaction or series of transactions

    10.4 Late Payment of Fees. If any fee or expense due under Section 10.3 is not timely paid, the defaulting party shall pay the costs and expenses (including reasonable documented legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N.A. from the date such fee was required to be paid.

                                   ARTICLE XI
                                   DEFINITIONS

    11.1 Definitions.

      (a) Defined terms. As used in this Agreement, the following defined terms have the meanings indicated below:

    "Acquisition Proposal" has the meaning ascribed to it in Section 4.3.

    "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

    "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

    "Agreement" means this Asset Purchase Agreement and the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Sections 6.4 and 7.3, as the same shall be amended from time to time.

     "Alternate Transaction" has the meaning ascribed to it in Section 10.3(d).

     "Assets" has the meaning ascribed to it in Section 1.1(a).

     "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

     "Assignment Instruments" has the meaning ascribed to it in Section 1.4(b).

     "Associate" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

    "Assumed Liabilities" has the meaning ascribed to it in Section 1.2(a).

    "Assumption Agreement" has the meaning ascribed to it in Section 1.4(b).

    "Assumption Instruments" has the meaning ascribed to it in Section 1.4(b).

    "Board of Arbitration" has the meaning ascribed to it in Section 9.2(c).

    "Books and Records" of any Person means all files, documents, instruments, papers, books and records relating to the business, operations, condition of (financial or other), results of operations and Assets and Properties of such Person, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Registrations, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

     "Business" has the meaning ascribed to it in the forepart of this Agreement.

     "Business Contracts" has the meaning ascribed to it in Section 1.1(a)(iii).

     "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the location of Seller's principal executive offices and location of Purchaser's principal executive offices are authorized or obligated to close.

     "Business Registrations" has the meaning ascribed to it in Section
1.1(a)(v).

     "Claim Notice" means written notification pursuant to Section 9.2(a) of a Third Party Claim as to which indemnity under Section 9.1 is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under Section 9.2, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim.

     "Closing" means the closing of the transactions contemplated by Section
1.4.

     "Closing Date" means (a) the second Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in or related to the filings described in Sections 6.3, 6.5 through 6.8 and Section 7.4 through 7.7 has been obtained, made or given or has expired, as applicable, or (b) such other date as Purchaser and Seller mutually agree upon in writing.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Competing Offer" has the meaning ascribed to it in Section 4.3.

     "Condition of the Business" means the business, condition (financial or otherwise), results of operations, Assets and Properties of the Business.

     "Contract" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

     "Designated Employees" has the meaning ascribed to it in Section 4.5.

     "Disclosure Schedule" means the record delivered to Purchaser by Seller herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

     "Dispute Period" means the period ending thirty (30) days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

     "Employee" means the employees of Seller listed on Section 2.14 of the Disclosure Schedule.

     "Escrow Agent" and "Escrow Agreement" have the respective meanings ascribed to them in Section 1.4(a).

     "Excluded Assets" has the meaning ascribed to it in Section 1.1(b).

     "General Assignment" has the meaning ascribed to it Section 1.4(b).

     "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Immigration Cases" has the meaning ascribed to it in Section 1.1(a)(iv).

     "Indebtedness" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

     "Indemnified Party" means any Person claiming indemnification under any provision of Article IX, including without limitation a Person asserting a claim pursuant to Section 9.3(c).

     "Indemnifying Party" means any Person against whom a claim for indemnification is being asserted under any provision of Article IX, including without limitation a Person against whom a claim is asserted pursuant to Section 9.3(c).

     "Indemnity Notice" means written notification pursuant to Section 9.2(b) of a claim for indemnity under Article IX by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

     "Intangible Personal Property" has the meaning ascribed to it in Section 1.1(a)(ii).

     "Intellectual Property" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, algorithms, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how, archival data, tapes, programs and documentation and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

     "Investment Assets" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by Seller (other than trade receivables generated in the ordinary course of business of the Seller).

     "IRS" means the United States Internal Revenue Service.

     "Knowledge of Seller" or "Known to Seller" means the knowledge of any officer or director or Gerard Aguilar, James Allington, David A. Campana, Juin-Hwey Chen, David Most, Vipul Parikh, Xiaoqin Sun, Takahiro Unno, Epiphany Vera, Wei Wang and Robert Zopf.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "Liabilities" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

     "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

     "Loss" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

    "Operative Agreements" means, collectively, the General Assignment and the other Assignment Instruments, the Assumption Agreement and the other Assumption Instruments, the Escrow Agreement and any support or other agreements to be entered into in connection with the transaction.

    "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final) .

    "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent, (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the Business, and (iv) with respect to the Intangible Personal Property, those valid and binding software license agreements listed on Section 2.11(f) of the Disclosure Schedule.

    "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

    "Property" or "Properties" means Intellectual Property, Tangible Personal Property and property subject to Personal Property Leases.

    "Proxy Statement" has the meaning ascribed to it in Section 2.16.

    "Purchase Price" has the meaning ascribed to it in Section 1.3(a).

    "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

    "Purchaser Indemnified Parties" means Purchaser and its officers, directors, employees, agents and Affiliates.

    "Registrations" means all Registrations, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

    "Representatives" has the meaning ascribed to it in Section 4.2.

    "Resolution Period" means the period ending thirty (30) days following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

    "Retained Liabilities" has the meaning ascribed to it in Section 1.2(b).

    "SEC" means the Securities and Exchange Commission.

    "Seller" has the meaning ascribed to it in the forepart of this Agreement.

    "Seller Indemnified Parties" means Seller and its officers, directors, employees, agents and Affiliates.

    "Seller Stockholders Meeting" has the meaning ascribed to it in Section
2.16.

    "Superior Proposal" has the meaning ascribed to it in Section 4.3.

    "Tangible Personal Property" has the meaning ascribed to it in Section 1.1(a)(i).

    "Tax Returns" means shall mean any return, declaration, report, estimates, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, covering or relating to the Assets or the Business.

    "Taxes" means shall mean any federal, provincial, territorial, local, or foreign income, profits, gross receipts, capital gains taxes, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, Business Registration, occupation, value added, goods and service, alternative or add-on minimum, estimated, or other tax or governmental charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, relating to the Assets or the Business.

    "Termination Fee" has the meaning ascribed to it in Section 10.3(b).

    "Third Party" has the meaning ascribed to it in Section 10.3(d).

    "Third Party Claim" has the meaning ascribed to it in Section 9.2(a).

    "Third Party Licenses" has the meaning ascribed to it in Section 2.11(b).

    "Third Party Technology" has the meaning ascribed to it in Section 2.11(a).

    "Transfer Taxes" shall mean all sales taxes, use taxes, conveyance taxes, transfer taxes, filing fees, recording fees, reporting fees and other similar duties, taxes and fees, if any, imposed upon, or resulting from, the transfer of the Assets hereunder, except for federal, state or local income or similar taxes based upon or measured by revenue, income, profit or gain from the transfer of the Assets or the operation of the Business prior to the Closing or by any increase in the value of any of the Assets through the Closing Date.

      (b) Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender;
(ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Seller in connection with the Business. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                   ARTICLE XII
                                  MISCELLANEOUS

    12.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

     If to Purchaser, to:

                                        Ascend Communications, Inc.
                                        One Ascend Plaza
                                        1275 Harbor Bay Parkway
                                        Alameda, CA       94502
                                        Facsimile No.:  (510) 747.6621
                                        Attn.:  General Counsel

     with a copy to:

                                        Gray Cary Ware & Freidenrich LLP
                                        400 Hamilton Avenue, Palo Alto, CA 94301
                                        Facsimile No.:  (650) 327-3699
                                        Attn.:  Thomas Furlong, Esq.

     If to Seller, to:

                                        Voxware, Inc.
                                        305 College Road East
                                        Princeton, NJ 08540
                                        Facsimile No.:  609.514.4103
                                        Attn.:  Bathsheba J. Malsheen

     with a copy to:

                                        Fulbright & Jaworski L.L.P.
                                        666 Fifth Avenue
                                        New York, NY 10103
                                        Facsimile No.:  (212) 752.5958
                                        Attn.:  Lawrence A. Spector

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     12.2 Entire Agreement. This Agreement and the Operative Agreements supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     12.3 Public Disclosure. Purchaser and Seller shall consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated herein and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by the rules of the NASD or the stock exchanges on which their respective securities are listed

      12.4 Confidentiality. Each party hereto will hold, and will use its best efforts to cause its Affiliates, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser's use of documents and information concerning the Business, the Assets or the Assumed Liabilities furnished by Seller hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates and their respective Representatives to, promptly (and in no event later than five (5) Business Days after such request) redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives. Notwithstanding the foregoing, Purchaser shall be entitled to disclose this Agreement to Lucent Technologies, Inc. subject to a nondisclosure obligation on the part of Lucent Technologies, Inc.

    12.5 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

    12.6 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

    12.7 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article IX.

    12.8 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article IX) to (i) a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, (ii) any post-Closing purchaser of all or a substantial part of the Assets or (iii) any financial institution providing purchase money or other financing to Purchaser from time to time as collateral security for such financing, but no such assignment referred to in clause (i) or (ii) shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

    12.9 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

    12.10 Consent to Jurisdiction and Service of Process. Subject to the arbitration provisions contained in Section 9.2(c), each party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of California or any court of the State of California located in San Francisco, San Jose or Oakland in any action, suit or proceeding arising out of or relating to this Agreement or any of the Operative Agreements or any of the transactions contemplated hereby or thereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and not be deemed to be a general submission to the jurisdiction of said courts or in the State of California other than for such purpose. Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction.

    12.11 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

    12.12 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of California applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

    12.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

                                 ASCEND COMMUNICATIONS, INC.

                               By: /s/ Roger Boyce
                                   ---------------------------------

                               Name:   Roger Boyce
                                     -------------------------------

                               Title: Vice President and General Manager
                                      -----------------------------------

                                  VOXWARE, INC.

                                 By: /s/ Bathsheba J. Malsheen
                                    ---------------------------------

                                 Name: Bathsheba J. Malsheen
                                      -------------------------------

                                Title: President and CEO
                                      -------------------------------

                                AMENDMENT NO. 1
                                      TO
                           ASSET PURCHASE AGREEMENT
                                      AND
                       TERMINATION OF SERVICES AGREEMENT


     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT AND TERMINATION OF SERVICES AGREEMENT (the "Amendment") dated as of JUNE 21, 1999 is made and entered into by and between ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Purchaser"), and VOXWARE, INC., a Delaware corporation ("Seller"). Capitalized terms not otherwise defined herein have the meanings set forth in that certain Asset Purchase Agreement date February 4,1999 by and between Purchaser and Seller (the "Asset Agreement").

                                   RECITALS

        A. Purchaser and Seller previously entered into the Asset Agreement and that Certain Services Agreement dated February 4, 1999 (the "Services Agreement"); and

        B. Purchaser and Seller now wish to amend the Asset Agreement and terminate the Services Agreement, on the terms set forth herein.

                                   AGREEMENT


1. Section 1.1(a)(iv) of the Asset Agreement shall be amended and restated to read in full as follows:

     "(iv) [DELETED]"

2. Section 1.2(a)(ii) of the Asset Agreement shall be amended and restated to read in full as follows:

     "(ii) [DELETED]"

3. Section 10.1(b) of the Asset Agreement shall be amended to read in full as follows:

         "(b) by either Purchaser or Seller if the Closing shall not have occurred by October 31, 1999 (provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date); or".

3. Except as amended hereby, the Asset Agreement shall remain in full force and effect.

3. Purchaser and Seller agree that the Services Agreement is hereby terminated, provided that Sections 2, 4 and 6 of the Services Agreement shall survive this termination.

4. Seller hereby sells, transfers, conveys, assigns and delivers to Purchaser, and Purchaser hereby purchases from Seller, all of Seller's rights and obligations under immigration cases, including petitions and applications pending before governmental agencies such as the Immigration and Naturalization Service, Department of Labor or State Department filed by Seller on behalf of each of David Campana, Xiaopin Sun, Epiphany Vera, and Robert Zopf (the "Immigration Cases"), Purchaser hereby assumes and agrees to pay, perform and discharge when due all obligations of Seller under the Immigration Cases.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of the party as of the date first above written.


                                          ASCEND COMMUNICATIONS, INC.

                                          By:  /s/ Dale L. Skran, Jr.
                                             -------------------------
                                          Name: Dale L. Skran, Jr.
                                               -----------------------
                                          Title: VP of Engineering
                                                 Enterprise Networking
                                                ----------------------


                                          VOXWARE, INC.

                                          By:  /s/ Bathsheba J. Malsheen
                                             ---------------------------
                                          Name: Bathsheba J. Malsheen
                                               -------------------------
                                          Title: President & CEO
                                                ------------------------

                                   EXHIBITS
                                   --------


Exhibit A     License Agreement

Exhibit B     General Assignment and Bill of Sale

Exhibit C     Assumption Agreement

Exhibit D     Officer's Certificate of Seller

Exhibit E     Secretary's Certificate of Seller

Exhibit F     Opinion of Counsel to Seller

Exhibit G     Escrow Agreement

Exhibit H     Officer's Certificate of Purchaser

                                                                       Exhibit A



                           SOFTWARE LICENSE AGREEMENT

        This Software License Agreement (the "Agreement") is made and entered into by and between Voxware, Inc. ("Licensee"), a Delaware corporation, having its principal place of business at 305 College Road East, Princeton, New Jersey 08540, and Ascend Communications, Inc. ("Ascend"), a Delaware corporation having its principal place of business at 1701 Harbor Bay Parkway, Alameda, California 94502, and is dated as of February 3, 1999 (the "Effective Date").

                                    RECITALS

        A. Pursuant to an Asset Purchase Agreement dated as of even date herewith between Licensee and Ascend (the "Asset Agreement"), Licensee has sold to Ascend, and Ascend has acquired from Licensee, right and title to certain voice communications software.

        B. Certain portions of this software is licensed to Licensee's customers.

        C. Subject to the terms of this Agreement, Licensee desires to obtain a license and Ascend desires to grant a license to certain portions of this software for the limited purposes of permitting Licensee (i) to continue to fulfill its obligations under existing license agreements; and (ii) to grant new licenses permitting use of such technologies in specified fields of use.

        NOW, THEREFORE, in consideration of the promises in this Agreement, Licensee and Ascend agree as follows:

                                    AGREEMENT

1. DEFINITIONS. Certain of the defined terms used in this Agreement are as follows:

        1.1 "Affiliate" shall mean a corporation, domestic or foreign, including parents, subsidiaries and sister companies, which directly or indirectly Control, are Controlled by, or are under common Control with an entity.

        1.2 "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and operating policies of an entity through ownership of a majority (more than fifty percent (50%)) of the voting and/or equity securities of an entity.

        1.3 "Derivative Work" "Derivative Work "Derivative Work shall mean a work that is based upon one or more preexisting works, such as a revision, modification, translation (including compilation or recapitulation by computer), abridgment, condensation, expansion, or any other form in which such a preexisting work may be recast, transformed, or adapted, and that, if prepared without authorization by the owner of the preexisting work, would constitute a copyright infringement.

        1.4 "Documentation" shall mean the documentation, instructions and user's guides, including updates thereto, relating to the Software, whether in printed or electronic format.

        1.5 "End Users" shall mean those persons who acquire the Software for their own business or personal use.

        1.6 "Existing License Agreement" shall mean the agreements set forth on Exhibit A (Existing License Agreements) between Licensee and third parties.

        1.7 "Intellectual Property Rights" means all rights in, to, or arising out of: (i) any U.S., international or foreign patent or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (ii) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (iii) copyrights, copyright registrations, mask works, mask work registrations, and applications therefor in the U.S. or any foreign country, and all other rights corresponding thereto throughout the world; and (iv) any other proprietary rights.

        1.8 "Licensee" shall mean Voxware, Inc. and its Affiliates

        1.9 "Object Code" shall mean the object code form of the Software, including all modifications of the Object Code created by Licensee hereunder.

        1.10 "Permitted Uses" shall mean the specific applications and fields of use set forth on Exhibit B (License Restrictions) hereto.

        1.11 "Prohibited Uses" shall mean the specific applications and fields of use set forth on Exhibit B (License Restrictions) hereto.

        1.12 "Software" shall mean the Source Code and the Object Code for the computer software described in Exhibit C (Software) hereto

        1.13 "Source Code" shall mean the source code form of the Software, including both the Source Documentation and all modifications of the Source Code created by Licensee hereunder.

        1.14 "Source Documentation" shall mean the documentation, including flow charts, annotations, schematics and other explanatory material, relating to the Source Code.

2. LICENSE GRANTS.

   2.1 Source Code.

     (a) Source Code License Grant. Ascend grants to Licensee a nonexclusive, nontransferable, royalty-free, paid-up right and license under Ascend's Intellectual Property Rights to:

        (i) use internally, modify and sublicense the Source Code for the sole purpose of fulfilling its obligations existing as of the date hereof under Existing License Agreements; and

       (ii) use internally and modify the Source Code for the sole purpose of creating Derivative Works, the object code versions of which can be licensed by Licensee pursuant to Section 2.2(a)(ii) below.

Except for Source Code licenses that have been granted by Licensee prior to the date hereof and that are identified as Source Code licenses on Exhibit A hereto (the "Existing Source Licenses"), Licensee may not sublicense the Source Code without Ascend's prior written consent, which will not be unreasonably withheld.

     (b) Protection of Source Code. Except where Licensee has licensed the Source Code pursuant to Existing Source Licenses, Licensee agrees to take all reasonably necessary steps to prevent the unauthorized disclosure of the Source Code, including but not limited to the following: (a) Licensee will use the Source Code only at the buildings at the sites specified in Exhibit D (Authorized Sites) hereto, which have restricted access twenty-four (24) hours a day, and Licensee shall not use the Source Code at any other building or site without Ascend's prior written consent, which shall not be unreasonably withheld; (b) the Source Code shall be used only in a location such that access is restricted only to persons authorized to use the Source Code as provided in this Agreement; (c) Licensee shall prevent telephone or other remote access to the Source Code from any location other than through secure, dedicated transmission lines between the sites specified in Exhibit D (Authorized Sites), or such other sites as are consented to by Ascend pursuant to clause (a) above; and (d) the Source Code shall be installed only on a single computer system at each site specified in Exhibit D (Authorized Sites), or such other sites as are consented to by Ascend pursuant to clause (a) above, which is password protected; all Source Code files will be password protected; and only persons authorized to use the Source Code as provided in this Agreement shall know or have access to the passwords. Licensee agrees to allow Ascend representatives immediate access to all sites, buildings, rooms and computers (including passwords) where the Source Code is kept during normal business hours to ensure that Licensee is complying with its obligations with respect to the Source Code.

     (c) Employees with Access to Source Code. Except where Licensee has licensed the Source Code pursuant to Existing Source Licenses, Licensee agrees to restrict access to the Source Code solely to those of its employees who have a need to know and have access to such Source Code solely for the purposes set forth in this Agreement. (As used in this Agreement, "access" means having the capability to view, copy, display, print, transfer or otherwise manipulate or have exposure to any form of the Source Code). Licensee shall require that each authorized employee, prior to that employee's access to the Source Code, shall have signed a confidentiality agreement pertaining to protection of the Source Code with terms consistent with the protection of Licensee's proprietary information of the same nature and character as the Source Code.

     (d) Derivative Works. Licensee agrees to deliver to Ascend copies of any Derivative Works of the Source Code promptly following their creation by Licensee, and such Derivative Works shall be considered part of the Software and shall be owned exclusively by Ascend.

2.2  Object Code.

     (a) Object Code License. Ascend grants to Licensee a nonexclusive, nontransferable, royalty-free, paid-up right and license under Ascend's Intellectual Property Rights to:

        (i) use internally, reproduce, distribute (including through multiple tiers of distribution) and sublicense the use of the Object Code, including the Object Code of any Derivative Work produced by Licensee pursuant to Section 2.1(a)(i) above, for the sole purpose of fulfilling its obligations existing as of the date hereof under Existing License Agreements; and

       (ii) use internally, reproduce, distribute (including through multiple tiers of distribution) and sublicense the use of the Object Code, including the object code versions of any Derivative Work produced by Licensee pursuant to
Section 2.1(a)(ii) above, only for the Permitted Uses; provided that this right to sublicense is subject to the approval of Ascend as set forth in Section 2.2
(b) and the licensing restrictions as set forth in Section 2.2(c) below.

     (b) Written Consent of Ascend. Prior to sublicensing the Object Code pursuant to Section 2.2(a)(ii) above, Licensee shall deliver a written request (the "Licensee Request") to Voice-Over IP Managing Director of Product Management at Ascend (who is currently Jose Garcia) with the following information: (1) the name of the prospective licensee (the "Prospective Licensee"); (2) a description of how the Prospective Licensee's will use the Software; and (3) the applicable portions of the Software to be licensed. Within ten (10) business days of receipt of a Licensee Request, Ascend shall deliver to Licensee its written consent to or rejection of such request, provided that Ascend shall be deemed to have consented to such request if it fails to respond to a Licensee Request within such ten (10) business day period. Ascend may not withhold its consent unless Ascend has a reasonable business purpose for withholding its consent, which reasonable business purposes shall include, but not be limited to, (1) the Prospective Licensee is a competitor of Ascend or its Affiliates, and (2) the proposed use of the Software by the Prospective Licensee would compete with products of Ascend or its Affiliates.

     (c) License Restrictions. Any sublicense granted by Licensee pursuant to
Section 2.2(a)(ii) shall require that the sublicensee agrees in writing (i) to only use the Software for Permitted Uses, (ii) to not use the Software for Prohibited Uses and (iii) to make Ascend a third party beneficiary to the sublicense agreement with respect to provisions protecting Ascend's proprietary rights in the Software. All licenses granted by Licensee pursuant to this agreement, including distribution and use licenses, shall be in writing and shall include provisions consistent with protecting Ascend's proprietary rights in the Software, including but not limited to provisions substantially similar to Sections 2.2(c) ("License Restrictions"), 5 ("Proprietary Rights"), 6 ("Confidentiality") (in the case of any license of Source Code), 11.6 ("Export") and 11.7 ("Government End Users").

    2.3 Documentation. Ascend grants to Licensee a worldwide, nonexclusive, nontransferable, royalty-free, paid-up right and license to use the Documentation internally and to reproduce the Documentation solely for the purpose of distributing the End User portions of the Documentation (which shall not include any of the Source Documentation).

    2.4 Restrictions. Except to the extent expressly permitted in this Agreement, Licensee shall not sell, rent, sublicense, distribute, assign or otherwise transfer any rights in the Software without Ascend's prior written consent.

     2.5 Covenant to Enforce Agreements. Licensee will promptly notify Ascend in writing of any breach violation of any Sublicense Agreement or Existing License Agreement of which it becomes aware, and will take commercially reasonable efforts to enforce all such agreements.

3. DELIVERY OF SOFTWARE. Licensee acknowledges that it already possesses copies of the Software and Documentation.

4. SOFTWARE SUPPORT SERVICES.

    4.1 Software Support Services. For a period of ninety (90) days from the date hereof, Licensee shall, upon the reasonable request of Licensee, receive up to a maximum of one-hundred (100) hours of technical services from Ascend for the sole purpose of assisting Licensee to fulfill its obligations under the Existing Licenses. Such support shall be provided primarily by Gerard Aguilar and David Campana, or if neither is available, by Ascend personnel of similar qualifications and ability. ALL SERVICES AND GOODS PROVIDED BY ASCEND UNDER THIS SECTION ARE PROVIDED ON AN "AS IS" BASIS AND ASCEND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING SUCH GOODS AND SERVICES.

    4.2 Support Fees. For the support services provided by Ascend pursuant to this Section, Licensee shall pay Ascend one hundred dollars ($100) per staff hour and twenty percent (20%) of any fees received by Licensee from third parties relating to such services. Licensee shall also reimburse Ascend for the cost of all materials expended by Ascend in providing these services. Payment for these services shall be due and payable by Licensee within thirty (30) days of receipt of an Ascend invoice for such services.

5. PROPRIETARY RIGHTS. Title and ownership of all proprietary rights in the Software and any Derivative Works thereof, including any copyright, patent, trade secret, trademark or other intellectual property rights, will at all times remain the property of Ascend. Licensee agrees not to remove or obliterate any copyright, trademark or proprietary rights notices from the Software or Documentation and shall reproduce all such notices on all authorized copies of the Software and Documentation. Except as otherwise permitted herein, Licensee shall not modify, translate, disassemble, decompile, reverse engineer or cause or allow discovery of the Source Code in any way.

6. CONFIDENTIALITY.

    6.1 Definition of Confidential Information. "Confidential Information" as used in this Agreement shall mean (a) the Source Code, Source Documentation and any know-how, inventions and trade secrets relating to the Software, and
(b) any information exchanged by the parties pursuant to Section 2.2(b). Such information disclosed by the disclosing party ("Discloser") will be considered Confidential Information by the receiving party ("Recipient"), only if such information is conspicuously designated as "Confidential", or if provided orally, identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days of disclosure; provided Licensee will consider the information described in Section 6.1(a) as the Confidential Information of Ascend notwithstanding any other provision of this Agreement.

    6.2. Nondisclosure and Nonuse Obligation. Each of the parties agrees that it will not make use of, disseminate, or in any way disclose any Confidential Information of the other party to any person, firm or business except as expressly contemplated hereby or for a purpose the other party may hereafter authorize in writing. Each of the parties agrees that it shall treat all Confidential Information of the other party with the same degree of care as it accords to its own Confidential Information, and each of the parties represents that it exercises reasonable care to protect its own Confidential Information. Each party agrees that it shall disclose Confidential Information of the other party only to those of its employees who need to know such information and certifies that such employees have previously agreed, either as a condition to employment or in order to obtain the Confidential Information, to be bound by terms and conditions substantially similar to those of this Agreement. Recipient will immediately give notice to Discloser of any unauthorized use or disclosure of the Confidential Information. Recipient agrees to assist Discloser in remedying any such unauthorized use or disclosure of the Confidential Information.

7. EXCLUSION OF WARRANTY. THE SOFTWARE IS LICENSED ON AN "AS IS" BASIS. ACCORDINGLY, ASCEND MAKES NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY AS TO THE SOFTWARE'S MERCHANTABILITY, FITNESS FOR ANY INTENDED USE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS. LICENSEE MAY NOT MAKE ANY WARRANTY ON BEHALF OF ASCEND WITH RESPECT TO THE SOFTWARE.

8. LIMITATION OF LIABILITY. IN NO EVENT WILL ASCEND OR ITS LICENSORS HAVE ANY LIABILITY UNDER THIS AGREEMENT OR ARISING FROM OR RELATED TO THE SOFTWARE FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING ANY LOST PROFITS OR LOST SAVINGS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY THIRD PARTY.

9. INDEMNIFICATION. Licensee shall defend, indemnify and hold harmless Ascend from and against any claims by any third party arising out of (i) the distribution, operation or use of the Software, or (ii) Licensee's failure to obtain a valid license agreement for the Software or Licensees failure to enforce any agreements granted by Licensee for the Software, including Existing Licenses; or (iii) Licensee's making representations or warranties regarding the Software. The foregoing indemnification obligation of Licensee is subject to the following: (i) Ascend shall notify Licensee in writing promptly upon Ascend first becoming aware of a claim; (ii) Licensee has sole control of the settlement, compromise, negotiation and defense of any such action; and (iii) Ascend gives Licensee all reasonably available information, assistance and authority, at Licensee's expense, to enable Licensee to do so. Ascend shall have no obligation to indemnify or defend Licensee against any claim made against Licensee or any other third parties regarding the Software.

10. TERMINATION. This Agreement may be terminated by either party on sixty (60) written days notice to the other party if the other party fails to materially perform any obligation hereunder and such failure is not cured within such sixty
(60) day period. Upon termination or expiration, Licensee shall no longer have any rights to the Software; provided that (i) any license granted by Licensee for the Software existing as of the date of notice that is consistent with the terms of this Agreement shall remain in force and effect, (ii) Licensee shall retain such rights under this Agreement as are required solely to permit Licensee to fulfill its obligations under any such license, and (iii) Licensee will use reasonably commercial efforts to enforce such licenses. The obligations of Licensee under Sections 2.1 ("Source Code"), 2.2 ("Object Code"), 2.4 ("Restrictions"), 2.5 ("Covenant to Enforce Agreements"), 5 ("Proprietary Rights"), 7 ("Exclusion of Warranty"), 8 ("Limitation of Liability"), 9 ("Indemnification"), and 10 ("Termination"), and the obligations of both parties under Sections 6 ("Confidentiality") and 11 ("Miscellaneous"), shall survive termination of this Agreement.

11. MISCELLANEOUS.

    11.1 Assignment. Except in the case of an assignment by Licensee to an Affiliate (subject to the execution of a written assumption of all the obligations hereunder by such Affiliate and Licensee's agreement to remain secondarily liable for the performance and compliance of such Affiliate to all the terms hereof), Licensee may not transfer or assign this Agreement, including any transfer by merger, acquisition, sale of assets or operation of law, without the prior written consent of Ascend. Licensee agrees that notwithstanding the execution of a confidentiality or non-disclosure agreement with a potential acquirer, assignee or transferee, in no event will Licensee disclose any portion of the Source Code to any such party in the course of such party conducting its due diligence with respect to a proposed transaction without first obtaining Ascend's written consent to an assignment of this Agreement in conjunction with the consummation of such transaction. In the event Ascend grants such consent, Licensee may disclose the Source Code to the potential acquirer, assignee or transferee solely for the purposes of allowing such party to conduct its due diligence and further that Licensee has entered into a written non-disclosure agreement pertaining to protection of the Source Code with terms consistent with the protection of Licensee's proprietary information of the same nature and character as the Source Code.

    11.2 Notices. Any notice required under this Agreement shall be given in writing and shall be deemed effective upon delivery to the party to whom addressed by (i) express courier upon written verification of actual receipt;
(ii) facsimile upon confirmation of receipt generated by the sending device; or
(iii) registered or certified mail, return receipt requested, upon the fifth
(5th) day after deposit in the mail. All notices shall be sent to the applicable address on the cover page hereof or to such other address as the parties may designate in writing, with a copy to the President and to the legal department of such party.

    11.3 Governing Law. This Agreement shall be governed and interpreted by the laws of the State of California, without giving effect to any conflict of laws rules. In the event an action is brought to enforce any provision or declare a breach of this Agreement, the prevailing party shall be entitled to recover, in addition to any other amounts awarded, reasonable legal and other related costs and expenses, including attorney's fees, incurred thereby.

    11.4 Injunctive Relief. It is expressly agreed that a material breach of this Agreement may cause irreparable harm to Ascend and that a remedy at law may be inadequate. Therefore, in addition to any and all remedies available at law, Ascend shall be entitled to injunctive relief against Licensee in the event of any threatened or actual violation of any or all provisions in this Agreement.

    11.5 Independent Contractor. Licensee is an independent contractor and nothing in this Agreement shall be deemed to create a joint venture, partnership, or agency relationship between the parties. Neither party has the right or authority to assume or create any obligation or responsibility on behalf of the other.

    11.6 Export. Licensee agrees that it will not export or reexport the Software without the appropriate United States Government or any other government licenses.

    11.7 Government End Users. If the Software is licensed hereunder by Licensee to the United States Government or any contractor therefor, Licensee agrees to take all steps necessary to ensure: (a) for acquisition by or on behalf of civilian agencies, protection as "commercial computer software" and related documentation in accordance with the terms of this Agreement as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors; and (b) for acquisition by or on behalf of units of the Department of Defense ("DoD"), protection as "commercial computer software" and related documentation in accordance with the terms of this agreement as specified in 48 C.F.R. 227-7202-2 of the DoD F.A.R. Supplement and its successors.

    11.8 Entire Agreement. If any portion of this Agreement is determined to be or becomes unenforceable or illegal, such portion shall be deemed eliminated and the remainder of this Agreement shall remain in effect in accordance with its terms as modified by such deletion. No waiver of any breach of this Agreement shall be effective unless in writing, nor shall any breach constitute a waiver of any subsequent breach of any provision of this Agreement. This Agreement and the exhibits hereto contain the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede all prior agreements, negotiations, proposals and communications between the parties.

The foregoing is agreed to by:


Voxware, Inc.                         Ascend Communications, Inc.

By:/s/ Bathseba J. Malsheen           By:/s/ Roger Boyce
   ----------------------------          --------------------------------------
Name:  Bathsheba J. Malsheen          Name: Roger Boyce
     --------------------------            ------------------------------------
Title: President and CEO              Title: Vice President and General Manager
     -------------------------               ----------------------------------
Date:  2/4/99                         Date: 2/4/99
     --------------------------            ------------------------------------

                                                                       EXHIBIT B


                       GENERAL ASSIGNMENT AND BILL OF SALE

     THIS GENERAL ASSIGNMENT AND BILL OF SALE is entered into this ____ day of _________, ____ by and between Ascend Communications, Inc., a Delaware corporation ("Purchaser"), and Voxware, Inc., a Delaware corporation ("Seller").

     WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement, dated as of February 4, 1999 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Purchaser and Purchaser has agreed to purchase from Seller certain assets used or held for use by Seller in connection with the Seller's business of developing and commercializing digital speech communication technologies based on speech coding algorithms, and Purchaser has agreed, in partial consideration therefor, to assume certain obligations in connection therewith by executing an Assumption Agreement of even date herewith;

     WHEREAS, Seller desires to transfer and assign to Purchaser the assets described below pursuant to Section 1.1 of the Asset Purchase Agreement and Purchaser desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to Purchaser free and clear of all Liens, other than Permitted Liens, all of Seller's right, title and interest in, to and under the following Assets and Properties of Seller used or held for use in connection with the Business, other than the Excluded Assets, as the same shall exist on the date hereof: (i) the Tangible Personal Property, (ii) the Business Contracts, (iii) the Intangible Personal Property, (iv) the Business Registrations and (v) the Immigration Cases (collectively, the "Assigned Assets"), TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever.

     Purchaser hereby accepts the sale, transfer, conveyance, assignment and delivery of the Assigned Assets.

     Seller represents, warrants, covenants and agrees that it will warrant and defend the sale of the Assigned Assets against all and every Person or Persons whomsoever claiming against any or all of the same, subject to the terms and provisions of the Asset Purchase Agreement

     This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     This General Assignment and Bill of Sale shall be governed by and construed in accordance with the laws of the State of California applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment and Bill of Sale in order for this General Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment and Bill of Sale to such extent.

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this General Assignment and Bill of Sale on the day and year first above written.

                                    ASCEND COMMUNICATIONS, INC.



                                       By:
                                       ----------------------------------
                                      Name:
                                     Title:

                                  VOXWARE, INC.


                                       By:
                                       ----------------------------------
                                      Name:
                                     Title:




              SIGNATURE PAGE TO GENERAL ASSIGNMENT AND BILL OF SALE

                                                                       EXHIBIT C


                              ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT is entered into this ____ day of _________, 1999 by and between Ascend Communications, Inc., a Delaware corporation ("Purchaser"), and Voxware, Inc., a Delaware corporation ("Seller").

     WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement, dated as of February 4, 1999 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Purchaser and Purchaser has agreed to purchase from Seller certain assets used or held for use by Seller in connection with Seller's business of developing and commercializing digital speech communication technologies based on speech coding algorithms, and Purchaser has agreed, in partial consideration therefor, to assume certain obligations in connection therewith by executing this Assumption Agreement;

     WHEREAS, pursuant to Section 1.2(a) of the Asset Purchase Agreement, Purchaser is required to execute and deliver to Seller this Agreement whereby Purchaser assumes such obligations;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby undertakes and agrees from and after the date hereof, subject to the limitations contained herein, to assume and to pay, perform and discharge when due the Assumed Liabilities.

     Nothing contained herein shall require Purchaser to pay or discharge any debts or obligations expressly assumed hereby so long as Purchaser shall in good faith contest or cause to be contested the amount or validity thereof.

     Other than as specifically stated above or in the Asset Purchase Agreement, Purchaser assumes no debt, liability or obligation of Seller, including without limitation the Retained Liabilities, by this Assumption Agreement, and it is expressly understood and agreed that all debts, liabilities and obligations not assumed hereby by Purchaser shall remain the sole obligation of Seller, its successors and assigns.

     No Person other than Seller, its successors and assigns shall have any rights under this Assumption Agreement or the provisions contained herein.

     This Assumption Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Assumption Agreement in order for this Assumption Agreement to be effective in any respect, then the laws of such other jurisdiction shall govern this Assumption Agreement to such extent.

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Assumption Agreement on the day and year first above written.

                                       ASCEND COMMUNICATIONS, INC.



                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                       VOXWARE, INC.



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                     SIGNATURE PAGE TO ASSUMPTION AGREEMENT

                                                                       EXHIBIT D



                                  VOXWARE, INC.

                              Officer's Certificate


     I, Bathsheba J. Malsheen, President and Chief Executive Officer of Voxware, Inc., a Delaware corporation ("Seller"), pursuant to Section 6.4 of the Asset Purchase Agreement dated as of February 4, 1999 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement) between Ascend Communications, Inc., a Delaware corporation, and Seller, DO HEREBY CERTIFY on behalf of Seller that:

     (1) Each of the representations and warranties made by Seller in the Asset Purchase Agreement is true and correct in all material respects (without regard for any materiality qualifiers contained therein) on and as of the date hereof as though made on and as of the date hereof.

     (2) Each of the agreements, covenants and obligations required by the Asset Purchase Agreement to be performed or complied with by Seller at or before the Closing has been duly performed or complied with in all material respects.

     IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of ____________, 1999.


                                            VOXWARE, INC.


                                            By:
                                               ---------------------------------
                                            Name:  Bathsheba J. Malsheen
                                            Title: President and Chief Executive
                                                   Officer

                                                                       EXHIBIT E

                                  VOXWARE, INC.

                             Secretary's Certificate

     I, Nicolas Narlis, Secretary of Voxware, Inc., a Delaware corporation ("Seller"), pursuant to Section 6.4 of the Asset Purchase Agreement dated as of February 4, 1999 (the "Asset Purchase Agreement") between Ascend Communications, Inc., a Delaware corporation, and Seller, DO HEREBY CERTIFY on behalf of Seller as follows:

     (1) Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of Seller and all amendments thereto (as so amended, the "Certificate of Incorporation"), and no amendment to the Certificate of Incorporation has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Certificate of Incorporation has been filed in the office of the Secretary of State of the State of Delaware since such date and no action has been taken by Seller, its stockholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of Seller.

     (2) Attached hereto as Exhibit B is a true, complete and correct copy of the Bylaws of Seller as in full force and effect on the date hereof and at all times since [insert date of last amendment].

     (3) Attached hereto as Exhibit C is a true, complete and correct copy of resolutions adopted by the Board of Directors of Seller with respect to the Asset Purchase Agreement and the Operative Agreements to which it is a party and the transactions


                    SIGNATURE PAGE TO OFFICER'S CERTIFICATE
contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Directors of Seller on February 4, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of Seller or any committee thereof relating to the Asset Purchase Agreement and the Operative Agreements to which it is a party and the transactions contemplated thereby.

     (4) Attached hereto as Exhibit D is a true, complete and correct copy of resolutions adopted by the stockholders of Seller with respect to the Asset Purchase Agreement and the Operative Agreements and the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the stockholders of Seller on _______, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the stockholders of Seller relating to the Asset Purchase Agreement and the Operative Agreements and the transactions contemplated thereby

     (5) Each of the following named individuals is a duly elected or appointed, qualified and acting officer of Seller who holds, and at all times since January __, 1999 has held, the offices set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

Bathsheba J. Malsheen
President and Chief Executive Officer
                                                     ---------------------------

[Name]
[Title]                                              ---------------------------

[Name]
[Title]                                              ---------------------------


[Name]
[Title]                                              ---------------------------

     IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of ______________, 1999.


                                        VOXWARE, INC.


                                       By:
                                           ------------------------
                                         Name:  Nicholas Narlis
                                         Title: Vice President, Chief Financial
                                                Officer, Secretary and Treasurer


     I, Bathsheba J. Malsheen, President and Chief Executive Officer of Seller, DO HEREBY CERTIFY on behalf of Seller that Nicholas Narlis is the duly elected or appointed, qualified and acting Secretary of Seller, and the signature set forth above is the genuine signature of such officer.

                                         -------------------------
                                         Name: Bathsheba J. Malsheen
                                         Title: President and Chief Executive
                                                Officer

____________, 1999


                    SIGNATURE PAGE TO SECRETARY'S CERTIFICATE

[DATE]
Page 1

                                                                       EXHIBIT F

                     [Form of Opinion of Counsel to Seller]


                                                      _________, 1999

[Name and Address of Purchaser]

Ladies and Gentlemen:

     We have acted as counsel to Voxware, Inc., a Delaware corporation ("Seller"), in connection with the Asset Purchase Agreement dated as of January __, 1999 (such agreement, excluding schedules and exhibits thereto is hereinafter referred to as the "Asset Purchase Agreement"), by and between _______________, a Delaware corporation, and Seller and the transactions contemplated thereby. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Asset Purchase Agreement.

     In rendering the opinions expressed below, we have examined (a) the Asset Purchase Agreement and the Operative Agreements (collectively, the "Documents") and (b) such corporate records of Seller and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the authentic original documents of all documents submitted to us as copies. As to matters of fact, we have relied upon certificates of government officials and of Seller and its officers and upon representations and warranties made in or pursuant to the Documents.

     In rendering the opinions expressed below, we have assumed (other than as to Seller) that all of the documents referred to in this opinion have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents, that all signatories to such documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

     Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

     1. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to own and use the Assets. Seller is qualified to do business as a foreign corporation in the Sate of New Jersey. Seller has full corporate power and authority to execute and deliver the Documents to which it is a

[Date]
Page 2


party, to perform its obligations thereunder and to consummate the transactions contemplated thereby, including without limitation to sell and transfer (pursuant to the Asset Purchase Agreement) the Assets.

     2. The execution and delivery by Seller of the Documents to which it is a party, and the performance by Seller of its obligations thereunder, have been duly and validly authorized by the Board of Directors and the stockholders of Seller, no other corporate action on the part of Seller or its stockholders being necessary. The Asset Purchase Agreement and such Operative Agreements have been duly and validly executed and delivered by Seller and constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

     3. The execution, delivery and performance by Seller of the Asset Purchase Agreement and the Operative Agreements to which it is a party and the consummation of the transactions contemplated thereby did not and will not (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws of Seller, (b) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation, or any Order known to us, applicable to Seller or any of its Assets and Properties or (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) except as set forth in Schedules 2.3 and 2.4 to the Asset Purchase Agreement, require Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Seller or any of the Assets under, any Contract to which Seller is a party or by which any of its Assets and Properties is bound which is filed as an Exhibit to Seller's registration statements and other filings with the Securities and Exchange Commission.

     4. To our knowledge, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of the Asset Purchase Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated thereby, except as disclosed in Section 2.4 of the Disclosure Schedule.

     5. Except as disclosed in Section 2.8 of the Disclosure Schedule, to our knowledge there are no Actions or Proceedings pending or threatened against, relating to or affecting Seller or any of its Assets and Properties.

     The foregoing opinions are also subject to the following comments and qualifications:

     a. The foregoing opinions are expressly limited to matters under and governed by the internal laws of the State of New York (exclusive of conflict of law principles), the internal corporate law of the State of Delaware and applicable Federal laws of the United States of America. We note that the Documents are governed by the laws of the State of California. With respect to the legality, validity, binding nature or enforceability of these documents, we have assumed, without any investigation, that

[Date]
Page 3


          the laws of the State of California are identical to the laws of the State of New York in all respects. We note that the laws of the State of California are likely to differ from the laws of the State of New York with respect to the matters covered by this opinion, that even if such laws were the same as the laws of the State of New York, judicial interpretations thereto in California may differ from judicial interpretations by New York courts, and that such differences may be material. With respect to laws, regulations and the like referred to herein, in addition to all other limitations set forth herein, such references are limited to laws, regulations and the like of the State of New York (exclusive of conflict of law principles), the internal corporate law of the State of Delaware and such applicable Federal laws of the United States of America as each is in effect and force as of even date of this opinion.

     b. In rendering the opinion expressed in paragraph 1 above regarding existence and good standing, we have relied solely on certificates of public officials, and have conducted no further investigation. Such opinions are limited to the dates of such certificates.

     c. The foregoing opinions regarding the enforceability of the Documents are subject to the following:

          (1)  The enforceability of the Documents may be limited or affected by
               (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors, (b) the refusal of a particular court to grant
               (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or (ii) a particular remedy sought under any Document as opposed to another remedy provided for therein or another remedy available at law or in equity, (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law), and (d) judicial discretion.

          (2) In rendering the foregoing opinions, we express no opinion as to the availability of certain equitable remedies, including specific performance, and further, we express no opinion as to the legality, validity, enforceability or binding effect of provisions of each Document relating to indemnities and rights of contribution to the extent prohibited by public policy or which might require indemnification for losses or expenses caused by negligence, gross negligence, willful misconduct, fraud or illegality of an indemnified party.

     d. Our opinions expressed in paragraphs 3 and 4 above as to (i) conflicts with or violations or breaches of any term or provision of any law, statute, rule or regulation,

[Date]
Page 4


          or of any other Law or Order applicable to Seller or any of its Assets and Properties and (ii) consents, approvals or actions of, filings with or notices to any Governmental or Regulatory Authority on the part of Seller required in connection with the execution, delivery and performance of the Asset Purchase Agreement or any of the Operative Agreements or the consummation of the transactions contemplated thereby, is based upon a review of those laws, statutes, rules or regulations that, in our experience, are normally applicable to the transactions contemplated by the Documents.

     e. With respect to references herein to "known to us", "to our knowledge" or words or phrases of similar import (whether modified by any additional phrases), such references mean the actual, current knowledge that those attorneys of this Firm who devoted substantive attention to the transactions to which this opinion relates have obtained from: (i) their review of documents in connection with rendering this opinion, and the due diligence performed in connection therewith, which review and due diligence were limited to reviewing the Documents, the exhibits and Schedules thereto, the minute books of the Company, and a certificate of Bathsheba Malsheen, President and Chief Executive Officer of the Company, and Nicholas Narlis, Vice President and Chief Financial Officer of the Company, and which due diligence did not include any examination of courts, boards, other tribunals or public records with respect to any litigation, investigation or proceedings, or judgments, orders or decrees, in any event applicable to the Company or any of its properties; and (ii) representations and warranties of the Company set forth in the Documents, or otherwise made to us in certifications and other writings.

          The opinions expressed herein are solely for the benefit of, and may only be relied upon by, you. This opinion may not be furnished to (except in connection with any legal or arbitral proceedings or as may be required by applicable law, and in any such events, as shall be directed or required incident thereto pursuant to a duly issued subpoena, writ, order or other legal process), or relied upon by, any other person without the prior written consent of this Firm. The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to such date, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

                                        Very truly yours,

                                                                       EXHIBIT G


                                ESCROW AGREEMENT

     ESCROW AGREEMENT, dated as of ________ __, 1999 among Ascend
Communications, Inc., a Delaware corporation ("Purchaser"), Voxware, Inc., a Delaware corporation ("Seller"), and _____________________________, a
__________________________, as escrow agent (the "Escrow Agent").

     WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to an Asset Purchase Agreement dated as of February 4, 1999 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement) between Purchaser and Seller relating to Purchaser's acquisition of certain assets and liabilities of Seller (the "Assets"); and

     WHEREAS, the Asset Purchase Agreement requires as a condition to the sale of the Assets that Purchaser, Seller and the Escrow Agent enter into this Agreement and that Purchaser deposit a portion of the Purchase Price with the Escrow Agent in order to provide a fund for indemnity payments that Seller becomes obligated to make to Purchaser or its officers, directors, employees, agents or Affiliates (together, the "Indemnified Parties") as and to the extent provided in Article IX of the Asset Purchase Agreement.

     NOW, THEREFORE, Purchaser, Seller and the Escrow Agent hereby agree as follows:

     1. Appointment of the Escrow Agent; Deposit of Escrow Amount. Seller and Purchaser hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of an executed copy of the Asset Purchase Agreement and of the amount of Seven Hundred and Fifty Thousand Dollars ($750,000) (the "Escrow Amount") from Purchaser as provided in Section 1.4 of the Asset Purchase Agreement.

     2. The Escrow Fund. The Escrow Amount and all earnings thereon (the Escrow Amount and all such earnings being referred to herein together as the "Escrow Fund") shall be held by the Escrow Agent as a trust fund in a separate account maintained for the purpose, on the terms and subject to the conditions of this Agreement. The Escrow Fund shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement. Amounts held in the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Purchaser or Seller owing to the Escrow Agent in any capacity.

     3. Investment of the Escrow Fund; Taxes.

        (a) The Escrow Agent shall invest and reinvest all cash funds held from time to time as part of the Escrow Fund, in its discretion, in any of the following kinds of investments, or in any combination thereof: (i) bonds or other obligations of, or guaranteed by, the government of the United States of America or any State thereof or the District of Columbia, or agencies of any of the foregoing, having maturities of not greater than ninety (90) days (or, if earlier, the Termination Date (as hereinafter defined)); (ii) commercial paper rated, at the time of the Escrow Agent's investment therein or contractual commitment providing for such investment, at least P-1 by Moody's Investors Service, Inc. ("Moody's") and A-1 by Standard & Poor's Corporation ("S&P") and having maturities of not greater than ninety (90) days (or, if earlier, the Termination Date); (iii) demand or time deposits in, certificates of deposit of or bankers' acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America, any State thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution or trust company if, in any such case, the depository institution, trust company or office or agency has combined capital and surplus of not less than One Hundred Million Dollars ($100,000,000) (any such institution being herein called a "Permitted Bank") having maturities of not greater than ninety (90) days (or, if earlier, the Termination Date); or
(iv) such other investments as Purchaser and Seller shall approve in writing.


        (b) All taxes in respect of earnings on the Escrow Fund shall be the obligation of, and shall be paid when due by, Seller who shall indemnify and hold Purchaser and the Escrow Agent harmless from and against all such taxes.

     4. Claims Against the Escrow Fund.

        (a) Concurrently with the delivery of a Claim Notice or an Indemnity Notice to Seller pursuant to Article IX of the Asset Purchase Agreement, Purchaser will deliver to the Escrow Agent a certificate in substantially the form of Annex I attached hereto (a "Certificate of Instruction"). No Certificate of Instruction may be delivered by Purchaser after the close of business on the business day immediately preceding the Termination Date. The Escrow Agent shall give written notice to Seller of its receipt of a Certificate of Instruction not later than the second business day next following receipt thereof, together with a copy of such Certificate of Instruction.

        (b) If the Escrow Agent (i) shall not, within thirty (30) calendar days following its receipt of a Certificate of Instruction (the "Objection Period"), have received from Seller a certificate in substantially the form of Annex II attached hereto (an "Objection Certificate") disputing Seller's obligation to pay the Owed Amount referred to in such Certificate of Instruction, or (ii) shall have received such an Objection Certificate within the Objection Period and shall thereafter have received either (x) a certificate from Purchaser and Seller substantially in the form of Annex III attached hereto (a "Resolution Certificate") stating that Purchaser and Seller have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties or (y) a copy of final order of a Board of Arbitration (accompanied by a certificate of Purchaser substantially in the form of Annex IV attached hereto (an "Arbitration Certificate")) stating that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties by Seller, then the Escrow Agent shall, on the second business day next following (x) the expiration of the Objection Period or (y) the Escrow Agent's receipt of a Resolution Certificate or an Arbitration Certificate, as the case may be, pay over to Purchaser from the Escrow Fund, by wire transfer of immediately available funds to a bank account of Purchaser's designation, the amount set forth in said Certificate of Instruction or, if such Resolution Certificate or Arbitration Certificate specifies that a lesser amount than such Owed Amount is payable, such lesser amount (or the entire Escrow Amount if it is less than the foregoing amounts).

     (c) The Escrow Agent shall give written notice to Purchaser of its receipt of an Objection Certificate not later than the second business day next following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to Seller of its receipt of an Arbitration Certificate not later than the second business day next following receipt thereof, together with a copy of such Arbitration Certificate.

     (d) Upon the payment by the Escrow Agent of the Owed Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed canceled. Upon the receipt by the Escrow Agent of a Resolution Certificate or an Arbitration Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed canceled.

     (e) Upon Purchaser's determination that it has no claim or has released its claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), Purchaser will promptly deliver to the Escrow Agent a certificate substantially in the form of Annex V attached hereto (a "Purchaser Cancellation Certificate") canceling such Certificate of Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Seller of its receipt of a Purchaser Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Purchaser Cancellation Certificate.

     (f) Upon receipt of a final order of a Board of Arbitration stating that none of the Owed Amount referred to in a Certificate of Instruction as to which Seller delivered an Objection Certificate within the Objection Period is payable to any Indemnified Party by Seller, Seller may deliver a copy of such order (accompanied by a certificate of Seller substantially in the form of Annex VI attached hereto (a "Seller Cancellation Certificate")) canceling such Certificate of Instruction, and such Certificate of Instruction shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Purchaser of its receipt of a Seller Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Seller Cancellation Certificate.

     5. Release of Escrow Fund. The Escrow Agent shall on [DATE 18 MONTHS AFTER CLOSING] (the "Termination Date") pay over to Seller from the Escrow Fund all amounts that remain in the Escrow Fund, by wire transfer of immediately available funds to a bank account of Seller's designation, less the sum of any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph (d),
(e) or (f) of Section 4. If at any time after the Termination Date the entire balance remaining in the Escrow Fund exceeds the sum at that time of the amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph
(d), (e) or (f) of Section 4, the Escrow Agent shall promptly pay over to Seller from the Escrow Fund, by wire transfer of immediately available funds to a bank account of Seller's designation, the amount of such excess. At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent prior to the Termination Date have been canceled in accordance with paragraph (d), (e) or (f) of Section 4, the Escrow Agent shall promptly pay over to Seller the balance in the Escrow Fund, by wire transfer of immediately available funds to a bank account of Seller's designation, and this Agreement (other than Sections 6, 7 and 8) shall automatically terminate.

     6. Duties and Obligations of the Escrow Agent. The duties and obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance herewith, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

     (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Agreement;

          (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

          (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence or breach of this Agreement;

          (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

          (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in writing by each of the parties hereto or by a final, nonappealable order of a court of competent jurisdiction; provided, however, in the event that the Escrow Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Purchaser and Seller in any court of competent jurisdiction and request that such court determine its rights and duties hereunder; and

          (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of ___________ and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

     7. Cooperation. Purchaser and Seller shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

     8. Fees and Expenses; Indemnity. Purchaser shall pay the fees of the Escrow Agent for its services hereunder as and when billed by the Escrow Agent, and Purchaser shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement; provided that notwithstanding the foregoing, Purchaser shall not be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence or breach of this Agreement.

     9. Resignation and Removal of the Escrow Agent.

        (a) The Escrow Agent may resign as such thirty (30) calendar days following the giving of prior written notice thereof to Seller and Purchaser. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Seller and Purchaser and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

        (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Seller and Purchaser are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement, provided that any such successor selected by the Escrow Agent shall be a Permitted Bank referred to in subclause (A) of clause (iii) of paragraph
(a) of Section 3.

        (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 9 of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (iii) of Section 6, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

     10. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                           If to Purchaser, to:

                           Ascend Communications, Inc.
                           One Ascend Plaza
                           1275 Harbor Bay Parkway
                           Alameda, CA  94502
                           Facsimile No.:  (510) 747-6621
                           Attn:  General Counsel
                           with a copy to:

                           Gray Cary Ware & Freidenrich LLP
                           400 Hamilton Avenue, Palo Alto, CA 94301-1825 Facsimile No.: (650) 327-3699
                           Attn: Thomas Furlong, Esq.

                           If to Seller, to:

                           Voxware, Inc.
                           305 College Road East
                           Princeton, NJ 08540
                           Facsimile No.:
                           Attn:

                           with a copy to:

                           Fulbright & Jaworski, L.L.P.
                           666 Fifth Avenue
                           New York, NY  10103
                           Facsimile No.: (212) 752-5958
                           Attn: Lawrence A. Spector

                           If to the Escrow Agent, to:

                           [Name]
                           [Address]
                           Facsimile No.:
                           Attn:

                           with a copy to:

                           [Name]
                           [Address]
                           Facsimile No.:
                           Attn:


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     11. Amendments, etc. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of Purchaser and Seller and, with respect to any amendment that would adversely affect the Escrow Agent, the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     13. Business Day. For all purposes of this Agreement, the term "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

     14. Miscellaneous. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                       ASCEND COMMUNICATIONS, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       VOXWARE, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       [ESCROW AGENT]


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                                                         ANNEX I




                           CERTIFICATE OF INSTRUCTION

                                       to

                         ------------------------------,

                                 as Escrow Agent


     The undersigned, Ascend Communications, Inc., a Delaware corporation ("Purchaser"), pursuant to Section 4(a) of the Escrow Agreement dated as of _____________, 1999 among Purchaser, Voxware, Inc., a Delaware corporation ("Seller"), and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) certifies that (i) Purchaser or another Indemnified Party has sent to Seller a Claim Notice or an Indemnity Notice (as such terms are defined in the Asset Purchase Agreement), a copy of which is attached hereto, and
     (ii) the amount of $___________ (the "Owed Amount") is payable to the Indemnified Parties by Seller pursuant to Article IX of the Asset Purchase Agreement by reason of the matter described in such Claim Notice or Indemnity Notice; and

          (b) instructs you to pay to Purchaser from the Escrow Fund the Owed Amount, by wire transfer of immediately available funds to Purchaser's account at _________________, __________________, _________, _________
     (Account No.:_________), (i) unless you receive an Objection Certificate from Seller prior to the expiration of the Objection Period, within two business days following the expiration of the Objection Period, or (ii) if you receive an Objection Certificate within the Objection Period, within two business days following your receipt of a Resolution Certificate or a Litigation Certificate.

                                      ASCEND COMMUNICATIONS, INC.


                                       By:
                                         ----------------------------------
                                         Name:
                                         Title:


Dated:_________, ____

                                                                        ANNEX II



                              OBJECTION CERTIFICATE

                                       to

                         ------------------------------,

                                 as Escrow Agent


     The undersigned, Voxware, Inc., a Delaware corporation ("Seller"), pursuant to Section 4(b) of the Escrow Agreement dated as of __________, 1999 among Ascend Communications, Inc., a Delaware corporation ("Purchaser"), Seller and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) disputes that the Owed Amount referred to in the Certificate of Instruction dated _________, ____ is payable to the Indemnified Parties by the undersigned pursuant to Article IX of the Asset Purchase Agreement;

          (b) certifies that the undersigned has sent to Purchaser a written statement dated ___________, ____ of the undersigned, a copy of which is attached hereto, disputing its liability to the Indemnified Parties for the Owed Amount; and

          (c) objects to your making payment to Purchaser as provided in such Certificate of Instruction.

                                       VOXWARE, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

Dated: __________, ____

                                                                       ANNEX III

                             RESOLUTION CERTIFICATE

                                       to

                      ------------------------------------,

                                 as Escrow Agent

     The undersigned, Ascend Communications, Inc., a Delaware corporation ("Purchaser"), and Voxware, Inc., a Delaware corporation ("Seller"), pursuant to
Section 4(b) of the Escrow Agreement dated as of ____________, 1999 among Purchaser, Seller and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) certify that (i) Purchaser and Seller have resolved their dispute as to the matter described in the Certificate of Instruction dated __________, ____ and the related Objection Certificate dated ___________,
     ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates is $______________;

          (b) instruct you to pay to Purchaser from the Escrow Fund the Owed Amount referred to in clause (ii) of paragraph (a) above, by wire transfer of immediately available funds to Purchaser's account at ____________________, _________________, ________, ________ (Account No.:
     ___________), within two business days of your receipt of this Certificate; and

          (c) agree that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to the Indemnified Parties and such Certificate of Instruction is hereby canceled.

                                             ASCEND COMMUNICATIONS, INC.



                                             By:
                                                ----------------------------
                                                Name:
                                                Title:

                                             VOXWARE, INC.



                                             By:
                                                ---------------------------
                                                Name:
                                                Title:

Dated:________, ____

                                                                        ANNEX IV



                             ARBITRATION CERTIFICATE

                                       to

                         -----------------------------,

                                 as Escrow Agent


     The undersigned, Ascend Communications, Inc., a Delaware corporation ("Purchaser"), pursuant to Section 4(b) of the Escrow Agreement dated as of ____________, 1999 among Purchaser, Voxware, Inc., a Delaware corporation ("Seller"), and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) certifies that (i) attached hereto is a final order of a Board of Arbitration in accordance with Section 11.03(d) of the Asset Purchase Agreement resolving the dispute between Purchaser and Seller as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates, as provided in such order, is $______________;

          (b) instructs you to pay to Purchaser from the Escrow Fund the Owed Amount referred to in clause (ii) of paragraph (a) above, by wire transfer of immediately available funds to Purchaser's account at _____________________, ________________, _______, _______ (Account No.:
     ____________), within two business days of your receipt of this Certificate; and

          (c) agrees that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to the Indemnified Parties and such Certificate of Instruction is hereby canceled.



                                           ASCEND COMMUNICATIONS, INC.


                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

Dated:__________, ____

                                                                         ANNEX V


                       PURCHASER CANCELLATION CERTIFICATE

                                       to

                          ----------------------------,

                                 as Escrow Agent


     The undersigned, Ascend Communications, Inc., a Delaware corporation ("Purchaser"), pursuant to Section 4(e) of the Escrow Agreement dated as of ____________, 1999 among Purchaser, Voxware, Inc., a Delaware corporation ("Seller"), and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) certifies that (i) it hereby releases its claim against Seller with respect to [all] [specify portion] of the Owed Amount designated in the Certificate of Instruction dated _____________, ____ and (ii) as a result the Owed Amount with respect to such Certificate of Instruction is $__________; and

          (b) agrees that such Certificate of Instruction is, to the extent released as provided in clause (i) of paragraph (a) above, canceled.

                                          ASCEND COMMUNICATIONS, INC.


                                          By:
                                             -----------------------------
                                             Name:
                                             Title:


Dated:__________, ____

                                                                        ANNEX VI



                         SELLER CANCELLATION CERTIFICATE

                                       to

                         -----------------------------,

                                 as Escrow Agent


         The undersigned, Voxware, Inc., a Delaware corporation ("Seller"), pursuant to Section 4(f) of the Escrow Agreement dated as of ____________, 1999 among Ascend Communications, Inc., a Delaware corporation ("Purchaser"), Seller and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby certifies that (i) attached hereto is a final order of a Board of Arbitration in accordance with Section 11.03(d) of the Asset Purchase Agreement resolving the dispute between Purchaser and Seller as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated ____________, ____ and (ii) as provided in such order, there is no Owed Amount with respect to the matter described in such Certificates.

                                             VOXWARE, INC.

                                             By:
                                                -----------------------------
                                                Name:
                                                Title:

Dated:__________, ____

                                                                       EXHIBIT H


                           ASCEND COMMUNICATIONS, INC.

                              Officer's Certificate


     I, Michael F.G. Ashby, Executive Vice President, Chief Financial Officer and Secretary of Ascend Communications, Inc., a Delaware corporation ("Purchaser"), pursuant to Section 7.03 of the Asset Purchase Agreement dated as of February 4, 1999 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement) between Purchaser and Voxware, Inc., a Delaware corporation, DO HEREBY CERTIFY on behalf of Purchaser that:

     (1) Each of the representations and warranties made by Purchaser in the Asset Purchase Agreement is true and correct in all material respects (without regard for any materiality qualifiers contained therein) on and as of the date hereof as though made on and as of the date hereof.


     (2) Each of the agreements, covenants and obligations required by the Asset Purchase Agreement to be performed or complied with by Purchaser at or before the Closing has been duly performed or complied with in all material respects.

     IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed on its behalf by the undersigned on and as of the ____ day of _____________, 1999.


                                      ASCEND COMMUNICATIONS, INC.


                                       By:
                                         ------------------------
                                         Name: Michael F.G. Ashby
                                         Title: Executive Vice President,
                                                Chief Financial Officer and
                                                Secretary

                       [LETTERHEAD OF LADENBURG THALMANN]


                                                                      APPENDIX B
                                                                      ----------

                                                                February 4, 1999


CONFIDENTIAL
------------

The Board of Directors of
Voxware Inc.
305 College Road East
Princeton, New Jersey 08540

Re: Ascend Communications, Inc.
    ---------------------------

Ladies and Gentlemen:

         You have advised us that pursuant to the terms and subject to the conditions of a certain Asset Purchase Agreement (the "Purchase Agreement") to be entered into on or about the date hereof between Voxware, Inc., as seller (the "Company"), and Ascend Communications, Inc., as purchaser ("Purchaser"),
(i) the Company intends to sell to Purchaser and Purchaser intends to acquire from the Company certain tangible and intangible assets (the "Acquired Assets") relating to the Company's digital speech communications and algorithmic coding business (the "Business"), and (ii) Purchaser intends to assume certain specified liabilities relating to the Business.

         We understand that the proposed aggregate purchase price for the Acquired Assets is $5,100,000 in cash (the "Acquisition Consideration"); $204,000 of which has been paid by Purchaser prior to the date hereof; an additional $4,146,000 of which would be payable on the "Closing Date" (as defined in the Purchase Agreement) and the remaining $750,000 of which would be deposited into escrow by Purchaser on the Closing Date (in respect of potential indemnification claims of Purchaser pursuant to the Purchase Agreement) and released in accordance with the provisions of a certain escrow agreement to be entered into on the Closing Date among the Company, Purchaser and an escrow agent to be selected by the foregoing parties (the "Escrow Arrangements").

         Pursuant to the terms of that certain Engagement Letter dated November 3, 1998, between Ladenburg, Thalmann & Co. Inc. ("Ladenburg Thalmann") and the Company (the "Engagement Letter"), you have requested that we prepare and furnish to you our opinion as to whether the Acquisition Consideration to be paid by Purchaser to the Company is within a range of fair value of the Acquired Assets. You have not requested an opinion from us, and our opinion neither expresses any view nor takes into account, whether the sale of the Acquired Assets and transactions contemplated by the Purchase Agreement (the "Transactions") constitute the sale or transfer of the Company's assets substantially as an entirety.

         In conducting our analyses, we have reviewed and considered such information as we deemed necessary or appropriate for purposes of expressing our opinion herein, including, without limitation, the following:

                          [LOGO OF LADENBURG THALMANN]


(i) the draft Purchase Agreement dated February 4, 1999 (including all of the Schedules and Exhibits thereto), in the form presented to you by management on the date hereof;

(ii) the audited balance sheets of the Company at June 30, 1997 and June 30, 1998, respectively, and the related statements of operations, redeemable convertible preferred stock and stockholder's equity (deficit) and cash flows for each of the three years in the period ended June 30, 1998, together with the opinion of Arthur Andersen LLP thereon dated August 5, 1998;

(iii) the unaudited interim balance sheet of the Company at December 31, 1998 and the related statements of operations and cash flows for the three-month period ended on such date;

(iv) each of the Company's: Annual Report on Form 10-K for the fiscal year ended June 30, 1998, Quarterly Report on Form 10-Q for the three-month period ended September 30, 1998 (the "Form 10-Q"), and definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the "Commission") on January 22, 1998, as well as certain other periodic reports and information filed publicly by the Company with the Commission;

(v) certain publicly available trading data and historical share price information with respect to the Company's common stock, $.001 par value; and

(vi) certain financial forecasts and projected financial information relating to the Company as a going-concern prepared by senior management.

        In addition, we have conducted such other inquiries, analyses and investigations and have reviewed and considered all such other financial, industry, market and general economic data as we deemed appropriate in arriving at our opinion. We also have met on several occasions with members of the Company's senior management and its Board of Directors to discuss, among other matters, the Company's historical and prospective business performance, the Company's historical and prospective industry and competitive environment, the Company's financial condition, results of operations and cash flows, the purpose and structure of the Transaction, the Company's reasons for undertaking the Transactions at this time, and alternative transactions considered by management and the Board of Directors.

         In furnishing this opinion, we have assumed and have relied upon the accuracy, completeness and fairness, without any independent inquiry or investigation, of all of the information and data referred to above. With respect to the information referred to in clause (vi) above, we further have assumed that such forecasts and projections have been prepared by senior management in good faith and on a reasonable basis and we have relied upon the representations made to us by senior management that the assumptions upon which such forecasts and projections are based reflect the best currently available estimates and judgments of such management as to the prospective financial performance of the Company (including in relation to its competitors and the industry in which the Business participates). We have assumed that there shall be no reduction of the Acquisition Consideration pursuant to the Escrow Arrangements and we

                          [LOGO OF LADENBURG THALMANN]

express no view as to any tax or accounting allocations elected by the Company or Purchaser in respect of the Acquisition Consideration as provided in the Purchase Agreement. We have not made or been provided with any independent report, appraisal or opinion as to the nature, value or condition of the Company's assets or liabilities (contingent or otherwise), and we do not assume any obligation or responsibility for verifying any of the information or data reviewed by us and referred to in this letter. We have not conducted any physical inspection of the Company's properties or assets (including the Acquired Assets), and you have not requested our view and, therefore, we did not consider or conduct any analyses, as to the prospective performance or condition of the Acquired Assets on a stand-alone or disaggregated basis. In addition, our opinion necessarily is based upon and subject to publicly available information and other information made available to us by the Company, and general economic, market and industry circumstances and conditions prevailing on the date hereof.

         In conducting our review and analyses and as a basis for arriving at our opinion expressed herein, we have utilized such accepted financial, investment banking and valuation methodologies, procedures and considerations as we have deemed relevant and customary under the circumstances, including the following: (i) the historical revenues; earnings before interest, taxes, depreciation and amortization; net income; and capitalization of the Company and certain companies having characteristics and engaged in businesses we believe to be comparable to those of the Company and Purchaser; (ii) acquisition multiples that historically have been paid for companies engaged in businesses which we believe to be comparable to that of the Company and Purchaser; (iii) a discounted cash flow analysis ("DCF") of the future operating earnings and net income of the Company as projected by senior management for the five-year period ending June 30, 2003; (iv) the implied premium represented by the Acquisition Consideration in relation to the Company's DCF equity and enterprise valuation range; (v) the Company's financial condition, results of operations and cash flows as reported in the Form 10-Q; (vi) the financial terms and structure of the Transactions; (vii) management's forecasts and projections of the Company's prospective financial condition, results of operations and cash flows (which did not include therein any forecast or projection by management as to the prospective performance and condition of the Acquired Assets on a stand alone or disaggregated basis); and (viii) the condition of the public securities markets, the industry in which the Business participates and general economic conditions prevailing on the date hereof.

         In furnishing our opinion, we further have assumed that the Transactions shall comply with all applicable federal and state laws and shall not result in any breach, violation or cancellation of, or forfeiture of any rights, benefits or interests to or in, any agreements, plans, commitments or arrangements to which the Company is a party or in respect of which the Company or any of its assets are subject or bound.

         Ladenburg Thalmann, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions and other forms of business combinations, corporate restructurings, underwritten offerings and private placements of listed and unlisted securities, and valuations for estate, corporate and other purposes. Pursuant to the Engagement Letter, Ladenburg Thalmann has been retained by the Company's Board of Directors to

                          [LOGO OF LADENBURG THALMANN]


furnish this opinion and has received certain fees and indemnification against certain potential liabilities in respect of the services furnished (and to be furnished) by us pursuant thereto.

         In the ordinary course of business, we actively trade securities on a proprietary basis and for the account of our customers and, accordingly, may at any time and from time to time hold a "long" or "short" position in the debt or equity securities of the Company and the Purchaser, or derivative products in respect of such securities. Ladenburg Thalmann also publishes on a periodic basis research reports on the financial condition and performance of the Company.

         Based upon the foregoing and subject to the qualifications, limitations, exceptions and assumptions set forth herein, we are of the opinion that, as of the date hereof, the Acquisition Consideration to be paid by Purchaser to the Company is within the range of fair value for the Acquired Assets.

         This opinion letter is strictly confidential and furnished solely for the benefit of and use by the Board of Directors of the Company, and no copy or summary of or excerpt from this opinion letter may be used by, furnished to or filed with any third party or public or governmental authority without our prior written approval thereof.


                                          Very truly yours,

                                          /s/ Ladenburg Thalmann

                                          LADENBURG THALMANN & CO. INC.

                                 VOXWARE, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 1999

     Bathsheba J. Malsheen and Nicholas Narlis, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Voxware, Inc. held of record by the undersigned on August 9, 1999, at the Annual Meeting of Stockholders to be held at 9:00 a.m. (local time) on September 21, 1999, at the Holiday Inn, 4355 Route 1, Princeton, New Jersey and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSAL NO.1 AND FOR EACH OF THE NOMINEES FOR PROPOSAL NO. 2.

Proposal No. 1 - Proposal to approve and adopt the Asset Purchase Agreement, dated as of February 4, 1999, as amended, by and between Ascend Communications, Inc., a Delaware corporation ("Ascend"), and Voxware, Inc., a Delaware corporation (the "Company"), pursuant to which the Company will sell to Ascend for cash substantially all of the assets of the Company's digital speech coding business.

          [_] FOR    [_]  AGAINST   [_] ABSTAIN


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Proposal No. 2 - Election of Directors - Nominees are:
         Bathsheba J. Malsheen, David B. Levi and Eli Porat

         [_]    FOR all listed nominees (except do not vote for the nominee(s)
                  whose name(s) appears(s) below):
         ______________________________________________________________________
         [_]    WITHHOLD AUTHORITY to vote for the listed nominees.

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.


IMPORTANT: Please sign exactly as name appears below. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title as such. If signor is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.


                                         Dated ____________________, 1999

                                         ________________________________
                                         Signature

                                         ________________________________
                                         Signature if held jointly

                                         The above-signed acknowledges receipt
                                         of the Notice of Annual Meeting of
                                         Stockholders and the Proxy Statement
                                         furnished therewith.

                                         PLEASE SIGN, DATE AND RETURN THIS PROXY
                                         CARD PROMPTLY USING THE ENCLOSED
                                         ENVELOPE.

Vote Your Proxy Over
Internet Or By Telephone!

It's fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by choosing either option, you help the company reduce postage and proxy tabulation costs.


Option 1:  Vote over the internet
---------------------------------

1.  Read the accompanying Proxy Statement.
2.  Have your 12-digit control number located on your voting ballot available
3.  Point your browser to http://www.proxyvote.com
                          ------------------------
4.  Follow the instructions to vote your proxy.

Option 2:  Vote by telephone
----------------------------

1.  Read the accompanying Proxy Statement.
2.  Have your 12-digit control number located on your voting ballot available
3. Using a touch-tone phone, call the toll-free number shown on the voting ballot.
4.  Follow the recorded instructions.



Your vote is important

Using the internet or telephone, you can vote anytime, 24 hours a day. Or if you prefer, you can return the enclosed paper ballot in the envelope provided. Please do not return the enclosed paper ballot if you are voting using the internet or telephone.

                            BROOKER AND ASSOCIATES

                              59 Orchard Hill Dr.

                               Sharon, Ma. 02067


              "We turn your warehouse into a competitive weapon"


Tel: 781-784-8329                                              Fax: 781-784-8344



                       CONSENT OF BROOKER AND ASSOICATES


We hereby consent to the reference to this firm under the caption "Additional Information about Voxware - Business of Voxware Following the Sale - Applications" in the Proxy Statement of Voxware, Inc., relating to it's 1999 Annual Meeting of Stockholders.


6/5/99                                  BROOKER AND ASSOCIATES

                                        By: /s/ Hal Brooker
                                           --------------------------
                                        Name: Hal Brooker
                                        Title: Principal